--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                      THE ENTERPRISE Group of Funds, Inc.

          ------------------------------------------------------------
          ------------------------------------------------------------


THE ENTERPRISE Group of Funds, Inc.    SEMI - ANNUAL REPORT    June 30, 2001


                                   [GRAPHIC]





          ------------------------------------------------------------
          ------------------------------------------------------------

                              SEMI - ANNUAL REPORT

                                 June 30, 2001


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

          ------------------------------------------------------------
          ------------------------------------------------------------

                                Aggressive Stock
                         Enterprise Mid-Cap Growth Fund
                        Enterprise Multi-Cap Growth Fund
                      Enterprise Small Company Growth Fund
                      Enterprise Small Company Value Fund

                                     Stock
                      Enterprise Capital Appreciation Fund
                           Enterprise Deep Value Fund
                             Enterprise Equity Fund
                         Enterprise Equity Income Fund
                             Enterprise Growth Fund
                       Enterprise Growth and Income Fund
                           Enterprise Large-Cap Fund

                              International/Global
                       Enterprise Emerging Countries Fund
                   Enterprise International Core Growth Fund
                      Enterprise International Growth Fund
                        Enterprise Worldwide Growth Fund

                                Sector/Specialty
                   Enterprise Global Financial Services Fund
                       Enterprise Global Health Care Fund
                   Enterprise Global Socially Responsive Fund
                     Enterprise International Internet Fund
                            Enterprise Internet Fund
                    Enterprise Mergers and Acquisitions Fund

                                Domestic Hybrid
                            Enterprise Balanced Fund
                     Enterprise Convertible Securities Fund
                            Enterprise Managed Fund

                                     Income
                     Enterprise Government Securities Fund
                        Enterprise High-Yield Bond Fund
                       Enterprise Tax-Exempt Income Fund

                                  Money Market
                          Enterprise Money Market Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   ----------------------------------------------------------------------------

                               Table of Contents

   ----------------------------------------------------------------------------

                                                  Page                                                              Page
                                                 ------                                                            ------
Enterprise Mid-Cap Growth Fund                                    Enterprise Global Financial Services Fund
   Subadviser's Comments .....................      4                Subadviser's Comments .....................     65
   Portfolio of Investments ..................      6                Portfolio of Investments ..................     67
Enterprise Multi-Cap Growth Fund                                  Enterprise Global Health Care Fund
   Subadviser's Comments .....................      8                Subadviser's Comments .....................     69
   Portfolio of Investments ..................     10                Portfolio of Investments ..................     71
Enterprise Small Company Growth Fund                              Enterprise Global Socially Responsive Fund
   Subadviser's Comments .....................     12                Subadviser's Comments .....................     73
   Portfolio of Investments ..................     14                Portfolio of Investments ..................     75
Enterprise Small Company Value Fund                               Enterprise International Internet Fund
   Subadviser's Comments .....................     15                Subadviser's Comments .....................     77
   Portfolio of Investments ..................     17                Portfolio of Investments ..................     79
Enterprise Capital Appreciation Fund                              Enterprise Internet Fund
   Subadviser's Comments .....................     22                Subadviser's Comments .....................     81
   Portfolio of Investments ..................     24                Portfolio of Investments ..................     83
Enterprise Deep Value Fund                                        Enterprise Mergers and Acquisitions Fund
   Subadviser's Comments .....................     26                Subadviser's Comments .....................     85
   Portfolio of Investments ..................     28                Portfolio of Investments ..................     87
Enterprise Equity Fund                                            Enterprise Balanced Fund
   Subadviser's Comments .....................     30                Subadviser's Comments .....................     90
   Portfolio of Investments ..................     32                Portfolio of Investments ..................     92
Enterprise Equity Income Fund                                     Enterprise Convertible Securities Fund
   Subadviser's Comments .....................     33                Subadviser's Comments .....................     94
   Portfolio of Investments ..................     35                Portfolio of Investments ..................     96
Enterprise Growth Fund                                            Enterprise Managed Fund
   Subadviser's Comments .....................     37                Subadvisers' Comments .....................     99
   Portfolio of Investments ..................     38                Portfolio of Investments ..................    102
Enterprise Growth and Income Fund                                 Enterprise Government Securities Fund
   Subadviser's Comments .....................     39                Subadviser's Comments .....................    105
   Portfolio of Investments ..................     40                Portfolio of Investments ..................    107
Enterprise Large-Cap Fund                                         Enterprise High-Yield Bond Fund
   Subadviser's Comments .....................     43                Subadviser's Comments .....................    109
   Portfolio of Investments ..................     45                Portfolio of Investments ..................    111
Enterprise Emerging Countries Fund                                Enterprise Tax-Exempt Income Fund
   Subadviser's Comments .....................     46                Subadviser's Comments .....................    117
   Portfolio of Investments ..................     48                Portfolio of Investments ..................    118
Enterprise International Core Growth Fund                         Enterprise Money Market Fund
   Subadviser's Comments .....................     50                Manager's Comments ........................    120
   Portfolio of Investments ..................     52                Portfolio of Investments ..................    122
Enterprise International Growth Fund
   Subadviser's Comments .....................     54             Statements of Assets and Liabilities .........    124
   Portfolio of Investments ..................     56             Statements of Operations .....................    128
Enterprise Worldwide Growth Fund                                  Statements of Changes in Net Assets ..........    132
   Subadviser's Comments .....................     58             Financial Highlights .........................    140
   Portfolio of Investments ..................     60             Notes to Financial Statements ................    196

Returns in this report are historical and do not guarantee future performance of any fund. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Message from the Chairman


Dear Fellow Shareholders:


     The Federal Reserve Board, beginning January 3rd, responded to the economy's weakness by cutting interest rates six times over the six-month period, for a total reduction of 2.75 percent. Each of the first five reductions was for 0.50 percent with the last reduction on June 27th for 0.25 percent. The fact that the Fed did cut only 0.25 percent may be evidence that the economy is beginning to level out and improve. The economy is said to begin to rebound six to nine months after the Fed begins cutting rates. Accordingly, we may begin to see the first signs of this action beginning in the third quarter.


     The first quarter continued a string of losing quarters for most indices. However, as the second quarter ended, the Nasdaq Composite Index finished at 2160.54, up 17.6 percent for the quarter, to break a series of four consecutive quarterly declines. The Dow Jones Industrial Average closed at 10502.40, up 6.7 percent for the quarter. It was the Dow's first positive quarter since the third quarter of 2000. Likewise, after two straight quarterly declines, the Russell 2000 Index posted a 14.4 percent gain.


     U.S. Treasury bonds and mortgage-backed securities performed well during much of the first half as interest rates declined. Mortgage-backed securities recorded more subdued price appreciation than their Treasury peers due to concern with increasing mortgage prepayment rates. On the other side were corporate bonds, which struggled with weak economic conditions and declining corporate profits.
                                                     ---------------------------
                                                         "To further broaden our
                                                         investment spectrum and
                                                        keeping with our goal of
                                                      providing our shareholders
                                                        investment opportunities
                                                          available only through
                                                         Enterprise, we launched
                                                      two new funds in the first
                                                                  half of 2001."
                                                     ---------------------------

     Many successful investors often point to commitment and determined focus over time as reasons for their accomplishment. We continue to advise investors to be patient and to temper their expectations for future equity returns. Investors should plan carefully with their financial representative, be prudent, be disciplined in investing and adhere to a practical, goal-oriented investment program.


     To further broaden our investment spectrum and keeping with our goal of providing our shareholders investment opportunities available only through Enterprise, we launched two new funds in the first half of 2001. The Enterprise Mergers and Acquisitions Fund was launched on February 28 and is subadvised by Gabelli Asset Management Company. This innovative Fund augments a core strategy of risk arbitrage with buy-and-hold investing. Gabelli uses classic arbitrage techniques for announced mergers and acquisitions aiming to capitalize on the spread between the price of the target company following the announcement and the deal price upon closing. In addition, Gabelli is selecting from his list of companies from across all market capitalizations that he believes will be likely takeover targets in the next 12 to 18 months. The second fund added was the Enterprise Deep Value Fund, which began May 31 and is subadvised by Wellington Management Company. The Fund invests primarily in large capitalization companies whose stocks are considered by the subadviser to be undervalued. Undervalued or "deep value" stocks are generally those that are out of favor with investors and presently trading at prices that the subadviser feels are below what the stocks are worth in relation to their earnings.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                          [ENTERPRISE GROUP OF FUNDS]

   ----------------------------------------------------------------------------


     You can learn more about Enterprise and keep up with your account information at our Web site, www.enterprisefunds.com. On the site, you have access to your personal account information, educational material, as well as to details on our funds including daily performance results. We believe you will find this information helpful. Of course, we will continue to explore additional ways in which we can employ technology to better serve your needs.

                                                     ---------------------------
                                                          "Investors should plan
                                                  carefully with their financial
                                                     representative, be prudent,
                                                     be disciplined in investing
                                                      and adhere to a practical,
                                                        goal-oriented investment
                                                                       program."
                                                     ---------------------------

     The Enterprise Group of Funds provides a level of professional money management once reserved for only the largest institutional investors. Enterprise's different funds are subadvised by separate independent asset management firms, each a recognized specialist in its own area of investment expertise. Selected based upon industry reputation and investment track record, each firm is continuously monitored by Enterprise and a national leading consulting firm to ensure that high standards of performance and professionalism continue to be met. Significantly, these firms primarily manage multimillion-dollar portfolios on behalf of corporations, nonprofit organizations and government entities who are able to meet minimum investment requirements of up to $100 million. Collectively these firms manage well over $400 billion in investment assets. Enterprise's distinctive management strategy provides individual investors the benefits of diversification among multiple asset management firms along with the conveniences of exchange privileges and consolidated statements -- all with a minimum investment of as little as $1,000 per fund.


     Your confidence is our most important asset. We are excited about our ability to provide you the diverse investment choices necessary to meet your investment objectives. We encourage you to review the subadviser comments in the semi-annual report. You will find insightful commentaries and a variety of investment strategies for the remainder of 2001. As always, we appreciate your support of The Enterprise Group of Funds and pledge to continue our primary mission of adding value to your investment portfolio by providing special access to some of the most accomplished investment firms in the industry.





Sincerely,


/s/  Victor Ugolyn

Victor Ugolyn
Chairman, President and Chief Executive Officer


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                        Enterprise Mid-Cap Growth Fund
                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------


Nicholas-Applegate Capital Management
San Diego, California


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $29.4 billion in assets under management, became subadviser to the Fund on October 31, 2000. Nicholas-Applegate's normal investment minimum is $10 million.


Investment Objective


The objective of the Enterprise Mid-Cap Growth Fund is to seek long-term capital appreciation.


Investment Strategies


The Mid-Cap Growth Fund primarily invests in companies with mid-sized market capitalizations. Mid-sized companies are those with market capitalizations corresponding to the middle 90 percent of the Russell Mid-Cap Growth Index, as measured at the time of purchase by the Fund. Normally, the Fund invests at least 75 percent of its total assets in common stocks of U.S. mid-sized companies.


The subadviser focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets.


The subadviser expects a high portfolio turnover rate of 200 percent or more. The Fund may lend portfolio securities on a short-term or long-term basis up to 30 percent of its total assets, including collateral received for securities lent.


First Half 2001 Performance Review


Gloomy economic news on a number of fronts beleaguered the equities markets for the first three months of 2001: a spate of earnings disappointments, a deceleration in industrial production and corporate spending on capital equipment, rising business inventories and shaken consumer confidence contributed to the market's decline. Against this uncertain backdrop, mid-cap growth stocks rose in the second quarter. A widely expected interest-rate cut and news that the Microsoft Corporation's anti-trust case had been dropped served to bolster returns toward month end.


The Fund under-performed the benchmark Russell Mid-Cap Growth Index due to stock selection in technology and energy stocks. Stock selection in the retail trade and utilities sectors positively impacted returns compared to the Index.


Abercrombie & Fitch Company and Nvidia Corp led top-performing stocks during the period. Abercrombie & Fitch Company, a clothing retailer, posted the industry's highest operating margin in 2000 and boasts a strong brand name. Nvidia Corp., which develops and markets 3D graphics processors, is enjoying accelerating earnings growth and high profit margins.


Future Investment Strategy


Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------

on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings so each stock must continue to earn its place in the Fund everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industries/sectors, thereby providing ample diversification. Funds remain fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the market and drives the Fund toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.


Investments in mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.







                                   [GRAPHIC]
                            www.enterprisefunds.com






--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                        Enterprise Mid-Cap Growth Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount        Value
Common Stocks -- 96.93%
-------------------------------------------------------------------------
Advertising -- 0.80%
-------------------------------------------------------------------------
Lamar Advertising Company (a) .............. 1,500          $   66,000
Apparel & Textiles -- 1.48%
-------------------------------------------------------------------------
American Eagle Outfitters Inc. (a) ......... 3,490             122,988
Banking -- 1.54%
-------------------------------------------------------------------------
Investors Financial Services Corporation ...   700              46,900
Northern Trust Corporation ................. 1,300              81,250
                                                            ----------
                                                               128,150
Biotechnology -- 2.25%
-------------------------------------------------------------------------
Aviron (a) .................................   920              52,440
ICOS Corporation (a) ....................... 1,070              68,480
Invitrogen Corporation (a) .................   910              65,338
                                                            ----------
                                                               186,258
Broadcasting -- 1.81%
-------------------------------------------------------------------------
Hispanic Broadcasting Corporation (a) ...... 3,000              86,070
Univision Communications Inc.
  (Class A) (a) ............................ 1,500              64,170
                                                            ----------
                                                               150,240
Brokers -- 1.07%
-------------------------------------------------------------------------
Bear Stearns Companies Inc. ................ 1,500              88,455
Building & Construction -- 1.14%
-------------------------------------------------------------------------
Lowes Companies Inc. ....................... 1,300              94,315
Business Services -- 1.69%
-------------------------------------------------------------------------
Concord EFS Inc. (a) ....................... 2,700             140,427
Cable -- 0.82%
-------------------------------------------------------------------------
Charter Communications Inc. (a) ............ 2,900              67,715
Communications -- 3.48%
-------------------------------------------------------------------------
Brocade Communications Systems Inc. (a)      3,820             168,042
ONI Systems Corporation (a) ................ 2,000              55,800
PMC-Sierra Inc. (a) ........................ 2,100              65,247
                                                            ----------
                                                               289,089
Computer Services -- 4.53%
-------------------------------------------------------------------------
Comverse Technology Inc. (a) ............... 1,970             112,487
Emulex Corporation (a) ..................... 1,700              68,680
Sungard Data Systems Inc. (a) .............. 2,700              81,027
VeriSign Inc. (a) .......................... 1,900             114,019
                                                            ----------
                                                               376,213
Computer Software -- 9.28%
-------------------------------------------------------------------------
Citrix Systems Inc. (a) .................... 3,570             124,593
i2 Technologies Inc. (a) ................... 3,400              67,320
McDATA Corporation (a) ..................... 2,700              58,968
Mercury Interactive Corporation (a) ........ 2,170             129,983
Openwave Systems Inc. (a) .................. 1,500              52,050
PeopleSoft Inc. (a) ........................ 3,470             170,828
Peregrine Systems Inc. (a) ................. 2,600              75,400
Quest Software Inc. (a) .................... 2,400              90,600
                                                            ----------
                                                               769,742

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount        Value
Consumer Durables -- 1.62%
-------------------------------------------------------------------------
Harley Davidson Inc. ....................... 2,860          $  134,649
Crude & Petroleum -- 0.65%
-------------------------------------------------------------------------
Ensco International Inc. ................... 2,320              54,288
Electrical Equipment -- 0.82%
-------------------------------------------------------------------------
Jabil Circuit Inc. (a) ..................... 2,200              67,892
Electronics -- 6.65%
-------------------------------------------------------------------------
Integrated Device Technology (a) ........... 2,000              63,380
KLA-Tencor Corporation (a) ................. 2,700             157,869
Novellus Systems Inc. (a) .................. 1,300              73,827
Nvidia Corporation (a) .....................   700              64,925
QLogic Corporation (a) ..................... 1,600             103,120
Sanmina Corporation (a) .................... 3,800              88,958
                                                            ----------
                                                               552,079
Energy -- 2.41%
-------------------------------------------------------------------------
Aquila Inc. (a) ............................ 2,500              61,625
Calpine Corporation (a) ....................   900              34,020
Dynegy Inc. ................................ 1,440              66,960
NRG Energy Inc. (a) ........................ 1,710              37,757
                                                            ----------
                                                               200,362
Finance -- 4.81%
-------------------------------------------------------------------------
Capital One Financial Corporation .......... 2,510             150,600
Instinet Group Inc. (a) .................... 2,600              48,464
Providian Financial Corporation ............ 3,380             200,096
                                                            ----------
                                                               399,160
Hotels & Restaurants -- 1.79%
-------------------------------------------------------------------------
Starbucks Corporation (a) .................. 6,440             148,120
Life Insurance -- 0.52%
-------------------------------------------------------------------------
Phoenix Companies Inc. (a) ................. 2,300              42,780
Medical Instruments -- 0.95%
-------------------------------------------------------------------------
Guidant Corporation (a) .................... 2,200              79,200
Medical Services -- 4.56%
-------------------------------------------------------------------------
Biogen Inc. (a) ............................ 1,470              79,909
Genzyme Corporation (a) .................... 1,200              73,200
Manor Care Inc. (a) ........................ 1,800              57,150
Quintiles Transnational Corporation (a) .... 3,200              80,800
Wellpoint Health Networks Inc. (a) .........   930              87,643
                                                            ----------
                                                               378,702
Metals & Mining -- 1.22%
-------------------------------------------------------------------------
Shaw Group Inc. (a) ........................ 2,530             101,453
Oil Services -- 5.32%
-------------------------------------------------------------------------
Baker Hughes Inc. .......................... 1,780              59,630
BJ Services Company (a) .................... 2,640              74,923
Nabors Industries Inc. (a) ................. 1,770              65,844
National Oilwell Inc. (a) .................. 2,250              60,300
Noble Drilling Corporation (a) .............   960              31,440
Patterson-UTI Energy Inc. (a) .............. 1,300              23,231
Rowan Companies Inc. (a) ................... 2,760              60,996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------

                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Smith International Inc. (a) ..............     1,090      $   65,291
UTI Energy Corporation (a) ................     1,600          52,600
                                                           ----------
                                                              441,655
Pharmaceuticals -- 17.24%
------------------------------------------------------------------------
Abgenix Inc. (a) ..........................     1,700          76,500
AdvancePCS (a) ............................     1,400          89,670
Allergan Inc. .............................     2,300         196,650
Andrx Group (a) ...........................       600          46,200
Enzon Inc. (a) ............................     1,060          66,250
Forest Laboratories Inc. (a) ..............     2,040         144,840
Gilead Sciences Inc. (a) ..................     1,100          64,009
Human Genome Sciences Inc. (a) ............     1,300          78,325
ICN Pharmaceuticals Inc. ..................     2,100          66,612
IDEC Pharmaceuticals Corporation (a) ......     3,300         223,377
Medarex Inc. (a) ..........................     2,200          51,700
MedImmune Inc. (a) ........................     1,900          89,680
Millennium Pharmaceuticals Inc. (a) .......     2,400          85,392
Praecis Pharmaceuticals Inc. (a) ..........       100           1,644
Protein Design Labs Inc. (a) ..............     1,200         104,112
Vertex Pharmaceuticals Inc. (a) ...........       920          45,540
                                                           ----------
                                                            1,430,501
Printing & Publishing -- 1.14%
------------------------------------------------------------------------
Lexmark International Group Inc.
  (Class A) (a) ...........................     1,400          94,150
Retail -- 3.52%
------------------------------------------------------------------------
Abercrombie and Fitch Company
  (Class A) (a) ...........................     2,360         105,020
Bed Bath & Beyond Inc. (a) ................     1,900          59,280
Best Buy Company Inc. (a) .................     1,100          69,872
Williams Sonoma Inc. (a) ..................     1,500          58,230
                                                           ----------
                                                              292,402
Savings and Loan -- 0.85%
------------------------------------------------------------------------
Golden West Financial Corporation .........     1,100          70,664
Semiconductors -- 5.07%
------------------------------------------------------------------------
Advanced Micro Devices Inc. (a) ...........     2,300          66,424
Altera Corporation (a) ....................     2,100          60,900
Applied Micro Circuits Corporation (a) ....     3,980          68,456
Cirrus Logic Inc. (a) .....................     2,620          60,339
Credence Systems Corporation (a) ..........     2,300          55,752
Teradyne Inc. (a) .........................     1,800          59,580
Xilinx Inc. (a) ...........................     1,200          49,488
                                                           ----------
                                                              420,939

                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Technology -- 2.63%
------------------------------------------------------------------------
Extreme Networks Inc. (a) .................     1,900      $   56,050
Lam Research Corporation (a) ..............     3,300          97,845
National Semiconductor Corporation (a) ....     1,600          46,592
Waters Corporation (a) ....................       630          17,394
                                                           ----------
                                                              217,881
Telecommunications -- 3.90%
------------------------------------------------------------------------
Allegiance Telecom Inc. (a) ...............     2,200          32,978
Crown Castle International
  Corporation (a) .........................     6,410         105,124
Scientific Atlanta Inc. ...................     1,900          77,140
Sonus Networks Inc. (a) ...................     3,080          71,949
Time Warner Telecom Inc. (a) ..............     1,080          36,201
                                                           ----------
                                                              323,392
Wireless Communications -- 1.37%
------------------------------------------------------------------------
Powerwave Technologies Inc (a) ............     3,400          49,300
RF Micro Devices Inc. (a) .................     2,400          64,320
                                                           ----------
                                                              113,620
                                                           ----------
Total Common Stocks
(Identified cost $8,314,598).............................   8,043,481
------------------------------------------------------------------------

Repurchase Agreement -- 4.12%
------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 3.45% due 07/02/01,
  Maturity Value $342,098
  Collateral: GNMA $360,000, 7.00%
  due 03/15/27, Value $354,900 ............ $342,000          342,000
                                                           ----------
Total Repurchase Agreement
(Identified cost $342,000)...............................     342,000
------------------------------------------------------------------------

Total Investments
(Identified cost $8,656,598).............................  $8,385,481
Other Assets Less Liabilities -- (1.05)% ................     (86,730)
                                                           ----------
Net Assets -- 100% ......................................  $8,298,751
------------------------------------------------------------------------

(a) Non-income producing security.


See notes to financial statements.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                       Enterprise Multi-Cap Growth Fund
                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------


Fred Alger Management, Inc.
New York, New York


Investment Management
Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Fred Alger Management, Inc. ("Alger"), which has approximately $15.7 billion in assets under management, became the subadviser to the Fund on July 1, 1999. Alger's normal investment minimum is $5 million.


Investment Objective
The objective of the Enterprise Multi-Cap Growth Fund is to seek long-term capital appreciation.


Investment Strategies
The Multi-Cap Growth Fund invests primarily in growth stocks. The subadviser believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition.


First Half 2001 Performance Review
The 2000 calendar year ended on a sour note following the U.S. Federal Reserve's ("Fed") December 19th decision not to cut interest rates despite a rapidly slowing economy. Fortunately, January 2001 brought some positive news for equity markets. On January 3rd, the Fed slashed interest rates by 0.50 percent in an unprecedented emergency move aimed at stimulating the rapidly slowing economy. Shortly thereafter, President Bush's new administration immediately began to press for a $1.6 trillion tax cut, also aimed at the slowing economy. Finally, the Fed proceeded to cut interest rates by an additional 0.50 percent on January 31st after its regular meeting. Most stocks acted positively to these events and moved in a positive direction during January, with the Nasdaq leading the rally.

Unfortunately, the remainder of the first quarter proved to be a disaster for equity markets. Throughout February and March, an ongoing series of earnings disappointments and weak economic reports created renewed pessimism amongst investors, causing share prices to collapse to new lows. During March, the Nasdaq broke through the 2,000 level and the Dow Jones broke through the 10000 level, with both benchmarks on their way to two-year lows. While technology stocks and growth stocks did lead the market downward, the eventual breakdown of non-technology stocks and value stocks provided evidence of a full-fledged market capitulation. When the Fed cut interest rates by another 0.50 percent after its March 20th meeting, the third such cut in a three-month time span, the market failed to respond in a positive fashion. The first quarter concluded with some investors in a panic, and other investors anticipating a rapidly approaching market bottom.

On April 4th, the Nasdaq bottomed at 1620, and then proceeded to bounce strongly off this low over the following two weeks. On April 18th, the Fed surprised investors with yet another intra-meeting 0.50 percent rate cut. The move proved to be a strong stimulus for the already recovering market. Equity indices finished the month of April strong, with the Nasdaq closing at 2116, an increase of more than 30 percent from its April 4th low.

The market failed to maintain its positive direction during May despite another
0.50 percent Fed rate cut on May 15th, as persistent profit warnings and weak economic data created continued apprehensiveness on the part of many investors. The Nasdaq appreciated in the days following the rate cut, but gave back its new gains by the end of the month. Equity markets continued to tread water during June, drifting mostly lower, but staying well above their previous lows. Equities rallied slightly at the end of the month in response to the June 27th Fed meeting, which resulted in a 0.25 percent rate cut. This brought the cumulative number of rate cuts thus far in 2001 to six, aggregating 2.75 percent. Nonetheless, the first half concluded with no significant upward momentum for either the economy or the stock market.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------


The first half of 2001 saw mixed results for the Enterprise Multi-Cap Growth Fund. The Fund's aggressive style made it susceptible to the weak performance of the market, as Alger's growth stock philosophy impaired returns during a period in which value strongly outperformed growth. Fortunately, a reduced technology weighting and strong security selection prevented the Fund from experiencing losses as dramatic as those experienced by many of its aggressive growth fund peers.


Future Investment Strategy

Currently, there is some evidence that the economy is starting to improve. Consumer spending remains adequate, if not robust, and housing is strong. Nevertheless, it is true that corporate profits are being squeezed tremendously. However, history tells us that the market is always considerably higher twelve months after the Fed begins a series of rate cuts. It should be remembered that the rate cuts began on January 3rd and therefore we still have six months to go. The economy is said to begin to rebound six to nine months after the Fed begins cutting rates. Consequently, the U.S. economy should begin to see the earliest signs of this in the third quarter. Investors should not be discouraged that there has been no activity yet.


While technology stocks continue to be a part of the Fund, their allocation within the Fund has been reduced greatly. Clearly, the Fund is now far more diversified than it was throughout most of 2000. Alger's reliance on comprehensive, in-house fundamental research will ensure that the Fund remains stocked with what Alger views as the most appealing growth investments.


Investments in small-capitalization and mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions. In addition, forecasts of performance of the various market indices and economic indicators does not imply the future performance of any Enterprise Fund.




                                   [GRAPHIC]
                            www.enterprisefunds.com




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

                       Enterprise Multi-Cap Growth Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Domestic Common Stocks -- 87.36%
-------------------------------------------------------------------------
Advertising -- 0.53%
-------------------------------------------------------------------------
Omnicom Group Inc. .......................   10,800       $    928,800
Aerospace -- 2.86%
-------------------------------------------------------------------------
General Dynamics Corporation .............   34,400          2,676,664
United Technologies Corporation ..........   32,350          2,369,961
                                                          ------------
                                                             5,046,625
Banking -- 1.79%
-------------------------------------------------------------------------
Bank of New York Company Inc. ............   65,700          3,153,600
Biotechnology -- 2.14%
-------------------------------------------------------------------------
Amgen Inc. (a) ...........................   62,350          3,783,398
Cable -- 2.15%
-------------------------------------------------------------------------
Comcast Corporation (a) ..................   87,625          3,802,925
Computer Hardware -- 3.19%
-------------------------------------------------------------------------
Cisco Systems Inc. (a) ................... 162,000           2,948,400
EMC Corporation (a) ......................  92,350           2,682,767
                                                          ------------
                                                             5,631,167
Computer Services -- 2.48%
-------------------------------------------------------------------------
Fiserv Inc. (a) ..........................  10,000             639,800
Sun Microsystems Inc. (a) ................ 238,100           3,742,932
                                                          ------------
                                                             4,382,732
Computer Software -- 5.65%
-------------------------------------------------------------------------
Intuit Inc. (a) ..........................  74,300           2,971,257
Microsoft Corporation (a) ................  69,025           5,038,825
Openwave Systems Inc. (a) ................  56,900           1,974,430
                                                          ------------
                                                             9,984,512
Electrical Equipment -- 1.90%
-------------------------------------------------------------------------
General Electric Company .................  68,850           3,356,437
Energy -- 1.38%
-------------------------------------------------------------------------
Calpine Corporation (a) ..................  34,500           1,304,100
Duke Energy Corporation ..................  29,000           1,131,290
                                                          ------------
                                                             2,435,390
Finance -- 0.61%
-------------------------------------------------------------------------
Stilwell Financial Inc. ..................  31,900           1,070,564
Food, Beverages & Tobacco -- 2.15%
-------------------------------------------------------------------------
Philip Morris Companies Inc. .............  75,000           3,806,250
Health Care -- 0.69%
-------------------------------------------------------------------------
Tenet Healthcare Corporation (a) .........  23,600           1,217,524
Hotels & Restaurants -- 0.69%
-------------------------------------------------------------------------
Brinker International Inc. (a) ...........  47,450           1,226,583
Insurance -- 3.00%
-------------------------------------------------------------------------
Marsh & McLennan Companies Inc. ..........  52,400           5,292,400
Media -- 2.53%
-------------------------------------------------------------------------
AOL Time Warner Inc. (a) .................  84,250           4,465,250

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Medical Instruments -- 0.46%
-------------------------------------------------------------------------
Medtronic Inc. ...........................  17,700        $    814,377
Medical Services -- 2.50%
-------------------------------------------------------------------------
Cardinal Health Inc. .....................  49,775           3,434,475
Genzyme Corporation (a) ..................  16,000             976,000
                                                          ------------
                                                             4,410,475
Misc. Financial Services -- 11.25%
-------------------------------------------------------------------------
Charles Schwab Corporation ...............  90,250           1,380,825
Citigroup Inc. ........................... 165,266           8,732,655
Merrill Lynch & Company Inc. .............  71,100           4,212,675
Morgan Stanley Dean Witter &
  Company ................................  86,300           5,543,049
                                                          ------------
                                                            19,869,204
Multi-Line Insurance -- 3.99%
-------------------------------------------------------------------------
American International Group Inc. ........  82,000           7,052,000
Oil Services -- 0.84%
-------------------------------------------------------------------------
Transocean Sedco Forex Inc. ..............  35,850           1,478,813
Pharmaceuticals -- 14.97%
-------------------------------------------------------------------------
Abbott Laboratories ......................  61,000           2,928,610
American Home Products Corporation          72,500           4,236,900
AmeriSource Health Corporation (a) .......  51,950           2,872,835
Baxter International Inc. ................  85,800           4,204,200
Eli Lilly & Company ......................  56,750           4,199,500
Enzon Inc. (a) ...........................  18,050           1,128,125
Express Scripts, Inc. (Class A) (a) ......  20,000           1,100,600
IDEC Pharmaceuticals Corporation (a)        13,000             879,970
King Pharmaceuticals Inc. (a) ............  15,900             854,625
Pfizer Inc. .............................. 100,600           4,029,030
                                                          ------------
                                                            26,434,395
Retail -- 19.29%
-------------------------------------------------------------------------
Best Buy Company Inc. (a) ................  35,450           2,251,784
eBay Inc. (a) ............................  97,900           6,705,171
Gap Inc. ................................. 115,450           3,348,050
Home Depot Inc. .......................... 136,150           6,337,782
Safeway Inc. (a) ......................... 101,100           4,852,800
Target Corporation ....................... 116,150           4,018,790
Toys R Us Inc. (a) .......................  35,500             878,625
Wal-Mart Stores Inc. ..................... 116,200           5,670,560
                                                          ------------
                                                            34,063,562
Technology -- 0.32%
-------------------------------------------------------------------------
Waters Corporation (a) ...................  20,750             572,908
                                                          ------------
Total Domestic Common Stocks
(Identified cost $166,963,263)..........................   154,279,891
-------------------------------------------------------------------------
Foreign Stocks -- 6.39%
-------------------------------------------------------------------------
Manufacturing -- 2.13%
-------------------------------------------------------------------------
Tyco International Ltd. ..................  69,000           3,760,500


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

   ----------------------------------------------------------------------------

                                                   Number
                                                 of Shares
                                                or Principal
                                                   Amount          Value
Pharmaceuticals -- 0.21%
------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.
  (ADR) .....................................      6,000       $    373,800
Telecommunications -- 1.25%
------------------------------------------------------------------------------
Amdocs Ltd. (a) .............................     41,000          2,207,850
Wireless Communications -- 2.80%
------------------------------------------------------------------------------
Nokia Corporation (Class A) (ADR) ...........    224,600          4,950,184
                                                               ------------
Total Foreign Stocks
(Identified cost $14,950,402)..............................      11,292,334
---------------------------------------------------------------------------
U. S. Government Agency Obligations -- 5.66%
------------------------------------------------------------------------------
Fannie Mae Discount Note
  3.54% due 07/25/01 ........................ $1,000,000            997,640
Federal Home Loan Bank Discount
  Note, 3.73% due 07/06/01 ..................  4,000,000          3,997,928
Federal Home Loan Bank Discount
  Note, 3.80% due 07/06/01 ..................  3,000,000          2,998,417
Federal Home Loan Bank Discount
  Note, 3.65% due 07/25/01 ..................  1,000,000            997,567
Federal Home Loan Bank Discount
  Note, 3.65% due 07/31/01 ..................  1,000,000            996,958
                                                               ------------
Total U. S. Government
Agency Obligations
(Identified cost $9,988,509)...............................       9,988,510
---------------------------------------------------------------------------

                                                   Number
                                                 of Shares
                                                or Principal
                                                   Amount          Value
Repurchase Agreement -- 1.62%
------------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 3.45% due 07/02/01,
  Maturity Value $2,858,822
  Collateral: GNMA $2,975,000,
  7.00% due 04/15/29, Value
  $2,932,854 ................................ $2,858,000       $  2,858,000
                                                               ------------
Total Repurchase Agreement
(Identified cost $2,858,000).................................     2,858,000
------------------------------------------------------------- ----------------
Total Investments
(Identified cost $194,760,174)...............................  $178,418,735
Other Assets Less Liabilities -- (1.03)% ....................    (1,818,018)
                                                               ------------
Net Assets -- 100% ..........................................  $176,600,717
------------------------------------------------------------------------------


(a) Non-income producing security.
(ADR) American Depository Receipt.


See notes to financial statements.



                                   [GRAPHIC]
                            www.enterprisefunds.com


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                     Enterprise Small Company Growth Fund
                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------


William D. Witter, Inc.
New York, New York


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


William D. Witter, Inc. ("Witter"), which has approximately $1.6 billion in assets under management, became subadviser to the Fund on September 2, 1998. Witter's normal investment minimum is $1 million.


Investment Objective


The objective of the Enterprise Small Company Growth Fund is to seek capital appreciation.


Investment Strategies


The Small Company Growth Fund invests primarily in common stocks of small capitalization companies with above-average growth characteristics that are reasonably valued. The subadviser uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the subadviser will not buy a stock if its price-earnings ratio exceeds its growth rate. By using this valuation parameter, the subadviser believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the subadviser believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially over-weighted in the Fund, or when the company no longer meets expectations. The subadviser's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.


First Half 2001 Performance Review


During the six months ended June 30, 2001, growth funds, in general, fared worse than value funds as investors reacted with caution to the prospect of a recession or economic stagnation. While an actual downturn in the economy has not developed, the first quarter's Gross Domestic Product (GDP) is estimated to have advanced at only about a 1 percent annualized rate. This pace was similar to that of the fourth quarter of 2000 and was far below the 8.3 percent rate of the fourth quarter of 1999. Factors that contributed to the decline in growth over the past fifteen months include the Fed's tightening of the money supply in an attempt to prevent an anticipated rise in inflation. The pre- Y2K above average spending on technology by businesses and governments was a second reason as it reduced the need for additional technology related capital spending in 2000 and so far in 2001.


Company specific developments, which negatively impacted the Fund, included an unexpected decision by the FDA to deny Advanced Neuromodulation Systems a Class II approval for its implantable pain control device. The consequent prospect of an additional eighteen to twenty-four months before commercial introduction of the product resulted in an immediate 45 percent decline in the stock. The decision of Aurora Bioscience Corporation to participate directly in drug discovery rather than concentrating exclusively on discovery infrastructure led to their guiding investors to virtually no earnings for 2001 and 2002 as their need to invest increased. The company had been demonstrating earnings growth for over one year. These shares also declined sharply.


A key transaction for the Fund was the sale of shares of MapInfo Corp. in January, portions of which were retained. This equity represented over 6 percent of the Fund at the end of 2000. The stock was sold at an average price of approximately $41 per share. The reason for the reduction was a concern that the company's telecommunications industry customers might stretch out their orders. This development does not appear to have occurred and more shares were added after June 30, at a price of approximately $22 per share.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------


In general, the holdings that did the best during the first half of 2001, such as Candela and Globecomm Systems, were recovering from depressed levels of last year. Barringer Technologies, in response to a takeover bid by Smith Group PLC, was another positive contributor to the Fund's performance.


Future Investment Strategy


While it is impossible to determine when the equity market trends will change, Witter is constructive for several reasons.


o A strong currency is usually positive for a country's investment markets. The dollar's relative strength among its major trading partners remains prominent.


o Monetary policy has changed from restraining to expanding the money supply. The yields of lower-quality corporate bonds, at almost 13 percent versus a recent high of over 14 percent, are moving down slowly. The availability of credit for this class of borrowers is important for economic growth.


o Although the form and timing of tax reductions are not clear, the probability of some stimulus from fiscal policy is high.


o The consumer confidence indices of both the Conference Board and of the University of Michigan, while still at low levels, have started to increase.


o Good quality fixed-income securities now yield less than most assumed rates of pension funds and less than the returns, including a provision for inflation, required by other institutions and individuals dependent on investment income. Therefore, those investors are likely to consider greater participation in equities.


o The decline in common stock prices over the past year, particularly in the Nasdaq, has removed much of the lack of pragmatism in valuations, particularly of Internet-related issues.


Consequently, Witter plans to have the Fund fully invested, which providing for some liquidity, is approximately 96 percent. Many of the stocks that have the best combination of fundamental potential and valuation levels are in the technology, healthcare, and commercial services sectors. Emphasis on these categories, therefore, will continue to be significant. The exceptional growth opportunities that are present in business-to-business internet infrastructure will lead us to look for well financed and managed companies in that sub-sector. Witter expects to increase the Fund's participation in the medical instruments field.


There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                     Enterprise Small Company Growth Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Domestic Common Stocks -- 95.60%
------------------------------------------------------------------------
Airlines -- 4.47%
------------------------------------------------------------------------
Frontier Airlines Inc. (a) ...............     111,600    $ 1,367,100
Skywest Inc. .............................     102,200      2,861,600
                                                          -----------
                                                            4,228,700
Business Services -- 7.19%
------------------------------------------------------------------------
Charles River Associates Inc. (a) ........     100,400      1,757,000
Maximus Inc. (a) .........................      72,250      2,896,502
On Assignment Inc. (a) ...................     119,600      2,152,800
                                                          -----------
                                                            6,806,302
Computer Services -- 5.45%
------------------------------------------------------------------------
Integral Systems Inc. (a) ................      82,600      1,993,138
MapInfo Corporation (a) ..................      99,500      2,189,000
Secure Computing Corporation (a) .........      62,100        975,591
                                                          -----------
                                                            5,157,729
Computer Software -- 9.72%
------------------------------------------------------------------------
Centra Software Inc. (a) .................     100,000      1,699,000
Excelon Corporation (a) ..................     286,600        421,302
Exchange Applications Software (a) .......     360,400        389,232
IntraNet Solutions Inc. (a) ..............      70,900      2,697,745
Plato Learning Inc. (a) ..................     129,200      3,998,740
                                                          -----------
                                                            9,206,019
Consumer Services -- 0.68%
------------------------------------------------------------------------
Catalytica Energy Systems Inc. (a) .......      29,710        644,707
Electrical Equipment -- 7.28%
------------------------------------------------------------------------
C & D Technologies .......................      73,100      2,266,100
Electro Scientific Industries Inc. (a) ...      57,800      2,202,180
Signal Technology Corporation (a) ........      66,500        714,875
Woodhead Industries ......................     100,500      1,708,500
                                                          -----------
                                                            6,891,655
Electronics -- 12.52%
------------------------------------------------------------------------
AstroPower Inc. (a) ......................      60,500      3,154,470
Cabot Microelectronics Corporation (a) ...      59,800      3,707,600
Cymer Inc. (a) ...........................      69,800      1,765,242
Nanometrics Inc. (a) .....................      32,800        901,574
Veeco Instruments Inc. (a) ...............      58,500      2,325,375
                                                          -----------
                                                           11,854,261
Food, Beverages & Tobacco -- 2.07%
------------------------------------------------------------------------
Delta & Pine Land Company ................      99,600      1,957,140
Manufacturing -- 2.14%
------------------------------------------------------------------------
Flow International Corporation (a) .......      96,000      1,036,800
Meade Instruments Corporation (a) ........      89,400        601,662
PRI Automation Inc. (a) ..................      21,000        389,025
                                                          -----------
                                                            2,027,487
Medical Instruments -- 14.85%
------------------------------------------------------------------------
Advanced Neuromodulation Systems (a)            78,700      2,046,200
Candela Corporation (a) ..................     320,700      2,100,585
Cytyc Corporation (a) ....................     136,100      3,137,105
ICU Medical Inc. (a) .....................      26,800      1,106,304
Varian Medical Systems Inc. (a) ..........      33,500      2,395,250


                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Zoll Medical Corporation (a) .............     119,400    $ 3,277,530
                                                          -----------
                                                           14,062,974
Medical Services -- 7.34%
------------------------------------------------------------------------
Dianon Systems Inc. (a) ..................      54,800      2,493,400
Impath Inc. (a) ..........................     100,600      4,456,580
                                                          -----------
                                                            6,949,980
Oil Services -- 5.44%
------------------------------------------------------------------------
Devon Energy Corporation .................      32,300      1,695,750
Key Production Inc. (a) ..................      32,000        532,800
Smith International Inc. (a) .............      48,800      2,923,120
                                                          -----------
                                                            5,151,670
Retail -- 3.67%
------------------------------------------------------------------------
Advanced Marketing Services Inc. .........     125,700      2,620,845
Angelica Corporation .....................      77,300        850,300
                                                          -----------
                                                            3,471,145
Semiconductors -- 3.88%
------------------------------------------------------------------------
Dupont Photomasks Inc. (a) ...............      20,000        965,000
MKS Instruments Inc. (a) .................      38,651      1,113,149
Photronics Inc. (a) ......................      62,000      1,590,920
                                                          -----------
                                                            3,669,069
Technology -- 4.86%
------------------------------------------------------------------------
Aurora Bioscience Corporation (a) ........      74,000      2,294,000
Trikon Technologies Inc. (a) .............     164,800      2,307,200
                                                          -----------
                                                            4,601,200
Telecommunications -- 1.15%
------------------------------------------------------------------------
Globecomm Systems Inc. (a) ...............     161,600      1,084,336
Transportation -- 0.67%
------------------------------------------------------------------------
Atlas Air Inc. (a) .......................      45,100        638,616
Travel/Entertainment/Leisure -- 2.22%
------------------------------------------------------------------------
Polaris Industries Inc. ..................      46,000      2,106,800
                                                          -----------
Total Domestic Common Stocks
(Identified cost $86,772,328)...........................   90,509,790
------------------------------------------------------------------------
Commercial Paper -- 4.51%
------------------------------------------------------------------------
Philip Morris Companies Inc.
  4.12% due 07/02/01 ..................... $2,270,000       2,269,740
Schering Corporation
  4.15% due 07/02/01 .....................  2,000,000       1,999,770
                                                          -----------
Total Commercial Paper
(Identified cost $4,269,510)............................    4,269,510
------------------------------------------------------------------------

Total Investments
(Identified cost $91,041,838)...........................  $94,779,300
Other Assets Less Liabilities -- (0.11)% ...............     (105,674)
Net Assets -- 100% .....................................  $94,673,626
------------------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.


See notes to financial statements.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                      Enterprise Small Company Value Fund
                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------



Gabelli Asset Management Company
Rye, New York


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


Gabelli Asset Management Company ("Gabelli"), which manages approximately $25.0 billion for institutional clients and whose normal investment minimum is $1 million, became subadviser to the Fund on July 1, 1996.


Investment Objective


The objective of the Enterprise Small Company Value Fund is to seek maximum capital appreciation.


Investment Strategies


The Small Company Value Fund invests primarily in common stocks of small capitalization companies that the subadviser believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. The subadviser uses a proprietary research technique to determine which stocks have a market price that is less that the "private market value" or what an investor would pay for the company. The subadviser then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.


First Half 2001 Performance Review


The decelerating economy and widespread earnings disappointments continued to erode investor confidence in the first quarter of 2001. Three bubbles had been created: the surge in capital spending on technology and telecom, the wealth effect driven partly by the Nasdaq's influence on the U.S. economy, and the dollar. Richly valued growth stocks, especially technology stocks, were hit the hardest, but more reasonably priced stocks declined as well.The question remains whether monetary and fiscal policy will be able to overcome these excesses.


By the end of the second quarter, the Fed had announced its sixth interest rate cut, and a tax cut was put into place. Also, Gabelli believes that much of the inventory overhang may be out of the way starting in the third quarter, especially in areas like the automotive industry. Small-cap stocks continued to outperform large-cap securities due to a reflection of better earnings growth rates and more reasonable valuations in the small-cap sector. Good stock selection helped the Fund outperform its Russell 2000 benchmark. Industrial stocks in the Fund had a particularly strong showing, with companies such as WHX Corp., AutoNation Inc., and Flowserve Corp., all strong positive contributors for the first half. Other industrial companies such as Thomas and Betts Corp., AAR Corp, Moog Inc., GenCorp Inc. and Modine Manufacturing Co. were also positive contributors in the half.


Future Investment Strategy


Gabelli believes this old-fashioned inventory correction will be relatively short lived. Demand seems to be stabilizing, and as Fed rate cuts take hold and the U.S. benefits from tax relief, Gabelli believes demand should rebound. Gabelli expects to see a consumer-led economic recovery starting in the fourth quarter of this year. Gabelli's expectation is that for the rest of 2001, the overall market will not do very much, but consumer cyclicals may do well. Also, Gabelli believes that the U.S. may begin to see better earnings comparisons in the first half of 2002.


Gabelli may have an opportunity to make money in specific stocks because the environment for transactions is particularly strong. The Department of Justice, the Federal Trade Commission, and the Federal Communications Commission will maneuver a less hostile environment within the new Administration. Large corporations will want to grow the



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------

top line and diversify through deals. Even though the Honeywell-GE deal blew up, on balance the background is ripe for all sorts of transactions.


In Gabelli's opinion, over the next twelve months, economic policy and monetary policy will work. The elimination of goodwill can create a powerful propensity for deal activity. Gabelli believes the consumer will lead the recovery, and there will be the absence of incremental drag from inventory, starting in the third quarter. Gabelli sees very little headway for the stock market indices for the next six to nine months, but believes that it is a good environment in which to own companies that will be the subject of financial engineering.


There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions. In addition, forecasts of performance of the various market indices and economic indicators do not imply the future performance of any Enterprise Fund.







                                   [GRAPHIC]
                            www.enterprisefunds.com




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

                      Enterprise Small Company Value Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001
      -------------------------------------------------------------------------


      -------------------------------------------------------------------------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Domestic Common Stocks -- 86.77%
-------------------------------------------------------------------------
Advertising -- 0.85%
-------------------------------------------------------------------------
Ackerley Group Inc. (a) ..................   320,000      $  3,587,200
Interep National Radio Sales Inc. (a) ....   3,000              17,100
                                                          ------------
                                                             3,604,300
Aerospace -- 6.41%
-------------------------------------------------------------------------
AAR Corporation ..........................  80,000           1,368,000
Ametek Inc. .............................. 145,000           4,429,750
Curtiss-Wright Corporation ...............  28,000           1,503,600
GenCorp Inc. ............................. 500,000           6,400,000
Kaman Corporation (Class A) .............. 150,000           2,655,000
Lockheed Martin Corporation ..............  65,000           2,408,250
Loral Space & Communications (a) ......... 130,000             364,000
Moog Inc. (Class A) (a) ..................  45,000           1,752,750
Sequa Corporation (Class A) ..............  30,000           1,365,000
Sequa Corporation (Class B) (a) ..........  30,000           1,762,500
SPS Technologies Inc. (a) ................  67,000           3,175,800
                                                          ------------
                                                            27,184,650
Apparel & Textiles -- 0.31%
-------------------------------------------------------------------------
Carlyle Industries Inc. (a) .............. 154,609              51,021
Wolverine World Wide Inc. ................  70,000           1,250,900
                                                          ------------
                                                             1,301,921
Automotive -- 5.87%
-------------------------------------------------------------------------
A. O. Smith Corporation ..................  27,000             483,300
A. O. Smith Corporation (Class A) ........  11,000             198,000
ANC Rental Corporation (a) ............... 133,000             399,000
AutoNation Inc. (a) ...................... 145,000           1,682,000
BorgWarner Inc. ..........................  74,000           3,671,880
Clarcor Inc. ............................. 100,000           2,685,000
Cooper Tire & Rubber Company .............  25,000             355,000
Earl Scheib Inc. (a) .....................  85,000             230,350
Exide Corporation ........................  80,000             920,000
Federal-Mogul Corporation ................ 255,000             430,950
Lund International Holdings Inc. (a) .....  25,000               6,250
Midas Inc. ............................... 223,000           2,809,800
Modine Manufacturing Company ............. 113,500           3,130,330
Navistar International Corporation (a)     101,000           2,841,130
Raytech Corporation (a) ..................  20,000              59,000
Standard Motor Products Inc. ............. 118,000           1,569,400
Superior Industries International Inc. ...  72,000           2,757,600
Tenneco Automotive Inc. (a) .............. 200,000             652,000
                                                          ------------
                                                            24,880,990
Banking -- 0.20%
-------------------------------------------------------------------------
Crazy Woman Creek Bancorp Inc. (f) .......  51,000             828,750
Biotechnology -- 0.58%
-------------------------------------------------------------------------
Invitrogen Corporation (a) ...............  34,000           2,441,200
Broadcasting -- 9.34%
-------------------------------------------------------------------------
AT&T Corporation - Liberty Media
  Group Class A (Tracking Stock) (a) .....  70,000           1,224,300
BHC Communications Inc. (Class A) (a)       34,000           4,725,660


                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Cablevision Systems Corporation -
  Rainbow Media Group (a) ................  45,000        $  1,161,000
Chris-Craft Industries Inc. (a) .......... 115,000           8,211,000
Fisher Companies Inc. ....................  46,000           3,352,940
Gemstar-TV Guide International Inc. (a)     45,000           1,917,000
Granite Broadcasting Corporation (a) ..... 245,000             735,000
Gray Communications Systems Inc. .........  65,000           1,237,600
Gray Communications Systems Inc.
  (Class B) ..............................  73,000           1,102,300
Key3Media Group, Inc. (a) ................  15,000             174,150
Paxson Communications Corporation (a)      250,000           3,375,000
United Television Inc. ...................  61,000           7,686,000
UnitedGlobalCom Inc. (a) ................. 230,000           1,989,500
World Wrestling Federation
  Entertainment Inc. (a) .................  25,000             345,000
Young Broadcasting Inc. (a) ..............  70,000           2,350,600
                                                          ------------
                                                            39,587,050
Building & Construction -- 2.14%
-------------------------------------------------------------------------
Core Materials Corporation (a) ........... 220,000             330,000
Hughes Supply Inc. .......................   1,000              23,650
Huttig Building Products Inc. (a) ........ 100,000             507,000
Newport News Shipbuilding Inc. ...........  23,000           1,408,750
Rollins Inc. ............................. 260,000           5,176,600
Salem Communications Corporation
  (Class A) (a) ..........................  75,000           1,641,000
                                                          ------------
                                                             9,087,000
Business Services -- 0.94%
-------------------------------------------------------------------------
Edgewater Technology Inc. (a) ............ 103,000             360,500
Nashua Corporation (a) ................... 138,000             959,100
National Processing Inc. (a) .............  95,000           2,660,000
                                                          ------------
                                                             3,979,600
Cable -- 1.70%
-------------------------------------------------------------------------
Cablevision Systems Corporation
  (Class A) (a) ..........................  80,000           4,680,000
Lamson & Sessions Company ................ 110,000             737,000
Mercom Inc. (a) (d) (m) .................. 135,000           1,215,000
Pegasus Communications Corporation (a)      25,000             562,500
                                                          ------------
                                                             7,194,500
Chemicals -- 3.05%
-------------------------------------------------------------------------
Church & Dwight Company Inc. .............  20,000             509,000
Ethyl Corporation (a) ....................   8,000              10,800
Ferro Corporation ........................ 130,000           2,835,300
Great Lakes Chemical Corporation ......... 115,000           3,547,750
H. B. Fuller Company .....................  15,000             748,500
Hercules Inc. (a) ........................ 127,000           1,435,100
MacDermid Inc. ........................... 120,000           2,160,000
Omnova Solutions Inc. .................... 230,000           1,674,400
                                                          ------------
                                                            12,920,850
Communications -- 0.03%
-------------------------------------------------------------------------
Western Wireless Corporation (a) .........   3,000             129,000
Computer Hardware -- 0.00%
-------------------------------------------------------------------------
Cerion Technologies Inc. (a) (d) ......... 120,000                  --


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Computer Services -- 0.06%
-------------------------------------------------------------------------
Startek Inc. (a) .........................   11,500      $    259,900
Computer Software -- 0.02%
-------------------------------------------------------------------------
BARRA Inc. (a) ...........................    2,250            88,088
Global Sources Ltd. (a) ..................    2,000            13,080
                                                         ------------
                                                              101,168
Conglomerates -- 0.06%
-------------------------------------------------------------------------
Harbor Global Company Ltd (a) ............   30,000           249,000
Construction -- 0.01%
-------------------------------------------------------------------------
KB Home ..................................    1,000            30,170
Consumer Durables -- 0.16%
-------------------------------------------------------------------------
Dana Corporation .........................   20,000           466,800
Noel Group Liquidating Trust
  Units (a) (d) (g) (m) ..................   15,000             9,900
Noel Group Units (a) (d) (g) (m) .........   15,000                --
Oneida Ltd. ..............................   10,000           203,300
                                                         ------------
                                                              680,000
Consumer Products -- 0.36%
-------------------------------------------------------------------------
Department 56 Inc. (a) ...................   55,000           420,750
Elizabeth Arden Inc. (a) .................   33,000           805,530
Martha Stewart Living Inc. (a) ...........    2,000            46,200
New England Business Service Inc. ........    2,000            38,400
Scotts Company (a) .......................    5,000           207,250
                                                         ------------
                                                            1,518,130
Consumer Services -- 0.22%
-------------------------------------------------------------------------
Chemed Corporation .......................   25,000           903,500
Loewen Group Inc. (ADR) (a) .............. 120,000             15,600
                                                         ------------
                                                              919,100
Containers/Packaging -- 0.60%
-------------------------------------------------------------------------
Crown Cork & Seal Inc. (a) ...............  35,000            131,250
Pactiv Corporation (a) ................... 180,000          2,412,000
                                                         ------------
                                                            2,543,250
Drugs & Medical Products -- 0.23%
-------------------------------------------------------------------------
Landauer Inc. ............................  32,000            960,000
Education -- 0.02%
-------------------------------------------------------------------------
Whitman Education Group Inc. (a) .........  36,000            102,600
Electrical Equipment -- 4.69%
-------------------------------------------------------------------------
Ampco-Pittsburgh Corporation .............  59,000            666,700
Baldor Electric Company .................. 150,000          3,205,500
Donaldson Company Inc. ...................  55,000          1,713,250
Oak Technology Inc. (a) .................. 100,000          1,059,000
Selas Corporation of America ............. 130,000            585,000
SL Industries Inc. (a) ................... 120,000          1,332,000
Thomas & Betts Corporation ............... 210,000          4,634,700
Thomas Industries Inc. ...................  50,000          1,475,000
UCAR International Inc. (a) .............. 185,000          2,210,750
Western Resources (Rts) ..................  23,333                 --
Western Resources Inc. ................... 140,000          3,010,000
                                                         ------------
                                                           19,891,900


                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Electronics -- 0.30%
-------------------------------------------------------------------------
CTS Corporation ..........................  10,000       $    205,000
Park Electrochemical Corporation .........  40,000          1,056,000
                                                         ------------
                                                            1,261,000
Energy -- 1.07%
-------------------------------------------------------------------------
Conectiv Inc. ............................ 110,000          2,376,000
El Paso Electric Company ................. 100,000          1,599,000
Kaneb Services Inc. (a) ..................  50,000            366,500
Southern Union Company ...................   9,088            185,395
                                                         ------------
                                                            4,526,895
Entertainment & Leisure -- 2.36%
-------------------------------------------------------------------------
Bull Run Corporation (a) ................. 155,000            201,500
Dover Downs Entertainment Inc. ...........  20,000            308,000
E.W. Scripps Company (Class A) ...........  30,000          2,070,000
Gaylord Entertainment Company (a) ........ 160,000          4,608,000
Hearst-Argyle Television Inc. (a) ........   8,000            160,000
Sinclair Broadcast Group Inc. (a) ........ 155,000          1,596,500
Six Flags Inc. (a) .......................  51,000          1,073,040
                                                         ------------
                                                           10,017,040
Finance -- 1.15%
-------------------------------------------------------------------------
BKF Capital Group Inc. ...................  72,000          2,390,400
Interactive Data Corp (a) ................ 180,000          1,620,000
Southwest Securities Group Inc. ..........  42,000            869,400
                                                         ------------
                                                            4,879,800
Food, Beverages & Tobacco -- 5.61%
-------------------------------------------------------------------------
Corn Products International Inc. ......... 115,000          3,680,000
Farmer Brothers Company ..................   2,300            535,900
Flowers Foods Inc. (a) ...................  51,800          1,623,930
Fortune Brands Inc. ......................   1,000             38,360
Ingles Markets Inc. (Class A) ............ 120,000          1,476,000
J & J Snack Foods Corporation (a) ........ 109,000          2,414,350
J. M. Smucker Company ....................  48,000          1,248,000
Opta Food Ingredients (a) ................   1,000              1,350
PepsiAmericas Inc. ....................... 255,000          3,391,500
Ralcorp Holdings Inc. (a) ................ 135,000          2,529,900
Robert Mondavi Corporation
  (Class A) (a) ..........................  35,000          1,418,900
Sensient Technologies Corporation ........ 110,000          2,257,200
Triarc Companies Inc. ....................  75,000          1,965,000
Vermont Pure Holdings, Ltd. (a) ..........   5,000             19,600
Weis Markets Inc. ........................  33,000          1,163,580
                                                         ------------
                                                           23,763,570
Health Care -- 0.01%
-------------------------------------------------------------------------
Henry Schein Inc. (a) ....................   1,000             40,060
Hotels & Restaurants -- 1.35%
-------------------------------------------------------------------------
Advantica Restaurant Group Inc. (a) ......  20,000             13,000
Aztar Corporation (a) .................... 195,000          2,359,500
Boca Resorts Inc. (a) .................... 110,000          1,620,300
Extended Stay America Inc. (a) ...........   5,000             75,000
La Quinta Properties Inc. (a) ............ 210,000          1,087,800


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Lakes Gaming Inc. (a) ....................   55,000       $    407,000
Trump Hotels & Casino Resorts
  Inc. (a) ...............................   60,000            121,200
Wyndham International Inc. (a) ...........   11,200             28,000
                                                          ------------
                                                             5,711,800
Insurance -- 1.76%
-------------------------------------------------------------------------
Argonaut Group Inc. ...................... 110,000           2,211,000
Liberty Corporation ...................... 100,000           4,000,000
Midland Company ..........................  28,000           1,246,000
                                                          ------------
                                                             7,457,000
Machinery -- 5.30%
-------------------------------------------------------------------------
Baldwin Technology Company Inc.
  (Class A) (a) .......................... 210,000             252,000
Fairchild Corporation (Class A) (a) ...... 239,600           1,679,596
Flowserve Corporation (a) ................ 200,000           6,150,000
Franklin Electric Company Inc. ...........  10,000             759,000
Gardner Denver Inc. (a) .................. 110,000           2,260,500
IDEX Corporation .........................  52,000           1,768,000
Katy Industries Inc. ..................... 130,000             616,200
Nortek Inc. (a) ..........................  69,000           2,154,180
Paxar Corporation (a) ....................  65,000             936,000
Robbins & Myers Inc. .....................  50,000           1,410,000
Standex International Corporation ........  65,000           1,534,000
Tech/Ops Sevcon Inc. .....................  35,000             330,750
Tennant Company ..........................  12,000             480,000
Watts Industries Inc. (Class A) .......... 125,000           2,118,750
                                                          ------------
                                                            22,448,976
Manufacturing -- 7.79%
-------------------------------------------------------------------------
Alltrista Corporation (a) ................ 130,000           1,534,000
Aviall Inc. (a) .......................... 220,000           2,413,400
Barnes Group Inc. ........................  90,000           2,223,000
Belden Inc. .............................. 102,000           2,728,500
BWAY Corporation (a) .....................  28,000             145,600
Crane Company ............................ 115,000           3,565,000
Cuno Inc. (a) ............................  49,000           1,470,000
Danaher Corporation ......................  17,000             952,000
Esco Technologies Inc. (a) ...............   1,500              45,225
Fedders Corporation (Class A) ............  65,000             286,000
Gerber Scientific Inc. ................... 150,000           1,642,500
Graco Inc. ...............................  50,000           1,650,000
Industrial Distribution Group Inc. (a) ...  60,000             129,000
Lindsay Manufacturing Company ............  10,000             190,000
MagneTek Inc. (a) ........................ 105,000           1,312,500
Material Sciences Corporation (a) ........ 130,000           1,284,400
Myers Industries Inc. .................... 260,300           3,930,530
Oil Dri Corporation of America ........... 145,000           1,164,350
Park Ohio Holdings Corporation (a) ....... 175,000             840,000
Pentair Inc. .............................  40,000           1,352,000
Rawlings Sporting Goods Company
  Inc. (a) ...............................  45,000             207,900
Roper Industries, Inc. ...................  68,000           2,839,000
Strattec Security Corporation (a) ........  22,000             763,840
Teleflex Inc. ............................   8,000             352,000
                                                          ------------
                                                            33,020,745


                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Medical Instruments -- 0.95%
-------------------------------------------------------------------------
Dentsply International Inc. ..............   1,000        $     44,350
Inamed Corporation (a) ...................  33,000             934,230
Patterson Dental Company (a) .............   1,000              30,000
Sybron Dental Specialties (a) ............ 147,000           3,012,030
Young Innovations Inv (a) ................   1,000              22,400
                                                          ------------
                                                             4,043,010
Medical Services -- 1.21%
-------------------------------------------------------------------------
Apogent Technologies Inc. (a) ............  95,000           2,337,000
CIRCOR International Inc. ................ 155,000           2,797,750
                                                          ------------
                                                             5,134,750
Metals & Mining -- 0.32%
-------------------------------------------------------------------------
Homestake Mining Company ................. 150,000           1,162,500
WHX Corporation (a) ...................... 105,000             201,600
                                                          ------------
                                                             1,364,100
Multi-Line Insurance -- 0.04%
-------------------------------------------------------------------------
Alleghany Corporation ....................     800             162,400
Neutraceuticals -- 0.27%
-------------------------------------------------------------------------
Weider Nutrition International Inc. ...... 500,000           1,125,000
Oil Services -- 0.05%
-------------------------------------------------------------------------
RPC Inc. .................................  15,000             213,000
Paper & Forest Products -- 0.11%
-------------------------------------------------------------------------
Rayonier Inc. ............................  10,000             464,500
Paper Products -- 0.61%
-------------------------------------------------------------------------
Greif Brothers Corporation (Class A) .....  85,000           2,579,750
Pharmaceuticals -- 1.23%
-------------------------------------------------------------------------
Carter-Wallace Inc. ...................... 240,000           4,644,000
Twinlab Corporation (a) .................. 222,000             572,760
                                                          ------------
                                                             5,216,760
Printing & Publishing -- 5.66%
-------------------------------------------------------------------------
A.H. Belo Corporation (Class A) .......... 170,000           3,202,800
Journal Register Company (a) ............. 136,000           2,189,600
Lee Enterprises Inc. .....................  80,000           2,640,000
McClatchy Company (Class A) ..............  55,000           2,150,500
Media General Inc. (Class A) ............. 135,000           6,210,000
Penton Media Inc. ........................ 100,000           1,750,000
Pulitzer Inc. ............................  77,000           4,065,600
Thomas Nelson Inc. ....................... 110,000             773,300
Topps Company Inc. (a) ...................  85,000             993,650
                                                          ------------
                                                            23,975,450
Property-Casualty Insurance -- 0.74%
-------------------------------------------------------------------------
CNA Surety Corporation ................... 225,000           3,150,000
Real Estate -- 0.83%
-------------------------------------------------------------------------
Catellus Development Corporation (a) ..... 145,000           2,530,250
Griffin Land & Nurseries Inc. (a) ........  47,000             750,120
Gyrodyne Company of America Inc. (a)        15,000             223,200
                                                          ------------
                                                             3,503,570


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------

                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
Retail -- 0.84%
--------------------------------------------------------------------------
Blockbuster Inc. ..........................      50,000    $    912,500
Lillian Vernon Corporation ................     120,000         847,200
Neiman Marcus Group (Class B) (a) .........      40,000       1,180,000
Neiman-Marcus Group Inc. (Class A) (a)           10,000         310,000
Sports Authority Inc. (a) .................      70,000         245,700
ValueVision International Inc.
  (Class A) (a) ...........................       3,000          65,250
                                                           ------------
                                                              3,560,650
Security & Investigation Services -- 0.02%
--------------------------------------------------------------------------
Wackenhut Corporation (Class A) (a) .......       5,000          86,250
Technology -- 0.21%
--------------------------------------------------------------------------
Flir Systems Inc. (a) .....................       5,000         125,150
J Net Enterprises Inc. (a) ................     190,000         767,600
                                                           ------------
                                                                892,750
Telecommunications -- 3.19%
--------------------------------------------------------------------------
AirGate PCS, Inc. (a) .....................      21,000       1,092,000
Atlantic Tele-Network, Inc. ...............      12,000         159,120
Citizens Communications Company (a)             230,000       2,766,900
Commonwealth Telephone Enterprises
  Inc. (a) ................................      40,000       1,690,000
Communications Systems Inc. ...............      81,000         607,500
Conestoga Enterprises Inc. ................       2,500          73,875
Corecomm Ltd. (a) .........................     220,000          41,800
Liberty Satellite & Technology Inc. (a) ...      30,000          76,500
Nextel Partners Inc. (a) ..................      55,000         853,600
Panamsat Corporation (a) ..................      14,000         544,320
Plantronics Inc. (a) ......................       5,000         115,750
Rural Celluar Corporation (a) .............      21,000         951,300
Telephone and Data Systems Inc. ...........      40,000       4,350,000
Triton PCS Holdings, Inc. (a) .............       5,000         205,000
                                                           ------------
                                                             13,527,665
Transportation -- 0.76%
--------------------------------------------------------------------------
GATX Corporation ..........................      68,000       2,726,800
Marine Prods Corporation ..................      30,000         127,500
TransPro Inc. (a) .........................     100,000         380,000
                                                           ------------
                                                              3,234,300
Travel/Entertainment/Leisure -- 0.03%
--------------------------------------------------------------------------
Bowlin Travel Centers Inc. (a) ............      60,000         114,000
Utilities -- 0.89%
--------------------------------------------------------------------------
AGL Resources Inc. ........................      55,000       1,306,250
Florida Public Utilities Company ..........      16,200         281,232
GPU Inc. ..................................      30,000       1,054,500
SJW Corporation ...........................       5,000         427,500
Southwest Gas Corporation .................      30,000         710,400
                                                           ------------
                                                              3,779,882
Waste Management -- 1.01%
--------------------------------------------------------------------------
Allied Waste Industries Inc. (a) ..........     160,000       2,988,800
EnviroSource, Inc. (a) ....................     102,000          17,340
Republic Services Inc. (a) ................      65,000       1,290,250
                                                           ------------
                                                              4,296,390

                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
Wireless Communications -- 3.25%
--------------------------------------------------------------------------
Allen Telecom Inc. (a) ....................     200,000    $  3,000,000
Centennial Communications
  Corporation (a) .........................      65,000         857,350
Leap Wireless International Inc. (a) ......      50,000       1,515,000
Nextel Communications Inc.
  (Class A) (a) ...........................      82,000       1,435,000
Price Communications Corporation (a)            175,000       3,533,250
TeleCorp PCS, Inc. (Class A) (a) ..........      19,120         370,354
United States Cellular Corporation (a) ....      53,000       3,055,450
                                                           ------------
                                                             13,766,404
                                                           ------------
Total Domestic Common Stocks
(Identified cost $346,342,252)............................. 367,712,496
--------------------------------------------------------------------------


Foreign Stocks -- 1.65%
--------------------------------------------------------------------------
Business Services -- 0.14%
--------------------------------------------------------------------------
Professional Staff (ADR) (a) ..............     140,000         609,000
Cable -- 0.52%
--------------------------------------------------------------------------
Rogers Communications Inc. (a) ............     145,000       2,196,750
Hotels & Restaurants -- 0.52%
--------------------------------------------------------------------------
Sun International Hotels Ltd. (a) .........      81,214       2,192,778
Metals & Mining -- 0.02%
--------------------------------------------------------------------------
TVX Gold Inc. (a) .........................     180,000          97,200
Telecommunications -- 0.00%
--------------------------------------------------------------------------
GST Telecommunications Inc. (a) ...........      45,000             405
Wireless Communications -- 0.45%
--------------------------------------------------------------------------
Rogers Wireless Communications
  (Class B) (a) ...........................     110,000       1,899,700
                                                           ------------
Total Foreign Stocks
(Identified cost $7,466,822)...............................   6,995,833
--------------------------------------------------------------------------


U.S. Treasury Bills -- 6.97%
--------------------------------------------------------------------------
3.70% due 07/05/01 ........................ $1,611,000        1,610,338
3.97% due 07/05/01 ........................    252,000          251,889
3.74% due 07/12/01 ........................  1,007,000        1,005,849
3.895% due 07/12/01 .......................    807,000          806,040
3.64% due 07/19/01 ........................ 16,141,000       16,111,623
3.73% due 07/26/01 ........................  5,044,000        5,030,934
3.825% due 07/26/01 .......................  1,009,000        1,006,320
3.39% due 09/20/01 ........................  1,210,000        1,200,771
3.54% due 09/27/01 ........................  2,522,000        2,500,176
                                                           ------------
Total U.S. Treasury Bills
(Identified cost $29,523,940).............................   29,523,940
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

   ----------------------------------------------------------------------------



                                         Number
                                       of Shares
                                      or Principal
                                         Amount         Value
Repurchase Agreement -- 4.94%
-------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 3.45% due 07/02/01,
  Maturity Value $20,944,020
  Collateral: GNMA $21,795,000,
  7.50% due 04/15/30
  Value $21,495,319 ................  $20,938,000   $ 20,938,000
                                                    ------------
Total Repurchase Agreement
(Identified cost $20,938,000).....................    20,938,000
--------------------------------------------------  ------------


                                                        Value
Total Investments
(Identified cost $404,271,014)....................  $425,170,269
Other Assets Less Liabilities -- (0.33)% .........    (1,383,654)
                                                    ------------
Net Assets -- 100% ...............................  $423,786,615
----------------------------------------------------------------

(ADR) American Depository Receipt.
(Rts) Rights -- Each right entitles the Fund to purchase 1 share of Westar Industries, Inc.
(a)   Non-income producing security.
(d)   Security is fair valued at June 30, 2001.
(f) Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in this affiliated company as of June 30, 2001 was $828,750.
(g)   Restricted securities as of June 30, 2001 were as follows:

                                                                                              Aggregate
                                          Date of     Number of               Fair Value  ------------------  Percent of
Description                             Acquisition     Units     Unit Cost    per Unit      Cost     Value   Net Assets
-------------------------------------- ------------- ----------- ----------- ------------ --------- -------- -----------
Noel Group Units .....................   04/13/99      15,000      $ 0.49       $   --     $ 7,320   $   --      0.00%
Noel Group Liquidating Trust Units ...   10/08/98      15,000      $ 0.81       $ 0.66      12,187    9,900      0.00%

(m)   Illiquid Security.


See notes to financial statements.



                                   [GRAPHIC]
                            www.enterprisefunds.com


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                     Enterprise Capital Appreciation Fund
                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------


Marsico Capital Management, LLC
Denver, Colorado


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


Marsico Capital Management, LLC ("Marsico"), which manages approximately $13.4 billion for institutional clients and whose usual investment minimum is $100 million, became subadviser to the Enterprise Capital Appreciation Fund on November 1, 1999.


Investment Objective


The objective of the Enterprise Capital Appreciation Fund is to seek maximum capital appreciation.


Investment Strategies


The Capital Appreciation Fund's investment strategy blends top-down economic and industry analysis with bottom- up stock selection. The subadviser's investment approach emphasizes large capitalization U.S. companies that are believed to have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook, which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.


Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, global distribution capabilities and experienced management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, other companies become more desirable or a permanent change in industry/company fundamentals that no longer supports the reason the stock was purchased.


First Half 2001 Performance Review


The first half of 2001 was one of the most volatile in history. During the first quarter, nearly half of all trading days resulted in a price change of at least 1 percent in the S&P 500 Index.


Contributions to performance came primarily from select consumer discretionary and health care services companies, including Tiffany & Co., Clear Channel Communications Inc., Tenet Healthcare Corp. and AOL Time Warner Inc.


A relatively modest allocation in technology companies helped protect the Fund from some of the losses in that sector. However, declines in Nokia Corp., EMC Corp., Adobe Systems, and Corning Inc. detracted from performance. It should be noted, however, that Microsoft Corp. was among the best performing stocks in the Fund for the first half of 2001.


Financial services holdings, in aggregate, were mixed. Citigroup Inc., Lehman Brothers Holdings Inc., and Fannie Mae helped first-half results, while Merrill Lynch Company Inc. and Morgan Stanley Dean Witter struggled.


Certain health care positions, particularly pharmaceutical companies, also traded down in the first half of the year. Despite relatively weak performance for the sector as a whole, Marsico continues to believe many health care companies offer compelling long-term growth potential, particularly in an uncertain economic environment.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------


Future Investment Strategy


Marsico continues to have conviction in their view that the U.S. remains fundamentally strong from a macroeconomic perspective, may avoid a deep-rooted recession, and may begin to experience an economic re-acceleration sometime over the course of the next year. In the interim, Marsico anticipates that the overall level of economic growth is likely to be quite modest. Marsico believes that equity returns will improve gradually, albeit not to the historically high levels of the 1990s. Also, Marsico believes it is likely that different market leadership will characterize the ensuing years. In contrast to the capital expenditure-driven growth, primarily fueled by technology company spending and the build out of Internet infrastructure, that characterized much of the last decade, Marsico believes a revival in overall U.S. economic activity will be a consumer-led process. That has been one of the driving forces behind the portfolio construction of the Fund, which at June 30, tended to favor investments in economic sectors such as consumer-discretionary, financial services, and health care.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.






                                   [GRAPHIC]
                            www.enterprisefunds.com



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                     Enterprise Capital Appreciation Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Domestic Common Stocks -- 90.83%
-------------------------------------------------------------------------
Advertising -- 0.70%
-------------------------------------------------------------------------
Omnicom Group Inc. .......................   19,053       $  1,638,558
Aerospace -- 7.09%
-------------------------------------------------------------------------
Boeing Company ........................... 144,986           8,061,221
General Dynamics Corporation ............. 108,591           8,449,466
                                                          ------------
                                                            16,510,687
Biotechnology -- 5.28%
-------------------------------------------------------------------------
Amgen Inc. (a) ...........................  68,044           4,128,910
Genentech Inc. (a) ....................... 148,016           8,155,682
                                                          ------------
                                                            12,284,592
Broadcasting -- 2.44%
-------------------------------------------------------------------------
Clear Channel Communications Inc. (a)       90,604           5,680,871
Cable -- 2.78%
-------------------------------------------------------------------------
Comcast Corporation (a) .................. 149,132           6,472,329
Computer Software -- 5.27%
-------------------------------------------------------------------------
Microsoft Corporation (a) ................ 168,136          12,273,928
Conglomerates -- 0.03%
-------------------------------------------------------------------------
Minnesota Mining & Manufacturing
  Company ................................     500              57,050
Consumer Products -- 0.47%
-------------------------------------------------------------------------
Nike, Inc. (Class B) .....................  25,856           1,085,693
Electrical Equipment -- 4.62%
-------------------------------------------------------------------------
General Electric Company ................. 220,608          10,754,640
Energy -- 2.36%
-------------------------------------------------------------------------
Calpine Corporation (a) ..................  97,388           3,681,267
Mirant Corporation (a) ...................  52,601           1,809,474
                                                          ------------
                                                             5,490,741
Finance -- 6.12%
-------------------------------------------------------------------------
Goldman Sachs Group Inc. .................  33,233           2,851,392
Lehman Brothers Holdings Inc. ............  60,255           4,684,826
USA Education Inc. .......................  92,006           6,716,438
                                                          ------------
                                                            14,252,656
Food, Beverages & Tobacco -- 3.12%
-------------------------------------------------------------------------
Adolph Coors Company .....................  36,295           1,821,283
Anheuser-Busch Companies, Inc. ...........  38,360           1,580,432
PepsiCo Inc. .............................  87,184           3,853,533
                                                          ------------
                                                             7,255,248
Health Care -- 3.01%
-------------------------------------------------------------------------
Tenet Healthcare Corporation (a) ......... 135,639           6,997,616
Media -- 2.83%
-------------------------------------------------------------------------
AOL Time Warner Inc. (a) ................. 124,386           6,592,458


                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Medical Services -- 1.24%
-------------------------------------------------------------------------
Quest Diagnostics Inc. (a) ...............   8,916        $    667,363
UnitedHealth Group Inc. ..................  35,756           2,207,933
                                                          ------------
                                                             2,875,296
Misc. Financial Services -- 11.11%
-------------------------------------------------------------------------
Citigroup Inc. ........................... 181,445           9,587,554
Fannie Mae ...............................  93,428           7,955,394
Merrill Lynch & Company Inc. ............. 140,530           8,326,402
                                                          ------------
                                                            25,869,350
Multi-Line Insurance -- 0.56%
-------------------------------------------------------------------------
American International Group Inc. ........  15,186           1,305,996
Oil Services -- 1.36%
-------------------------------------------------------------------------
Smith International Inc. (a) .............  52,912           3,169,429
Pharmaceuticals -- 7.86%
-------------------------------------------------------------------------
Baxter International Inc. ................  43,506           2,131,794
Merck & Company Inc. ..................... 103,629           6,622,929
Pfizer Inc. .............................. 162,945           6,525,947
Priority Healthcare Corporation
  (Class B) (a) .......................... 106,916           3,023,585
                                                          ------------
                                                            18,304,255
Publishing -- 0.32%
-------------------------------------------------------------------------
New York Times Company ...................  17,942             753,564
Real Estate -- 0.19%
-------------------------------------------------------------------------
Equity Office Properties Trust ...........  14,183             448,608
Retail -- 15.51%
-------------------------------------------------------------------------
Costco Wholesale Corporation (a) ......... 232,728           9,560,466
Home Depot Inc. .......................... 209,215           9,738,959
Safeway Inc. (a) .........................  45,783           2,197,584
Tiffany & Company ........................ 201,337           7,292,426
Wal-Mart Stores Inc. ..................... 150,029           7,321,415
                                                          ------------
                                                            36,110,850
Savings and Loan -- 0.24%
-------------------------------------------------------------------------
Washington Mutual Inc. ...................  14,730             553,112
Telecommunications -- 2.45%
-------------------------------------------------------------------------
QUALCOMM Inc. (a) ........................  64,988           3,800,498
Qwest Communications International
  Inc. (a) ...............................  59,530           1,897,221
                                                          ------------
                                                             5,697,719
Transportation -- 3.87%
-------------------------------------------------------------------------
FedEx Corporation (a) ....................  57,797           2,323,439
Southwest Airlines Company ............... 360,955           6,674,058
                                                          ------------
                                                             8,997,497
                                                          ------------
Total Domestic Common Stocks
(Identified cost $206,736,865)...........................  211,432,743
-------------------------------------------------------------------------




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

   ----------------------------------------------------------------------------


                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount         Value
Foreign Stocks -- 5.39%
---------------------------------------------------------------------------
Aerospace -- 1.54%
---------------------------------------------------------------------------
Embraer Empresa Brasileira de
  Aeronautica (ADR) ........................      91,478    $  3,572,216
Automotive -- 0.54%
---------------------------------------------------------------------------
Bayerische Motoren Werke (a) ...............      38,080       1,261,792
Hotels & Restaurants -- 3.02%
---------------------------------------------------------------------------
Four Seasons Hotels Inc. (ADR) .............     126,924       7,025,243
Manufacturing -- 0.29%
---------------------------------------------------------------------------
Tyco International Ltd. ....................      12,446         678,307
                                                            ---------------
Total Foreign Stocks
(Identified cost $11,778,204)...............................  12,537,558
---------------------------------------------------------------------------


                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount         Value
U. S. Government Agency Obligations -- 4.04%
---------------------------------------------------------------------------
Federal Home Loan Bank Discount
  Note, 3.50% due 07/02/01 ................. $9,400,000     $  9,399,086
                                                            ------------
Total U. S. Government
Agency Obligations
(Identified cost $9,399,086)...............................    9,399,086
---------------------------------------------------------------------------


Total Investments
(Identified cost $227,914,155)............................  $233,369,387
Other Assets Less Liabilities -- (0.26)% ...................    (593,625)

Net Assets -- 100% .......................................  $232,775,762
---------------------------------------------------------- ----------------

(a)   Non-income producing security.
(ADR) American Depository Receipt.


See notes to financial statements.


                                   [GRAPHIC]
                            www.enterprisefunds.com



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                          Enterprise Deep Value Fund
                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------


Wellington Management Company, LLP
Boston, Massachusetts


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


Wellington Management Company, LLP ("Wellington"), which manages approximately $295.0 billion for institutional clients and whose usual investment minimum is $20 million, became subadviser to the Enterprise Deep Value Fund on May 31, 2001.


Investment Objective


The objective of the Enterprise Deep Value Fund is to seek total return through capital appreciation with income as a secondary consideration.


Investment Strategies


The Fund invests primarily in large capitalization companies whose stocks the Fund Manager considers to be undervalued stocks. The Fund may also invest in companies with mid-sized or small market capitalizations. Undervalued or "deep value" stocks are generally those that are out of favor with investors and presently trading at prices that the Fund Manager feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price/earnings ratios based on projected normalized earnings. Holdings are frequently in viable, growing businesses with good financial strength in industries that are currently out of favor and under-researched by institutions. Common characteristics of the stocks typically include a strong balance sheet, excess cash flow, hidden or undervalued assets, and strong potential for a dividend increase in the year ahead. The Fund Manager's bottom-up process includes ranking current holdings and purchase candidates on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return/appreciation potential. It is expected that the average price/earnings ratio of the Fund's stocks will be lower than the average of the Russell 1000 Value Index. Existing holdings are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3 percent of its total assets, including collateral received for securities lent.


First Half 2001 Performance Review


The Fund began operations on May 31, 2001. During June, investor optimism turned to doubt, as data suggested the economy might take longer to bottom than anticipated.


Stock selection in seven out of ten broad industry sectors was additive to performance during the month. Relative to the Russell 1000 Value Index, selection in the Consumer Discretionary sector added the most to returns, followed by selections in the Information Technology and Health Care sectors. Selections in Consumer Staples and Materials detracted the most from returns.


Stocks held during the initial month of the Fund that contributed the most to benchmark-relative results were hospital management organization Tenet Healthcare Corp. (up 13 percent), and technology hardware and equipment manufacturers Motorola Inc. (up 13 percent) and Dell (up 7 percent). Holdings in telecommunications company Worldcom Inc. (down 17 percent) and aluminum producer Alcoa Inc. (down 9 percent) detracted the most from results.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------


Future Investment Strategy


At June 30, the U.S. economic environment is at a crossroads. On the one hand the economy has faced several negative factors, including a slowing industrial sector, a recession in corporate profits, and a bursting of the technology bubble. On the other hand, several positives, including an accommodative Fed, lower tax rates, and cheaper energy costs may bolster the consumer and should contribute to an improving economic picture in 2002. Because of these positives, Wellington considers the probability of a prolonged recession to be low. While current conditions remain bleak, recent data suggest that the economic slowdown may be bottoming. There is a strong likelihood that by the third quarter, the U.S. will have passed the low point, and growth should re-accelerate to the 3 percent level, beginning by year-end. The corporate profits recession may remain through the end of the year, and though Wellington expects profits to recover next year, capital spending has been dampened. Except in overbuilt technology areas, capital spending should re-accelerate and could register a strong secular increase in ensuing years, representing another reason to be optimistic.


Inflationary pressures on labor and resources are easing on a cyclical basis, even though on a secular basis core inflation might be rising. For now, inflation is not a problem. Wellington expects inflation to moderate from a 3.5 percent level to a 2 percent level over the next year.


Monetary aggregates are growing at rapid rates, and short interest rates are significantly lower, helping to bolster the equity markets and banking sector profitability. The stimulating effects of these monetary actions may mitigate cutbacks in the corporate sector and should boost economic activity, thereby protecting bank portfolios from loan losses that otherwise would arise in a lengthy recession. There is a chance, however, that the Fed might overshoot their growth targets, as their current stance is very aggressive.


Wellington expects U.S. economic growth to accelerate to a more normalized 3 percent beginning in the second half of the year, followed 3-6 months later by acceleration in rest-of-world growth rates. Earlier Wellington had hoped that accelerating growth rates in Japan or Europe might support a faltering U.S. economy. It has become clearer during this downturn that the U.S. retains its role as the primary engine of global growth, and that without a U.S. recovery, global growth is unlikely to resume. Therefore in 2002, because of the rebounding U.S. economy, Wellington expects both the U.S. and global economies to grow 3 percent.


The U.S. economy has experienced a broadening of the upturn in equity markets, led by small and mid-cap stocks. Major index averages are understating current market strength, though declines in the major averages are in line with the profits recession discussed above. While the equity markets are not cheap, they are more reasonably priced, and Wellington continues to find good investment ideas.


Investments in small-capitalization and mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions. In addition, forecasts of performance of the various market indices and economic indicators do not imply the future performance of any Enterprise Fund.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                          Enterprise Deep Value Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
Common Stocks -- 90.75%
-----------------------------------------------------------------------
Banking -- 7.35%
-----------------------------------------------------------------------
Bank of America Corporation ..............   200          $   12,006
J. P. Morgan Chase & Company ............. 1,900              84,740
National City Corporation ................ 3,000              92,340
Wachovia Corporation .....................   100               7,115
Wells Fargo & Company ....................   700              32,501
                                                          ----------
                                                             228,702
Broadcasting -- 1.46%
-----------------------------------------------------------------------
AT&T Corporation - Liberty Media
  Group Class A (Tracking Stock) (a) ..... 2,600              45,474
Cable -- 2.96%
-----------------------------------------------------------------------
Adelphia Communications Corporation
  (Class A) (a) .......................... 1,400              57,400
Comcast Corporation (a) ..................   800              34,720
                                                          ----------
                                                              92,120
Capital Goods & Services -- 0.89%
-----------------------------------------------------------------------
Cooper Industries Inc. ...................   700              27,713
Chemicals -- 1.68%
-----------------------------------------------------------------------
Ashland Inc. .............................   700              28,070
Du Pont (E. I.) de Nemours & Company .....   500              24,120
                                                          ----------
                                                              52,190
Computer Hardware -- 5.81%
-----------------------------------------------------------------------
Dell Computer Corporation (a) ............ 3,300              86,295
Hewlett-Packard Company .................. 3,300              94,380
                                                          ----------
                                                             180,675
Computer Services -- 0.94%
-----------------------------------------------------------------------
KPMG Consulting Inc. (a) ................. 1,900              29,165
Consumer Products -- 6.76%
-----------------------------------------------------------------------
Eastman Kodak Company ....................   400              18,672
Kimberly-Clark Corporation ............... 2,300             128,570
Nike, Inc. (Class B) ..................... 1,500              62,985
                                                          ----------
                                                             210,227
Crude & Petroleum -- 5.02%
-----------------------------------------------------------------------
Exxon Mobil Corporation .................. 1,400             122,290
Texaco Inc. ..............................   100               6,660
Unocal Corporation .......................   800              27,320
                                                          ----------
                                                             156,270
Electrical Equipment -- 0.39%
-----------------------------------------------------------------------
Emerson Electric Company .................   200              12,100
Electronics -- 1.23%
-----------------------------------------------------------------------
Agere Systems Inc. ....................... 5,100              38,250
Energy -- 0.21%
-----------------------------------------------------------------------
Exelon Corporation .......................   100               6,412


                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
Finance -- 0.83%
-----------------------------------------------------------------------
Goldman Sachs Group Inc. .................   300          $   25,740
Food, Beverages & Tobacco -- 2.20%
-----------------------------------------------------------------------
Kellogg Company .......................... 1,600              46,400
PepsiCo Inc. .............................   500              22,100
                                                          ----------
                                                              68,500
Health Care -- 2.32%
-----------------------------------------------------------------------
Tenet Healthcare Corporation (a) ......... 1,400              72,226
Insurance -- 2.57%
-----------------------------------------------------------------------
ACE Ltd. ................................. 1,300              50,817
Cigna Corporation ........................   200              19,164
Marsh & McLennan Companies Inc. ..........   100              10,100
                                                          ----------
                                                              80,081
Life Insurance -- 0.76%
-----------------------------------------------------------------------
Stancorp Financial Group Inc. ............   500              23,695
Machinery -- 2.82%
-----------------------------------------------------------------------
Caterpillar Inc. ......................... 1,500              75,075
Illinois Tool Wks Inc. ...................   200              12,660
                                                          ----------
                                                              87,735
Manufacturing -- 0.69%
-----------------------------------------------------------------------
Eaton Corporation ........................   100               7,010
Rockwell International Corporation (a) ...   400               6,140
Stanley Works ............................   200               8,376
                                                          ----------
                                                              21,526
Media -- 0.21%
-----------------------------------------------------------------------
Gannett Company Inc. .....................   100               6,590
Medical Instruments -- 0.39%
-----------------------------------------------------------------------
Beckman Coulter Inc. .....................   300              12,240
Metals & Mining -- 5.15%
-----------------------------------------------------------------------
Alcoa Inc. ............................... 3,300             130,020
USX- U.S. Steel Group .................... 1,500              30,225
                                                          ----------
                                                             160,245
Misc. Financial Services -- 4.59%
-----------------------------------------------------------------------
Citigroup Inc. ........................... 2,700             142,668
Multi-Line Insurance -- 3.23%
-----------------------------------------------------------------------
American General Corporation .............   100               4,645
Hartford Financial Services Group Inc. ... 1,400              95,760
                                                          ----------
                                                             100,405
Pharmaceuticals -- 4.29%
-----------------------------------------------------------------------
Abbott Laboratories ......................   100               4,801
Baxter International Inc. ................ 1,000              49,000
Pharmacia Corporation .................... 1,500              68,925
Schering-Plough Corporation ..............   300              10,872
                                                          ----------
                                                             133,598
Property-Casualty Insurance -- 0.25%
-----------------------------------------------------------------------
Chubb Corporation ........................   100               7,743


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------


                                              Number
                                            of Shares
                                           or Principal
                                              Amount        Value
Real Estate -- 1.24%
----------------------------------------------------------------------
Archstone Communities Trust .............     1,500      $   38,670
Retail -- 4.67%
----------------------------------------------------------------------
Dollar General Corporation ..............     2,100          40,950
Family Dollar Stores Inc. ...............     2,600          66,638
May Department Stores Company ...........     1,100          37,686
                                                         ----------
                                                            145,274
Savings and Loan -- 3.86%
----------------------------------------------------------------------
Washington Mutual Inc. ..................     3,200         120,160
Telecommunications -- 8.47%
----------------------------------------------------------------------
AT&T Corporation ........................     2,800          61,600
BellSouth Corporation ...................     1,400          56,378
McLeodUSA Inc. (a) ......................     4,700          21,573
Sprint Corporation ......................     2,300          49,128
Verizon Communications Inc. .............       100           5,350
WorldCom Inc. - MCI Group ...............        92           1,481
WorldCom Inc. - WorldCom Group (a) ......     4,800          68,160
                                                         ----------
                                                            263,670
Transportation -- 0.65%
----------------------------------------------------------------------
Canadian National Railway Company .......       500          20,250
Utilities -- 2.98%
----------------------------------------------------------------------
FPL Group Inc. ..........................       300          18,063
National Fuel Gas Company ...............       200          10,398
Pinnacle West Capital Corporation .......       300          14,220
Scana Corporation .......................       700          19,880
Southern Company ........................     1,300          30,225
                                                         ----------
                                                             92,786
Waste Management -- 1.59%
----------------------------------------------------------------------
Republic Services Inc. (a) ..............     2,500          49,625


                                              Number
                                            of Shares
                                           or Principal
                                              Amount        Value
Wireless Communications -- 2.29%
----------------------------------------------------------------------
Motorola Inc. ...........................     4,300      $   71,208
                                                         ----------
Total Common Stocks
(Identified cost $2,802,551)...........................   2,823,933
----------------------------------------------------------------------
Foreign Stocks -- 0.32%
----------------------------------------------------------------------
Oil Services -- 0.32%
----------------------------------------------------------------------
Shell Transport & Trading
  Company (ADR) .........................       200          10,068
                                                         ----------
Total Foreign Stocks
(Identified cost $10,502)..............................      10,068
----------------------------------------------------------------------


Repurchase Agreement -- 10.09%
----------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 3.45% due 07/02/01,
  Maturity Value $314,090
  Collateral: GNMA $330,000, 7.375%
  due 01/20/25, Value $325,153........... $314,000          314,000
                                                         ----------
Total Repurchase Agreement
(Identified cost $314,000).............................     314,000
------------------------------------------------------- --------------
Total Investments
(Identified cost $3,127,053)...........................  $3,148,001
Other Assets Less Liabilities -- (1.16)% ..............     (36,236)
Net Assets -- 100% ....................................  $3,111,765
----------------------------------------------------------------------


(a)   Non-income producing security.
(ADR) American Depository Receipt.



See notes to financial statements.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                            Enterprise Equity Fund
                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------


TCW Investment Management Company
Los Angeles, California


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


TCW Investment Management Company ("TCW"), a wholly owned subsidiary of TCW Group, Inc., became subadviser to the Enterprise Equity Fund on November 1, 1999. TCW Group, Inc. manages approximately $74.7 billion for institutional clients and its normal investment minimum is $100 million.


Investment Objective


The objective of the Enterprise Equity Fund is long-term capital appreciation.


Investment Strategies


Using a bottom-up investment approach, TCW invests in large- and medium-capitalization companies that have a long record of successful operations in their core business. Looking for companies with a dominant position in a niche business (e.g. technology, production and distribution), TCW also considers the financial quality of the company. Prime candidates have sound financial fundamentals and management that is committed to shareholder interests.


First Half 2001 Performance Review


While the economy has slowed a great deal from the rapid growth the economy witnessed in 2000, the U.S. economy is not technically in a recession. Economic slowdowns typically work to wring out all the excesses and consumers' deferral of purchases allow for strong growth when an economic recovery takes hold. This time around, the consumer has continued to spend at a sluggish pace. Our homes are well furnished and our cars are relatively new. There has not been much deferred demand. For the technology sector, spending by new Internet companies and expenditures to become year 2000 compliant borrowed from future spending and spending is in the midst of a return to more normal trend line growth. While the shorter product cycles for tech products bode well for ultimate upgrades, most of the tech companies have pallid order growth and visibility is poor.


TCW likes to see technology companies use this period as a time to widen out their advantages versus lesser competitors. When times are good all companies have plenty of business. However, in times like these, where companies are making more careful decisions, suppliers with better product offerings or an ability to produce at a lower cost, should see better revenue growth. The best companies, the ones TCW likes to own, are using this environment to position themselves for the future. Xilinx Inc. is sacrificing near-term margins on new programmable logic chips to accelerate market acceptance that will allow them to enjoy economies of scale in the near future. Many of the Fund`s holdings are gaining market share during this economic slowdown. Compaq Computer Corporation's announcement that they plan to emphasize services is a testament to the sustainability of Dell Computer Corporation's process advantage in computer and storage device manufacturing. There are many more examples throughout the Fund.


TCW has received a good deal of empirical evidence that the economy is nearing an inflection point. By the end of June, the tax cut had been formalized, energy prices declined, the discount rate had been cut by 2.75 percent during the first six months of the year and consumer confidence held up. TCW believes that all of the ingredients are in place for an improved economy. There has been a momentum shift from defensive industries to more economically sensitive issues. In spite of this, stocks are trading much more on their own merits than there is significant dispersion among the components of a sector. During the past few months the Fund's best performing and worst performing holdings were in the technology sector.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------


Future Investment Strategy


A lot has been done to resuscitate the economy. TCW does not expect positive surprises in fiscal stimulus. Additionally, the Fed's move to reduce the discount rate by only 0.25 percent at the end of June in contrast to five successive 0.50 percent decreases, should probably be taken as a sign that the economy is closer to the end of this period of Fed ease than the beginning.


Accordingly, while TCW expects that the economy may continue to get negative earnings news from companies, TCW believes that the necessary factors for a recovery have been deployed. TCW is, however, uncertain as to how powerful the recovery may be, but TCW feels that the Fund has been positioned with leading companies that have been using this slowdown to capitalize on their business model advantage.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.






                                   [GRAPHIC]
                            www.enterprisefunds.com


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                            Enterprise Equity Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------


                                            Number
                                          of Shares
                                         or Principal
                                            Amount         Value
Common Stocks -- 93.65%
----------------------------------------------------------------------
Biotechnology -- 7.85%
----------------------------------------------------------------------
Amgen Inc. (a) ........................      90,200    $  5,473,336
Genentech Inc. (a) ....................     105,700       5,824,070
                                                       ------------
                                                         11,297,406
Business Services -- 3.35%
----------------------------------------------------------------------
Paychex Inc. ..........................     120,750       4,830,000
Computer Hardware -- 5.70%
----------------------------------------------------------------------
Cisco Systems Inc. (a) ................     130,900       2,382,380
Dell Computer Corporation (a) .........     222,400       5,815,760
                                                       ------------
                                                          8,198,140
Computer Services -- 4.23%
----------------------------------------------------------------------
Juniper Networks Inc. (a) .............      29,600         920,560
Pixar Inc. (a) ........................      72,400       2,953,920
Yahoo! Inc. (a) .......................     110,600       2,210,894
                                                       ------------
                                                          6,085,374
Computer Software -- 10.16%
----------------------------------------------------------------------
Microsoft Corporation (a) .............      87,900       6,416,700
Siebel Systems Inc. (a) ...............     175,000       8,207,500
                                                       ------------
                                                         14,624,200
Electrical Equipment -- 2.16%
----------------------------------------------------------------------
General Electric Company ..............      63,800       3,110,250
Energy -- 1.00%
----------------------------------------------------------------------
Enron Corporation .....................      29,500       1,445,500
Fiber Optics -- 1.40%
----------------------------------------------------------------------
JDS Uniphase Corporation (a) ..........     161,100       2,013,750
Finance -- 8.50%
----------------------------------------------------------------------
Providian Financial Corporation .......     107,800       6,381,760
Stilwell Financial Inc. ...............     174,300       5,849,508
                                                       ------------
                                                         12,231,268
Insurance -- 13.66%
----------------------------------------------------------------------
American International Group Inc. .....      40,550       3,487,300
Progressive Corporation (Ohio) ........     119,600      16,168,724
                                                       ------------
                                                         19,656,024
Medical Services -- 2.78%
----------------------------------------------------------------------
Biogen Inc. (a) .......................      73,700       4,006,332
Misc. Financial Services -- 3.03%
----------------------------------------------------------------------
Charles Schwab Corporation ............     284,900       4,358,970
Pharmaceuticals -- 2.79%
----------------------------------------------------------------------
Pfizer Inc. ...........................     100,150       4,011,008
Retail -- 6.89%
----------------------------------------------------------------------
Home Depot Inc. .......................     120,050       5,588,327
Wal-Mart Stores Inc. ..................      88,800       4,333,440
                                                       ------------
                                                          9,921,767


                                            Number
                                          of Shares
                                         or Principal
                                            Amount         Value
Semiconductors -- 12.92%
----------------------------------------------------------------------
Applied Materials Inc. (a) ............      86,900    $  4,266,790
Intel Corporation .....................     119,100       3,483,675
Maxim Integrated Products Inc. (a) ....     135,500       5,990,455
Xilinx Inc. (a) .......................     117,700       4,853,948
                                                       ------------
                                                         18,594,868
Technology -- 2.22%
----------------------------------------------------------------------
Network Appliance Inc. (a) ............     232,800       3,189,360
Telecommunications -- 3.25%
----------------------------------------------------------------------
QUALCOMM Inc. (a) .....................      80,000       4,678,400
Transportation -- 1.76%
----------------------------------------------------------------------
Southwest Airlines Company ............     137,400       2,540,526
                                                       ------------
Total Common Stocks
(Identified cost $176,644,457).......................   134,793,143
----------------------------------------------------------------------

Commercial Paper -- 1.25%
----------------------------------------------------------------------
American General
  3.73% due 07/05/01 .................. $1,800,000        1,799,254
                                                       ------------
Total Commercial Paper
(Identified cost $1,799,254).........................     1,799,254
----------------------------------------------------------------------

Repurchase Agreement -- 5.04%
----------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 3.45% due 07/02/01,
  Maturity Value $7,251,084
  Collateral: GNMA $7,545,000,
  7.50% due 09/15/29
  Value $7,441,256.....................  7,249,000        7,249,000
                                                       ------------
Total Repurchase Agreement
(Identified cost $7,249,000).........................     7,249,000
----------------------------------------------------------------------

Total Investments
(Identified cost $185,692,711).......................  $143,841,397
Other Assets Less Liabilities -- 0.06% ..............        93,388
                                                       ------------
Net Assets -- 100% ..................................  $143,934,785
----------------------------------------------------------------------


(a) Non-income producing security.


See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                         Enterprise Equity Income Fund
                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------



1740 Advisers, Inc.
New York, New York


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


1740 Advisers, Inc. ("1740 Advisors") has been subadviser to the Enterprise Equity Income Fund since its inception. 1740 Advisers is a member of The MONY Group Inc. (NYSE: MNY) and manages approximately $1.3 billion for institutional clients. Its normal investment minimum is $20 million.


Investment Objective


The objective of the Enterprise Equity Income Fund is to seek a combination of growth and income to achieve an above-average and consistent total return.


Investment Strategies


The Equity Income Fund invests primarily in dividend-paying U.S. common stocks. The goal is capital appreciation combined with a high level of current income. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Fund. To qualify for a purchase, a stock's yield must be greater than the S&P 500's average dividend yield. The stock must be sold within two quarters after its dividend yield falls below that of the S&P 500 average. The effect of this discipline is that a stock will be sold if increases in its annual dividends do not keep pace with increases in its market price.


First Half 2001 Performance Review


Economic growth in the U.S. is still weak and foreign economies are also slowing, particularly Europe and Japan. The U.S. is not officially in an economic recession, but it feels like it. Consumer confidence has been negatively impacted by the declining stock market, especially the highly publicized and heavily owned technology and telecomm sectors, and by rising layoffs and cutbacks at companies. Capital spending by business has been affected by declining earnings, and excess capacity in many sectors.


While there has not yet been an economic recession, 1740 Advisors believes the economy is in the midst of a profits recession. One company after another continues to issue warnings about current or future revenues and earnings shortfalls. The damage is most extreme in the areas where the prior expansion was the most exuberant -- technology and telecomm equipment. Overbuilding caused by year 2000 preparations, the Internet expansion, the telecom network build out and easy availability of financing has led to extensive over capacity and excess inventories. The process of correcting the excesses has been painful and is not over yet, but companies are adjusting to the new reality and are taking a more realistic view of their prospects. Analysts and investors are also adjusting their expectations and the downward revisions and the market's volatile reaction to them should begin to diminish.


On the positive side, Fed policy continues to be stimulative and a tax cut is in progress. At some point late this year, the economy should respond, as should earnings. The economic and profit recovery will likely be restrained however, as both consumer and business confidence requires a period of rebuilding. Consumers will get cash from the tax cut and lower short term interest rates, but a stronger stock market would provide the best boost to confidence. Business spending has to adjust to lower earnings, high inventories, weak foreign economies and a strong dollar in addition to consumer malaise. All of these factors argue for a slower, more subdued recovery, especially when compared to the spending binge that characterized the previous expansion.


If the economic and profits recovery will be slower, it is probable that the market's upside will also be slower. The prior bull market move was extraordinary, one of the best ever, and the conditions that produced it are unlikely to recur immediately. Investors will have to get used to a more normal rate of return for a while at least. The market's



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------

decline to date has already discounted a fair amount of the current bad news. Individual companies are still being hit hard when they preannounce earnings problems, but eventually the market will also complete its adjustment to a new slower reality and the next upturn will begin. The bear market has improved both valuation and sentiment, unrealistic expectations have been tempered, and speculative excesses have been wrung out. Slower and steadier will be good for the economy and for the stock market as well.


Future Investment Strategy


An economic recovery is anticipated later this year. Initially the recovery may be slower than usual, but could gather steam if foreign economies, which weakened at the same time as the U.S. did, also strengthen. Generally cyclical stocks begin to anticipate economic recovery by several quarters, and this process is occurring now. The Fund has been gradually increasing holdings of economy sensitive stocks over the past several months. Basic materials -- papers, forest products and chemicals have been increased and Alcoa and U.S. Steel have been added in the metals. Capital-spending related names such as Caterpillar, Ingersoll Rand, Emerson Electric and United Technologies, along with the railroads, may also benefit from economic recovery.


Energy stocks have been reduced in the Fund. Weaker demand has brought prices down more than expected, and while earnings gains should be good they will also be less than anticipated. Oils, natural gas and oil services have all been reduced in weight. Financials remain an important part of the Fund, insurance stocks had been the major holding, but recently banks have been increased. Healthcare also remains as an overweight. The emphasis had been on hospital supplies, but weakness in the drug stocks has made them attractive again. The Fund thus has a balance of stable growth, anticipating some choppiness in the market, but is moving gradually toward a greater emphasis on stocks expected to benefit from economic recovery.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.




                                   [GRAPHIC]
                            www.enterprisefunds.com



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                         Enterprise Equity Income Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------


                                            Number
                                          of Shares
                                         or Principal
                                            Amount          Value
Domestic Common Stocks -- 87.75%
------------------------------------------------------------------------
Aerospace -- 4.72%
------------------------------------------------------------------------
Honeywell International Inc. ..........    30,000       $  1,049,700
Northrop Grumman Corporation ..........    25,000          2,002,500
Raytheon Company (Class B) ............    35,000            929,250
United Technologies Corporation .......    35,000          2,564,100
                                                        ------------
                                                           6,545,550
Automotive -- 1.55%
------------------------------------------------------------------------
Ford Motor Company ....................    35,000            859,250
General Motors Corporation ............    20,000          1,287,000
                                                        ------------
                                                           2,146,250
Banking -- 3.52%
------------------------------------------------------------------------
Bank of America Corporation ...........    23,000          1,380,690
Bank of New York Company Inc. .........    14,000            672,000
FleetBoston Financial Corporation .....    20,000            789,000
J. P. Morgan Chase & Company ..........    30,000          1,338,000
Wells Fargo & Company .................    15,000            696,450
                                                        ------------
                                                           4,876,140
Chemicals -- 2.42%
------------------------------------------------------------------------
Dow Chemical Company ..................    50,000          1,662,500
Du Pont (E. I.) de Nemours &
  Company .............................    35,000          1,688,400
                                                        ------------
                                                           3,350,900
Computer Hardware -- 0.93%
------------------------------------------------------------------------
Hewlett-Packard Company ...............    45,000          1,287,000
Conglomerates -- 3.09%
------------------------------------------------------------------------
Minnesota Mining & Manufacturing
  Company .............................    23,000          2,624,300
Textron Inc. ..........................    30,000          1,651,200
                                                        ------------
                                                           4,275,500
Construction -- 1.27%
------------------------------------------------------------------------
Fluor Corporation .....................    25,000          1,128,750
Foster Wheeler Limited ................    70,000            633,500
                                                        ------------
                                                           1,762,250
Consumer Non-Durables -- 1.34%
------------------------------------------------------------------------
Avon Products Inc. ....................    40,000          1,851,200
Consumer Products -- 1.87%
------------------------------------------------------------------------
Colgate-Palmolive Company .............    25,000          1,474,750
Kimberly-Clark Corporation ............    20,000          1,118,000
                                                        ------------
                                                           2,592,750
Crude & Petroleum -- 3.89%
------------------------------------------------------------------------
Burlington Resources Inc. .............    25,000            998,750
Chevron Corporation ...................    10,000            905,000
Exxon Mobil Corporation ...............    30,000          2,620,500
Texaco Inc. ...........................    13,000            865,800
                                                        ------------
                                                           5,390,050


                                            Number
                                          of Shares
                                         or Principal
                                            Amount          Value
Electrical Equipment -- 4.90%
------------------------------------------------------------------------
Dominion Resources Inc. ...............    25,000       $  1,503,250
Emerson Electric Company ..............    35,000          2,117,500
General Electric Company ..............    65,000          3,168,750
                                                        ------------
                                                           6,789,500
Electronics -- 0.69%
------------------------------------------------------------------------
Rockwell International Corporation ....    25,000            953,000
Energy -- 5.78%
------------------------------------------------------------------------
Duke Energy Corporation ...............    50,000          1,950,500
El Paso Corporation ...................    25,000          1,313,500
Entergy Corporation ...................    35,000          1,343,650
Exelon Corporation ....................    20,000          1,282,400
Reliant Energy Inc. ...................    25,000            805,250
Williams Companies Inc. ...............    40,000          1,318,000
                                                        ------------
                                                           8,013,300
Fiber Optics -- 0.84%
------------------------------------------------------------------------
Corning Inc. (a) ......................    70,000          1,169,700
Food, Beverages & Tobacco -- 1.55%
------------------------------------------------------------------------
Anheuser-Busch Companies, Inc. ........    20,000            824,000
PepsiCo Inc. ..........................    30,000          1,326,000
                                                        ------------
                                                           2,150,000
Insurance -- 2.00%
------------------------------------------------------------------------
Cigna Corporation .....................    10,000            958,200
Marsh & McLennan Companies Inc. .......    18,000          1,818,000
                                                        ------------
                                                           2,776,200
Machinery -- 5.56%
------------------------------------------------------------------------
Caterpillar Inc. ......................    40,000          2,002,000
Deere & Company .......................    35,000          1,324,750
Ingersoll-Rand Company ................    55,000          2,266,000
Pitney Bowes Inc. .....................    50,000          2,106,000
                                                        ------------
                                                           7,698,750
Manufacturing -- 1.01%
------------------------------------------------------------------------
Eaton Corporation .....................    20,000          1,402,000
Metals & Mining -- 1.87%
------------------------------------------------------------------------
Alcoa Inc. ............................    40,000          1,576,000
USX- U.S. Steel Group .................    50,000          1,007,500
                                                        ------------
                                                           2,583,500
Misc. Financial Services -- 3.82%
------------------------------------------------------------------------
Citigroup Inc. ........................    55,000          2,906,200
Fannie Mae ............................    28,000          2,384,200
                                                        ------------
                                                           5,290,400
Multi-Line Insurance -- 2.29%
------------------------------------------------------------------------
American General Corporation ..........    35,000          1,625,750
Lincoln National Corporation ..........    30,000          1,552,500
                                                        ------------
                                                           3,178,250


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------


                                            Number
                                          of Shares
                                         or Principal
                                            Amount          Value
Oil Services -- 5.61%
------------------------------------------------------------------------
Baker Hughes Inc. .....................      20,000     $    670,000
Diamond Offshore Drilling Inc. ........      19,000          627,950
Halliburton Company ...................      19,000          676,400
Kerr-McGee Corporation ................      15,000          994,050
KeySpan Corporation ...................      45,000        1,641,600
Murphy Oil Corporation ................      13,000          956,800
Phillips Petroleum Company ............      15,000          855,000
Schlumberger Ltd. .....................      15,000          789,750
Tidewater Inc. ........................      15,000          565,500
                                                        ------------
                                                           7,777,050
Paper & Forest Products -- 1.87%
------------------------------------------------------------------------
Georgia-Pacific Group .................      45,000        1,523,250
International Paper Company ...........      30,000        1,071,000
                                                        ------------
                                                           2,594,250
Paper Products -- 0.10%
------------------------------------------------------------------------
Mead Corporation ......................       5,000          135,700
Pharmaceuticals -- 10.16%
------------------------------------------------------------------------
Abbott Laboratories ...................      30,000        1,440,300
American Home Products
  Corporation .........................      20,000        1,168,800
Baxter International Inc. .............      50,000        2,450,000
Bristol-Myers Squibb Company ..........      25,000        1,307,500
Eli Lilly & Company ...................      15,000        1,110,000
Johnson & Johnson .....................      36,000        1,800,000
Merck & Company Inc. ..................      22,000        1,406,020
Pfizer Inc. ...........................      45,000        1,802,250
Pharmacia Corporation .................      15,000          689,250
Schering-Plough Corporation ...........      25,000          906,000
                                                        ------------
                                                          14,080,120
Printing & Publishing -- 1.34%
------------------------------------------------------------------------
McGraw-Hill Companies Inc. ............      28,000        1,852,200
Property-Casualty Insurance -- 2.67%
------------------------------------------------------------------------
Allstate Corporation ..................      40,000        1,759,600
Chubb Corporation .....................      25,000        1,935,750
                                                        ------------
                                                           3,695,350
Raw Materials -- 0.99%
------------------------------------------------------------------------
Weyerhaeuser Company ..................      25,000        1,374,250
Real Estate -- 1.02%
------------------------------------------------------------------------
Equity Residential Properties Trust ...      25,000        1,413,750
Retail -- 0.48%
------------------------------------------------------------------------
J. C. Penney Company, Inc. ............      25,000          659,000
Telecommunications -- 4.56%
------------------------------------------------------------------------
BellSouth Corporation .................      40,000        1,610,800
SBC Communications Inc. ...............      40,000        1,602,400
Sprint Corporation ....................      45,000          961,200
Verizon Communications Inc. ...........      40,000        2,140,000
                                                        ------------
                                                           6,314,400


                                            Number
                                          of Shares
                                         or Principal
                                            Amount          Value
Transportation -- 4.04%
------------------------------------------------------------------------
Burlington Northern Santa Fe
  Corporation .........................      45,000     $  1,357,650
Canadian National Railway Company            35,000        1,417,500
CSX Corporation .......................      40,000        1,449,600
Union Pacific Corporation .............      25,000        1,372,750
                                                        ------------
                                                           5,597,500
                                                        ------------
Total Domestic Common Stocks
(Identified cost $111,462,842).......................    121,575,760
------------------------------------------------------------------------

Foreign Stocks -- 1.15%
------------------------------------------------------------------------
Crude & Petroleum -- 0.54%
------------------------------------------------------------------------
BP Amoco (ADR) ........................      15,000          747,750
Pharmaceuticals -- 0.61%
------------------------------------------------------------------------
GlaxoSmithKline (ADR) (a) .............      15,000          843,000
                                                        ------------
Total Foreign Stocks
(Identified cost $1,606,625).........................      1,590,750
------------------------------------------------------------------------

Commercial Paper -- 10.17%
------------------------------------------------------------------------
American General Finance
  Corporation, 3.82% due 07/06/01 ..... $5,495,000         5,492,084
Avaya Inc. 4.30% due 07/06/01 .........  5,000,000         4,997,014
Merrill Lynch & Company Inc.
  4.12% due 07/02/01 ..................  3,600,000         3,599,588
                                                        ------------
Total Commercial Paper
(Identified cost $14,088,686)........................     14,088,686
------------------------------------------------------------------------
Total Investments
(Identified cost $127,158,155).......................   $137,255,196
Other Assets Less Liabilities -- 0.93% ..............      1,290,490
Net Assets -- 100% ..................................   $138,545,686
------------------------------------------------------------------------


(a) Non-income producing security.
(ADR) American Depository Receipt.


See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                            Enterprise Growth Fund
                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------


Montag & Caldwell, Inc.
Atlanta, Georgia


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


Montag & Caldwell, Inc. ("Montag & Caldwell") has served as subadviser to the Enterprise Growth Fund since the Fund was organized in 1968. Montag & Caldwell manages approximately $24.7 billion for institutional clients, and its normal investment minimum is $40 million.


Investment Objective


The objective of the Enterprise Growth Fund is to seek capital appreciation.


Investment Strategies


The Growth Fund invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Fund combines growth and value style investing. This means that the Fund invests in the stocks of companies with long-term earnings potential but which are currently selling at a discount to their estimated long-term value. The Fund's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion that makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies.


First Half 2001 Performance Review


The year 2001 is shaping up to be a difficult year for growth style managers. The Fund's global consumer staple companies have suffered from a strong dollar, and its healthcare issues experienced profit-taking pressures after a strong year of performance in 2000. Correctly under-weighting the Fund's exposure to the continuing deterioration in the still highly valued technology sector has allowed the Fund to outperform the Russell 1000 Growth Index year-to- date. However, the lower price/earnings ratio stocks typically held in value style funds have led the broader market, causing the Fund's performance to trail the S&P 500 Index year-to-date. This is evident in large performance gaps so far this year and in 2000, both periods favoring value over growth. The Russell 1000 Growth Index is down 14.3 percent year-to-date and was down 22.4 percent in 2000, while the Russell 1000 Value Index is down only 1.3 percent year-to-date and turned in a positive performance for 2000 of 7.1 percent.


Future Investment Strategy


As it becomes evident that U.S. economic activity will improve towards the end of the year and that the recent inflation up-trend will be held in check, Montag believes the U.S. stock market will experience a more meaningful advance over the next twelve months after its recovery in the second quarter. The corporate profit environment will remain challenging due to continued pressures on profit margins, but corporate profits should stage a moderate recovery in 2002 after declining this year. The magnitude of corporate profit gains in the year ahead will continue to be held back by the negative impact of deflationary pricing trends on the profitability of technology companies.


In a setting of economic recovery with a still challenging corporate profit environment, Montag continues to favor the shares of high quality growth companies in the healthcare, consumer and financial services areas that it believes can achieve double digit profit growth. Montag believes that high-quality cyclical growth companies that will benefit from an improving economy and have some pricing flexibility may do very well. These companies include certain industrial and consumer cyclical issues. In the technology sector, Montag favors the shares of companies with strong software and service product offerings. U.S. multinational corporations in both the consumer and industrial sectors of the economy may also perform well as the U.S. dollar stabilizes following many years of extraordinary strength.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                            Enterprise Growth Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------

                                             Number
                                           of Shares
                                          or Principal
                                             Amount          Value
Domestic Common Stocks -- 93.31%
-------------------------------------------------------------------------
Banking -- 1.57%
-------------------------------------------------------------------------
Wells Fargo & Company ..................      597,800   $   27,755,854
Biotechnology -- 0.96%
-------------------------------------------------------------------------
Amgen Inc. (a) .........................      279,000       16,929,720
Building & Construction -- 2.15%
-------------------------------------------------------------------------
Masco Corporation ......................    1,519,700       37,931,712
Business Services -- 1.99%
-------------------------------------------------------------------------
Interpublic Group of
  Companies Inc. .......................      528,300       15,505,605
Paychex Inc. ...........................      489,200       19,568,000
                                                        --------------
                                                            35,073,605
Computer Services -- 5.31%
-------------------------------------------------------------------------
Electronic Data Systems Corporation         1,500,000       93,750,000
Computer Software -- 2.65%
-------------------------------------------------------------------------
Electronic Arts Inc. (a) ...............      294,300       17,039,970
Oracle Corporation (a) .................    1,560,000       29,640,000
                                                        --------------
                                                            46,679,970
Conglomerates -- 1.51%
-------------------------------------------------------------------------
Minnesota Mining & Manufacturing
  Company ..............................      233,700       26,665,170
Consumer Products -- 7.31%
-------------------------------------------------------------------------
Colgate-Palmolive Company ..............      793,700       46,820,363
Gillette Company .......................      960,400       27,841,996
Procter & Gamble Company ...............      851,200       54,306,560
                                                        --------------
                                                           128,968,919
Consumer Services -- 1.54%
-------------------------------------------------------------------------
United Parcel Service Inc. .............      468,900       27,102,420
Electrical Equipment -- 5.27%
-------------------------------------------------------------------------
General Electric Company ...............    1,906,800       92,956,500
Electronics -- 1.71%
-------------------------------------------------------------------------
Solectron Corporation (a) ..............    1,650,000       30,195,000
Entertainment & Leisure -- 3.11%
-------------------------------------------------------------------------
Walt Disney Company ....................    1,900,000       54,891,000
Food, Beverages & Tobacco -- 7.61%
-------------------------------------------------------------------------
Coca-Cola Company ......................    1,580,100       71,104,500
PepsiCo Inc. ...........................    1,430,100       63,210,420
                                                        --------------
                                                           134,314,920
Hotels & Restaurants -- 2.38%
-------------------------------------------------------------------------
Marriott International Inc.
  (Class A) ............................      888,300       42,052,122
Insurance -- 3.68%
-------------------------------------------------------------------------
Marsh & McLennan
  Companies Inc. .......................      642,800       64,922,800
Machinery -- 1.18%
-------------------------------------------------------------------------
Caterpillar Inc. .......................      416,400       20,840,820
Media -- 4.21%
-------------------------------------------------------------------------
AOL Time Warner Inc. (a) ...............    1,400,000       74,200,000


                                             Number
                                           of Shares
                                          or Principal
                                             Amount          Value
Medical Instruments -- 3.33%
-------------------------------------------------------------------------
Medtronic Inc. .........................    1,277,400   $   58,773,174
Medical Services -- 0.98%
-------------------------------------------------------------------------
Cardinal Health Inc. ...................      251,900       17,381,100
Misc. Financial Services -- 4.94%
-------------------------------------------------------------------------
Citigroup Inc. .........................    1,650,000       87,186,000
Multi-Line Insurance -- 4.63%
-------------------------------------------------------------------------
American International Group Inc. ......      950,000       81,700,000
Pharmaceuticals -- 16.28%
-------------------------------------------------------------------------
Bristol-Myers Squibb Company ...........    1,200,000       62,760,000
Johnson & Johnson ......................    1,800,000       90,000,000
Pfizer Inc. ............................    2,094,100       83,868,705
Pharmacia Corporation ..................    1,100,000       50,545,000
                                                        --------------
                                                           287,173,705
Retail -- 9.01%
-------------------------------------------------------------------------
Costco Wholesale Corporation (a) .......    1,400,000       57,512,000
Gap Inc. ...............................    1,170,700       33,950,300
Home Depot Inc. ........................    1,450,000       67,497,500
                                                        --------------
                                                           158,959,800
                                                        --------------
Total Domestic Common Stocks
(Identified cost $1,533,324,977)......................   1,646,404,311
------------------------------------------------------ ------------------
Foreign Stocks -- 2.45%
-------------------------------------------------------------------------
Wireless Communications -- 2.45%
-------------------------------------------------------------------------
Nokia Corporation (Class A) (ADR) ......    1,963,600       43,277,744
                                                        --------------
Total Foreign Stocks
(Identified cost $58,183,223).........................      43,277,744
-------------------------------------------------------------------------

Repurchase Agreement -- 3.24%
-------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 3.45% due 07/02/01
  Maturity Value $57,104,413
  Collateral: GNMA $59,420,000,
  7.5% due 09/15/29, Value
  $58,602,975 .......................... $57,088,000        57,088,000
                                                        --------------
Total Repurchase Agreement
(Identified cost $57,088,000).........................      57,088,000
------------------------------------------------------ ------------------
Total Investments
(Identified cost $1,648,596,200)......................  $1,746,770,055
Other Assets Less Liabilities -- 1.00% ...............      17,655,522
                                                        --------------
Net Assets -- 100% ...................................  $1,764,425,577
-------------------------------------------------------------------------


(a) Non-income producing security.
(ADR) American Depository Receipt.


See notes to financial statements.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                       Enterprise Growth and Income Fund
                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------


Retirement System Investors Inc.
New York, New York


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


Retirement System Investors Inc. ("RSI") has served as subadviser to the Enterprise Growth and Income Fund since 1991. RSI manages approximately $1 billion for all of its clients.


Investment Objective


The objective of the Enterprise Growth and Income Fund is a total return through capital appreciation with income as a secondary consideration.


Investment Strategies


The Growth and Income Fund invests primarily in U.S. common stocks of large-capitalization companies. The Fund selects stocks that will appreciate in value, seeking to take advantage of temporary stock price inefficiencies, which may be caused by market participants focusing heavily on short-term developments. In selecting stocks for the Fund, the subadviser employs a "value-oriented" strategy. This means that the subadviser attempts to identify stocks of companies that have greater value than is recognized by the market. The subadviser considers a number of factors, such as sales, growth and profitability prospects for the economic sector and markets in which the company operates and sells its products and services, the company's stock market price, earnings level and projected earnings growth rate. The subadviser also considers current and projected dividend yields. The subadviser compares this information to that of other companies in determining relative value and dividend potential.


First Half 2001 Performance Review


In the first half of 2001, large-cap growth stocks declined 14.2 percent, as measured by the Russell 1000 Growth Index, while large-cap value stocks, as measured by the Russell 1000 Value Index, declined a much lesser 1.3 percent.


The Fund's relative performance in the first half suffered mainly in June due to the sharp setback of the oil and natural gas stocks which were the largest sector holdings in the Fund. While energy prices have declined, adverse publicity on alleged price gouging was the main culprit. At current prices, RSI finds the energy stocks very attractive.


Among the larger holdings that performed poorly included EMC Corporation, El Paso Corporation, Safeway Inc. and Emerson Electric Company. Helping results were strong performances from Alcoa Inc., International Business Machines and The McGraw-Hill Companies Inc.


Future Investment Strategy


RSI expects that relatively aggressive monetary easing, tax cuts and stable inflation will help revive U.S. economic growth and corporate profits sometime later this year and into early 2002. Low interest rates and monetary factors may help sustain current equity market valuations while RSI awaits a better economy and an earnings upturn. RSI continues to carefully add to positions in both value and growth stocks where the relative values are compelling.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                       Enterprise Growth and Income Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------



                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
Domestic Common Stocks -- 75.41%
--------------------------------------------------------------------------
Aerospace -- 3.91%
--------------------------------------------------------------------------
Honeywell International Inc. .............. 119,475        $  4,180,430
United Technologies Corporation ...........  78,550           5,754,573
                                                           ------------
                                                              9,935,003
Banking -- 3.03%
--------------------------------------------------------------------------
J. P. Morgan Chase & Company .............. 173,003           7,715,934
Biotechnology -- 0.92%
--------------------------------------------------------------------------
Amgen Inc. (a) ............................  34,000           2,063,120
Celgene Corporation (a) ...................   1,750              50,488
Genentech Inc. (a) ........................   4,300             236,930
                                                           ------------
                                                              2,350,538
Broadcasting -- 0.04%
--------------------------------------------------------------------------
Gemstar-TV Guide International Inc.
  (a) .....................................   2,200              93,720
Building & Construction -- 0.66%
--------------------------------------------------------------------------
Armstrong Holdings Inc. ...................  20,600              73,130
Martin Marietta Materials Inc. ............  32,450           1,605,951
                                                           ------------
                                                              1,679,081
Chemicals -- 0.70%
--------------------------------------------------------------------------
Praxair Inc. ..............................  37,850           1,778,950
Communications -- 0.15%
--------------------------------------------------------------------------
PMC-Sierra Inc. (a) .......................  12,000             372,840
Computer Hardware -- 4.39%
--------------------------------------------------------------------------
Cisco Systems Inc. (a) ....................  24,400             444,080
EMC Corporation (a) ....................... 185,100           5,377,155
International Business Machines
  Corporation .............................  47,320           5,347,160
                                                           ------------
                                                             11,168,395
Computer Services -- 0.30%
--------------------------------------------------------------------------
Safeguard Scientifics Inc. (a) ............  83,750             430,475
Sun Microsystems Inc. (a) .................  21,450             337,194
                                                           ------------
                                                                767,669
Computer Software -- 0.14%
--------------------------------------------------------------------------
BMC Software Inc. (a) .....................     575              12,960
Computer Associates International Inc.        3,350             120,600
McData Corporation (a) ....................   6,812             119,551
Veritas Software Corporation (a) ..........   1,600             106,448
                                                           ------------
                                                                359,559
Consumer Products -- 1.98%
--------------------------------------------------------------------------
Kimberly-Clark Corporation ................  90,250           5,044,975
Containers/Packaging -- 0.84%
--------------------------------------------------------------------------
Smurfit - Stone Container
  Corporation (a) ......................... 132,500           2,146,500


                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
Crude & Petroleum -- 5.79%
--------------------------------------------------------------------------
Exxon Mobil Corporation ................... 121,313        $ 10,596,690
Texaco Inc. ...............................  52,200           3,476,520
Unocal Corporation ........................  19,200             655,680
                                                           ------------
                                                             14,728,890
Electrical Equipment -- 5.15%
--------------------------------------------------------------------------
Emerson Electric Company .................. 199,100          12,045,550
General Electric Company ..................  21,600           1,053,000
                                                           ------------
                                                             13,098,550
Electronics -- 0.51%
--------------------------------------------------------------------------
Integrated Device Technology (a) ..........  40,600           1,286,614
Energy -- 2.74%
--------------------------------------------------------------------------
El Paso Corporation ....................... 126,800           6,662,072
Williams Companies Inc. ...................   9,550             314,672
                                                           ------------
                                                              6,976,744
Fiber Optics -- 1.05%
--------------------------------------------------------------------------
Corning Inc. (a) .......................... 160,000           2,673,600
Food, Beverages & Tobacco -- 3.89%
--------------------------------------------------------------------------
Anheuser-Busch Companies, Inc. ............ 140,000           5,768,000
PepsiCo Inc. ..............................  76,500           3,381,300
Philip Morris Companies Inc. ..............  14,480             734,860
                                                           ------------
                                                              9,884,160
Insurance -- 1.16%
--------------------------------------------------------------------------
American International Group Inc. .........  34,207           2,941,802
Machinery -- 1.93%
--------------------------------------------------------------------------
Deere & Company ...........................   8,000             302,800
Ingersoll-Rand Company ....................  87,050           3,586,460
Snap-On Inc. ..............................  41,750           1,008,680
                                                           ------------
                                                              4,897,940
Manufacturing -- 0.21%
--------------------------------------------------------------------------
Millipore Corporation .....................   8,800             545,424
Media -- 0.97%
--------------------------------------------------------------------------
AOL Time Warner Inc. (a) ..................  46,425           2,460,525
Metals & Mining -- 2.66%
--------------------------------------------------------------------------
Alcoa Inc. ................................ 171,500           6,757,100
Misc. Financial Services -- 2.36%
--------------------------------------------------------------------------
Citigroup Inc. ............................  59,233           3,129,872
Fannie Mae ................................  33,600           2,861,040
                                                           ------------
                                                              5,990,912
Oil Services -- 4.70%
--------------------------------------------------------------------------
Apache Corporation ........................  91,700           4,653,775
BJ Services Company (a) ...................  10,200             289,476
Halliburton Company .......................   9,100             323,960
Schlumberger Ltd. .........................  85,800           4,517,370
Transocean Sedco Forex Inc. ...............  52,600           2,169,750
                                                           ------------
                                                             11,954,331

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------


                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
Paper & Forest Products -- 0.10%
--------------------------------------------------------------------------
International Paper Company ...............       7,000    $    249,900
Pharmaceuticals -- 6.78%
--------------------------------------------------------------------------
Bristol-Myers Squibb Company ..............      66,210       3,462,783
Johnson & Johnson .........................     188,000       9,400,000
Merck & Company Inc. ......................      44,560       2,847,830
Pfizer Inc. ...............................      38,462       1,540,403
                                                           ------------
                                                             17,251,016
Printing & Publishing -- 2.40%
--------------------------------------------------------------------------
Lexmark International Group Inc.
  (Class A) (a) ...........................       8,950         601,887
McGraw-Hill Companies Inc. ................      83,100       5,497,065
                                                           ------------
                                                              6,098,952
Retail -- 6.58%
--------------------------------------------------------------------------
Costco Wholesale Corporation (a) ..........       6,250         256,750
CVS Corporation ...........................      53,750       2,074,750
Federated Department Stores Inc. (a) ......      21,200         901,000
Safeway Inc. (a) ..........................     203,050       9,746,400
Tiffany & Company .........................      94,200       3,411,924
Wal-Mart Stores Inc. ......................       6,850         334,280
                                                           ------------
                                                             16,725,104
Savings and Loan -- 0.73%
--------------------------------------------------------------------------
Washington Mutual Inc. ....................      49,800       1,869,990
Semiconductors -- 3.89%
--------------------------------------------------------------------------
Cypress Semiconductor Corporation (a)            35,600         849,060
Intel Corporation .........................      46,800       1,368,900
Maxim Integrated Products Inc. (a) (h)          131,304       5,804,950
Texas Instruments Inc. ....................      59,450       1,872,675
                                                           ------------
                                                              9,895,585
Telecommunications -- 3.16%
--------------------------------------------------------------------------
Lucent Technologies Inc. ..................      64,016         396,899
QUALCOMM Inc. (a) .........................         500          29,240
SBC Communications Inc. ...................      69,200       2,772,152
Verizon Communications Inc. ...............      80,594       4,311,779
WorldCom Inc. - MCI Group .................       1,390          22,379
WorldCom Inc. - WorldCom Group (a)               34,750         493,450
                                                           ------------
                                                              8,025,899
Transportation -- 1.11%
--------------------------------------------------------------------------
FedEx Corporation (a) .....................      70,050       2,816,010
Wireless Communications -- 0.48%
--------------------------------------------------------------------------
Motorola Inc. .............................      73,450       1,216,332
                                                           ------------
Total Domestic Common Stocks
(Identified cost $183,871,279).........................     191,758,544
---------------------------------------------------------  ------------


                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
Foreign Stocks -- 10.99%
--------------------------------------------------------------------------
Computer Software -- 0.02%
--------------------------------------------------------------------------
Check Point Software
  Technologies Ltd. (a) ...................       1,250    $     63,212
Crude & Petroleum -- 4.91%
--------------------------------------------------------------------------
BP Amoco (ADR) ............................     149,470       7,451,080
Royal Dutch Petroleum Company
  (ADR) ...................................      86,475       5,038,898
                                                           ------------
                                                             12,489,978
Manufacturing -- 3.68%
--------------------------------------------------------------------------
Tyco International Ltd. ...................     171,700       9,357,650
Pharmaceuticals -- 1.56%
--------------------------------------------------------------------------
Elan Corporation (ADR) (a) ................      64,950       3,961,950
Telecommunications -- 0.77%
--------------------------------------------------------------------------
Nortel Networks Corporation ...............     214,720       1,951,805
Wireless Communications -- 0.05%
--------------------------------------------------------------------------
Vodafone Group (ADR) ......................       5,500         122,925
                                                           ------------
Total Foreign Stocks
(Identified cost $25,216,758)...........................     27,947,520
--------------------------------------------------------------------------

Commercial Paper -- 13.66%
--------------------------------------------------------------------------
Bellsouth Corporation 3.83% due
  07/05/01 ................................ $5,600,000        5,597,617
General Electric Capital Corporation,
  3.79% due 07/17/01 ......................  7,000,000        6,988,209
Liberty Mutual Capital Corporation,
  3.83% due 07/10/01 ......................  6,050,000        6,044,207
United Parcel Service 3.65% due
  07/06/01 ................................  7,150,000        7,146,376
USAA Capital Corporation 3.77% due
  07/13/01 ................................  3,950,000        3,945,036
Merrill Lynch & Company Inc. 4.12%
  due 07/02/01 ............................  5,030,000        5,029,424
                                                           ------------
Total Commercial Paper
(Identified cost $34,750,869)...........................     34,750,869
--------------------------------------------------------------------------

Repurchase Agreement -- 0.04%
--------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 3.45% due 07/02/01
  Maturity Value $105,030
  Collateral: GNMA $110,000,
  7.375% due 01/20/25,
  Value $108,384 ..........................    105,000          105,000
                                                           ------------
Total Repurchase Agreement
(Identified cost $105,000)..............................        105,000
--------------------------------------------------------------------------




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------


                                           Number
                                         of Shares,
                                         Contracts
                                        or Principal
                                           Amount          Value
Call Option Written -- 0.00%
----------------------------------------------------------------------
Maxim Integrated Products,
  expires July 2001, $60 (a) .........      20         $       (500)
                                                       ------------
Total Call Option Written
(Premiums received $(7,340))......................             (500)
----------------------------------------------------   ------------


                                                        Value
Total Investments
(Identified cost $243,936,566)....................  $254,561,433
Other Assets Less Liabilities -- (0.10)% .........      (259,460)
                                                    ------------
Net Assets -- 100% ...............................  $254,301,973
--------------------------------------------------  ------------

(a)   Non-income producing security.
(h)   Partially held by custodian as collateral for open call options written.
(ADR) American Depository Receipt.



See notes to financial statements.




                                   [GRAPHIC]
                            www.enterprisefunds.com



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                           Enterprise Large-Cap Fund
                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------



Nicholas-Applegate Capital Management
San Diego, California


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $29.4 billion in assets under management, became subadviser to the Fund on October 31, 2000. Nicholas-Applegate's normal investment minimum is $10 million.


Investment Objective


The objective of the Enterprise Large-Cap Fund is long-term capital appreciation.


Investment Strategies


The Large-Cap Fund primarily invests in companies with large market capitalizations. Large-sized companies are those with market capitalizations corresponding to the upper 90% of the Russell 1000 Growth Index, as measured at the time of purchase by the Fund. Normally, the Fund invests at least 65% of its total assets in large capitalization equity securities.


The Fund Manager focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies. This means that the Fund Manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Fund Manager considers whether to sell a particular security when any of these factors materially change.


The Fund Manager expects a high portfolio turnover rate of 200% or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.


First Half 2001 Performance Review


As the first half of 2001 came to a close, investors remained vigilant for clues that better days are ahead for the economy and for corporate earnings in the second half of the year. Positive factors -- such as tame inflation, plunging interest rates and consumer resiliency in the face of an economic slowdown -- have been overshadowed by concerns over the continued weakness in the industrial sector.


Stock selection posed even greater challenges than usual in a volatile and uncertain environment. As investors moved assets from stocks to alternative asset classes, quality large-cap stocks with solid fundamentals -- the type of issues owned by the Fund -- were punished along with their low-quality counterparts.


The Fund's under-performance was largely due to stock selection in the technology and utilities sectors. The consumer services and financial services sectors positively impacted the Fund's returns compared to the benchmark. Among the top-performing holdings for the period were Gemstar-TV Guide International, Best Buy and Viacom.


Future Investment Strategy


Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------

on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings so each stock must continue to earn its place in the Fund everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industries/sectors, thereby providing ample diversification. Funds remain fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the market and drives the Fund toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.


As the Fund invests in thirty to forty stocks, it may be subject to greater volatility than a more diversified fund.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.





                                   [GRAPHIC]
                            www.enterprisefunds.com



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                           Enterprise Large-Cap Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Domestic Common Stocks -- 92.51%
------------------------------------------------------------------------
Biotechnology -- 3.06%
------------------------------------------------------------------------
Amgen Inc. (a) ...........................     7,700      $   467,236
Broadcasting -- 4.66%
------------------------------------------------------------------------
Gemstar-TV Guide International Inc. (a)        6,400          272,640
Viacom Inc. (a) ..........................     8,300          440,232
                                                          -----------
                                                              712,872
Communications -- 2.88%
------------------------------------------------------------------------
Brocade Communications Systems
  Inc. (a) ...............................    10,000          439,900
Computer Hardware -- 5.96%
------------------------------------------------------------------------
Cisco Systems Inc. (a) ...................    24,200          440,440
Dell Computer Corporation (a) ............    18,000          470,700
                                                          -----------
                                                              911,140
Computer Software -- 14.07%
------------------------------------------------------------------------
Microsoft Corporation (a) ................    10,500          766,500
PeopleSoft Inc. (a) ......................    10,200          502,146
Siebel Systems Inc. (a) ..................     9,300          436,170
Veritas Software Corporation (a) .........     6,700          445,751
                                                          -----------
                                                            2,150,567
Electrical Equipment -- 5.01%
------------------------------------------------------------------------
General Electric Company .................    15,700          765,375
Energy -- 1.76%
------------------------------------------------------------------------
Enron Corporation ........................     5,100          249,900
Reliant Resources Inc. (a) ...............       800           19,760
                                                          -----------
                                                              269,660
Entertainment & Leisure -- 3.70%
------------------------------------------------------------------------
MGM Mirage Inc. (a) ......................    18,900          566,244
Fiber Optics -- 2.31%
------------------------------------------------------------------------
CIENA Corporation (a) ....................     9,300          353,400
Media -- 4.89%
------------------------------------------------------------------------
AOL Time Warner Inc. (a) .................    14,100          747,300
Medical Services -- 2.30%
------------------------------------------------------------------------
UnitedHealth Group Inc. ..................     5,700          351,975
Misc. Financial Services -- 6.69%
------------------------------------------------------------------------
Citigroup Inc. ...........................    10,500          554,820
Merrill Lynch & Company Inc. .............     7,900          468,075
                                                          -----------
                                                            1,022,895
Oil Services -- 1.57%
------------------------------------------------------------------------
Weatherford International Inc. (a) .......     5,000          240,000
Pharmaceuticals -- 8.55%
------------------------------------------------------------------------
Abbott Laboratories ......................     7,900          379,279
Johnson & Johnson ........................     7,500          375,000
Pfizer Inc. ..............................    13,800          552,690
                                                          -----------
                                                            1,306,969


                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Real Estate -- 3.53%
------------------------------------------------------------------------
Cendant Corporation (a) ..................    27,700      $   540,150
Retail -- 10.16%
------------------------------------------------------------------------
Best Buy Company Inc. (a) ................     6,900          438,288
eBay Inc. (a) ............................     5,800          397,242
Gap Inc. .................................    10,000          290,000
Home Depot Inc. ..........................     9,200          428,260
                                                          -----------
                                                            1,553,790
Semiconductors -- 4.72%
------------------------------------------------------------------------
Advanced Micro Devices Inc. (a) ..........     6,900          199,272
Applied Materials Inc. (a) ...............     6,000          294,600
Intel Corporation ........................     7,800          228,150
                                                          -----------
                                                              722,022
Telecommunications -- 6.69%
------------------------------------------------------------------------
QUALCOMM Inc. (a) ........................     9,700          567,256
Qwest Communications
  International Inc. (a) .................    14,300          455,741
                                                          -----------
                                                            1,022,997
                                                          -----------
Total Domestic Common Stocks
(Identified cost $14,617,246)...........................   14,144,492
------------------------------------------------------------------------

Foreign Stocks -- 4.39%
------------------------------------------------------------------------
Manufacturing -- 4.39%
------------------------------------------------------------------------
Tyco International Ltd. ..................    12,300          670,350
                                                          -----------
Total Foreign Stocks
(Identified cost $696,477)..............................      670,350
-------------------------------------------------------- ---------------
Repurchase Agreement -- 3.49%
------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 3.45% due 07/02/01,
  Maturity Value $534,154
  Collateral: GNMA
  $560,000, 7.00% due 03/15/27,
  Value $552,067 ......................... $534,000           534,000
                                                          -----------
Total Repurchase Agreement
(Identified cost $534,000)..............................      534,000
------------------------------------------------------------------------

Total Investments
(Identified cost $15,847,723)...........................  $15,348,842
Other Assets Less Liabilities -- (0.39)% ...............      (59,252)
                                                          -----------
Net Assets -- 100% .....................................  $15,289,590
-------------------------------------------------------- ---------------

(a) Non-income producing security.


See notes to financial statements.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      Enterprise Emerging Countries Fund
                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------


Nicholas-Applegate Capital Management
San Diego, California


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $29.4 billion in assets under management, became subadviser to the Fund on October 31, 2000. Nicholas-Applegate's normal investment minimum is $10 million.


Investment Objective


The objective of the Enterprise Emerging Countries Fund is to seek long-term capital appreciation.


Investment Strategies


The Emerging Countries Fund normally invests at least 65 percent of its assets in equity securities of foreign companies located in at least three countries with emerging securities markets (countries that have an emerging stock market as defined by the International Finance Corporation). The subadviser further considers whether a market is less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation. These are markets that have yet to reach a level of maturity associated with developed foreign stock markets, especially in terms of participation by investors. The subadviser currently selects Fund securities from an investment universe of approximately 6,000 foreign companies in over 35 emerging markets. The Fund may invest up to 35 percent of its assets in U.S. companies. The Fund normally will invest at least 75 percent of its assets in equity securities.


The Fund seeks out growth companies that are in the early stages of development and that it believes are undergoing a basic change in operations. In selecting companies, the subadviser focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The subadviser considers whether to sell a particular security when any of these factors materially changes. The subadviser will allocate Fund assets among securities of companies in countries that it expects to provide the best opportunities for meeting the Fund's investment objective.


The subadviser expects a high portfolio turnover rate of 200 percent or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.


First Half 2001 Performance Review


For the first quarter, stock prices in emerging countries declined. Double-digit gains in Taiwan and Argentina and in the information techonology hardware industry were offset by weakness in Eastern Europe, the Middle East and the telecommunications and healthcare sectors. Despite registering losses, stocks in developing markets out- performed their developed-market counterparts.


Following the lead of their developed counterparts, equity markets in emerging countries rose slightly in the second quarter of 2001. A recovery in technology stocks boosted the stock markets of export-driven countries, such as Singapore, while continued easing by central banks worldwide set the stage for a revival of global growth.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------


Underperformance for the Fund is largely attributable to stock selection in Brazil, South Korea and Mexico. Holdings in telephone, telecommunications services and computers/office automation industries were under pressure during the period. On the positive side, consumer services and healthcare, especially biotech and drug companies turned in strong gains.


Future Investment Strategy


Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings so each stock must continue to earn its place in the Fund everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industries/sectors, thereby providing ample diversification. Funds remain fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the market and drives the Fund toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.


The Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability, and these risks are greater in countries with emerging markets since these countries may have unstable governments and less established markets and economies.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


Industry classifications for the Fund as a percentage of total net assets at June 30, 2001 are as follows:


Industry
Aerospace                     0.77%    Food, Beverage & Tobacco        2.17%
Airlines                      0.28%    Insurance                       1.34%
Automotive                    1.45%    Medical Instruments             0.33%
Banking                      10.35%    Metals & Mining                 6.27%
Broadcasting                  0.66%    Misc. Financial Services        0.82%
Business Services             0.10%    Oil Services                    4.85%
Chemicals                     2.67%    Pharmaceuticals                 2.94%
Computer Hardware             4.08%    Real Estate                     2.20%
Computer Software             3.34%    Retail                          0.86%
Construction                  0.12%    Semiconductors                  4.08%
Consumer Products             5.11%    Telecommunications             16.86%
Electronics                   7.49%    Transportation                  0.13%
Electrical Equipment          0.31%    Utilites                        3.36%
Energy                        3.07%    Wireless Communications         5.76%
Entertainment & Leisure       3.98%    Cash/Other                    ( 1.52)%
                                                                     ------
Finance                       5.77%    Total                         100.00%
                                                                     ======


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      Enterprise Emerging Countries Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount        Value
Foreign Stocks, Warrants, and Equity
Linked Notes --  97.67%
-------------------------------------------------------------------------
Brazil -- 6.23%
-------------------------------------------------------------------------
Brasil Telecom Participacoes (ADR) .........     1,300      $   54,613
Companhia Paranaense de Energia -
  Copel (ADR) ..............................     2,900          21,779
Companhia Vale do Rio Doce (ADR) (a)........       200           4,640
Tele Celular Sul Participacoes (ADR) .......       400           8,080
Tele Centro Oeste Celular
  Participacoes (ADR) ......................     3,000          25,950
Tele Norte Leste Participacoes (ADR) .......     3,300          50,358
Telecomunicacoes Brasileiras (ADR) .........       600          28,050
Telemig Celular Participacoes (ADR) ........       600          24,780
                                                            ----------
                                                               218,250
Chile -- 0.48%
-------------------------------------------------------------------------
Empresa Nacional de Electricidad (ADR)......     1,500          16,875
China -- 3.12%
-------------------------------------------------------------------------
Beijing Datang Power Generation
  Company Ltd. .............................   46,000           15,629
China Southern Airline
  Company Ltd. (a) .........................   32,000            9,949
China Unicom Ltd. (ADR) (a) ................    3,000           53,100
Qingling Motors Company Ltd. ............... 126,000            30,693
                                                            ----------
                                                               109,371
Croatia -- 0.61%
-------------------------------------------------------------------------
Pliva (GDR) (144A) .........................   1,900            21,493
Czech Republic -- 0.25%
-------------------------------------------------------------------------
Komercni Banka (GDR) (a) ...................   1,000             8,900
Hong Kong -- 9.45%
-------------------------------------------------------------------------
Cheung Kong Holdings Ltd. ..................   5,000            54,489
China Mobile Ltd. (a) ......................  24,500           129,099
China Overseas Land & Investments Ltd.......  42,000             7,539
China Resources Enterprise .................   6,000            10,116
Denway Motors Ltd. (a) .....................  56,500            20,282
Huaneng Power International Inc. ...........  30,000            18,366
Li & Fung Ltd. .............................  16,000            26,257
PetroChina Company Ltd. .................... 160,000            33,232
Shanghai Industrial Holdings Ltd. ..........  10,000            17,693
Yanzhou Coal Mining Company Ltd. ...........  30,000            13,846
                                                            ----------
                                                               330,919
Hungary -- 1.64%
-------------------------------------------------------------------------
Gedeon Richter .............................     700            38,982
Matav ......................................   4,800            14,121
Matav (ADR) ................................     300             4,485
                                                            ----------
                                                                57,588
India -- 8.71%
-------------------------------------------------------------------------
CSFB Equity Linked Participation Notes
  (Hong Kong Infoys Tech Ltd.) (l) .........     300            23,963
CSFB Equity Linked Participation Notes
  (Hindustan Lever Ltd.) (l) ...............  26,400           115,131


                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount        Value
CSFB Equity Linked Participation Notes
  (ITC Ltd.) (l) ...........................   3,200        $   51,302
CSFB Equity Linked Participation Notes
  (Satyam Computer Services Ltd.) (l) ......   2,500             9,050
CSFB Equity Linked Participation Notes
  (Wipro Ltd.) (l) .........................     400            11,890
Reliance Industries Ltd. (GDR) (144A) ......   6,000            93,600
                                                            ----------
                                                               304,936
Indonesia -- 0.84%
-------------------------------------------------------------------------
PT Gudang Garam ............................   8,000             9,271
PT Indofood Sukses Makmur .................. 126,500             9,441
PT Telekomunikasi Indonesia (Series B) .....  38,000            10,676
                                                            ----------
                                                                29,388
Israel -- 3.22%
-------------------------------------------------------------------------
Check Point Software
  Technologies Ltd. (a) ....................     950            48,042
ESC Medical Systems Ltd. (a) ...............     400            11,540
RADWARE Ltd. (a) ...........................     600            10,830
Taro Pharmaceutical Industries Ltd. (a) ....     200            17,512
Teva Pharmaceutical Industries Ltd. (ADR)...     400            24,920
                                                            ----------
                                                               112,844
Korea -- 15.93%
-------------------------------------------------------------------------
CSFB Equity Linked Participation Notes
  (Korea Telecom) (l) ......................     900            35,879
Daishin Securities Company .................   3,460            31,527
Good Morning Securities
  Company Ltd. (a) .........................   5,500            21,780
Hynix Semiconductor Inc. (GDR) (144A).......   4,400            47,300
Kookmin Bank ...............................   3,740            50,183
Korea Electric Power Corporation ...........   1,980            36,844
Korea Telecom (ADR) ........................   1,000            21,980
Pohang Iron & Steel Company Ltd. ...........     710            56,778
Samsung Electronics (GDR) (144A) ...........     860           126,967
Samsung Electronics Ltd (ADR) ..............     100             7,845
Samsung Fire & Marine Insurance ............     790            25,240
Samsung Securities Company Ltd. (a) ........   1,630            46,374
SK Telecom Company Ltd. ....................     150            22,088
SK Telecom Ltd. (ADR) ......................   1,600            27,040
                                                            ----------
                                                               557,825
Malaysia -- 3.44%
-------------------------------------------------------------------------
Malayan Banking Berhad .....................  19,000            51,500
Tenaga Nasional Berhad .....................  30,000            69,079
                                                            ----------
                                                               120,579
Mexico -- 15.42%
-------------------------------------------------------------------------
America Movil (ADR) ........................   3,100            64,666
America Movil (Series L) (a) ...............   1,900             1,993
Carso Global Telecom (a) ...................   8,300            19,936
Coca-Cola Femsa (ADR) ......................     800            19,760
Consorcio (a) ..............................   9,100            15,075
Corporacion Interamericana de
  Entretenimiento (Series B) (a) ...........  33,700           139,378
Embraer Empresa Brasileira de
  Aeronautica (ADR) ........................     500            19,525
Grupo Aeroportuario (ADR) (a) ..............     400             7,480

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------

                                                    Number
                                                  of Shares
                                                 or Principal
                                                    Amount        Value
Grupo Carso (a) ...............................       6,600 $     19,607
Grupo Financiero Inbursa (Series O) (a) .......       6,700       28,709
Grupo Iusacell (ADR) (a) ......................       2,800       19,348
Organiacionz Soriana ..........................       4,800       12,563
Pepsi Gemex (a) ...............................       1,000        6,040
Telefonos de Mexico (ADR) .....................       3,200      112,288
Teleleste Celular Participacoes (ADR) (a)......         200        8,040
Tubos de Acero de Mexico (ADR) ................       1,800       22,770
TV Azteca (ADR) ...............................       3,600       23,076
                                                               ----------
                                                                 540,254
Philippines -- 0.28%
----------------------------------------------------------------------------
Philippine Long Distance Telephone
  Company (ADR) ...............................         700        9,835
Poland -- 0.69%
----------------------------------------------------------------------------
Telekomunikacja Polska (a) ....................       5,400       24,000
Russia -- 4.35%
----------------------------------------------------------------------------
Lukoil Holdings (ADR) .........................         500       25,375
Mobile Telesystems (a) ........................         800       21,920
Mosenergo (ADR) ...............................       3,800       14,858
Siberian Oil Company (ADR) ....................       2,100        9,660
Surgutneftegaz (ADR) ..........................       3,800       48,602
Unified Energy Systems (ADR) ..................       2,800       31,920
                                                               ----------
                                                                 152,335
South Africa -- 9.17%
----------------------------------------------------------------------------
ABSA Group Ltd. ...............................       8,700       40,899
African Bank Investments Ltd. .................      11,100       12,615
BOE Ltd. ......................................      36,800       20,614
FirstRand Ltd. ................................      42,100       45,073
Gold Fields Ltd. ..............................       5,000       22,512
Harmony Gold Mining
  Company Ltd. (ADR) ..........................       3,999       22,754
Harmony Gold Mining
  Company Ltd. (Wts) ..........................       1,333        2,479
Impala Platinum Holdings Ltd. .................         900       45,115
Liberty Group Ltd. ............................       3,000       21,648
Murray & Roberts Holdings Ltd. (a) ............       5,300        4,147
Profurn Ltd. (a) ..............................      29,500        2,748
Sanlam Ltd. ...................................      22,600       30,877
Sasol .........................................       3,300       30,166
Steinhoff International Holdings Ltd. .........      18,400       14,855
Super Group Ltd. ..............................       4,100        4,705
                                                               ----------
                                                                 321,207
Thailand -- 0.37%
----------------------------------------------------------------------------
Thai Farmers Bank (a) .........................      28,900       12,773
Taiwan -- 10.86%
----------------------------------------------------------------------------
Acer Inc. (GDR) (144A) ........................      10,800       35,964
Compal Electronics Inc. (GDR) .................       8,956       48,809
Compal Electronics Inc. (GDR) (144A) ..........       2,500       13,375
CSFB Equity Linked Participation Notes
  (China Development Industrial
  Bank) (l) ...................................      32,000       26,304
CSFB Equity Linked Participation Notes
  (Compeq) (l) ................................       4,800        9,451


                                                    Number
                                                  of Shares
                                                 or Principal
                                                    Amount        Value
CSFB Equity Linked Participation Notes
  (TSMC) (l) ..................................      19,000    $   35,207
Taiwan Semiconductor Manufacturing
  Company Ltd. (ADR) (a) ......................       6,300        95,697
United Microelectronics Corporation
  (ADR) (a) ...................................      13,000       115,700
                                                               ----------
                                                                  380,507
United Kingdom -- 0.90%
----------------------------------------------------------------------------
Billiton ......................................       3,600        17,960
Dimension Data Holdings (a) ...................       3,500        13,389
                                                               ----------
                                                                   31,349
Turkey -- 1.71%
----------------------------------------------------------------------------
Enka Holding Yatirim ..........................      51,000         3,340
Eregli Demir ve Celik Fabrikalari (a) .........     751,000         8,548
Turkiye Garanti Bankasi (a) ...................   4,173,000        20,998
Vestel Elektronik Sanayi ve Ticaret (a) .......   4,823,000        11,750
Yapi ve Kredi Bankasi (a) .....................   4,936,500        15,377
                                                               ----------
                                                                   60,013
                                                               ----------
Total Foreign Stocks, Warrants,
and Equity Linked Notes
(Identified cost $3,575,025).................................   3,421,241
----------------------------------------------------------------------------

Foreign Preferred Stocks -- 4.70%
----------------------------------------------------------------------------
Brazil -- 3.87%
----------------------------------------------------------------------------
Banco Bradesco ................................ 10,195,000         53,506
Banco Itau ....................................    530,000         46,437
Centrias Eletricas Brasileiras (Series B) .....    908,973         10,724
Companhia Vale do Rio Doce (Class A) ..........      1,100         25,011
                                                               ----------
                                                                  135,678
Thailand -- 0.83%
----------------------------------------------------------------------------
Siam Commercial Bank (a) ......................     65,500         28,950
                                                               ----------
Total Foreign Preferred Stocks
(Identified cost $173,115)...................................     164,628
----------------------------------------------------------------------------

Total Investments
(Identified cost $3,748,140).................................  $3,585,869
Other Assets Less Liabilities -- (2.37)% ....................     (82,947)
                                                               ----------
Net Assets -- 100% ..........................................  $3,502,922
----------------------------------------------------------------------------


(a)   Non-income producing security.
(l) Securities are issued by Credit Suisse First Boston and are designed to track investment in the local shares of the underlying company and subject the Fund to the credit risk of both the issuer and the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, duties, taxes or other charges incurred by the issuer.
(ADR) American Depository Receipt.
(GDR) Global Depository Receipt.
(144A)The security may only be offered and sold to "qualified institutional buyers" under rule 144A of the Securities Act of 1933.

(Wts) The warrants entitle the Fund to buy 1 share of Harmony Gold Mining Company Ltd. (ADR) for every warrant held.

See notes to financial statements.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                   Enterprise International Core Growth Fund
                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------


Nicholas-Applegate Capital Management
San Diego, California


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $29.4 billion in assets under management, became subadviser to the Fund on October 31, 2000. Nicholas-Applegate's normal investment minimum is $10 million.


Investment Objective


The objective of the Enterprise International Core Growth Fund is to seek long-term capital appreciation.


Investment Strategies


The International Core Growth Fund invests primarily in equity securities of large capitalization companies located in foreign countries. The subadviser considers a company to be a large capitalization company if its market capitalization is in the top 75 percent of publicly traded companies as measured by stock market capitalizations in each country at the time of purchase by the Fund. The Fund normally invests at least 75 percent of its assets in equity securities and spreads its investments among countries, with at least 65 percent of its assets invested in companies located in at least three foreign countries, which may include countries with emerging securities markets. The Fund may invest at least 35 percent of its assets in U.S. companies.


The Fund seeks out large capitalization growth companies that are managing change advantageously and poised to exceed growth expectations. In addition, the subadviser focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The subadviser will allocate Fund assets among securities of companies in countries that it expects to provide the best opportunities for meeting the Fund's investment objective. The subadviser considers whether to sell a particular security when any of these factors materially changes.


The subadviser expects a high portfolio turnover rate of 200 percent or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.


First Half 2001 Performance Review


Despite a transition to an easing bias by central banks worldwide, the difficulties experienced by international equities in 2000 persisted in the first half of 2001. The contagion that began to spread early last year during the sell-off of technology, media and telecommunications ("TMT") stocks continued to linger into 2001.


Japan also fared poorly in 2001. Early in the year, political uncertainty over the fate of Prime Minister Yoshiro Mori, the lingering overhang of bad debts, and a reluctance of the country's consumers to spend in a deflationary environment combined to pressure the Japanese stock market. Nicholas-Applegate shifted assets out of Japan early in the year. As the situation there seemed to improve with the election of the Prime Minister, the Fund increased holdings as of June 30.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------


The Fund's under-performance stemmed in large part from holdings in the volatile TMT arena, electric utilities and money-center banks. Specifically, Alcatel SA of France, COLT Telecom Group of Britain and British Telecommunications were among the Fund's weakest performers in the first half of 2001 as corporate expenditures on telecommunications equipment and services plummeted. On a country basis, stock selection in Japan and the United Kingdom negatively influenced returns. On the positive side, stock selection in Irish and Danish equities helped limit the Fund's declines, as did holdings in biotechnology, apparel, and automotive equipment companies.


As a result of Nicholas-Applegate's bottom-up stock selection process centered on positive, sustainable change, Nicholas-Applegate identified opportunities and increased the Fund's energy holdings as tight supplies and growing demand pushed fuel prices higher. Nicholas-Applegate significantly reduced exposure to the beleaguered technology sector.


Future Investment Strategy


Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings so each stock must continue to earn its place in the Fund everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industries/sectors, thereby providing ample diversification. Funds remain fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the market and drives the Fund toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.


The Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability, and these risks are greater in countries with emerging markets since these countries may have unstable governments and less established markets and economies.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


Industry classifications for the Fund as a percentage of total net assets at June 30, 2001 are as follows:


Industry
Aerospace                      0.44%    Insurance                         3.74%
Automotive                     3.94%    Machinery                         0.98%
Banking                        7.01%    Manufacturing                     2.15%
Biotechnology                  0.64%    Medical Services                  0.52%
Broadcasting                   1.36%    Misc. Financial Services          2.25%
Building & Construction        1.93%    Oil Services                     10.37%
Chemicals                      0.87%    Pharmaceuticals                   6.72%
Computer Services              0.38%    Property-Casualty Insurance       0.52%
Computer Software              1.33%    Real Estate                       1.78%
Conglomerates                  0.95%    Retail                            3.94%
Consumer Durables              1.22%    Semiconductors                    0.55%
Drugs & Medical Products       0.94%    Telecommunications                6.08%
Electrical Equipment           0.92%    Textiles                          0.56%
Electronics                    3.90%    Transportation                    1.71%
Energy                         2.73%    Utilites                          3.34%
Entertainment & Leisure        0.52%    Wireless Communications           1.06%
Food, Beverage & Tabacco       6.68%    Cash/Other                       16.88%
                                                                        ------
Health Care                    1.09%    Total                           100.00%
                                                                        ======


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                   Enterprise International Core Growth Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount        Value
Common Stocks -- 83.11%
-------------------------------------------------------------------------
Bermuda -- 0.77%
-------------------------------------------------------------------------
XL Capital Ltd. (Class A) ..................       400      $   32,840
Brazil -- 0.29%
-------------------------------------------------------------------------
Tele Norte Leste Participacoes (ADR) .......       800          12,208
Canada -- 4.59%
-------------------------------------------------------------------------
Anderson Exploration Ltd. ..................   1,500            30,294
Magna International Inc. ...................     400            24,573
Manulife Financial Corporation .............   1,100            30,701
Precision Drilling Corporation (a) .........   1,300            40,612
Suncor Energy Inc. .........................     800            20,348
Talisman Energy Inc. .......................   1,300            49,517
                                                            ----------
                                                               196,045
Denmark -- 0.83%
-------------------------------------------------------------------------
Novo Nordisk ...............................     800            35,420
France -- 8.62%
-------------------------------------------------------------------------
AGF (Assurances Generales de France) .......     400            22,271
Alstom .....................................   1,500            41,771
Aventis ....................................     500            39,957
Lafarge ....................................     300            25,678
PSA Peugeot Citroen ........................     100            27,178
Sanofi-Synthelabo ..........................     500            32,839
Schneider Electric .........................     600            33,203
Societe Television Francaise 1 .............     600            17,522
TotalFinaElf ...............................     300            42,050
Vivendi Environnement ......................   1,200            50,552
Vivendi Universal ..........................     600            35,008
                                                            ----------
                                                               368,029
Germany -- 4.85%
-------------------------------------------------------------------------
BASF .......................................     300            11,847
Bayerische Motoren Werke ...................     800            26,508
Deutsche Bank ..............................     300            21,518
Deutsche Telekom ...........................   1,100            25,095
E.On .......................................   1,000            52,491
Muenchener Rueckvers .......................     100            27,898
SAP ........................................     300            41,672
                                                            ----------
                                                               207,029
Hong Kong -- 3.79%
-------------------------------------------------------------------------
Cheung Kong Holdings Ltd. ..................   4,000            43,591
China Mobile Ltd. (a) ......................   5,500            28,982
Citic Pacific Ltd. ......................... 10,000             30,962
Hutchison Whampoa Ltd. .....................  4,000             40,386
Johnson Electric Holdings .................. 13,000             17,750
                                                            ----------
                                                               161,671
Israel -- 1.08%
-------------------------------------------------------------------------
Check Point Software
  Technologies Ltd. (a) ....................    300             15,171
Teva Pharmaceutical Industries Ltd.
  (ADR) ....................................    500             31,150
                                                            ----------
                                                                46,321


                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount        Value
Ireland -- 2.62%
-------------------------------------------------------------------------
Allied Irish Banks .........................  2,400         $   26,847
Bank Of Ireland ............................  3,300             32,720
CRH ........................................  1,300             21,813
Elan Corporation (ADR) (a) .................    500             30,500
                                                            ----------
                                                               111,880
Italy -- 3.44%
-------------------------------------------------------------------------
Autostrade .................................  8,000             52,000
Banca Fideuram .............................  2,400             22,820
Banca Nazionale del Lavoro (a) .............  6,400             20,068
Edison .....................................  2,600             23,862
RAS (Riunione Adriaticadi di Sicurta) ......  2,300             28,301
                                                            ----------
                                                               147,051
Japan -- 17.74%
-------------------------------------------------------------------------
Asahi Glass Company Ltd. ...................  5,000             41,536
Bridgestone Corporation ....................  2,000             20,929
Daikin Industries Ltd. .....................  2,000             37,046
Fast Retailing Company Ltd. ................    200             34,801
Fuji Photo Film Company ....................  1,000             43,140
Kyocera Corporation ........................    400             35,282
Marui Company Ltd. .........................  2,000             28,867
Matsushita Electric Industrial
  Company Ltd. .............................  1,000             15,652
Mitsui Fudosan Company Ltd. ................  3,000             32,331
Mizuho Holdings ............................      5             23,254
Murata Manufacturing Company Ltd. ..........    200             13,295
Nintendo Company Ltd. ......................    100             18,202
Nippon Mitsubishi Oil Company ..............  3,000             16,935
Nissan Motor Company ....................... 10,000             69,040
Nomura Securities Company Ltd. .............  1,000             19,164
NTT Corporation ............................      4             20,848
NTT Data Corporation .......................      3             16,358
NTT DoCoMo Inc. ............................      2             34,801
Oriental Land Company Ltd. .................    300             22,276
Pioneer Corporation (a) ....................  1,000             30,390
Sony Corporation ...........................    600             39,452
Takeda Chemical Industries .................  1,000             46,508
Tokyo Electron Ltd. ........................    400             24,216
Toray Industries Inc. ......................  6,000             23,960
Yamanouchi Pharmaceutical
  Company Ltd. .............................  1,000             28,065
Yamato Transport Company Ltd. ..............  1,000             20,969
                                                            ----------
                                                               757,317
Korea -- 0.77%
-------------------------------------------------------------------------
Korea Telecom (ADR) ........................  1,500             32,970
Mexico -- 0.24%
-------------------------------------------------------------------------
America Movil (ADR) ........................    500             10,430

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
Netherlands -- 3.84%
-----------------------------------------------------------------------
Akzo Nobel ...............................       600      $   25,424
Heineken .................................     1,050          42,382
ING Groep (a) ............................       700          45,796
Koninklijke Ahold ........................       900          28,220
QIAGEN (a) ...............................     1,000          22,034
                                                          ----------
                                                             163,856
Portugal -- 0.43%
-----------------------------------------------------------------------
Portugal Telecom .........................     2,600          18,156
Singapore -- 1.00%
-----------------------------------------------------------------------
Singapore Telecommunications Ltd. ........    41,000          42,755
Spain -- 1.93%
-----------------------------------------------------------------------
Inditex (a) ..............................     2,700          43,131
Repsol YPF ...............................     1,600          26,440
Telefonica ...............................     1,038          12,808
                                                          ----------
                                                              82,379
Sweden -- 1.61%
-----------------------------------------------------------------------
Electrolux (Series B) ....................     2,500          34,604
Svenska Handelsbanken (Series A) .........     2,400          34,324
                                                          ----------
                                                              68,928
Switzerland -- 3.77%
-----------------------------------------------------------------------
Nestle ...................................       300          63,791
Novartis .................................       818          29,619
Schweizerische Rueckversicherungs-
  Gesellschaft ...........................        20          39,989
Serono (ADR) (a) .........................     1,100          27,445
                                                          ----------
                                                             160,844
Taiwan -- 1.05%
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing
  Company Ltd. (ADR) (a) .................     1,540          23,393
United Microelectronics Corporation
  (ADR) (a) ..............................     2,400          21,360
                                                          ----------
                                                              44,753
United Kingdom -- 17.53%
-----------------------------------------------------------------------
Abbey National ...........................     1,200          21,040
Amdocs Ltd. (a) ..........................       300          16,155
AstraZeneca ..............................       900          41,991
Barclays .................................     1,200          36,841
BG Group .................................    10,400          41,046
British Airways ..........................     3,900          18,894
British American Tobacco .................     4,200          31,940
British Sky Broadcasting .................     4,200          40,458
Centrica .................................     8,800          28,163
Compass Group ............................     3,200          25,642
Diageo (a) ...............................     5,400          59,318
Energis (a) ..............................     6,600          17,544
GlaxoSmithKline ..........................       800          22,533
National Grid Group ......................     3,700          27,304
Reckitt Benckiser ........................     3,600          51,966
Royal Bank of Scotland Group .............     1,600          35,309


                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
Scottish Power ...........................     4,200      $   30,935
Shell Transporation & Trading Company.....     4,300          35,789
Shire Pharmaceuticals Group (a) ..........     1,900          34,625
Standard Chartered .......................     1,900          24,376
Tesco ....................................    11,300          40,819
Unilever .................................     4,000          33,743
Vodafone Group ...........................    14,300          31,718
                                                          ----------
                                                             748,149
United States -- 2.32%
-----------------------------------------------------------------------
Santa Fe International Corporation .......     1,000          29,000
Schlumberger Ltd. ........................       700          36,855
Transocean Sedco Forex Inc. ..............       800          33,000
                                                          ----------
                                                              98,855
                                                          ----------
Total Common Stocks
(Identified cost $3,776,793)............................   3,547,886
-----------------------------------------------------------------------

Rights -- 0.01%
-----------------------------------------------------------------------
Portugal -- 0.01%
-----------------------------------------------------------------------
Portugal Telecom .........................     2,600             353
                                                          ----------
Total Rights
(Identified cost $0).................................................
-----------------------------------------------------------------------
                                                                 353
                                                          ----------
Repurchase Agreement -- 16.59%
-----------------------------------------------------------------------
State Street Bank & Trust
  Repurchase Agreement, 3.45% due
  07/02/01, Maturity Value $708,204
  Collateral: GNMA $740,000, 7.375%
  due 01/20/25, Value $729,131
  Collateral: ............................ $708,000          708,000
                                                          ----------
Total Repurchase Agreement
(Identified cost $708,000)..............................     708,000
-------------------------------------------------------- --------------
Total Investments
(Identified cost $4,484,793)............................  $4,256,239
Other Assets Less Liabilities -- 0.29% .................      12,525
                                                          ----------
Net Assets -- 100% .....................................  $4,268,764
-----------------------------------------------------------------------


(a)   Non-income producing security.
(ADR) American Depository Receipt.


See notes to financial statements.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                     Enterprise International Growth Fund
                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------


Vontobel USA, Inc.
New York, New York


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


Vontobel USA, Inc. ("Vontobel USA") became the subadviser on April 1, 1999. Vontobel USA manages approximately $1.7 billion and its normal investment minimum is $10 million.


Investment Objective


The objective of the Enterprise International Growth Fund is to seek capital appreciation.


Investment Strategies


The International Growth Fund invests primarily in non-U.S. equity securities that the subadviser believes are undervalued. The subadviser uses an approach that involves bottom-up stock selection. The subadviser looks for companies that are good, predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The subadviser diversifies investments among European, Australian and Far East ("EAFE") markets.


First Half 2001 Performance Review


After a mostly negative first quarter, markets saw a rebound in stock prices, as valuations started to look attractive on a prospective Price-to-Earnings ratio basis. However, the earnings expectations proved to be too optimistic as sales pre-announcements were broadcast and most companies guided down earnings figures. Markets worldwide followed the weak trend in the U.S. financial markets and sold off, retesting the lows of the first quarter this year. Lower interest rates are not sufficient enough to correct the previous bubble valuation in the technology sector. A heavy overhang of newly issued shares continues to dilute the earnings per share in the telecommunication and technology sector combined with negative issues like inventory adjustment and reduction of capital spending that would support growth in the IT sector. Investors continued to favor deep cyclical and consumer non-durables sectors over growth stocks.


Future Investment Strategy


Although the Fed and many central banks worldwide have decreased interest rates to stimulate growth, it has become apparent that the current slowdown may be prolonged. Overcapacity, especially in the technology sector, and capital spending reductions across-the-board, point to a less than promising near-term outlook. Longer term, however, there are reasons for optimism.


Vontobel expects better earnings reports in the fourth quarter and next year in comparison with last year's earnings. Typically, it takes nine months or more for the benefits of lower interest rates to impact corporate bottom lines. Therefore, Vontobel is not surprised to read in the financial media about investors "looking over the valley." It's likely that the tug-of-war between optimism about falling interest rates and near-term earnings pessimism will be resolved in a few months. Stock market declines over the last 12 to 18 months have brought overall valuations down to attractive levels. Although it will take time to work through overstuffed inventory levels, Vontobel expects to return to at least moderate growth later this year.


As with all international funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------


Industry classifications for the Fund as a percentage of total market value at June 30, 2001 are as follows:


Industry
Automobiles                                  1.99%    Insurance                                 6.46%
Banking                                     11.62%    IT Consulting & Services                  3.06%
Beverages & Tobacco                          1.95%    Leisure Equipment & Products              1.48%
Building Products                            1.23%    Machinery                                 1.79%
Chemicals                                    2.28%    Media                                     3.17%
Commercial Services & Supplies               5.59%    Multi-Utilities                           0.97%
Communication Equipment                      1.91%    Oil & Gas                                 3.86%
Construction & Engineering                   0.74%    Personal Products                         0.66%
Diversified Financials                       4.31%    Pharmaceuticals                           8.58%
Diversified Telecommunication Services       1.10%    Real Estate                               2.45%
Electronic Components, Instruments           3.52%    Retail                                    2.22%
Food & Drug Retailing                        0.97%    Semiconductor Equipment & Products        4.49%
Food Products                                3.15%    Software                                  1.76%
Health Care Equipment & Supplies             0.90%    Textiles & Apparels                       1.73%
Hotels, Restaurants, & Leisure               1.20%    Wireless Telecommunication Services       4.48%
Household Durables                           0.89%    Cash/Other                                8.82%
                                                                                              ------
Industrial Conglomerates                     0.67%    Total                                   100.00%
                                                                                              ======




                                   [GRAPHIC]
                            www.enterprisefunds.com



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                     Enterprise International Growth Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------


                                              Number
                                            of Shares
                                           or Principal
                                              Amount           Value
Common Stocks -- 85.32%
---------------------------------------------------------------------------
Australia -- 3.47%
---------------------------------------------------------------------------
Computershare Ltd. ...................... 127,700          $   400,570
Macquarie Bank Ltd. .....................  39,000              732,004
Westfield Holdings ...................... 117,200              836,890
Woodside Petroleum ...................... 127,000            1,063,628
                                                           -----------
                                                             3,033,092
Denmark -- 3.55%
---------------------------------------------------------------------------
Group 4 Falck ...........................   6,200              709,196
H. Lundbeck .............................  31,200              887,776
Novo Nordisk ............................  15,400              681,835
Vestas Wind Systems .....................  17,600              821,307
                                                           -----------
                                                             3,100,114
Finland -- 0.83%
---------------------------------------------------------------------------
Hartwall ................................  45,200              726,641
France -- 8.08%
---------------------------------------------------------------------------
Altran Technologies .....................  17,400              811,009
AXA .....................................  42,400            1,209,107
Compagnie Generale d'Industie
  Participations ........................  18,820              570,017
Hermes International ....................   5,300              732,112
L'Oreal .................................   8,700              562,177
Societe Generale ........................   8,100              480,161
Suez ....................................  25,500              821,179
TotalFinaElf.............................   8,950            1,254,505
Vinci ...................................   9,810              625,590
                                                           -----------
                                                             7,065,857
Germany -- 4.31%
---------------------------------------------------------------------------
Allianz .................................   2,770              809,279
Altana ..................................  15,700              607,904
Bayer ...................................  19,500              765,946
Bayerische Motoren Werke ................  20,900              692,527
Muenchener Rueckvers ....................   3,200              892,737
                                                           -----------
                                                             3,768,393
Greece -- 0.54%
---------------------------------------------------------------------------
Alpha Bank ..............................  22,300              469,429
Hong Kong -- 2.17%
---------------------------------------------------------------------------
Dah Sing Financial Group ................  95,100              491,362
Hutchison Whampoa Ltd. ..................  79,000              797,617
Sun Hung Kai Properties Ltd. ............  67,000              603,445
                                                           -----------
                                                             1,892,424
Ireland -- 1.07%
---------------------------------------------------------------------------
Allied Irish Banks ......................  81,500              939,313
Italy -- 6.10%
---------------------------------------------------------------------------
ENI .....................................  79,000              964,059
Mediaset ................................  61,600              518,897
Parmalat Finanz ......................... 195,416              521,656
Pirelli ................................. 358,800            1,000,374
Rolo Banca 1473 .........................  58,890              867,372


                                              Number
                                            of Shares
                                           or Principal
                                              Amount           Value
Telecom Italia ..........................  78,000          $   700,671
TIM ..................................... 148,500              757,595
                                                           -----------
                                                             5,330,624
Japan -- 18.57%
---------------------------------------------------------------------------
Benesse Corporation .....................  13,200              413,856
Canon Inc. ..............................  23,000              929,516
Hoya Corporation ........................  12,100              766,498
Keyence Corp ............................   3,900              773,996
Matsushita Communication ................  13,800              628,530
Meitec Corporation ......................  23,200              775,752
Murata Manufacturing Company
  Ltd. ..................................  11,100              737,864
Nintendo Company Ltd. ...................   6,900            1,255,954
Nomura Securities Company Ltd. ..........  68,000            1,303,183
NTT DoCoMo Inc. .........................      67            1,165,825
Rohm Company Ltd. .......................   9,500            1,476,305
Secom Company Ltd. ......................  14,000              781,333
Seven Eleven Japan ......................  21,000              820,063
Shin-Etsu Chemical Company Ltd. .........  32,000            1,175,206
Takeda Chemical Industries ..............  25,500            1,185,951
Tokyo Broadcasting System Inc. ..........  35,000              673,563
Tokyo Electron Ltd. .....................  14,300              865,729
Yasuda Fire & Marine Insurance
  Company Ltd. ..........................  81,000              503,368
                                                           -----------
                                                            16,232,492
Netherlands -- 7.19%
---------------------------------------------------------------------------
Aegon ...................................  35,032              987,121
ASM Lithography Holdings ................  32,500              729,591
Heineken ................................  11,400              460,150
Heineken Holding ........................  15,300              466,775
IHC Caland ..............................  18,400              927,788
ING Groep (a) ...........................  11,500              752,366
Nutreco Holding .........................  14,700              630,350
Philips Electronics .....................  28,358              752,441
Unilever ................................   9,700              581,995
                                                           -----------
                                                             6,288,577
Singapore -- 0.91%
---------------------------------------------------------------------------
Datacraft Asia Ltd. .....................  82,120              335,050
Venture Manufacturing ...................  69,800              463,545
                                                           -----------
                                                               798,595
Spain -- 1.59%
---------------------------------------------------------------------------
BCO Popular .............................  20,300              710,321
Telefonica ..............................  55,000              678,638
                                                           -----------
                                                             1,388,959
Sweden -- 3.57%
---------------------------------------------------------------------------
Assa Abloy (Class B) ....................  41,750              597,087
Drott (Class B) .........................  61,400              640,936
Hennes & Mauritz (Class B) ..............  53,800              922,809
NetCom (Class B) (a) ....................   8,000              260,094
Nordbanken Holdings ..................... 122,800              700,230
                                                           -----------
                                                             3,121,156

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------


                                            Number
                                          of Shares
                                         or Principal
                                            Amount          Value
Switzerland -- 7.84%
------------------------------------------------------------------------
Credit Suisse Group ...................       7,100      $ 1,167,854
Geberit ...............................       1,990          448,622
Nestle ................................       4,430          941,976
Novartis ..............................      41,200        1,491,823
Rieter Holdings .......................       2,550          596,159
Roche Holdings ........................       4,700          383,273
Schweizerische Rueckversicherungs-
  Gesellschaft ........................         545        1,089,697
Swatch Group ..........................         735          736,432
                                                         -----------
                                                           6,855,836
United Kingdom -- 15.53%
------------------------------------------------------------------------
Amvescap ..............................      46,600          810,491
AstraZeneca ...........................      24,300        1,133,765
Capita Group ..........................     208,400        1,357,390
Compass Group .........................     128,000        1,025,693
HSBC Holdings .........................      89,100        1,057,165
Lloyds TSB Group ......................      97,700          978,959
Logica ................................      82,500        1,002,674
Matalan ...............................     138,300          966,049
Misys .................................     111,200          778,317
Rentokil Initial ......................     323,900        1,099,317
Royal Bank of Scotland Group ..........      52,200        1,151,953
Royal Bank of Scotland Group (AVS).....      50,000           62,141
Vodafone Group ........................     533,500        1,183,342
WPP Group .............................      97,800          964,122
                                                         -----------
                                                          13,571,378
                                                         -----------
Total Common Stocks
(Identified cost $83,085,135)......................       74,582,880
-----------------------------------------------------    -----------
Preferred Stocks -- 0.61%
------------------------------------------------------------------------
Germany -- 0.61%
------------------------------------------------------------------------
Prosieben Media .......................      37,000          536,809
                                                         -----------
Total Preferred Stocks
(Identified cost $1,073,943).......................          536,809
-----------------------------------------------------    -----------
Depository Receipts -- 2.63%
------------------------------------------------------------------------
Finland -- 0.75%
------------------------------------------------------------------------
Nokia Corporation (Class A) (ADR) .....      29,700          654,588
Germany -- 0.82%
------------------------------------------------------------------------
SAP Aktien-Gesellschaft (ADR) .........      20,500          719,345
Ireland -- 1.06%
------------------------------------------------------------------------
Elan Corporation (ADR) (a) ............      15,200          927,200
                                                         -----------
Total Depository Receipts
(Identified cost $2,378,929).......................        2,301,133
-----------------------------------------------------    -----------


                                            Number
                                          of Shares
                                         or Principal
                                            Amount          Value
Warrants -- 0.14%
------------------------------------------------------------------------
France -- 0.02%
------------------------------------------------------------------------
Compagnie Generale d'Industrie
  Participations Warrant (a) (e) ......      21,170      $    15,429
Switzerland -- 0.12%
------------------------------------------------------------------------
Zuercher Kantonalbank Call
  Warrant (a) (i) .....................     700,000           15,586
Zurcher Kantonalbank Call
  Warrant (a) (j) .....................     865,000           86,668
                                                         -----------
                                                             102,254
                                                         -----------
Total Warrants
(Identified cost $1,060,218).........................        117,683
------------------------------------------------------------------------

Repurchase Agreement -- 2.54%
------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 3.45% due 07/02/01,
  Maturity Value $2,220,638
  Collateral: GNMA $2,315,000
  7.00% due 03/15/27
  value $2,282,204..................... $2,220,000         2,220,000
Total Repurchase Agreement
(Identified cost $2,220,000).........................      2,220,000
------------------------------------------------------- ----------------
Total Investments
(Identified cost $89,818,225)........................    $79,758,505
Other Assets Less Liabilities -- 8.76% ..............      7,657,239
                                                         -----------
Net Assets -- 100% ..................................    $87,415,744
------------------------------------------------------------------------


(a)   Non-income producing security.
(e) The warrants entitle the Fund to purchase 1 share of Cap Gemini for every warrant held and 143 EUR until March 31, 2003.
(i) The warrants entitle the Fund to purchase 1 share of UBS for every 20 warrants held and 310 CHF until August 17, 2001.
(j) The warrants entitle the Fund to purchase 1 share of Credit Suisse Group for every 50 warrants held and 350 CHF until October 19, 2001.
(ADR) American Depository Receipt.
(AVS) Additional Value Shares.


See notes to financial statements.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                       Enterprise Worldwide Growth Fund
                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------


Nicholas-Applegate Capital Management
San Diego, California


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $29.4 billion in assets under management, became subadviser to the Fund on October 31, 2000. Nicholas-Applegate's normal investment minimum is $10 million.


Investment Objective


The objective of the Enterprise Worldwide Growth Fund is to seek long-term capital appreciation.


Investment Strategies


The Worldwide Growth Fund invests primarily in equity securities of foreign and domestic companies, and normally it will invest at least 65 percent of its total assets in securities of companies that are located in at least three different countries, which may include countries with emerging securities markets. The subadviser focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The subadviser considers whether to sell a particular security when any of these factors change. The subadviser will allocate Fund assets among securities of companies in countries that it expects to provide the best opportunities for meeting the Fund's investment objective.


The subadviser expects a high portfolio turnover rate of 200 percent or more. The Fund may also lend portfolio assets on a short-term and long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.


First Half 2001 Performance Review


The year 2001 started on a positive note, with many of the world's major equity markets posting gains in January. However, uncertainty about the state of the global economy and corporate profitability sent stocks lower in the first quarter. In the second quarter, despite another round of corporate earnings disappointments (especially from technology companies), as well as lingering worries on the economy, key U.S. equity indices rose in the second quarter.


Internationally, the equity markets were mixed. Bourses overseas continued to be weighed down by now familiar factors: economic and earnings weakness as well as declining technology spending among the world's developed countries. Amid concerns of slowing economic growth, the European Central Bank decided to leave interest rates unchanged for its 11 member countries due to the continued threat of rising inflation. In Japan, weakness in consumer spending and slowing export growth weighed on corporate profits and the stock market.


On a country basis, stock selection in the U.S. technology companies was a major detractor from relative performance. Japanese, British and Canadian holdings negatively influenced the Fund's performance. Germany, Switzerland and Denmark positively impacted returns compared to the benchmark.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------


Future Investment Strategy


Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings so each stock must continue to earn its place in the Fund everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industry/sectors, thereby providing ample diversification. Funds remain fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the market and drives the Fund toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.


The Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability, and these risks are greater in countries with emerging markets since these countries may have unstable governments and less established markets and economies.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


Industry classifications for the Fund as a percentage of total net assets at June 30, 2001 are as follows:


Industry
Aerospace                      0.22%    Food, Beverage & Tobacco       3.75%
Automotive                     2.09%    Health Care                    0.53%
Banking                        3.70%    Insurance                      2.66%
Biotechnology                  1.82%    Machinery                      0.47%
Broadcasting                   3.20%    Manufacturing                  3.57%
Building & Construction        0.85%    Media                          2.46%
Chemicals                      0.37%    Medical Services               1.41%
Communications                 1.45%    Misc. Financial Services       4.42%
Computer Hardware              3.04%    Oil Services                   6.14%
Computer Services              0.19%    Pharmaceuticals                7.71%
Computer Software              7.99%    Real Estate                    2.63%
Conglomerates                  0.46%    Retail                         6.93%
Construction                   0.29%    Semiconductors                 2.71%
Consumer Durables              0.61%    Telecommunications             6.60%
Drugs & Medical Products       0.52%    Textiles                       0.32%
Electrical Equipment           3.05%    Transportation                 0.75%
Electronics                    2.04%    Utilities                      1.96%
Energy                         2.63%    Wireless Communications        0.71%
Entertainment & Leisure        2.22%    Cash/Other                     6.37%
                                                                     ------
Fiber Optics                   1.16%    Total                        100.00%
                                                                     ======


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                       Enterprise Worldwide Growth Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------


                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Domestic Common Stocks -- 48.47%
-----------------------------------------------------------------------
Biotechnology -- 1.51%
-----------------------------------------------------------------------
Amgen Inc. (a) ............................   2,200        $  133,496
Broadcasting -- 2.42%
-----------------------------------------------------------------------
Gemstar-TV Guide International Inc. (a) ...   1,900            80,940
Viacom Inc. (a) ...........................   2,500           132,600
                                                           ----------
                                                              213,540
Communications -- 1.45%
-----------------------------------------------------------------------
Brocade Communications Systems Inc. (a)       2,900           127,571
Computer Hardware -- 3.04%
-----------------------------------------------------------------------
Cisco Systems Inc. (a) ....................   7,100           129,220
Dell Computer Corporation (a) .............   5,300           138,595
                                                           ----------
                                                              267,815
Computer Software -- 7.23%
-----------------------------------------------------------------------
Microsoft Corporation (a) .................   3,100           226,300
PeopleSoft Inc. (a) .......................   3,000           147,690
Siebel Systems Inc. (a) ...................   2,800           131,320
Veritas Software Corporation (a) ..........   2,000           133,060
                                                           ----------
                                                              638,370
Electrical Equipment -- 2.60%
-----------------------------------------------------------------------
General Electric Company ..................   4,700           229,125
Energy -- 0.94%
-----------------------------------------------------------------------
Enron Corporation .........................   1,600            78,400
Reliant Resources Inc. (a) ................     200             4,940
                                                           ----------
                                                               83,340
Entertainment & Leisure -- 1.97%
-----------------------------------------------------------------------
MGM Mirage Inc. (a) .......................   5,800           173,768
Fiber Optics -- 1.16%
-----------------------------------------------------------------------
CIENA Corporation (a) .....................   2,700           102,600
Media -- 2.46%
-----------------------------------------------------------------------
AOL Time Warner Inc. (a) ..................   4,100           217,300
Medical Services -- 1.19%
-----------------------------------------------------------------------
UnitedHealth Group Inc. ...................   1,700           104,975
Misc. Financial Services -- 3.22%
-----------------------------------------------------------------------
Citigroup Inc. ............................   3,700           195,508
Merrill Lynch & Company Inc. ..............   1,500            88,875
                                                           ----------
                                                              284,383
Oil Services -- 2.05%
-----------------------------------------------------------------------
Santa Fe International Corporation ........   1,200            34,800
Schlumberger Ltd. .........................     700            36,855
Transocean Sedco Forex Inc. ...............     900            37,125
Weatherford International Inc. (a) ........   1,500            72,000
                                                           ----------
                                                              180,780
Pharmaceuticals -- 4.31%
-----------------------------------------------------------------------
Abbott Laboratories .......................   2,300           110,423


                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Johnson & Johnson .........................   2,200        $  110,000
Pfizer Inc. ...............................   4,000           160,200
                                                           ----------
                                                              380,623
Real Estate -- 1.77%
-----------------------------------------------------------------------
Cendant Corporation (a) ...................   8,000           156,000
Retail -- 5.32%
-----------------------------------------------------------------------
Best Buy Company Inc. (a) .................   2,000           127,040
eBay Inc. (a) .............................   2,000           136,980
Gap Inc. ..................................   2,900            84,100
Home Depot Inc. ...........................   2,600           121,030
                                                           ----------
                                                              469,150
Semiconductors -- 2.42%
-----------------------------------------------------------------------
Advanced Micro Devices Inc. (a) ...........   2,000            57,760
Applied Materials Inc. (a) ................   1,800            88,380
Intel Corporation .........................   2,300            67,275
                                                           ----------
                                                              213,415
Telecommunications -- 3.41%
-----------------------------------------------------------------------
QUALCOMM Inc. (a) .........................   2,800           163,744
Qwest Communications International
  Inc. (a) ................................   4,300           137,041
                                                           ----------
                                                              300,785
                                                           ----------
Total Domestic Common Stocks
(Identified cost $4,472,664)...........................     4,277,036
-----------------------------------------------------------------------

Foreign Stocks -- 45.16%
-----------------------------------------------------------------------
Aerospace -- 0.22%
-----------------------------------------------------------------------
United Kingdom -- 0.22%
-----------------------------------------------------------------------
British Airways ...........................   4,100            19,863
Automotive -- 2.09%
-----------------------------------------------------------------------
Canada -- 0.35%
-----------------------------------------------------------------------
Magna International Inc. ..................     500            30,716
France -- 0.31%
-----------------------------------------------------------------------
PSA Peugeot Citroen .......................     100            27,177
Germany -- 0.41%
-----------------------------------------------------------------------
Bayerische Motoren Werke (a) ..............   1,100            36,449
Japan -- 1.02%
-----------------------------------------------------------------------
Bridgestone Corporation ...................   2,000            20,929
Nissan Motor Company ......................  10,000            69,040
                                                           ----------
                                                              184,311
Banking -- 3.70%
-----------------------------------------------------------------------
Germany -- 0.24%
-----------------------------------------------------------------------
Deutsche Bank .............................    300             21,519

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount       Value
Ireland -- 0.70%
--------------------------------------------------------------------
Allied Irish Banks .......................   2,500        $ 27,966
Bank Of Ireland ..........................   3,400          33,711
Italy -- 0.66%
--------------------------------------------------------------------
Banca Fideuram ...........................   2,500          23,771
Banca Nazionale del Lavoro (a) ........... 10,900           34,178
Japan -- 0.32%
--------------------------------------------------------------------
Mizuho Holdings ..........................      6           27,905
Sweden -- 0.45%
--------------------------------------------------------------------
Svenska Handelsbanken (Series A) .........  2,800           40,044
United Kingdom -- 1.33%
--------------------------------------------------------------------
Abbey National (a) .......................  1,200           21,040
Barclays .................................    800           24,561
Royal Bank of Scotland Group .............  1,800           39,722
Standard Chartered .......................  2,500           32,074
                                                          --------
                                                           326,491
Biotechnology -- 0.31%
--------------------------------------------------------------------
Switzerland -- 0.31%
--------------------------------------------------------------------
Serono (ADR) (a) .........................  1,100           27,445
Broadcasting -- 0.78%
--------------------------------------------------------------------
France -- 0.30%
--------------------------------------------------------------------
Societe Television Francaise 1 ...........    900           26,283
United Kingdom -- 0.48%
--------------------------------------------------------------------
British Sky Broadcasting (a) .............  4,400           42,384
                                                          --------
                                                            68,667
Building & Construction -- 0.85%
--------------------------------------------------------------------
France -- 0.46%
--------------------------------------------------------------------
Vivendi Universal ........................    700           40,843
Ireland -- 0.39%
--------------------------------------------------------------------
CRH ......................................  2,000           33,813
                                                          --------
                                                            74,656
Chemicals -- 0.37%
--------------------------------------------------------------------
Germany -- 0.13%
--------------------------------------------------------------------
BASF .....................................    300           11,848
Netherlands -- 0.24%
--------------------------------------------------------------------
Akzo Nobel ...............................    500           21,186
                                                          --------
                                                            33,034
Computer Services -- 0.19%
--------------------------------------------------------------------
Japan -- 0.19%
--------------------------------------------------------------------
NTT Data Corporation .....................      3           16,358


                                               Number
                                             of Shares
                                            or Principal
                                               Amount       Value
Computer Software -- 0.76%
--------------------------------------------------------------------
Germany -- 0.47%
--------------------------------------------------------------------
SAP ......................................    300         $ 41,672
Israel -- 0.29%
--------------------------------------------------------------------
Check Point Software Technologies
  Ltd. (a) ...............................    500           25,285
                                                          --------
                                                            66,957
Conglomerates -- 0.46%
--------------------------------------------------------------------
Hong Kong -- 0.46%
--------------------------------------------------------------------
Hutchison Whampoa Ltd. ...................  4,000           40,386
Construction -- 0.29%
--------------------------------------------------------------------
France -- 0.29%
--------------------------------------------------------------------
Lafarge ..................................    300           25,678
Consumer Durables -- 0.61%
--------------------------------------------------------------------
United Kingdom -- 0.61%
--------------------------------------------------------------------
Reckitt Benckiser ........................  3,700           53,410
Drugs & Medical Products -- 0.52%
--------------------------------------------------------------------
France -- 0.52%
--------------------------------------------------------------------
Aventis ..................................    580           46,350
Electrical Equipment -- 0.45%
--------------------------------------------------------------------
Japan -- 0.45%
--------------------------------------------------------------------
Sony Corporation .........................    600           39,452
Electronics -- 2.04%
--------------------------------------------------------------------
France -- 0.31%
--------------------------------------------------------------------
Schneider Electric .......................    500           27,669
Hong Kong -- 0.23%
--------------------------------------------------------------------
Johnson Electric Holdings ................ 15,000           20,481
Japan -- 0.68%
--------------------------------------------------------------------
Kyocera Corporation ......................    400           35,282
Tokyo Electron Ltd. ......................    400           24,216
Sweden -- 0.55%
--------------------------------------------------------------------
Electrolux (Series B) ....................  3,500           48,446
Taiwan -- 0.27%
--------------------------------------------------------------------
United Microelectronics Corporation
  (ADR) (a) ..............................  2,700           24,030
                                                          --------
                                                           180,124
Energy -- 1.69%
--------------------------------------------------------------------
Japan -- 0.34%
--------------------------------------------------------------------
Pioneer Corporation (a) ..................  1,000           30,390


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------

                                                  Number
                                                of Shares
                                               or Principal
                                                  Amount       Value
United Kingdom -- 1.35%
-----------------------------------------------------------------------
Centrica .................................... 13,700         $ 43,845
National Grid Group .........................  5,500           40,587
Scottish Power ..............................  4,700           34,618
                                                             --------
                                                              149,440
Entertainment & Leisure -- 0.25%
-----------------------------------------------------------------------
Japan -- 0.25%
-----------------------------------------------------------------------
Oriental Land Company Ltd. ..................    300           22,276
Food, Beverages & Tobacco -- 3.75%
-----------------------------------------------------------------------
Netherlands -- 1.06%
-----------------------------------------------------------------------
Heineken ....................................  1,150           46,419
Koninklijke Ahold ...........................  1,500           47,033
Switzerland -- 0.72%
-----------------------------------------------------------------------
Nestle ......................................    300           63,791
United Kingdom -- 1.97%
-----------------------------------------------------------------------
British American Tobacco ....................  4,400           33,461
Compass Group ...............................  4,900           39,265
Diageo (a) ..................................  5,900           64,810
Unilever ....................................  4,300           36,273
                                                             --------
                                                              331,052
Health Care -- 0.53%
-----------------------------------------------------------------------
Japan -- 0.53%
-----------------------------------------------------------------------
Takeda Chemical Industries ..................  1,000           46,508
Insurance -- 2.28%
-----------------------------------------------------------------------
Bermuda -- 0.46%
-----------------------------------------------------------------------
XL Capital Ltd. (Class A) ...................    500           41,050
Canada -- 0.44%
-----------------------------------------------------------------------
Manulife Financial Corporation ..............  1,400           39,074
Germany -- 0.32%
-----------------------------------------------------------------------
Muenchener Rueckvers ........................    100           27,898
Italy -- 0.63%
-----------------------------------------------------------------------
RAS (Riunione Adriaticadi di Sicurta) .......  4,500           55,372
Switzerland -- 0.43%
-----------------------------------------------------------------------
Schweizerische Rueckversicherungs-
  Gesellschaft ..............................     19           37,990
                                                             --------
                                                              201,384
Machinery -- 0.47%
-----------------------------------------------------------------------
France -- 0.47%
-----------------------------------------------------------------------
Alstom ......................................  1,500           41,771


                                                  Number
                                                of Shares
                                               or Principal
                                                  Amount       Value
Manufacturing -- 3.57%
-----------------------------------------------------------------------
Bermuda -- 2.28%
-----------------------------------------------------------------------
Tyco International Ltd. .....................  3,700         $201,650
Japan -- 1.29%
-----------------------------------------------------------------------
Asahi Glass Company Ltd. ....................  6,000           49,843
Daikin Industries Ltd. ......................  2,000           37,046
Murata Manufacturing Company Ltd. ...........    400           26,590
                                                             --------
                                                              315,129
Medical Services -- 0.22%
-----------------------------------------------------------------------
Netherlands -- 0.22%
-----------------------------------------------------------------------
QIAGEN (a) ..................................    900           19,830
Misc. Financial Services -- 1.20%
-----------------------------------------------------------------------
Hong Kong -- 0.39%
-----------------------------------------------------------------------
Citic Pacific Ltd. .......................... 11,000           34,059
Japan -- 0.22%
-----------------------------------------------------------------------
Nomura Securities Company Ltd. ..............  1,000           19,164
Netherlands -- 0.59%
-----------------------------------------------------------------------
ING Groep (a) ...............................    800           52,339
                                                             --------
                                                              105,562
Oil Services -- 4.09%
-----------------------------------------------------------------------
Canada -- 1.78%
-----------------------------------------------------------------------
Anderson Exploration Ltd. (a) ...............  1,800           36,354
Precision Drilling Corporation (a) ..........  1,400           43,736
Suncor Energy Inc. ..........................  1,100           27,978
Talisman Energy Inc. ........................  1,300           49,517
France -- 0.48%
-----------------------------------------------------------------------
TotalFinaElf ................................    300           42,050
Japan -- 0.19%
-----------------------------------------------------------------------
Nippon Mitsubishi Oil Company ...............  3,000           16,935
Spain -- 0.34%
-----------------------------------------------------------------------
Repsol YPF ..................................  1,800           29,746
United Kingdom -- 1.30%
-----------------------------------------------------------------------
BG Group .................................... 11,000           43,414
BP Amoco ....................................  3,600           29,634
Shell Transporation & Trading Company          5,000           41,615
                                                             --------
                                                              360,979
Pharmaceuticals -- 3.40%
-----------------------------------------------------------------------
Denmark -- 0.40%
-----------------------------------------------------------------------
Novo Nordisk ................................    800           35,420
France -- 0.45%
-----------------------------------------------------------------------
Sanofi-Synthelabo ...........................    600           39,406

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------


                                                  Number
                                                of Shares
                                               or Principal
                                                  Amount       Value
Israel -- 0.35%
-----------------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd. (ADR) ................................       500      $ 31,150
Ireland -- 0.34%
-----------------------------------------------------------------------
Elan Corporation (ADR) (a) ..................       500        30,500
Japan -- 0.32%
-----------------------------------------------------------------------
Yamanouchi Pharmaceutical
  Company Ltd. ..............................   1,000          28,065
Switzerland -- 0.35%
-----------------------------------------------------------------------
Novartis ....................................     849          30,742
United Kingdom -- 1.19%
-----------------------------------------------------------------------
AstraZeneca .................................     800          37,325
GlaxoSmithKline .............................   1,100          30,983
Shire Pharmaceuticals Group (a) .............   2,000          36,447
                                                             --------
                                                              300,038
Property-Casualty Insurance -- 0.38%
-----------------------------------------------------------------------
France -- 0.38%
-----------------------------------------------------------------------
AGF (Assurances Generales de France) ........     600          33,406
Real Estate -- 0.86%
-----------------------------------------------------------------------
Hong Kong -- 0.49%
-----------------------------------------------------------------------
Cheung Kong Holdings Ltd. ...................   4,000          43,591
Japan -- 0.37%
-----------------------------------------------------------------------
Mitsui Fudosan Company Ltd. .................   3,000          32,331
                                                             --------
                                                               75,922
Retail -- 1.61%
-----------------------------------------------------------------------
Japan -- 1.61%
-----------------------------------------------------------------------
Fast Retailing Company Ltd. .................     300          52,201
Fuji Photo Film Company .....................   1,000          43,140
Marui Company Ltd. ..........................   2,000          28,867
Nintendo Company Ltd. .......................     100          18,202
                                                             --------
                                                              142,410
Semiconductors -- 0.29%
-----------------------------------------------------------------------
Taiwan -- 0.29%
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing
  Company Ltd. (ADR) (a) ....................   1,680          25,519
Telecommunications -- 3.19%
-----------------------------------------------------------------------
Brazil -- 0.12%
-----------------------------------------------------------------------
Tele Norte Leste Participacoes (ADR) ........     700          10,682
Germany -- 0.34%
-----------------------------------------------------------------------
Deutsche Telekom ............................   1,300          29,657
Hong Kong -- 0.36%
-----------------------------------------------------------------------
China Mobile Ltd. (a) .......................   6,000          31,616


                                                  Number
                                                of Shares
                                               or Principal
                                                  Amount       Value
Italy -- 0.35%
-----------------------------------------------------------------------
Telecom Italia ..............................   3,400        $ 30,542
Korea -- 0.32%
-----------------------------------------------------------------------
Korea Telecom (ADR) .........................   1,300          28,574
Portugal -- 0.30%
-----------------------------------------------------------------------
Portugal Telecom (a) ........................   3,700          25,837
Portugal Telecom (Rts) (a) ..................   3,700             502
Singapore -- 0.51%
-----------------------------------------------------------------------
Singapore Telecommunications Ltd. ........... 43,000           44,841
Spain -- 0.17%
-----------------------------------------------------------------------
Telefonica (a) ..............................  1,232           15,201
United Kingdom -- 0.72%
-----------------------------------------------------------------------
Amdocs Ltd. (a) .............................    300           16,155
Energis (a) .................................  6,900           18,341
Vodafone Group .............................. 13,300           29,501
                                                             --------
                                                              281,449
Textiles -- 0.32%
-----------------------------------------------------------------------
Japan -- 0.32%
-----------------------------------------------------------------------
Toray Industries Inc. .......................  7,000           27,953
Transportation -- 0.75%
-----------------------------------------------------------------------
Italy -- 0.51%
-----------------------------------------------------------------------
Autostrade ..................................  7,000           45,499
Japan -- 0.24%
-----------------------------------------------------------------------
Yamato Transport Company Ltd. ...............  1,000           20,969
                                                             --------
                                                               66,468
Utilities -- 1.96%
-----------------------------------------------------------------------
France -- 0.60%
-----------------------------------------------------------------------
Vivendi Environnement .......................  1,250           52,659
Germany -- 0.65%
-----------------------------------------------------------------------
E.On ........................................  1,100           57,740
Italy -- 0.31%
-----------------------------------------------------------------------
Edison ......................................  3,000           27,534
Japan -- 0.18%
-----------------------------------------------------------------------
Matsushita Electric Industrial Company
  Ltd. ......................................  1,000           15,652
Spain -- 0.22%
-----------------------------------------------------------------------
Iberdrola ...................................  1,500           19,258
                                                             --------
                                                              172,843
Wireless Communications -- 0.71%
-----------------------------------------------------------------------
Japan -- 0.59%
-----------------------------------------------------------------------
NTT DoCoMo Inc. .............................      3           52,201

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------


                                         Number
                                       of Shares
                                      or Principal
                                         Amount        Value
Mexico -- 0.12%
----------------------------------------------------------------
America Movil (ADR) ................         500    $   10,430
                                                    ----------
                                                        62,631
                                                    ----------
Total Foreign Stocks
(Identified cost $4,241,157)....................     3,985,752
--------------------------------------------------  ----------
Repurchase Agreement -- 5.95%
----------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 3.45% due 07/02/01,
  Maturity Value $525,151
  Collateral: GNMA $550,000,
  7.375% due 01/20/25,
  Value $541,922 ...................    $525,000       525,000
                                                    ----------
Total Repurchase Agreement
(Identified cost $525,000)......................       525,000
--------------------------------------------------  ----------



                                           Value
Total Investments
(Identified cost $9,238,821)..........  $8,787,788
Other Assets Less Liabilities -- 0.42%      36,766
                                        ----------
Net Assets -- 100% ...................  $8,824,554
--------------------------------------  ----------

(a)   Non-income producing security.
(ADR) American Depository Receipt.
(Rts) Rights -- Rights entitle the Fund to receive one new share of Portugal Telecom for every 50 rights held.


See notes to financial statements.




                                   [GRAPHIC]
                            www.enterprisefunds.com


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                   Enterprise Global Financial Services Fund
                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------



Sanford C. Bernstein & Co., LLC
New York, New York


Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Sanford C. Bernstein & Co., LLC ("Bernstein"), which has approximately $10 billion in assets under management, became subadviser to the Fund on October 1, 1998. Bernstein's normal investment minimum is $5 million.


Investment Objective

The objective of the Enterprise Global Financial Services Fund is to seek capital appreciation.


Investment Strategies

The Global Financial Services Fund invests primarily in the domestic and foreign financial services industry by normally investing in companies domiciled in the U.S. and in at least three other countries. The Fund considers a financial services company to be a firm that in its most recent fiscal year either (i) derived at least 50 percent of its revenues or earnings from financial services activities, or (ii) devoted at least 50 percent of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerage; and various firms in all segments of the insurance industry such as multi-line property and casualty, life insurance companies and insurance holding companies. The subadviser selects securities by combining fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. Its research analysts employ a long-term approach to forecasting the earnings and growth potential of companies and attempt to construct global portfolios that produce maximum returns at a given risk level.


First Half 2001 Performance Review

Stock selection increased relative returns during the first half, with the Fund's U.S. holdings performing particularly well. Specifically, the Fund's emphasis on U.S. consumer-oriented banks, thrifts and insurance companies over capital-markets-sensitive investment banks, brokerage stocks and money-center banks boosted relative returns. The Fund's holdings in Japan, however, detracted from relative performance, despite a modest comeback in the second quarter. Rising credit quality concerns in light of a stagnating economy dragged down most Japanese financial stocks. Country selection increased relative returns in the first half. The Fund's presence in the Canadian market helped performance in a period when Canadian financial stocks outperformed financial stocks in all other major markets. Finally, currency management reduced relative performance, because the Fund had exposure to foreign currencies at a time when most foreign currencies weakened versus the US dollar.

Merger and acquisition activity bolstered the Fund's returns as the fight over Wachovia Bank gripped investors. In April, First Union and Wachovia announced their intent to merge. In Bernstein's view, First Union's bid was reasonable:
The cost savings should be achievable, First Union's capital position should improve significantly and the combined company should achieve some success in expanding revenues through cross-selling to the combined banks' asset-management and corporate-banking customers. In mid-May, however, SunTrust announced a hostile bid for Wachovia at a 17 percent premium to the price First Union had previously agreed to pay. Bernstein believes First Union stands to benefit either way: from closing the deal with Wachovia and becoming a stronger bank, or from receiving up to $780 million for allowing its merger deal to be broken.


In Canada, the passage of the Canadian banking consolidation bill took the spotlight. While Bernstein does not expect any deals to be announced until at least September, this should begin an interesting chess match in Canada.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------

This bill, together with better than expected second-quarter earnings and the "flight to safety" from technology gave Canadian banks a big lift mid-way through the quarter. However, increasing fears of bad telecom loans subsequently overcame lingering enthusiasm over consolidation and most of the banks closed the quarter very close to where they began. Bernstein continues to find Bank of Montreal and Scotia Bank attractively valued. Both banks have minimal exposure to the capital markets, low exposure to telecom debt and relatively high exposure to lending markets in the U.S. and other countries, where growth and margins are higher than in Canada.


Bank of Scotland and Alliance & Leicester in the U.K. performed strongly in the second quarter on takeover news. Bank of Scotland rose sharply after it announced its merger plan with Halifax. Bernstein believes that the two entities are complementary in nature and that the proposed deal makes strategic sense. For Bank of Scotland, it brings capital (Halifax has excess capital), cheap retail funding through a large customer deposit base and the largest customer base for mortgages in the U.K., with good cross-selling potential. At the same time, Halifax obtains the much-needed banking skills it lacks as a specialized mortgage institution. Alliance & Leicester, meanwhile, soared as takeover speculation intensified. The proposed Bank of Scotland/Halifax deal and Lloyds' outstanding bid for Abbey National leave Alliance & Leicester as the only remaining independent that might attract foreign banks seeking to enter the U.K. market.


In Singapore, the long-awaited consolidation frenzy finally began. On June 12, Overseas Chinese Banking Corporation opened with an all-cash offer for Keppel Capital Holdings. Later Development Bank of Singapore followed, offering cash plus shares for Overseas Union Bank. United Overseas Bank Group of Singapore made a counteroffer, bidding up the price. Since the Fund holds both Keppel and OUB, these developments contributed to the Fund's out-performance.


Future Investment Strategy


Bernstein continues to favor institutions with minimal exposure to the capital markets, strong retail franchises and attractive valuations, such as Bank of America, First Union and KeyCorp. Despite recent out-performance, these stocks remain attractively priced due to excessive concerns about consumer loan losses. In Bernstein's view, the benefits of wider net-interest margins should more than offset rising credit losses and provisions. At the same time, Bernstein continues to shy away from capital-markets sensitive broker-dealers and money center banks, because it thinks earnings and revenues related to their underwriting, trading and M&A advisory work are unlikely to quickly return to the unusually high levels of recent years.


The Fund's U.S. and U.K. insurance holdings are taking steps to improve earnings and capital efficiency. St. Paul, for instance, recently announced that it is selling its life insurance business. Besides having no synergies with its core property and casualty operations, St. Paul's life insurance business generates a fairly modest return on capital. St. Paul intends to re-deploy the capital freed up by the sale of the life insurance business into higher return opportunities in the property and casualty business and in financing share buybacks. Similarly, Chubb recently conducted a detailed review of its balance sheet and aims to re-deploy excess capital into high return new business opportunities, selected acquisitions to build scale in its foreign operations and to finance share buybacks. Royal & Sun Alliance is looking at various options to free up capital from its low-return life insurance business in order to finance growth in its property and casualty operations. Despite recent out-performance, Bernstein still believes the insurance sector continues to offer attractive investment opportunities.


As with all global funds, the Enterprise Global Financial Services Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.


While sector funds focus on equities in a specific industry, they also tend to concentrate their investments in fewer stocks within the industry than a typical common stock would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                   Enterprise Global Financial Services Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------


                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount        Value
Domestic Common Stocks -- 65.14%
-------------------------------------------------------------------------
Banking -- 29.46%
-------------------------------------------------------------------------
Bank of America Corporation ................   33,200       $ 1,992,996
Bank One Corporation ....................... 26,900             963,020
First Union Corporation .................... 23,100             807,114
FleetBoston Financial Corporation .......... 38,510           1,519,219
Huntington Bancshares Inc. ................. 28,400             464,340
J. P. Morgan Chase & Company ............... 29,550           1,317,930
KeyCorp .................................... 32,400             844,020
National City Corporation .................. 36,000           1,108,080
Regions Financial Corporation .............. 18,700             598,400
U.S. Bancorp ............................... 31,119             709,202
Wells Fargo & Company ......................  8,850             410,906
                                                            -----------
                                                             10,735,227
Finance -- 2.21%
-------------------------------------------------------------------------
Household International Inc. ...............  3,000             200,100
Merrill Lynch & Company Inc. ............... 10,200             604,350
                                                            -----------
                                                                804,450
Insurance -- 6.48%
-------------------------------------------------------------------------
American International Group Inc. .......... 27,450           2,360,700
Life Insurance -- 2.08%
-------------------------------------------------------------------------
Torchmark Corporation ...................... 18,900             759,969
Misc. Financial Services -- 12.08%
-------------------------------------------------------------------------
Ambac Financial Group Inc. .................  2,700             157,140
American Express Company ...................  8,800             341,440
Citigroup Inc. ............................. 30,400           1,606,336
Countrywide Credit Industries Inc. .........    500              22,940
Fannie Mae ................................. 15,800           1,345,370
MBIA Inc. .................................. 16,650             927,072
                                                            -----------
                                                              4,400,298
Multi-Line Insurance -- 2.91%
-------------------------------------------------------------------------
American General Corporation ...............  8,600             399,470
Hartford Financial Services Group Inc. .....  3,100             212,040
Lincoln National Corporation ...............  2,900             150,075
SAFECO Corporation ......................... 10,100             297,950
                                                            -----------
                                                              1,059,535
Property-Casualty Insurance -- 5.98%
-------------------------------------------------------------------------
Allstate Corporation ....................... 11,300             497,087
Chubb Corporation .......................... 10,000             774,300
St. Paul Companies Inc. .................... 17,900             907,351
                                                            -----------
                                                              2,178,738
Savings and Loan -- 3.94%
-------------------------------------------------------------------------
Washington Mutual Inc. ..................... 38,250           1,436,287
                                                            -----------
Total Domestic Common Stocks
(Identified cost $19,222,392)...........................     23,735,204
----------------------------------------------------------  -----------


                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount        Value
Foreign Stocks -- 32.26%
-------------------------------------------------------------------------
Banking -- 23.31%
-------------------------------------------------------------------------
Austria -- 0.05%
-------------------------------------------------------------------------
Erste Bank .................................    400         $    19,946
Australia -- 0.61%
-------------------------------------------------------------------------
ANZ Banking Group .......................... 25,777             222,246
Canada -- 2.43%
-------------------------------------------------------------------------
Bank of Montreal ........................... 23,900             617,098
Bank of Nova Scotia ........................  3,887             116,282
National Bank of Canada ....................  7,900             150,962
France -- 3.21%
-------------------------------------------------------------------------
Banque Nationale de Paris ..................  7,300             635,960
Societe Generale ...........................  9,000             533,512
Germany -- 0.62%
-------------------------------------------------------------------------
Bayerische Vereinsbank .....................  3,500             173,219
IKB Deutsche Industriebank .................  3,920              52,155
Hong Kong -- 0.65%
-------------------------------------------------------------------------
Wing Lung Bank ............................. 50,700             236,606
Italy -- 2.38%
-------------------------------------------------------------------------
Banca Nazionale del Lavoro (a) ............. 35,000             109,745
Banca Popolare Di Bergamo Credito
  Varesino .................................  5,900              96,999
Banca Popolare Di Milano ................... 13,000              51,228
San Paolo IMI .............................. 23,600             302,797
UniCredito Italiano ........................ 71,700             308,064
Japan -- 4.25%
-------------------------------------------------------------------------
Higo Bank Ltd. ............................. 47,000             165,448
Kagoshima Bank Company Ltd. ................ 73,000             292,679
Sumitomo Trust & Banking Company
  Ltd. ..................................... 63,000             396,560
Takefuji Corporation .......................  4,000             363,403
UFJ Holdings ...............................     61             330,254
Norway -- 0.11%
-------------------------------------------------------------------------
Sparebanken ................................  1,400              39,841
Portugal -- 0.05%
-------------------------------------------------------------------------
Banco Espirito Santo .......................  1,467              20,078
Singapore -- 0.37%
-------------------------------------------------------------------------
Keppel Capital Holdings Ltd. ............... 26,250              50,426
Overseas Union Bank Ltd. ................... 16,308              84,583
United Overseas Bank .......................    112                 707
Spain -- 1.05%
-------------------------------------------------------------------------
Banco Bilbao Vizcaya .......................  4,900              63,450
Banco Santander Central Hispano ............ 35,099             318,268
Sweden -- 1.05%
-------------------------------------------------------------------------
Nordbanken Holdings ........................ 66,800             380,907


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------


                                             Number
                                           of Shares
                                          or Principal
                                             Amount         Value
Switzerland -- 1.09%
-----------------------------------------------------------------------
UBS ....................................       2,770     $   397,036
United Kingdom -- 5.39%
-----------------------------------------------------------------------
Abbey National .........................      18,500         324,367
Bank Of Scotland .......................      63,600         719,230
Lloyds TSB Group .......................      40,000         400,802
Royal Bank of Scotland Group ...........      23,500         518,599
                                                         -----------
                                                           8,493,457
Insurance -- 3.70%
-----------------------------------------------------------------------
Finland -- 0.04%
-----------------------------------------------------------------------
Sampo (Class A) ........................       1,500          12,775
Germany -- 0.45%
-----------------------------------------------------------------------
Hannover Reckversicherungs .............       2,120         165,053
Switzerland -- 0.82%
-----------------------------------------------------------------------
Schweizerische Rueckversicherungs-
  Gesellschaft .........................         150         299,917
United Kingdom -- 2.39%
-----------------------------------------------------------------------
Royal & Sun Alliance Insurance Group ...     115,390         869,395
                                                         -----------
                                                           1,347,140
Misc. Financial Services -- 2.75%
-----------------------------------------------------------------------
Australia -- 0.24%
-----------------------------------------------------------------------
Westfield Trust Units ..................      50,882          87,148
France -- 0.10%
-----------------------------------------------------------------------
Simco (a) ..............................         550          35,610
Germany -- 0.40%
-----------------------------------------------------------------------
Deutsche Pfandbriefbank ................       2,150         145,761
Japan -- 0.42%
-----------------------------------------------------------------------
Nomura Securities Company Ltd. .........       8,000         153,316
Netherlands -- 1.59%
-----------------------------------------------------------------------
ING Groep (a) ..........................       8,835         578,013
                                                         -----------
                                                             999,848
Multi-Line Insurance -- 1.73%
-----------------------------------------------------------------------
France -- 0.07%
-----------------------------------------------------------------------
Scor ...................................         600          26,695


                                             Number
                                           of Shares
                                          or Principal
                                             Amount         Value
Germany -- 0.13%
-----------------------------------------------------------------------
Mannheimer Aktiengesellschaft ..........         870     $    45,785
United Kingdom -- 1.53%
-----------------------------------------------------------------------
CGNU ...................................      40,400         559,281
                                                         -----------
                                                             631,761
Property-Casualty Insurance -- 0.56%
-----------------------------------------------------------------------
France -- 0.51%
-----------------------------------------------------------------------
AGF (Assurances Generales de France) ...       3,370         187,633
Italy -- 0.05%
-----------------------------------------------------------------------
Unipol (Preferred) .....................      11,000          16,546
                                                         -----------
                                                             204,179
Real Estate -- 0.21%
-----------------------------------------------------------------------
Hong Kong -- 0.21%
-----------------------------------------------------------------------
Kerry Properties Ltd. ..................      57,000          76,733
                                                         -----------
Total Foreign Stocks
(Identified cost $11,646,606).........................    11,753,118
-----------------------------------------------------------------------

Repurchase Agreement -- 3.38%
-----------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 3.45% due 07/02/01,
  Maturity Value $1,230,354
  Collateral: GNMA $1,285,000,
  7.375% due 01/20/25,
  Value $1,266,127 ..................... $1,230,000        1,230,000
                                                         -----------
Total Repurchase Agreement
(Identified cost $1,230,000)..........................     1,230,000
-----------------------------------------------------------------------

Total Investments
(Identified cost $32,098,998).........................   $36,718,322
Other Assets Less Liabilities -- (0.78)%                    (282,452)
                                                         -----------
Net Assets -- 100% ...................................   $36,435,870
-----------------------------------------------------------------------


(a) Non-income producing security.



See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                      Enterprise Global Health Care Fund
                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------



Nicholas-Applegate Capital Management
San Diego, California


Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $29.4 billion in assets under management, became subadviser to the Fund on October 31, 2000. Nicholas-Applegate's normal investment minimum is $10 million.


Investment Objective

The investment objective of the Enterprise Global Health Care Fund is to seek long-term capital appreciation.


Investment Strategies

The Global Health Care Fund normally invests at least 75 percent of its assets in health care sector equity securities. Normally, the Fund will invest the remainder of its assets in equity securities of other companies it believes will benefit from developments in the health care sector. The Fund considers the health care sector to include any company that designs, manufactures or sells products or services used for or in connection with health care or medicine, so long as the company derives at least 50 percent of its revenues or profits from goods produced or sold, investments made, or services performed in the health care sector. As an example, these companies can include pharmaceutical companies, biotechnology research firms, medical product sales companies and health care facility operators. The Fund normally will invest at least 65 percent of its assets in the equity securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of companies in the United States. In analyzing specific companies for possible investment, the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The subadviser considers whether to sell a particular security when any of those factors materially changes.


The subadviser allocates the Fund's assets among securities of countries that are expected to provide the best opportunities for meeting the Fund's investment objective.


The subadviser expects a high portfolio turnover rate of 300 percent or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.


First Half 2001 Performance Review

During the first quarter of 2001, global health care stocks took a breather from last year's outstanding performance. There were no particular factors driving global healthcare stock prices lower; prices tended to move in sympathy with the broader equity market. During the second quarter, global health care stocks turned in strong performance. Investor sentiment toward global health care stocks turned positive during the quarter based on optimistic announcements from companies boasting strong pipelines of drugs.


Top-performing holdings during the period include Gilead Sciences Inc. and MedImmune. Gilead Sciences Inc. discovers, develops and markets proprietary therapies for viral diseases. The company announced stronger-than-expected earnings in the first quarter of 2001 and announced plans to file for FDA approval of tenofovir, an HIV therapy. MedImmune's flagship drug has no competition and an estimated potential for $1 billion in sales, and the company projects its annual growth rate at 25 percent.


There were not significant changes to the Fund's weights, but Nicholas-Applegate did trim holdings in the pharmaceutical industry. Fundamentals in health care look strong as the industry is entering a remarkable period of innovation. As 2001 unfolds, Nicholas-Applegate remains focused on investing in healthcare companies capable of delivering robust profit growth and earnings surprises.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------

Future Investment Strategy

Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings so each stock must continue to earn its place in the Fund everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industries/sectors, thereby providing ample diversification. Funds remain fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the market and drives the Fund toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.


The Enterprise Global Health Care Fund is a non-diversified fund that may invest up to 50 percent of its total assets in single issuers totaling more than 5 percent. A loss resulting from a particular security will have a greater impact on the fund's return. In addition, specific risks for the health care sector include changes in government regulations and scientific and technological advances.


As with all global funds, the Enterprise Global Health Care Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability, and these risks are greater in countries with emerging markets since these countries may have unstable governments and less established markets and economies.


While sector funds focus on equities in a specific industry, they also tend to concentrate their investments in fewer stocks within the industry than a typical common stock would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.




                                   [GRAPHIC]
                            www.enterprisefunds.com



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                      Enterprise Global Health Care Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------


                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount         Value
Domestic Common Stocks -- 88.43%
--------------------------------------------------------------------------
Biotechnology -- 15.93%
--------------------------------------------------------------------------
Affymetrix Inc. (a) ........................  4,700          $   103,635
Alexion Pharmaceuticals Inc. (a) ...........  4,100               98,400
Amgen Inc. (a) ............................. 10,800              655,344
Applera Corporation - Applied
  Biosystems Group .........................  2,900               77,575
Applera Corporation - Celera Genomics
  Group (a) ................................  1,900               75,354
Arena Pharmaceuticals Inc. (a) .............  4,100              125,009
Aviron (a) .................................  3,800              216,600
BriteSmile Inc. (a) ........................  4,500               47,295
Celgene Corporation (a) ....................  4,900              141,365
Covance Inc. (a) ...........................  6,200              140,430
Exelixis Inc. (a) ..........................  3,500               66,395
Genentech Inc. (a) .........................  4,900              269,990
ICOS Corporation (a) .......................  2,800              179,200
Invitrogen Corporation (a) .................  2,300              165,140
Myriad Genetics Inc. (a) ...................  1,200               75,984
Sangstat Medical Corporation (a) ...........  7,700              126,126
Xoma Ltd. (a) .............................. 17,400              296,844
                                                             -----------
                                                               2,860,686
Drugs & Medical Products -- 0.57%
--------------------------------------------------------------------------
Cooper Companies Inc. ......................  2,000              102,800
Health Care -- 2.67%
--------------------------------------------------------------------------
Community Health Systems Inc. (a) ..........  3,900              115,050
LifePoint Hospitals Inc. (a) ...............  1,600               70,848
Tenet Healthcare Corporation (a) ...........  5,700              294,063
                                                             -----------
                                                                 479,961
Medical Instruments -- 5.40%
--------------------------------------------------------------------------
Biomet Inc. ................................  6,400              307,584
Charles River Laboratories International
  Inc. (a) .................................  2,500               86,875
Fisher Scientific International Inc. (a) ...  3,300               95,700
Guidant Corporation (a) ....................  5,000              180,000
Harvard Bioscience Inc. (a) ................ 11,000              121,330
Novoste Corporation (a) ....................  2,300               58,650
SurModics Inc. (a) .........................    800               47,040
Thoratec Corporation (a) ...................  4,700               73,085
                                                             -----------
                                                                 970,264
Medical Services -- 4.07%
--------------------------------------------------------------------------
Manor Care Inc. (a) ........................ 10,500              333,375
UnitedHealth Group Inc. ....................  1,400               86,450
Wellpoint Health Networks Inc. (a) .........  3,300              310,992
                                                             -----------
                                                                 730,817
Pharmaceuticals -- 59.18%
--------------------------------------------------------------------------
Abbott Laboratories ........................ 10,000              480,100
Abgenix Inc. (a) ...........................  4,400              198,000
Accredo Health Inc. (a) ....................  1,200               44,628
AdvancePCS (a) .............................  5,400              345,870
Alkermes Inc. (a) ..........................  4,800              168,480


                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount         Value
Allergan Inc. ..............................  4,200          $   359,100
American Home Products Corporation ......... 10,000              584,400
AmeriSource Health Corporation (a) .........  4,700              259,910
Andrx Group (a) ............................  2,300              177,100
Atrix Labs Inc. (a) ........................  2,000               47,400
Barr Laboratories Inc. (a) .................  2,400              168,984
Baxter International Inc. .................. 13,900              681,100
Bristol-Myers Squibb Company ............... 12,900              674,670
Cephalon Inc. (a) ..........................  1,900              133,950
CV Therapeutics Inc. (a) ...................  3,700              210,900
Durect Corporation Inc. (a) ................  3,200               41,600
Enzon Inc. (a) .............................  8,200              512,500
Forest Laboratories Inc. (a) ...............  2,400              170,400
Gilead Sciences Inc. (a) ...................  9,300              541,167
Human Genome Sciences Inc. (a) .............  6,700              403,675
ICN Pharmaceuticals Inc. ...................  9,000              285,480
IDEC Pharmaceuticals Corporation (a) .......  8,200              555,058
ImClone Systems Inc. (a) ...................  2,600              137,280
IVAX Corporation (a) .......................  8,900              347,100
Johnson & Johnson .......................... 14,300              715,000
Medarex Inc. (a) ...........................  6,500              152,750
MedImmune Inc. (a) .........................  7,500              354,000
MGI Pharma Inc. (a) ........................  7,900               98,750
Millennium Pharmaceuticals Inc. (a) ........  5,200              185,016
OSI Pharmaceuticals Inc. (a) ...............  1,700               89,403
Pfizer Inc. ................................ 12,300              492,615
Praecis Pharmaceuticals Inc. (a) ........... 14,100              231,804
Protein Design Labs Inc. (a) ...............  4,300              373,068
Titan Pharmaceuticals Inc. (a) .............  5,000              150,050
Transkaryotic Therapies Inc. (a) ...........  4,800              141,360
Vertex Pharmaceuticals Inc. (a) ............  2,300              113,850
                                                             -----------
                                                              10,626,518
Semiconductors -- 0.61%
--------------------------------------------------------------------------
Caliper Technologies Corporation (a) .......  5,200              109,460
                                                             -----------
Total Domestic Common Stocks
(Identified cost $14,469,262)..............................   15,880,506
--------------------------------------------------------------------------

Foreign Stocks -- 6.66%
--------------------------------------------------------------------------
Biotechnology -- 0.29%
--------------------------------------------------------------------------
Canada -- 0.29%
--------------------------------------------------------------------------
Visible Genetics Inc. (a) ..................  2,100               52,185
Drugs & Medical Products -- 0.95%
--------------------------------------------------------------------------
Germany -- 0.95%
--------------------------------------------------------------------------
Altana .....................................  4,400              170,368
Health Care -- 0.53%
--------------------------------------------------------------------------
United Kingdom -- 0.53%
--------------------------------------------------------------------------
Smith & Nephew ............................. 18,100               94,059


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------

                                            Number
                                          of Shares
                                         or Principal
                                            Amount          Value
Medical Services -- 0.21%
----------------------------------------------------------------------
Germany -- 0.21%
----------------------------------------------------------------------
Evotec Biosystems (a) .................     2,900       $    37,724
Pharmaceuticals -- 4.68%
----------------------------------------------------------------------
Canada -- 0.50%
----------------------------------------------------------------------
QLT Inc. (a) ..........................     4,600            90,068
France -- 2.99%
----------------------------------------------------------------------
Aventis (ADR) .........................     2,200           175,758
Sanofi-Synthelabo .....................     5,500           361,225
United Kingdom -- 1.19%
----------------------------------------------------------------------
Cambridge Antibody Technology
  Group (a) ...........................     3,900           113,802
Shire Pharmaceuticals Group (a) .......     1,800            99,900
                                                        -----------
                                                            840,753
                                                        -----------
Total Foreign Stocks
(Identified cost $1,122,678)........................      1,195,089
------------------------------------------------------  -----------


                                            Number
                                          of Shares
                                         or Principal
                                            Amount          Value
Repurchase Agreement -- 3.98%
----------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 3.45% due 07/02/01,
  Maturity Value $715,206
  Collateral: GNMA $745,000,
  7.375% due 01/20/25
  Value $734,058....................... $715,000        $   715,000
                                                        -----------
Total Repurchase Agreement
(Identified cost $715,000)...........................       715,000
----------------------------------------------------------------------

Total Investments
(Identified cost $16,306,940)........................   $17,790,595
Other Assets Less Liabilities -- 0.93% ..............       167,349
                                                        -----------
Net Assets -- 100% ..................................   $17,957,944
----------------------------------------------------------------------


(a)   Non-income producing security.
(ADR) American Depository Receipt.


See notes to financial statements.




                                   [GRAPHIC]
                            www.enterprisefunds.com


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                  Enterprise Global Socially Responsive Fund
                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------



Rockefeller & Company
New York, New York


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


Rockefeller & Company, Inc. ("Rockefeller"), which has approximately $4.1 billion in assets under management, became subadviser to the Fund on September 29, 2000. Rockefeller's normal investment minimum is $10 million.


Investment Objective


The objective of the Global Socially Responsive Fund is total return.


Investment Strategies


The Global Socially Responsive Fund invests primarily in equity securities of companies that the subadviser believes are socially responsible and which are located in countries that are included in the MSCI World Index, including the U.S., Canada and Australia, and certain developed markets located in Europe and the Far East. The term "responsive" is used to distinguish between absolute and relative standards of corporate social responsibility. The subadviser believes that no company is perfect on any of the relevant social criteria, but looks for companies that demonstrate a commitment to progress. To find companies that are socially responsive, the subadviser actively looks for companies that are demonstrating leadership in one or more of the following areas: human rights, public health, governance, products, services and marketing, workplace environment, environmental stewardship and community. These companies also may show a commitment to improving the quality of communication to shareholders and stakeholders and to developing solution-oriented policies and practices. Like other socially responsible investment vehicles, the Fund does not invest in industries such as tobacco and gambling, weapons or nuclear power, or invest in companies that are known to violate human rights.


The subadviser believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the Fund seeks to invest in companies that the subadviser believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies. The subadviser seeks companies that combine these social criteria with an investment management criteria of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In selecting equity securities, the subadviser uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The Fund seeks to own growth and/or value stocks depending on their relative attractiveness.


First Half 2001 Performance Review


The first half of 2001 saw the continuation of the difficult market conditions of 2000. The second quarter managed a positive performance with the MSCI World Index finishing up 2.47 percent. The markets were strong in January and again in April when the index rose 7.23 percent, but they slipped later in the spring and closed the first half of 2001 on a down note. The Enterprise Globally Responsive Fund continued to perform relatively well in this environment, closing down 2.77 percent, and outperforming the benchmark, which was down 10.5 percent.


Capacity-building in the technology and telecommunication sector had been more extensive than had been assumed in the past, and many companies in the sector had taken on more liabilities in the form of debt or vendor financing than had initially been apparent. Financing dried up, so in spite of Fed easing, liquidity was poor. The environment turned from one in which both the economy and the stock market reached extraordinary heights, to one in which lower demand, heavy debt burdens, high energy prices and wages all contributed to declining profits in many sectors. There were some bright spots in the economy relative to housing, the strength of the energy sector, and comparatively



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------

low levels of unemployment, in spite of massive lay offs. Inflation remained low with a government strong enough to still have a number of policy options available. Over the past decade companies have become more efficient and able to respond more rapidly to changes and adjust production levels to demand.


During the first half of the year Rockefeller kept the Fund broadly diversified, adding to the Fund's consumer exposure in the first quarter and financials in the second. The Fund's new positions were mainly in Europe where Rockefeller found companies with good balance sheets, good cash flows and strong market positions. Rockefeller sold the Fund's position in paper and forest products and made additional sales in technology in order to take advantage of the April run-up. Health care and information technology were the Fund's worst performers during the period, while the Fund had solid gains in a broad range of sectors, with industrials and materials being the strongest. Among our worst performing stocks were Merck, Texas Instruments, and Convergys. Stocks contributing positively to performance included Tiffany, Delphi, AOL Time Warner, AT&T, and FKI plc, a U.K. industrial company.


Future Investment Strategy


Rockefeller continues to expect corporate profits to remain poor for the rest of the year. The technology and telecom sectors are in recession, Europe is experiencing a slowdown, but the U.S. consumer remains relatively robust. The macro signals are mixed, but the underlying fundamentals continue to be strong. The central banks are being accommodative and inflation is under control. Rockefeller will continue to search for and are finding individual stocks with strong long-term fundamentals that sell at attractive valuations and therefore remains cautiously optimistic for the rest of the year.


As with all international funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.




                                   [GRAPHIC]
                            www.enterprisefunds.com


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                  Enterprise Global Socially Responsive Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
Domestic Common Stocks -- 44.05%
----------------------------------------------------------------------
Airlines -- 2.46%
----------------------------------------------------------------------
Continental Airlines Inc. (a) ............ 1,550          $   76,338
Automotive -- 2.31%
----------------------------------------------------------------------
Delphi Automotive Systems Corporation .... 4,500              71,685
Banking -- 3.37%
----------------------------------------------------------------------
J. P. Morgan Chase & Company ............. 1,200              53,520
Wells Fargo & Company .................... 1,100              51,073
                                                          ----------
                                                             104,593
Computer Hardware -- 3.03%
----------------------------------------------------------------------
EMC Corporation (a) ......................   900              26,145
International Business Machines
  Corporation ............................   600              67,800
                                                          ----------
                                                              93,945
Computer Services -- 1.85%
----------------------------------------------------------------------
Convergys Corporation (a) ................ 1,900              57,475
Consumer Products -- 1.44%
----------------------------------------------------------------------
Kimberly-Clark Corporation ...............   800              44,720
Electronics -- 1.18%
----------------------------------------------------------------------
AstroPower Inc. (a) ......................   700              36,498
Energy -- 0.97%
----------------------------------------------------------------------
AES Corporation (a) ......................   700              30,135
Entertainment & Leisure -- 2.05%
----------------------------------------------------------------------
Walt Disney Company ...................... 2,200              63,558
Food, Beverages & Tobacco -- 1.39%
----------------------------------------------------------------------
Hershey Foods Corporation ................   700              43,197
Manufacturing -- 4.10%
----------------------------------------------------------------------
Leggett & Platt Inc. ..................... 3,000              66,090
Pall Corporation ......................... 2,600              61,178
                                                          ----------
                                                             127,268
Media -- 2.05%
----------------------------------------------------------------------
AOL Time Warner Inc. (a) ................. 1,200              63,600
Medical Services -- 1.22%
----------------------------------------------------------------------
Wellpoint Health Networks Inc. (a) .......   400              37,696
Metals & Mining -- 2.16%
----------------------------------------------------------------------
Alcoa Inc. ............................... 1,700              66,980
Pharmaceuticals -- 1.86%
----------------------------------------------------------------------
Merck & Company Inc. .....................   900              57,519
Retail -- 3.62%
----------------------------------------------------------------------
Dollar General Corporation ............... 2,600              50,700
Tiffany & Company ........................ 1,700              61,574
                                                          ----------
                                                             112,274
Semiconductors -- 2.04%
----------------------------------------------------------------------
Applied Materials Inc. (a) ...............   900              44,190


                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
Texas Instruments Inc. ...................   600          $   18,900
                                                          ----------
                                                              63,090
Telecommunications -- 4.94%
----------------------------------------------------------------------
AT&T Corporation ......................... 2,750              60,500
General Motors Corporation Class H
  (Hughes Electronics Corporation
  Tracking Stock) (a) .................... 2,000              40,500
SBC Communications Inc. .................. 1,300              52,078
                                                          ----------
                                                             153,078
Utilities -- 0.57%
----------------------------------------------------------------------
Capstone Turbine Corporation (a) .........   800              17,672
Wireless Communications -- 1.44%
----------------------------------------------------------------------
Motorola Inc. ............................ 2,700              44,712
                                                          ----------
Total Domestic Common Stocks
(Identified cost $1,338,277)..........................     1,366,033
----------------------------------------------------------------------

Foreign Stocks -- 41.12%
----------------------------------------------------------------------
Banking -- 4.44%
----------------------------------------------------------------------
Belgium -- 1.53%
----------------------------------------------------------------------
Dexia .................................... 3,000              47,339
Netherlands -- 1.51%
----------------------------------------------------------------------
ABN Amro Holdings ........................ 2,500              47,012
United Kingdom -- 1.40%
----------------------------------------------------------------------
HSBC Holdings ............................ 3,686              43,483
                                                          ----------
                                                             137,834
Chemicals -- 2.32%
----------------------------------------------------------------------
Netherlands -- 2.32%
----------------------------------------------------------------------
Akzo Nobel ............................... 1,700              72,033
Consumer Durables -- 1.96%
----------------------------------------------------------------------
United Kingdom -- 1.96%
----------------------------------------------------------------------
Reckitt Benckiser ........................ 4,200              60,627
Consumer Products -- 1.82%
----------------------------------------------------------------------
Japan -- 1.82%
----------------------------------------------------------------------
Shiseido Company Ltd. .................... 6,000              56,291
Crude & Petroleum -- 1.50%
----------------------------------------------------------------------
United States -- 1.50%
----------------------------------------------------------------------
Royal Dutch Petroleum Company (ADR)          800              46,616
Electrical Equipment -- 1.91%
----------------------------------------------------------------------
Japan -- 1.91%
----------------------------------------------------------------------
Sony Corporation .........................   900              59,177

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------

                                            Number
                                          of Shares
                                         or Principal
                                            Amount        Value
Electronics -- 2.62%
-------------------------------------------------------------------
France -- 0.01%
-------------------------------------------------------------------
Alcatel Optronics (ADR) (a) ...........        43      $      494
Japan -- 2.61%
-------------------------------------------------------------------
Canon Inc. ............................     2,000          80,828
                                                       ----------
                                                           81,322
Energy -- 2.21%
-------------------------------------------------------------------
United Kingdom -- 2.21%
-------------------------------------------------------------------
Scottish Power ........................     9,300          68,498
Food, Beverages & Tobacco -- 8.72%
-------------------------------------------------------------------
Japan -- 1.83%
-------------------------------------------------------------------
ITO EN Ltd. ...........................       900          56,868
Netherlands -- 2.02%
-------------------------------------------------------------------
Koninklijke Ahold .....................     2,000          62,711
United Kingdom -- 4.87%
-------------------------------------------------------------------
Cadbury Schweppes .....................    12,100          81,709
Unilever ..............................     8,200          69,173
                                                       ----------
                                                          270,461
Insurance -- 3.12%
-------------------------------------------------------------------
Finland -- 2.20%
-------------------------------------------------------------------
Sampo (Class A) .......................     8,000          68,135
France -- 0.92%
-------------------------------------------------------------------
AXA ...................................     1,000          28,517
                                                       ----------
                                                           96,652
Machinery -- 2.55%
-------------------------------------------------------------------
United Kingdom -- 2.55%
-------------------------------------------------------------------
FKI ...................................    20,000          79,146
Manufacturing -- 1.10%
-------------------------------------------------------------------
United Kingdom -- 1.10%
-------------------------------------------------------------------
Invensys ..............................    18,000          34,222
Oil Services -- 1.20%
-------------------------------------------------------------------
United Kingdom -- 1.20%
-------------------------------------------------------------------
BP Amoco ..............................     4,500          37,042
Pharmaceuticals -- 0.82%
-------------------------------------------------------------------
Switzerland -- 0.82%
-------------------------------------------------------------------
Novartis ..............................       700          25,347


                                            Number
                                          of Shares
                                         or Principal
                                            Amount        Value
Retail -- 2.13%
-------------------------------------------------------------------
Japan -- 2.13%
-------------------------------------------------------------------
Jusco Company Ltd. ....................     3,000      $   66,153
Semiconductors -- 0.78%
-------------------------------------------------------------------
France -- 0.78%
-------------------------------------------------------------------
STMicroelectronics ....................       700          24,322
Telecommunications -- 1.92%
-------------------------------------------------------------------
France -- 0.33%
-------------------------------------------------------------------
Alcatel (ADR) .........................       500          10,370
Japan -- 1.18%
-------------------------------------------------------------------
NTT Corporation .......................         7          36,484
Spain -- 0.41%
-------------------------------------------------------------------
Telefonica (a) ........................     1,020          12,586
                                                       ----------
                                                           59,440
                                                       ----------
Total Foreign Stocks
(Identified cost $1,365,090).........................   1,275,183
----------------------------------------------------- -------------
Repurchase Agreement -- 14.28%
-------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 3.45% due 07/02/01,
  Maturity Value $443,127 Collateral:
  GNMA $465,000, 7.375% due
  01/20/25 Value $458,170.............. $443,000          443,000
                                                       ----------
Total Repurchase Agreement
(Identified cost $443,000)...........................     443,000
-------------------------------------------------------------------

Total Investments
(Identified cost $3,146,367).........................  $3,084,216
Other Assets Less Liabilities -- 0.55% ..............      17,187
                                                       ----------
Net Assets -- 100% ..................................  $3,101,403
-------------------------------------------------------------------


(a)   Non-income producing security.
(ADR) American Depository Receipt.


See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                    Enterprise International Internet Fund
                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------


Fred Alger Management, Inc.
New York, New York


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


Fred Alger Management, Inc. ("Alger"), which has approximately $15.7 billion in assets under management, became the subadviser to the Fund on June 30, 2000, the Fund's inception date. Alger's normal investment minimum is $5 million.


Investment Objective


The investment objective of the Enterprise International Internet Fund is to seek long-term capital appreciation.


Investment Strategies


The Fund pursues its goal by investing primarily in foreign companies engaged in Internet or intranet related businesses. Under normal market conditions, the Fund will invest at least 65 percent of its total assets in equity securities of foreign companies that are engaged in the research, design, development, and manufacturing of products, processes or services or engaged to a significant extent in the business of distributing such products, processes or services for use with the Internet or intranet related businesses and other "high tech" related industries. The Fund will invest in foreign equity securities and American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign shares. The Internet is a worldwide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web (the "Web"), which is a means of graphically interfacing with the Internet, is a hypertext based publishing medium containing text, graphics, interactive feedback mechanisms and links within Web documents and to other Web documents. The intranet is the application of Web tools and concepts to a company's internal documents and databases. Other "high-tech" companies may include firms in the computer, communications, video, electronics, office and factory automation and robotics sectors.


There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance. The Fund may also purchase and sell options and forward currency exchange contracts.


The subadviser selects Fund securities by evaluating a company's positioning or business model as well as its ability to grow and expand its activities via the Internet or achieve a greater competitive advantage in cost/profitability and brand image leveraging via the use of the Internet. The subadviser also considers a company's fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the subadviser looks at the amount of capital a company currently expends on research and development. The subadviser believes that dollars invested in research and development today frequently have a significant bearing on future growth.


First Half 2001 Performance Review


The 2000 calendar year ended on a sour note following the U.S. Federal Reserve's ("Fed") December 19th decision not to cut interest rates despite a rapidly slowing economy. Fortunately, January 2001 brought some positive news for equity markets. On January 3rd, the Fed slashed interest rates by 0.50 percent in an unprecedented emergency move aimed at stimulating the rapidly slowing economy. Shortly thereafter, President Bush's new administration immediately began to press for a $1.6 trillion tax cut, also aimed at the slowing economy. Finally, the Fed proceeded to cut interest rates by an additional 0.50 percent on January 31st after its regular meeting. Most stocks acted positively to these events and moved in a positive direction during January, with the Nasdaq leading the rally.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------

Unfortunately, the remainder of the first quarter proved to be a disaster for equity markets. Throughout February and March, an ongoing series of earnings disappointments and weak economic reports created renewed pessimism amongst investors, causing share prices to collapse to new lows. During March, the Nasdaq broke through the 2,000 level and the Dow Jones broke through the 10,000 level, with both benchmarks on their way to two-year lows. While technology stocks and growth stocks did lead the market downward, the eventual breakdown of non-technology stocks and value stocks provided evidence of a full-fledged market capitulation. When the Fed cut interest rates by another 0.50 percent after its March 20th meeting, the third such cut in a three-month time span, the market failed to respond in a positive fashion. The first quarter concluded with some investors in a panic, and other investors anticipating a rapidly approaching market bottom.


On April 4th, the Nasdaq bottomed at 1620, and then proceeded to bounce strongly off this low over the following two weeks. On April 18th, the Fed surprised investors with yet another intra-meeting 0.50 percent rate cut. The move proved to be a strong stimulus for the already recovering market. Equity indices finished the month of April strong, with the Nasdaq closing at 2116, an increase of more than 30 percent from its April 4th low.


The market failed to maintain its positive direction during May despite another
0.50 percent Fed rate cut on May 15th, as persistent profit warnings and weak economic data created continued apprehensiveness on the part of many investors. The Nasdaq appreciated in the days following the rate cut, but gave back its new gains by the end of the month. Equity markets continued to tread water during June, drifting mostly lower, but staying well above their previous lows. Equities rallied slightly at the end of the month in response to the June 27th Fed meeting, which resulted in a 0.25 percent rate cut. This brought the cumulative number of rate cuts thus far in 2001 to six, aggregating 2.75 percent. Nonetheless, the first half concluded with no significant upward momentum for either the economy or the stock market.


The first half of 2001 was not kind to the Enterprise International Internet Fund. The Fund's aggressive style and inherent technology focus made it susceptible to the weak performance of the market, impairing returns during a period in which value strongly outperformed growth and foreign stocks and technology stocks were poor performers.


Future Investment Strategy


Currently, Alger believes that there is some evidence that the economy is starting to improve. Consumer spending remains adequate, if not robust. Housing is strong. Nevertheless, it is true that corporate profits are being tremendously squeezed. However, history tells Alger that the market is always considerably higher twelve months after the Fed begins a series of rate cuts. It should be remembered that the rate cuts began on January 3rd and therefore Alger says that there are six months to go. The economy is said to begin to rebound six to nine months after the Fed begins cutting rates. Consequently, Alger believes the economy should begin to see the earliest signs of this in the third quarter. Investors should not be discouraged that there has been no activity yet.


Alger's reliance on comprehensive, in-house fundamental research will ensure the Fund remains stocked with what Alger views as the most appealing growth investments within the technology sector.


The Fund is not likely to invest significantly in smaller second and third-world countries. While Alger is not entirely closed to looking at smaller markets, they believe that the better, more significant investment opportunities tend to exist in the more advanced countries. Additionally, the Fund is also not likely to hedge against currency fluctuations in the near future. Currency hedging can be expensive, and it tends to eat away at long-term returns.


The Enterprise International Internet Fund is a sector fund that concentrates its equities in a specific industry, typically possessing higher risks associated with a less diversified portfolio. In addition, some
Internet-related stocks have shown extreme volatility; trading in a broad range of share prices daily and international investments include the risk of currency fluctuations, foreign taxation, differences in accounting standards, and political or economic instability.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions. In addition, forecasts of performance of the various market indices and economic indicators do not imply the future performance of any Enterprise Fund.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                    Enterprise International Internet Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------

                                             Number
                                           of Shares
                                          or Principal
                                             Amount        Value
Domestic Common Stocks -- 27.47%
--------------------------------------------------------------------
Communications -- 2.17%
--------------------------------------------------------------------
ONI Systems Corporation (a) ............     9,800      $  273,420
Computer Hardware -- 7.47%
--------------------------------------------------------------------
Cisco Systems Inc. (a) .................   29,000          527,800
EMC Corporation (a) ....................   14,200          412,510
                                                        ----------
                                                           940,310
Computer Services -- 3.51%
--------------------------------------------------------------------
Fiserv Inc. (a) ........................    3,500          223,930
GoTo.com Inc. (a) ......................   11,200          217,840
                                                        ----------
                                                           441,770
Computer Software -- 5.18%
--------------------------------------------------------------------
BMC Software Inc. (a) ..................   13,500          304,290
Openwave Systems Inc. (a) ..............   10,018          347,624
                                                        ----------
                                                           651,914
Consumer Services -- 1.53%
--------------------------------------------------------------------
First Data Corporation .................    3,000          192,750
Electronics -- 0.54%
--------------------------------------------------------------------
Sanmina Corporation (a) ................    2,900           67,889
Fiber Optics -- 0.60%
--------------------------------------------------------------------
JDS Uniphase Corporation (a) ...........    6,000           75,000
Real Estate -- 2.11%
--------------------------------------------------------------------
HomeStore.com Inc. (a) .................    7,600          265,696
Retail -- 4.36%
--------------------------------------------------------------------
eBay Inc. (a) ..........................    8,000          547,920
Total Domestic Common Stocks
(Identified cost $3,327,281)............                 3,456,669
-----------------------------------------               ----------
Foreign Stocks -- 68.32%
--------------------------------------------------------------------
Broadcasting -- 9.53%
--------------------------------------------------------------------
Australia -- 3.54%
--------------------------------------------------------------------
News Corporation Ltd. (ADR) ............   12,000          445,800
Mexico -- 5.99%
--------------------------------------------------------------------
Grupo Radio Centro (ADR) ...............   16,000          116,000
Grupo Televisa (ADR) (a) ...............   15,950          638,160
                                                        ----------
                                                         1,199,960
Cable -- 1.80%
--------------------------------------------------------------------
Canada -- 1.80%
--------------------------------------------------------------------
Rogers Communications Inc. (a) .........   15,000          227,250
Computer Services -- 4.89%
--------------------------------------------------------------------
Hong Kong -- 2.45%
--------------------------------------------------------------------
Digital China Holdings Ltd. (a) ........   50,600           26,436
Legend Holdings Ltd. ................... 506,000           282,199


                                             Number
                                           of Shares
                                          or Principal
                                             Amount        Value
Israel -- 1.35%
--------------------------------------------------------------------
Ceragon Networks Ltd. (a) ..............  54,550        $  169,105
Japan -- 1.09%
--------------------------------------------------------------------
Yahoo! Japan Corporation (a) ...........       4           137,279
                                                        ----------
                                                           615,019
Computer Software -- 6.94%
--------------------------------------------------------------------
Canada -- 1.95%
--------------------------------------------------------------------
Research In Motion Ltd. (a) ............   7,600           245,100
Israel -- 4.26%
--------------------------------------------------------------------
Check Point Software Technologies
  Ltd. (a) .............................  10,600           536,042
Japan -- 0.73%
--------------------------------------------------------------------
Softbank Corporation ...................   2,800            91,829
                                                        ----------
                                                           872,971
Electronics -- 3.14%
--------------------------------------------------------------------
Japan -- 3.14%
--------------------------------------------------------------------
Sony Corporation (ADR) .................   6,000           394,800
Manufacturing -- 3.90%
--------------------------------------------------------------------
Bermuda -- 3.90%
--------------------------------------------------------------------
Tyco International Ltd. ................   9,000           490,500
Semiconductors -- 8.82%
--------------------------------------------------------------------
Netherlands -- 8.82%
--------------------------------------------------------------------
ASM Lithography Holding (a) ............  27,000           600,750
STMicroelectronics .....................  15,000           510,000
                                                        ----------
                                                         1,110,750
Telecommunications -- 9.38%
--------------------------------------------------------------------
Australia -- 1.21%
--------------------------------------------------------------------
Telstra Ltd. (ADR) .....................  11,000           152,790
Germany -- 2.16%
--------------------------------------------------------------------
ADVA Optical Networking (a) ............  13,100            58,283
Crosswave Communications Inc. (ADR).....  95,000           213,750
Israel -- 1.33%
--------------------------------------------------------------------
AudioCodes Ltd. (a) ....................  23,600           166,852
Netherlands -- 0.40%
--------------------------------------------------------------------
United Pan-Europe Communications
  (ADR) (a) ............................  20,000            50,400
United Kingdom -- 4.28%
--------------------------------------------------------------------
Amdocs Ltd. (a) ........................  10,000           538,500
                                                        ----------
                                                         1,180,575
Wireless Communications -- 19.92%
--------------------------------------------------------------------
Finland -- 4.05%
--------------------------------------------------------------------
Nokia Corporation (Class A) (ADR) ......  23,100           509,124

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount          Value
Hong Kong -- 5.96%
-------------------------------------------------------------------------
China Mobile Hong Kong Ltd. (ADR)(a)        28,000         $   750,120
Japan -- 4.84%
-------------------------------------------------------------------------
NTT DoCoMo Inc. .........................       35             609,013
Korea -- 1.34%
-------------------------------------------------------------------------
SK Telecom Ltd. (ADR) ...................   10,000             169,000
United Kingdom -- 3.73%
-------------------------------------------------------------------------
Vodafone Group (ADR) ....................   21,000             469,350
                                                           -----------
                                                             2,506,607
                                                           -----------
Total Foreign Stocks
(Identified cost $14,334,820)..........................      8,598,432
---------------------------------------------------------  -----------
U. S. Government Obligations -- 2.38%
-------------------------------------------------------------------------
Federal Home Loan Bank Consolidated
  Discount Note, 3.78% due 07/11/01 ..... $100,000              99,895
Federal Home Loan Bank Consolidated
  Discount Note, 3.82% due 07/11/01 .....  200,000             199,788
                                                           -----------
Total U. S. Government Obligations
(Identified cost $299,683).............................        299,683
---------------------------------------------------------  -----------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount          Value
Repurchase Agreement -- 3.15%
-------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 3.45% due 07/02/01
  Maturity Value $397,114
  Collateral: GNMA $415,000,
  7.00% due 03/15/27, Value $409,121      $397,000         $   397,000
                                                           -----------
Total Repurchase Agreement
(Identified cost $397,000)...............................      397,000
--------------------------------------------------------- ---------------
Total Investments
(Identified cost $18,358,784)............................  $12,751,784
Other Assets Less Liabilities -- (1.32)% ................     (165,757)
                                                           -----------
Net Assets -- 100% ......................................  $12,586,027
-------------------------------------------------------------------------


(a)   Non-income producing security.
(ADR) American Depository Receipt.


See notes to financial statements.




                                   [GRAPHIC]
                            www.enterprisefunds.com


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                           Enterprise Internet Fund
                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------



Fred Alger Management, Inc.
New York, New York


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


Fred Alger Management, Inc. ("Alger"), which has approximately $15.7 billion in assets under management, became the subadviser to the Fund on July 1, 1999. Alger's normal investment minimum is $5 million.


Investment Objective


The investment objective of the Enterprise Internet Fund is to seek long-term capital appreciation.


Investment Strategies


Under normal conditions, the Internet Fund will invest at least 65 percent of its assets in the equity securities of companies in the Internet, Intranet and "high tech" sectors. In choosing which companies' stock the Fund should purchase, the subadviser invests in those companies listed on a U.S. securities exchange or Nasdaq which are engaged in the research, design, development or manufacturing, or engaged to a significant extent in the business of distributing products, processes or services for use with Internet or Intranet related businesses. The Fund may also invest in other "high tech" companies. The Internet is a worldwide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web (the "Web"), which is a means of graphically interfacing with the Internet, is a hypertext based publishing medium containing text, graphics, interactive feedback mechanisms and links within Web documents and to other Web documents. An intranet is the application of Web tools and concepts to a company's internal documents and databases. Other "high tech" companies may include firms in the computer, communication, video, electronic, office and factory automation and robotic sectors.


First Half 2001 Performance Review


The 2000 calendar year ended on a sour note following the U.S. Federal Reserve's ("Fed") December 19th decision not to cut interest rates despite a rapidly slowing economy. Fortunately, January 2001 brought some positive news for equity markets. On January 3rd, the Fed slashed interest rates by 0.50 percent in an unprecedented emergency move aimed at stimulating the rapidly slowing economy. Shortly thereafter, President Bush's new administration immediately began to press for a $1.6 trillion tax cut, also aimed at the slowing economy. Finally, the Fed proceeded to cut interest rates by an additional 0.50 percent on January 31st after its regular meeting. Most stocks acted positively to these events and moved in a positive direction during January, with the Nasdaq leading the rally.


Unfortunately, the remainder of the first quarter proved to be a disaster for equity markets. Throughout February and March, an ongoing series of earnings disappointments and weak economic reports created renewed pessimism amongst investors, causing share prices to collapse to new lows. During March, the Nasdaq broke through the 2,000 level and the Dow Jones broke through the 10,000 level, with both benchmarks on their way to two-year lows. While technology stocks and growth stocks did lead the market downward, the eventual breakdown of non-technology stocks and value stocks provided evidence of a full-fledged market capitulation. When the Fed cut interest rates by another 0.50 percent after its March 20th meeting, the third such cut in a three-month time span, the market failed to respond in a positive fashion. The first quarter concluded with some investors in a panic, and other investors anticipating a rapidly approaching market bottom.


On April 4th, the Nasdaq bottomed at 1620, and then proceeded to bounce strongly off this low over the following two weeks. On April 18th, the Fed surprised investors with yet another intra-meeting 0.50 percent rate cut. The move proved to be a strong stimulus for the already recovering market. Equity indices finished the month of April strong, with the Nasdaq closing at 2116, an increase of more than 30 percent from its April 4th low.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------

The market failed to maintain its positive direction during May despite another
0.50 percent Fed rate cut on May 15th, as persistent profit warnings and weak economic data created continued apprehensiveness on the part of many investors. The Nasdaq appreciated in the days following the rate cut, but gave back its new gains by the end of the month. Equity markets continued to tread water during June, drifting mostly lower, but staying well above their previous lows. Equities rallied slightly at the end of the month in response to the June 27th Fed meeting, which resulted in a 0.25 percent rate cut. This brought the cumulative number of rate cuts thus far in 2001 to six, aggregating 2.75 percent. Nonetheless, the first half concluded with no significant upward momentum for either the economy or the stock market.


The Fund's aggressive style and inherent technology focus made it susceptible to the weak performance of the market, impairing returns during a period in which value strongly outperformed growth and technology stocks were poor performers. Fortunately, strong security selection prevented the Fund from experiencing losses as dramatic as those experienced by many of its technology fund peers.


Future Investment Strategy


Currently, Alger believes that there is some evidence that the economy is starting to improve. Consumer spending remains adequate, if not robust. Housing is strong. Nevertheless, it is true that corporate profits are being tremendously squeezed. However, history tells Alger that the market is always considerably higher twelve months after the Fed begins a series of rate cuts. It should be remembered that the rate cuts began on January 3rd and therefore Alger says that there are six months to go. The economy is said to begin to rebound six to nine months after the Fed begins cutting rates. Consequently, Alger believes the economy should begin to see the earliest signs of this in the third quarter. Investors should not be discouraged that there has been no activity yet.


Alger's reliance on comprehensive, in-house fundamental research will ensure the Fund remains stocked with what Alger views as the most appealing growth investments within the technology sector.


The Fund is a sector fund that focuses on equities in a specific industry and therefore concentrates its investments in fewer stocks within the industry than a typical common stock fund would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified. In addition, some Internet-related stocks have shown extreme volatility, trading in a broad range of share prices daily.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions. In addition, forecasts of performance of the various market indices and economic indicators do not imply the future performance of any Enterprise Fund.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                           Enterprise Internet Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------

                                            Number
                                          of Shares
                                         or Principal
                                            Amount           Value
Domestic Common Stocks -- 86.03%
-----------------------------------------------------------------------
Advertising -- 1.92%
-----------------------------------------------------------------------
TMP Worldwide Inc. (a) ................      60,000      $  3,600,000
Cable -- 5.57%
-----------------------------------------------------------------------
Charter Communications Inc. (a) .......     155,300         3,626,255
Comcast Corporation (a) ...............     157,700         6,844,180
                                                         ------------
                                                           10,470,435
Communications -- 3.30%
-----------------------------------------------------------------------
ONI Systems Corporation (a) (a) .......     125,000         3,487,500
Redback Networks, Inc. (a) ............     303,250         2,704,990
                                                         ------------
                                                            6,192,490
Computer Hardware -- 7.99%
-----------------------------------------------------------------------
Cisco Systems Inc. (a) ................     366,000         6,661,200
EMC Corporation (a) ...................     219,500         6,376,475
Gateway Inc. (a) ......................     120,000         1,974,000
                                                         ------------
                                                           15,011,675
Computer Services -- 20.93%
-----------------------------------------------------------------------
Bisys Group Inc. (a) ..................      40,000         2,360,000
eFunds Corporation (a) ................     180,000         3,348,000
Fiserv Inc. (a) .......................      50,000         3,199,000
GoTo.com Inc. (a) (a) .................     167,600         3,259,820
Inktomi Corporation (a) ...............     525,000         5,034,750
Internet Security Systems Inc. (a) ....      50,000         2,428,000
Sun Microsystems Inc. (a) .............     365,000         5,737,800
Synopsys Inc. (a) .....................     102,300         4,950,297
VeriSign Inc. (a) .....................     150,000         9,001,500
                                                         ------------
                                                           39,319,167
Computer Software -- 16.54%
-----------------------------------------------------------------------
Adobe Systems Inc. ....................      97,000         4,559,000
Agile Software Corporation (a) ........     109,000         1,853,000
BMC Software Inc. (a) .................     208,000         4,688,320
Exodus Communications Inc. (a) ........     287,000           591,220
MatrixOne Inc. (a) ....................     109,000         2,527,710
Microsoft Corporation (a) .............     125,000         9,125,000
Openwave Systems Inc. (a) (a) .........     145,700         5,055,790
RealNetworks Inc. (a) .................     228,000         2,679,000
                                                         ------------
                                                           31,079,040
Consumer Services -- 2.22%
-----------------------------------------------------------------------
First Data Corporation ................      65,000         4,176,250
Electronics -- 1.28%
-----------------------------------------------------------------------
Sanmina Corporation (a) ...............     103,000         2,411,230
Media -- 4.62%
-----------------------------------------------------------------------
AOL Time Warner Inc. (a) ..............     163,600         8,670,800


                                            Number
                                          of Shares
                                         or Principal
                                            Amount           Value
Real Estate -- 2.89%
-----------------------------------------------------------------------
HomeStore.com Inc. (a) (a) ............     155,200      $  5,425,792
Retail -- 8.73%
-----------------------------------------------------------------------
eBay Inc. (a) .........................     160,000        10,958,400
FreeMarkets Inc. (a) ..................     272,500         5,450,000
                                                         ------------
                                                           16,408,400
Semiconductors -- 5.80%
-----------------------------------------------------------------------
Advanced Micro Devices Inc. (a) .......     170,300         4,918,264
Analog Devices Inc. (a) ...............      23,450         1,014,213
Dupont Photomasks Inc. (a) ............      80,000         3,860,000
Simplex Solutions Inc. (a) ............      46,900         1,111,530
                                                         ------------
                                                           10,904,007
Technology -- 4.24%
-----------------------------------------------------------------------
Microchip Technology Inc. (a) .........     200,000         6,686,000
Network Appliance Inc. (a) ............      93,000         1,274,100
                                                         ------------
                                                            7,960,100
                                                         ------------
Total Domestic Common Stocks
(Identified cost $159,400,788).......................     161,629,386
------------------------------------------------------- ---------------
Foreign Stocks -- 11.53%
-----------------------------------------------------------------------
Manufacturing -- 4.50%
-----------------------------------------------------------------------
Tyco International Ltd. ...............     155,140         8,455,130
Telecommunications -- 3.58%
-----------------------------------------------------------------------
Amdocs Ltd. (a) .......................     125,000         6,731,250
Wireless Communications -- 3.45%
-----------------------------------------------------------------------
Nokia Corporation (Class A) (ADR) .....     294,200         6,484,168
                                                         ------------
Total Foreign Stocks
(Identified cost $22,099,343)........................      21,670,548
-----------------------------------------------------------------------

U. S. Government Agency Obligations -- 3.72%
-----------------------------------------------------------------------
Fannie Mae Discount
  Note 3.54% due 07/25/01 ............. $1,000,000            997,640
Federal Home Loan Bank Discount
  Note 3.87% due 07/05/01 .............  2,000,000          1,999,140
Federal Home Loan Bank Discount
  Note 3.54% due 07/25/01 .............  1,000,000            997,640
Federal Home Loan Bank Discount
  Note 3.65% due 07/25/01 .............  3,000,000          2,992,700
                                                         ------------
Total U. S. Government
Agency Obligations
(Identified cost $6,987,120).........................       6,987,120
-----------------------------------------------------------------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------


                                               Number
                                              of Shares
                                            or Principal
                                               Amount            Value
Repurchase Agreement -- 0.47%
----------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 3.45% due 07/02/01,
  Maturity Value $886,255
  Collateral: GNMA $925,000,
  7.375% due 01/20/25, Value
  $911,414 ............................... $886,000          $    886,000
                                                             ------------
Total Repurchase Agreement
(Identified cost $886,000)...............................         886,000
-----------------------------------------------------------  ------------


                                               Number
                                              of Shares
                                            or Principal
                                               Amount            Value
Total Investments
(Identified cost $189,373,251)...........................    $191,173,054
Other Assets Less Liabilities -- (1.75)% ................      (3,290,998)
                                                             ------------
Net Assets -- 100% ......................................    $187,882,056
-----------------------------------------------------------  ------------

(a)   Non-income producing security.
(ADR) American Depository Receipt.


See notes to financial statements.




                                   [GRAPHIC]
                            www.enterprisefunds.com


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                    Enterprise Mergers and Acquisitions Fund
                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------



Gabelli Asset Management Company
Rye, New York


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


Gabelli Asset Management Company ("Gabelli"), which manages approximately $25 billion for institutional clients and whose normal investment minimum is $1 million, became subadviser to the Fund on February 28, 2001.


Investment Objective


The objective of the Enterprise Mergers and Acquisitions Fund is to seek capital appreciation.


Investment Strategies


The subadviser will purchase shares of companies believed to be likely acquisition targets within 12 to 18 months. In addition, the subadviser will engage in classic risk arbitrage by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the subadviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company may also be purchased or shorted.


The subadviser may invest in small, mid and large capitalization stocks. The subadviser expects a high portfolio turnover rate of 150 percent or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.


First Half 2001 Performance Review


The first quarter saw an air pocket in merger activity due to the challenging equity environment. Much of the decline related to the drop in the value of "new economy" technology and telecommunications, which were a large part of the deal universe last year. The end of the first quarter saw a pick up in activity as announced deals were seen in a variety of industries, and this high level of volume followed through the second quarter.


A burst of merger and acquisition ("M & A") activity has fired up the stocks of natural gas and oil companies. Deals such as Shell's hostile offer to acquire Barrett Resources, which agreed to a friendly deal with Williams Resources; Conoco's proposed acquisition of Gulf Canada and Kerr McGee's buyout of HS Resources have been announced as these acquirers seek to expand their natural gas and oil reserves. The financial sector is also continuing its consolidation trend. Deals announced included Wachovia Bank getting a rival bid from SunTrust Bank after agreeing to be acquired by First Union. Deals have also been announced in the defense sector as well. Northrup Grumman made a hostile bid for Newport News Shipbuilding two weeks after the company agreed to be acquired by General Dynamics. The potential bidding war comes on the heels of Northrup Grumman's $80 per share, or $5.0 billion acquisition of Litton Industries.


Future Investment Strategy


Even though the Honeywell-GE deal blew up, Gabelli expects merger and acquisition activity to remain strong for several reasons. The major driver of M&A activity is globalization and the need for efficiency and economies of scale. The Financial Accounting Standards Board's decision to allow companies to use purchase accounting in merger


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------

transactions without amortizing goodwill is also a positive factor. Finally, the change in the administration and its impact on the major regulatory agencies creates a favorable environment.


There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions. In addition, forecasts of performance of the various market indices and economic indicators do not imply the future performance of any Enterprise Fund.







                                    [GRAPHIC]
                            www.enterprisefunds.com


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                    Enterprise Mergers & Acquisitions Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
Domestic Common Stocks -- 65.85%
----------------------------------------------------------------------
Advertising -- 0.40%
----------------------------------------------------------------------
Ackerley Group Inc. (a) .................. 10,000         $  112,100
Aerospace -- 0.49%
----------------------------------------------------------------------
Sequa Corporation (Class A) ..............  3,000            136,500
Automotive -- 1.98%
----------------------------------------------------------------------
BorgWarner Inc. ..........................  1,200             59,544
Modine Manufacturing Company .............  4,000            110,320
Navistar International Corporation (a) ... 10,000            281,300
Standard Motor Products Inc. .............  2,000             26,600
Superior Industries International Inc. ...  1,000             38,300
Tenneco Automotive Inc. (a) .............. 12,000             39,120
                                                          ----------
                                                             555,184
Banking -- 1.84%
----------------------------------------------------------------------
First Union Corporation ..................  2,500             87,350
Wachovia Corporation .....................  6,000            426,900
                                                          ----------
                                                             514,250
Broadcasting -- 5.06%
----------------------------------------------------------------------
BHC Communications Inc. (Class A) (a) ....  1,000            138,990
Cablevision Systems Corporation -
  Rainbow Media Group (a) ................  2,000             51,600
Chris-Craft Industries Inc. (a) ..........  6,000            428,400
Fisher Companies Inc. ....................  2,500            182,225
Granite Broadcasting Corporation (a) ..... 20,000             60,000
Gray Communications Systems Inc.
  (Class B) ..............................  6,500             98,150
Paxson Communications Corporation (a)      12,000            162,000
United Television Inc. ...................  1,000            126,000
Young Broadcasting Inc. (a) ..............  5,000            167,900
                                                          ----------
                                                           1,415,265
Building & Construction -- 3.53%
----------------------------------------------------------------------
Newport News Shipbuilding Inc. ........... 11,000            673,750
Rollins Inc. ............................. 10,000            199,100
Salem Communications Corporation
  (Class A) (a) ..........................  5,300            115,964
                                                          ----------
                                                             988,814
Cable -- 1.36%
----------------------------------------------------------------------
Cablevision Systems Corporation
  (Class A) (a) ..........................  6,500            380,250
Chemicals -- 1.74%
----------------------------------------------------------------------
Ferro Corporation ........................  3,800             82,878
Hercules Inc. (a) ........................ 15,000            169,500
MacDermid Inc. ........................... 13,000            234,000
                                                          ----------
                                                             486,378
Computer Services -- 0.19%
----------------------------------------------------------------------
NBC Internet Inc. (a) .................... 25,000             54,000
Computer Software -- 1.43%
----------------------------------------------------------------------
BNS Company (Class A) (a) ................ 20,000            126,000


                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
Sunquest Information Systems Inc. (a) ....  7,500         $  178,425
Unigraphics Solutions Inc. (a) ...........  3,000             95,250
                                                          ----------
                                                             399,675
Consumer Durables -- 0.42%
----------------------------------------------------------------------
Dana Corporation .........................  5,000            116,700
Consumer Products -- 0.20%
----------------------------------------------------------------------
The Dial Corporation .....................  4,000             57,000
Electrical Equipment -- 2.69%
----------------------------------------------------------------------
Baldor Electric Company ..................  4,000             85,480
DQE Inc. .................................  8,000            180,000
SL Industries Inc. (a) ................... 12,000            133,200
Thomas & Betts Corporation ............... 12,000            264,840
Thomas Industries Inc. ...................  3,000             88,500
                                                          ----------
                                                             752,020
Energy -- 3.16%
----------------------------------------------------------------------
Conectiv Inc. ............................ 20,000            432,000
Niagara Mohawk Holdings Inc. .............  3,000             53,070
Northeast Utilities ...................... 12,000            249,000
RGS Energy Group Inc. ....................  4,000            150,000
                                                          ----------
                                                             884,070
Entertainment & Leisure -- 0.96%
----------------------------------------------------------------------
Acme Communications Inc. (a) ............. 10,000             82,100
E.W. Scripps Company (Class A) ...........  2,700            186,300
                                                          ----------
                                                             268,400
Finance -- 0.83%
----------------------------------------------------------------------
BKF Capital Group Inc. ...................  7,000            232,400
Food, Beverages & Tobacco -- 4.46%
----------------------------------------------------------------------
Archer-Daniels-Midland Company ...........  2,000             26,000
Flowers Foods Inc. (a) ...................  5,400            169,290
IBP Inc. ................................. 10,000            252,500
Quaker Oats Company ......................  4,000            365,000
Ralston Purina Company ...................  9,000            270,180
Sensient Technologies Corporation ........  8,000            164,160
                                                          ----------
                                                           1,247,130
Health Care -- 2.64%
----------------------------------------------------------------------
Inverness Medical Technology Inc. (a) .... 20,000            740,000
Insurance -- 3.91%
----------------------------------------------------------------------
Argonaut Group Inc. ......................  6,000            120,600
Liberty Financial Companies Inc. ......... 30,000            973,500
                                                          ----------
                                                           1,094,100
Machinery -- 1.04%
----------------------------------------------------------------------
IDEX Corporation .........................  1,000             34,000
Tennant Company ..........................  3,000            120,000
Watts Industries Inc. (Class A) ..........  8,000            135,600
                                                          ----------
                                                             289,600
Manufacturing -- 1.04%
----------------------------------------------------------------------
Alltrista Corporation (a) ................  5,000             59,000
Barnes Group Inc. ........................  2,000             49,400


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------


                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount        Value
Energizer Holdings Inc. (a) ................       8,000    $   183,600
                                                            -----------
                                                                292,000
Medical Services -- 0.26%
-------------------------------------------------------------------------
CIRCOR International Inc. ..................       4,000         72,200
Metals & Mining -- 0.14%
-------------------------------------------------------------------------
WHX Corporation (a) ........................      20,000         38,400
Misc. Financial Services -- 0.55%
-------------------------------------------------------------------------
American Express Company ...................       4,000        155,200
Multi-Line Insurance -- 0.17%
-------------------------------------------------------------------------
American General Corporation ...............       1,000         46,450
Oil Services -- 5.00%
-------------------------------------------------------------------------
Barrett Resources Corporation (a) ..........       3,770        222,430
Chieftain International Inc. (a) ...........      20,800        597,792
H S Resources Inc. (a) .....................       6,000        388,800
RPC Inc. ...................................       6,000         85,200
SEMCO Energy Inc. ..........................       7,000        105,000
                                                            -----------
                                                              1,399,222
Paper Products -- 1.24%
-------------------------------------------------------------------------
Willamette Industries Inc. .................       7,000        346,500
Pharmaceuticals -- 2.07%
-------------------------------------------------------------------------
Carter-Wallace Inc. ........................      30,000        580,500
Printing & Publishing -- 3.85%
-------------------------------------------------------------------------
Harcourt General Inc. ......................       7,000        407,330
Journal Register Company (a) ...............       7,000        112,700
Lee Enterprises Inc. .......................       2,200         72,600
McClatchy Company (Class A) ................       3,000        117,300
Media General Inc. (Class A) ...............       4,000        184,000
Pulitzer Inc. ..............................       3,500        184,800
                                                            -----------
                                                              1,078,730
Publishing -- 2.25%
-------------------------------------------------------------------------
Houghton Mifflin Company ...................      10,500        629,265
Real Estate -- 2.98%
-------------------------------------------------------------------------
Franchise Finance Corporation of
  America ..................................      30,000        753,300
Griffin Land & Nurseries Inc. (a) ..........       5,000         79,800
                                                            -----------
                                                                833,100
Telecommunications -- 2.99%
-------------------------------------------------------------------------
AT&T Corporation ...........................      10,000        220,000
Broadwing Inc. .............................       1,000         24,450
Commonwealth Telephone Enterprises
  Inc. (a) .................................       4,000        169,000
Conestoga Enterprises Inc. .................       4,800        141,840
Rural Celluar Corporation (a) ..............       2,000         90,600
Sprint Corporation .........................       9,000        192,240
                                                            -----------
                                                                838,130
Transportation -- 0.64%
-------------------------------------------------------------------------
Ryder System Inc. ..........................       4,000         78,400


                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount        Value
Wisconsin Central Transportation
  Corporation (a) ..........................       6,000    $   100,380
                                                            -----------
                                                                178,780
Travel/Entertainment/Leisure -- 0.46%
-------------------------------------------------------------------------
Galileo International Inc. .................       4,000        130,000
Utilities -- 3.24%
-------------------------------------------------------------------------
Bangor Hydro-Electric Company ..............      10,000        265,800
CH Energy Group Inc. .......................       8,000        351,600
SJW Corporation ............................       2,700        230,850
Southwest Gas Corporation ..................       2,500         59,200
                                                            -----------
                                                                907,450
Wireless Communications -- 0.64%
-------------------------------------------------------------------------
Allen Telecom Inc. (a) .....................       5,000         75,000
Nextel Communications Inc. (Class A) (a)           6,000        105,000
                                                            -----------
                                                                180,000
                                                            -----------
Total Domestic Common Stocks
(Identified cost $18,060,723)............................    18,429,763
-------------------------------------------------------------------------

Foreign Stocks -- 2.16%
-------------------------------------------------------------------------
Aerospace -- 0.98%
-------------------------------------------------------------------------
Doncasters (ADR) (a) .......................      10,000        274,400
Cable -- 0.11%
-------------------------------------------------------------------------
Rogers Communications Inc. (a) .............       2,000         30,300
Oil Services -- 1.01%
-------------------------------------------------------------------------
Gulf Canada Resources Ltd. (a) .............      35,000        283,500
Wireless Communications -- 0.06%
-------------------------------------------------------------------------
Rogers Wireless Communications
  (Class B) (a) ............................       1,000         17,270
                                                            -----------
Total Foreign Stocks
(Identified cost $565,905)...............................       605,470
-------------------------------------------------------------------------

U.S. Treasury Bills -- 26.99%
-------------------------------------------------------------------------
3.50% due 07/12/01 .........................   $301,000         300,678
3.64% due 07/12/01 .........................    201,000         200,776
3.65% due 07/12/01 .........................    377,000         376,580
3.965% due 07/12/01 ........................    303,000         302,633
3.64% due 07/19/01 ......................... 2,017,000        2,013,329
3.73% due 07/26/01 .........................   504,000          502,694
3.76% due 07/26/01 .........................   201,000          200,475
3.825% due 07/26/01 ........................   302,000          301,198
3.49% due 08/09/01 .........................   806,000          802,953
3.455% due 09/06/01 ........................   302,000          300,058
3.47% due 09/06/01 .........................   201,000          199,702
3.385% due 09/13/01 ........................   907,000          900,689
3.395% due 09/20/01 ........................   151,000          149,847
3.54% due 09/27/01 ......................... 1,009,000        1,000,269
                                                            -----------
Total U.S. Treasury Bills
(Identified cost $7,551,881).............................   $ 7,551,881
-------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

   ----------------------------------------------------------------------------

                                             Number
                                            of Shares
                                          or Principal
                                             Amount         Value
Repurchase Agreement -- 4.18%
----------------------------------------------------------------------
State Street Bank & Trust
  Repurchase Agreement, 3.45% due
  07/02/01, Maturity Value $1,170,336
  Collateral: GNMA $1,220,000,
  7.375% due 01/20/25, Value
  $1,202,081 ........................... $1,170,000      $ 1,170,000
                                                         -----------
Total Repurchase Agreement
(Identified cost $1,170,000).........................      1,170,000
-------------------------------------------------------  -----------


                                             Number
                                            of Shares
                                          or Principal
                                             Amount         Value
Total Investments
(Identified cost $27,348,510)..........................  $27,757,114
Other Assets Less Liabilities -- 0.82% ................      229,642
                                                         -----------
Net Assets -- 100% ..................................    $27,986,756
-------------------------------------------------------  -----------

(a)   Non-income producing security.
(ADR) American Depository Receipt.


See notes to financial statements.




                                   [GRAPHIC]
                            www.enterprisefunds.com


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                           Enterprise Balanced Fund
                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------


Montag & Caldwell, Inc.
Atlanta, Georgia


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


Montag & Caldwell, Inc. ("Montag & Caldwell"), which has approximately $24.7 billion in assets under management, became subadviser to the Fund on July 1, 1999. Montag & Caldwell's normal investment minimum for a separate account is $40 million.


Investment Objective


The Enterprise Balanced Fund seeks long-term total return.


Investment Strategies


Generally, between 55 percent and 75 percent of the Balanced Fund's total assets will be invested in equity securities, and at least 25 percent of the Balanced Fund's total assets will be invested in fixed income securities. The portfolio allocation will vary based upon the subadviser's assessment of the return potential of each asset class. For equity investments, the subadviser uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that have a strong history of earnings growth; attractive prices relative to the company's potential for above average growth; long-term earnings and revenue growth; strong balance sheets; a sustainable competitive advantage; positions as (or the potential to become) industry leaders; and the potential to outperform the market during downturns. When selecting fixed income securities, the subadviser will seek to maintain the Fund's weighted average duration within 20 percent of the duration of the Lehman Brothers Government Corporate Index. Emphasis is also placed on diversification and credit analysis. The Fund will only invest in fixed income securities with an "A"or better rating. Fixed income investments will include:
U.S. Government securities; corporate bonds; mortgage/asset-backed securities; and money market securities and repurchase agreements.


First Half 2001 Performance Review


The Fund recorded a decline in value during the first half of 2001. Bonds provided a positive return, but stocks were lower in value. The year 2001 is shaping up to be difficult for growth style managers. The Fund's global consumer staple companies have suffered from a strong dollar, and its health care issues experienced profit-taking pressures after a strong performance in 2000. Correctly under-weighting the Fund's exposure to the continuing deterioration in the still highly valued technology sector has allowed the Fund's equities to outperform the Russell 1000 Growth Index year-to-date. However, the lower price/earnings ratio stocks typically held in value style portfolios have led the broader market, causing the fund's equity performance to trail the S&P 500 Index year-to-date. This is evident in large performance gaps so far this year and in 2000, both periods favoring value over growth. The Russell 1000 Growth Index is down 14.3 percent year-to-date and was down 22.4 percent in 2000, while the Russell 1000 Value Index is down only 1.3 percent year-to-date and turned in a positive performance for 2000 of 7.1 percent.


Future Investment Strategy


As it becomes evident that U.S. economic activity will improve towards the end of the year and that the recent inflation up-trend will be held in check, Montag believes the U.S. stock market will experience a more meaningful advance over the next twelve months after its recovery in the second quarter. The corporate profit environment will remain challenging due to continued pressures on profit margins, but corporate profits should stage a moderate recovery in 2002 after declining this year. The magnitude of corporate profit gains in the year ahead will continue to be held back by the negative impact of deflationary pricing trends on the profitability of technology companies.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------


In a setting of economic recovery with a still challenging corporate profit environment, Montag continues to favor the shares of high quality growth companies in the healthcare, consumer and financial services areas that can achieve double digit profit growth. Montag believes that high quality cyclical growth companies that will benefit from an improving economy and have some pricing flexibility will do very well. These companies include certain industrial and consumer cyclical issues. In the technology sector, Montag favors the shares of companies with strong software and service product offerings. U.S. multinational corporations in both the consumer and industrial sectors of the economy should also perform well as the U.S. dollar stabilizes following many years of extraordinary strength. The duration of the Fund's bond holdings is slightly shorter than its market benchmark, since Montag expects some moderate upward pressure on bond yields as the economy recovers.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.






                                   [GRAPHIC]
                            www.enterprisefunds.com


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                           Enterprise Balanced Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------


                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
Domestic Common Stocks -- 54.16%
------------------------------------------------------------------------
Banking -- 0.89%
------------------------------------------------------------------------
Wells Fargo & Company .....................     3,350       $  155,541
Biotechnology -- 0.56%
------------------------------------------------------------------------
Amgen Inc. (a) ............................     1,600           97,088
Building & Construction -- 1.23%
------------------------------------------------------------------------
Masco Corporation .........................     8,600          214,656
Business Services -- 1.19%
------------------------------------------------------------------------
Interpublic Group of Companies Inc. .......     3,100           90,985
Paychex Inc. ..............................     2,900          116,000
                                                            ----------
                                                               206,985
Computer Services -- 3.04%
------------------------------------------------------------------------
Electronic Data Systems Corporation .......     8,500          531,250
Computer Software -- 1.55%
------------------------------------------------------------------------
Electronic Arts Inc. (a) ..................     1,700           98,430
Oracle Corporation (a) ....................     9,100          172,900
                                                            ----------
                                                               271,330
Conglomerates -- 0.85%
------------------------------------------------------------------------
Minnesota Mining & Manufacturing
  Company .................................     1,300          148,330
Consumer Products -- 4.50%
------------------------------------------------------------------------
Colgate-Palmolive Company .................     5,500          324,445
Gillette Company ..........................     5,325          154,372
Procter & Gamble Company ..................     4,800          306,240
                                                            ----------
                                                               785,057
Consumer Services -- 0.86%
------------------------------------------------------------------------
United Parcel Service Inc. ................     2,600          150,280
Electrical Equipment -- 2.99%
------------------------------------------------------------------------
General Electric Company ..................    10,710          522,112
Electronics -- 0.95%
------------------------------------------------------------------------
Solectron Corporation (a) .................     9,100          166,530
Entertainment & Leisure -- 1.66%
------------------------------------------------------------------------
Walt Disney Company .......................    10,000          288,900
Food, Beverages & Tobacco -- 4.35%
------------------------------------------------------------------------
Coca-Cola Company .........................     9,000          405,000
PepsiCo Inc. ..............................     8,000          353,600
                                                            ----------
                                                               758,600
Hotels & Restaurants -- 1.34%
------------------------------------------------------------------------
Marriott International Inc. (Class A) .....     4,945          234,096
Insurance -- 2.31%
------------------------------------------------------------------------
Marsh & McLennan Companies Inc. ...........     4,000          404,000
Machinery -- 0.69%
------------------------------------------------------------------------
Caterpillar Inc. ..........................     2,400          120,120
Media -- 2.43%
------------------------------------------------------------------------
AOL Time Warner Inc. (a) ..................     8,000          424,000


                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
Medical Instruments -- 1.98%
------------------------------------------------------------------------
Medtronic Inc. ............................     7,500       $  345,075
Medical Services -- 0.55%
------------------------------------------------------------------------
Cardinal Health Inc. ......................     1,400           96,600
Misc. Financial Services -- 3.03%
------------------------------------------------------------------------
Citigroup Inc. ............................    10,000          528,400
Multi-Line Insurance -- 2.69%
------------------------------------------------------------------------
American International Group Inc. .........     5,450          468,700
Pharmaceuticals -- 9.46%
------------------------------------------------------------------------
Bristol-Myers Squibb Company ..............     7,200          376,560
Johnson & Johnson .........................    10,000          500,000
Pfizer Inc. ...............................    12,000          480,600
Pharmacia Corporation .....................     6,400          294,080
                                                            ----------
                                                             1,651,240
Retail -- 5.06%
------------------------------------------------------------------------
Costco Wholesale Corporation (a) ..........     7,700          316,316
Gap Inc. ..................................     6,700          194,300
Home Depot Inc. ...........................     8,000          372,400
                                                            ----------
                                                               883,016
                                                            ----------
Total Domestic Common Stocks
(Identified cost $9,268,573).............................    9,451,906
---------------------------------------------------------- -------------
Corporate Bonds and Notes -- 14.46%
------------------------------------------------------------------------
Banking -- 2.49%
------------------------------------------------------------------------
Discover Card 5.85% due 01/17/06 .......... $250,000           254,378
Nationsbank Corporation 7.00% due
  05/15/03 ................................  175,000           180,584
                                                            ----------
                                                               434,962
Computer Hardware -- 1.48%
------------------------------------------------------------------------
Hewlett Packard Company 7.15% due
  06/15/05 ................................  250,000           258,605
Energy -- 1.01%
------------------------------------------------------------------------
Peco Energy Transport Trust 6.05% due
  03/01/09 ................................  175,000           175,602
Finance -- 6.15%
------------------------------------------------------------------------
American Express Company 6.75% due
  06/23/04 ................................  200,000           207,456
Ford Motor Credit Company 7.00%
  due 09/25/01 ............................  125,000           125,787
Goldman Sachs Group Inc. 7.50% due
  01/28/05 ................................  175,000           183,628
Merrill Lynch & Company Inc. 6.00%
  due 02/17/09 ............................  250,000           241,212
National Rural Utilities Cooperative
  Finance, 5.75% due 11/01/08 .............  225,000           215,077
Sears Roebuck Acceptance Corporation,
  6.70% due 11/15/06 ......................  100,000           100,379
                                                            ----------
                                                             1,073,539

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------


                                             Number
                                           of Shares
                                          or Principal
                                             Amount           Value
Manufacturing -- 0.76%
------------------------------------------------------------------------
Honeywell International Inc. 7.50% due
  03/01/10 ............................   $125,000        $   132,793
Retail -- 1.19%
------------------------------------------------------------------------
Wal-Mart Stores Inc. 6.875% due
  08/10/09 ............................    200,000            207,511
Telecommunications -- 1.38%
------------------------------------------------------------------------
BellSouth Capital Funding Corporation,
  7.75% due 02/15/10 ..................    225,000            240,905
                                                          -----------
Total Corporate Bonds and Notes
(Identified cost $2,471,025)..........................      2,523,917
--------------------------------------------------------  -----------
Foreign Stocks -- 1.42%
------------------------------------------------------------------------
Wireless Communications -- 1.42%
------------------------------------------------------------------------
Nokia Corporation (Class A) (ADR) .....     11,280            248,611
                                                          -----------
Total Foreign Stocks
(Identified cost $348,195)............................        248,611
--------------------------------------------------------  -----------
U. S. Government Obligations -- 18.85%
------------------------------------------------------------------------
Federal Agencies -- 6.97%
------------------------------------------------------------------------
Fannie Mae 5.75% due 04/15/03 .........    325,000            331,997
Fannie Mae 7.00% due 07/15/05 .........    325,000            344,522
Freddie Mac 6.25% due 10/15/02 ........    250,000            256,204
Freddie Mac 6.625% due 09/15/09 .......    275,000            284,824
                                                          -----------
                                                            1,217,547
U. S. Treasury Bonds -- 7.90%
------------------------------------------------------------------------
7.25% due 05/15/16 ....................    300,000            341,372
8.125% due 08/15/19 ...................    225,000            280,091
8.00% due 11/15/21 ....................    225,000            280,213
6.25% due 08/15/23 ....................    350,000            364,280
6.875% due 08/15/25 ...................    100,000            112,302
                                                          -----------
                                                            1,378,258


                                             Number
                                           of Shares
                                          or Principal
                                             Amount           Value
U. S. Treasury Notes -- 3.98%
------------------------------------------------------------------------
5.75% due 08/15/03 ....................   $200,000        $   205,584
7.875% due 11/15/04 ...................    250,000            273,769
6.50% due 02/15/10 ....................    200,000            214,859
                                                          -----------
                                                              694,212
                                                          -----------
Total U. S. Government Obligations
(Identified cost $3,224,055)...........................     3,290,017
------------------------------------------------------------------------

Repurchase Agreement -- 9.79%
--------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 3.45% due 07/02/01
  Maturity Value $1,709,491
  Collateral: GNMA $1,780,000,
  7.00% due 04/15/29,
  Value $1,754,783 .................... 1,709,000           1,709,000
                                                          -----------
Total Repurchase Agreement
(Identified cost $1,709,000)...........................     1,709,000
-------------------------------------------------------- ---------------
Total Investments
(Identified cost $17,020,848)..........................   $17,223,451
Other Assets Less Liabilities -- 1.32% ...............        229,653
                                                          -----------
Net Assets -- 100% ....................................   $17,453,104
-------------------------------------------------------- ---------------

(a)   Non-income producing security.
(ADR) American Depository Receipt.


See notes to financial statements.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                    Enterprise Convertible Securities Fund
                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------


Nicholas-Applegate Capital Management
San Diego, California


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $29.4 billion in assets under management, became subadviser to the Fund on October 31, 2000. Nicholas-Applegate's normal investment minimum is $10 million.


Investment Objective


The Enterprise Convertible Securities Fund seeks total return through capital appreciation and current income.


Investment Strategies


The Convertible Securities Fund primarily invests in convertible securities of companies with market capitalizations above $500 million. Convertible securities are preferred stock or debt securities of companies that are convertible into common stock. The subadviser attempts to capture the upside potential of the underlying securities with less downside exposure. Normally, the Fund invests at least 65 percent of its total assets in income-producing equity securities, which include convertible securities and common stocks. The Fund may also invest in securities issued by the U.S. Government and its agencies and instrumentalities. The Fund may also invest up to 35 percent of its assets in high-yield debt securities rated below investment grade by a nationally recognized rating firm, or of comparable quality if unrated. These securities are commonly known as "junk bonds."


The subadviser evaluates each security's investment characteristics as a fixed income instrument as well as its potential for capital appreciation. The subadviser also focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The subadviser considers whether to sell a particular security when any of these factors materially changes.


The subadviser expects a high portfolio turnover rate of 100 percent or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.


First Half 2001 Performance Review


In the first quarter, Nicholas-Applegate identified several factors that pointed to an improved market environment. These included an easier monetary policy, more reasonable equity valuations and a healthy new issue calendar. These factors strongly influenced convertible performance.


In June, as has been the story for much of 2001, yield-oriented or "busted" convertibles out-performed their balanced and equity-oriented counterparts. These busted convertibles have high premiums and trade like straight fixed-income investments, with very little upside participation. Continued downward pressure on earnings also weighed heavily on the market, a negative sentiment that repeated cuts in interest rates by the Fed could not seem to brighten.


Utility holdings anchored the Fund in the first quarter. Transportation names, including Union Pacific Corporation, also contributed positively to performance during the period. Software names such as Siebel Systems Inc. and Rational


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------


Software Corporation were under pressure in the quarter, as fears of the slowing economy set in. In the second quarter media and advertising, healthcare and financial sectors posted strong results. Healthcare names moved higher on strong prescription sales and expectations of solid quarterly sales.


Future Investment Strategy


Nicholas-Applegate's investment process is driven by individual security selection. Credit quality, duration and industry allocation are not actively targeted but are derived from the promise of individual companies with earnings acceleration, sustainable growth potential, and positive relative price strength. Once companies exhibiting these characteristics are found, Nicholas-Applegate identifies the security of the company that offers the best risk/return relationship for purchase. The risk/return characteristics of the convertible securities are determined by modeling each convertible's features: conversion premium, break-even period, call/put provisions, stock volatility, etc. The convertible is evaluated relative to other convertibles as well as to its underlying equity. The Fund remains fully invested and well diversified across 50-70 issues.


There are specific risks associated with the types of bonds held in the Fund, which include defaults by the issuer, market valuation and interest rate sensitivity.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.





                                   [GRAPHIC]
                            www.enterprisefunds.com

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                    Enterprise Convertible Securities Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------


                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
Convertible Preferred Stocks -- 23.83%
-----------------------------------------------------------------------
Banking -- 2.73%
-----------------------------------------------------------------------
CNB Capital Trust 6.00% due 06/30/28          3,987      $   155,493
Sovereign Bancorp Inc. 7.50% due
  01/15/30 ..............................     1,859          133,848
                                                         -----------
                                                             289,341
Broadcasting -- 1.13%
-----------------------------------------------------------------------
Entercom Communications Capital
  (TIDES), 6.25% due 09/30/14 ...........     1,802          120,058
Consumer Products -- 0.96%
-----------------------------------------------------------------------
Sealed Air Corporation ..................     2,550          101,873
Consumer Services -- 0.96%
-----------------------------------------------------------------------
United Rentals Trust (QUIPS) 6.50% due
  08/01/28 ..............................     2,691          101,922
Drugs & Medical Products -- 1.19%
-----------------------------------------------------------------------
Biovail Corporation 6.75% due
  03/31/25 ..............................     1,609          126,306
Energy -- 5.56%
-----------------------------------------------------------------------
Calpine Capital Trust II (TIDES) 5.50%
  due 02/01/05 ..........................     1,867          149,360
Duke Energy Company Units 8.25% due
  05/18/04 ..............................     5,482          140,613
K N Energy Inc. (PEPS) 8.25% due
  11/30/01 ..............................     1,364           88,933
Mirant Trust I 6.25% due 10/01/30 .......     1,495          107,640
NRG Energy Inc. 6.50% due 05/18/04 ......     4,423          102,171
                                                         -----------
                                                             588,717
Food, Beverages & Tobacco -- 0.77%
-----------------------------------------------------------------------
Suiza Capital Trust 5.50% due 01/01/28        2,006           81,243
Health Care -- 1.29%
-----------------------------------------------------------------------
Caremark Rx Capital Trust I 7.00% due
  09/29/29 ..............................     1,143          136,160
Insurance -- 1.44%
-----------------------------------------------------------------------
Metlife Capital Trust I 8.00% due
  05/15/03 ..............................     1,565          152,196
Misc. Financial Services -- 1.55%
-----------------------------------------------------------------------
Washington Mutual Capital Trust
  5.375% due 05/01/41 ...................     3,095          164,422
Oil Services -- 1.36%
-----------------------------------------------------------------------
Evi Inc. 5.00% due 11/01/27 .............     2,948          144,083
Pharmaceuticals -- 1.52%
-----------------------------------------------------------------------
Express Scripts Automatic 7.00% due
  11/15/03 ..............................     1,573          161,390
Telecommunications -- 0.47%
-----------------------------------------------------------------------
Global Crossing Ltd. 6.375% due
  12/29/49 ..............................     1,251           49,415


                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
Transportation -- 0.51%
-----------------------------------------------------------------------
Union Pacific Capital Trust (TIDES),
  6.25% due 04/01/28 ....................     1,142      $    54,102
Travel/Entertainment/Leisure -- 1.32%
-----------------------------------------------------------------------
Six Flags Inc. 7.25% due 08/15/09 .......     4,578          139,858
Wireless Communications -- 1.07%
-----------------------------------------------------------------------
Crown Castle International Corporation
  Trust V (DECS), 7.25% due 08/15/02          7,050          112,800
                                                         -----------
Total Convertible Preferred Stocks
(Identified cost $2,536,735)...........................    2,523,886
-----------------------------------------------------------------------

Convertible Corporate Bonds -- 70.72%
-----------------------------------------------------------------------
Advertising -- 4.06%
-----------------------------------------------------------------------
Getty Images 5.00% due 03/15/07 ......... $148,000           115,255
Lamar Advertising Company 5.25% due
  09/15/06 ..............................  140,000           163,800
Omnicom Group Inc. 2.25% due
  01/06/13 ..............................   85,000           151,300
                                                         -----------
                                                             430,355
Automotive -- 1.14%
-----------------------------------------------------------------------
Magna International Inc. 5.00% due
  10/15/02 ..............................  105,000           121,275
Building & Construction -- 1.36%
-----------------------------------------------------------------------
Shaw Group Inc. (144A) Zero Coupon
  due 05/01/21 ..........................  259,000           143,745
Cable -- 3.14%
-----------------------------------------------------------------------
Adelphia Communications Corporation,
  6.00% due 02/15/06 ....................  177,000           171,469
Charter Communications Inc. 5.75%
  due 10/15/05 ..........................  131,000           160,966
                                                         -----------
                                                             332,435
Computer Services -- 7.06%
-----------------------------------------------------------------------
Affiliated Computer Services (144A),
  3.50% due 02/15/06 ....................  164,000           177,940
America Online Inc. Zero Coupon due
  12/06/19 ..............................  211,000           113,412
Automatic Data Processing Inc. Zero
  Coupon due 02/20/12 ...................  111,000           149,295
Bisys Group Inc. (144A) 4.00% due
  03/15/06 ..............................  144,000           160,200
First Data Corporation 2.00% due
  03/01/08 ..............................  140,000           147,175
                                                         -----------
                                                             748,022
Computer Software -- 6.36%
-----------------------------------------------------------------------
BEA Systems Inc. 4.00% due 12/15/06 .....   79,000            93,714
Brooks Automation Inc. (144A) 4.75%
  due 06/01/08 ..........................  124,000           114,545
Mercury Interactive Corporation 4.75%
  due 07/01/07 ..........................   59,000            51,994

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------


                                                Number
                                              of Shares
                                             or Principal
                                                Amount          Value
Peregrine Systems Inc. (144A) 5.50%
  due 11/15/07 ........................... $ 98,000         $   142,835
Siebel Systems Inc. 5.50% due 09/15/06 ...   62,000             133,765
Veritas Software Corporation 5.25% due
  11/01/04 ...............................   11,000              78,787
Veritas Software Corporation 1.856%
  due 08/13/06 ...........................   29,000              57,674
                                                            -----------
                                                                673,314
Consumer Services -- 1.66%
--------------------------------------------------------------------------
Cendant Corporation (144A) Zero
  Coupon due 02/13/21 ....................  239,000             175,665
Drugs & Medical Products -- 1.34%
--------------------------------------------------------------------------
Alza Corporation Zero Coupon due
  07/28/20 ...............................  193,000             141,855
Electronics -- 4.25%
--------------------------------------------------------------------------
Celestica Inc. Zero Coupon due
  08/01/20 ...............................  363,000             158,359
Cymer Inc. 7.25% due 08/06/04 ............  121,000             119,941
L-3 Communications Holdings Inc.
  (144A), 5.25% due 06/01/09 .............   95,000             112,100
L-3 Communications Holdings Inc.
  5.25% due 06/01/09 .....................   51,000              60,180
                                                            -----------
                                                                450,580
Energy -- 0.91%
--------------------------------------------------------------------------
Orion Power Holdings Inc. 4.50% due
  06/01/08 ...............................  105,000              96,863
Food, Beverages & Tobacco -- 1.14%
--------------------------------------------------------------------------
Fleming Companies Inc. (144A) 5.25%
  due 03/15/09 ...........................   90,000             121,275
Health Care -- 1.06%
--------------------------------------------------------------------------
Gilead Sciences Inc. 5.00% due 12/15/07      80,000             112,400
Manufacturing -- 3.09%
--------------------------------------------------------------------------
SPX Corporation Zero Coupon due
  02/06/21 ...............................   96,000              65,400
SPX Corporation (144A) Zero Coupon
  due 02/06/21 ...........................  153,000             104,231
Tyco International Ltd. Zero Coupon
  due 11/17/20 ...........................  207,000             157,320
                                                            -----------
                                                                326,951
Medical Services -- 3.38%
--------------------------------------------------------------------------
Intermune Inc. 5.75% due 07/15/06 ........   70,000              70,000
Protein Design Labs Inc. (144A) 5.50%
  due 02/15/07 ...........................  139,000             185,391
Wellpoint Health Networks Inc. Zero
  Coupon due 07/02/19 ....................  132,000             102,135
                                                            -----------
                                                                357,526
Oil Services -- 2.09%
--------------------------------------------------------------------------
Hanover Compress Company 4.75%
  due 03/15/08 ...........................  107,000             110,879


                                                Number
                                              of Shares
                                             or Principal
                                                Amount          Value
Nabors Industries Inc. Zero Coupon due
  06/20/20 ............................... $179,000         $   110,085
                                                            -----------
                                                                220,964
Pharmaceuticals -- 6.17%
--------------------------------------------------------------------------
Allergan Inc. Zero Coupon due 11/01/20       66,000              41,580
Allergan Inc. (144A) Zero Coupon due
  11/01/20 ...............................  127,000              80,010
Cephalon Inc. (144A) 5.25% due
  05/01/06 ...............................  164,000             187,370
Elan Finance Corporation Ltd Zero
  Coupon due 12/14/18 ....................  196,000             173,705
Ivax Corporation (144A) 4.50% due
  05/15/08 ...............................  147,000             170,704
                                                            -----------
                                                                653,369
Printing & Publishing -- 0.81%
--------------------------------------------------------------------------
World Color Press Inc. 6.00% due
  10/01/07 ...............................   80,000              85,700
Retail -- 2.55%
--------------------------------------------------------------------------
Kohl's Corporation (144A) Zero
  Coupon due 06/12/20 ....................  128,000              78,720
Lowes Companies Inc. (144A) Zero
  Coupon due 02/16/21 ....................  257,000             191,465
                                                            -----------
                                                                270,185
Semiconductors -- 6.59%
--------------------------------------------------------------------------
Amkor Technology Inc. 5.00% due
  03/15/07 ...............................   98,000              79,258
Atmel Corporation Zero Coupon due
  04/21/18 ...............................  168,000             128,940
Cypress Semiconductor Corporation,
  4.00% due 02/01/05 .....................   85,000              77,669
International Rectifier Corporation,
  4.25% due 07/15/07 .....................  175,000             136,719
Lam Research Corporation 5.00% due
  09/01/02 ...............................   77,000              93,362
Nvidia Corporation 4.75% due 10/15/07       147,000             181,912
                                                            -----------
                                                                697,860
Telecommunications -- 7.54%
--------------------------------------------------------------------------
CIENA Corporation 3.75% due
  02/01/08 ...............................  114,000              86,497
Comverse Technology Inc. (144A)
  1.50% due 12/01/05 .....................  170,000             141,100
Echostar Communications 4.875% due
  01/01/07 ...............................  157,000             138,749
Liberty Media Corporation 4.00% due
  11/15/29 ...............................  205,000             155,544
Liberty Media Corporation (144A)
  3.25% due 03/15/31 .....................  150,000             168,187
NTL Inc. 6.75% due 05/15/08 ..............   83,000              50,734
NTL Inc. (144A) 7.00% due 12/15/08 .......  116,000              57,420
                                                            -----------
                                                                798,231


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------


                                             Number
                                           of Shares
                                          or Principal
                                             Amount          Value
Waste Management -- 0.91%
-----------------------------------------------------------------------
Waste Connections Inc. (144A) 5.50%
  due 04/15/06 ........................ $ 87,000         $    96,353
Wireless Communications -- 4.11%
-----------------------------------------------------------------------
American Tower Corporation 2.25%
  due 10/15/09 ........................   29,000              23,127
American Tower Corporation 5.00%
  due 02/15/10 ........................  134,000             104,520
Nextel Communications Inc. 4.75% due
  07/01/07 ............................  148,000             135,790
RF Micro Devices 3.75% due 08/15/05 ...  197,000             172,375
                                                         -----------
                                                             435,812
                                                         -----------
Total Convertible Corporate Bonds
(Identified cost $7,768,119).........................      7,490,735
-------------------------------------------------------  -----------
Common Stocks -- 2.79%
-----------------------------------------------------------------------
Broadcasting -- 1.03%
-----------------------------------------------------------------------
Clear Channel Communications Inc. (a)..    1,738             108,973
Construction -- 0.15%
-----------------------------------------------------------------------
Emcor Group Inc. (a) ..................      460              16,629
Medical Services -- 1.23%
-----------------------------------------------------------------------
Genzyme Corporation (a) ...............    2,131             129,991
Genzyme Corporation-Genzyme
  Biosurgery Division (Tracking
  Stock) (a) ..........................        1                   7
Genzyme Corporation-Genzyme
  Molecular Oncology (Tracking
  Stock) (a) ..........................        1                   4
                                                         -----------
                                                             130,002
Semiconductors -- 0.38%
-----------------------------------------------------------------------
Advanced Micro Devices Inc. (a) .......    1,383              39,941
                                                         -----------
Total Common Stocks
(Identified cost $243,480)...........................        295,545
-------------------------------------------------------  -----------


                                             Number
                                           of Shares
                                          or Principal
                                             Amount          Value
Repurchase Agreement -- 2.43%
-----------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 3.45% due 07/02/01
  Market Value $258,074 Collateral:
  GNMA $270,000, 7.00% due
  03/15/27, Value $266,175 ............ $258,000         $   258,000
                                                         -----------
Total Repurchase Agreement
(Identified cost $258,000).............................      258,000
------------------------------------------------------- ---------------
Total Investments
(Identified cost $10,806,334)..........................  $10,568,166
Other Assets Less Liabilities -- 0.23% ................       24,425
                                                         -----------
Net Assets -- 100% ....................................  $10,592,591
-----------------------------------------------------------------------


(a)  Non-income producing security.
(144A) The security may only be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(DECS)  Dividend Enhanced Convertible Stock
(PEPS)  Participating Equity Preferred Shares
(QUIPS) Quarterly Income Preferred Security
(TIDES) Term Income Deferrable Equity Securities


See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                            Enterprise Managed Fund
                             SUBADVISERS' COMMENTS

   ----------------------------------------------------------------------------



Sanford C. Bernstein & Co., LLC
New York, New York

Wellington Management Company, LLP
Boston, Massachusetts


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


Sanford C. Bernstein & Co., LLC ("Bernstein"), which has approximately $10.0 billion in assets under management, became co-subadviser of the Fund on November 1, 1999. Bernstein's normal investment minimum is $5 million.


Wellington Management Company, LLP ("Wellington"), which manages approximately $295 billion for institutional clients and whose usual investment minimum is $20 million, became co-subadviser to the Enterprise Managed Fund on January 1, 2001.


Investment Objective


The objective of the Enterprise Managed Fund is to seek growth of capital over time.


Investment Strategies


The Managed Fund invests in a diversified portfolio of common stocks, bonds and cash equivalents. The allocation of the Fund's assets among the different types of permitted investments will vary from time to time based upon economic and market trends and the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Fund's assets that may, at any given time, be invested in any specific types of investments. However, the Fund invests primarily in equity securities at times when the subadvisers believe that the best investment values are available in the equity markets. The Fund may invest almost all of its assets in high-quality short-term money market and cash equivalent to preserve capital. Consequently, while the Fund will earn income to the extent it is invested in bonds or cash equivalents, the Fund does not have any specific income objective. The bonds in which the Fund may invest will normally be investment grade intermediate to long-term U.S. Government and corporate debt.


First Half 2001 Performance Review -- Bernstein


Security selection added to relative returns in the first half. Stock selection in the financial sector was the biggest contributor, benefiting from the Fund's emphasis on consumer-oriented banks and thrifts, as well as an over-weighting in Lehman Brothers Holdings Inc. (up 14 percent) while avoiding most of the poorer-performing investment banking and brokerage stocks. Stock selection in the energy sector was also favorable, as the emphasis on more attractively valued integrated oil companies such as Occidental Petroleum Corporation and Exxon Mobil Corporation paid off, as well as low exposure to the pricier oil services companies, which retreated sharply over the quarter. Finally, under-weighting communication equipment stocks within the technology sector was a positive as these companies continued to disappoint investors.


The five largest contributors to performance over the first half of the year were a mixed group. The largest single factor was a substantial under-weighting in Enron Corporation. Over-weightings in Bank of America Corporation, health care company Baxter International Inc., Philip Morris Companies Inc. and International Business Machines Corporation all boosted relative returns.


Four of the five holdings that detracted most from performance were technology stocks. The Bernstein portion of the Fund had modest over-weights in Cisco, EMC Corporation, Oracle Inc. and Texas Instruments, all of which fell



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                             SUBADVISERS' COMMENTS

--------------------------------------------------------------------------------

30 percent or more during the period on worries about slowing earnings growth. Bernstein has maintained over- weights in Cisco Systems Inc. and EMC Corporation as these high-quality technology companies moved from being attractive based on momentum to being attractive based on valuations. Finally, the Fund's exposure to Pacific Gas & Electric Corporation (PG&E) also hurt returns, as California's flawed deregulation program left Californian electricity distributors extremely vulnerable to an extraordinary run-up in wholesale electricity prices.


Bernstein's sector weightings also helped performance somewhat. The largest single contributor was the under-weight in technology. Over-weighting energy added also helped. Under-weighting basic materials, one of the few sectors to post a gain over the past six months, detracted from returns.


First Half 2001 Performance Review -- Wellington


Despite efforts by an aggressive Fed to jumpstart the U.S. economy through an easing of monetary policy, company fundamentals continued to deteriorate and investor confidence declined during the first half of 2001.


For the first half of 2001, the top contributor to the Fund's performance was Microsoft Corporation. The favorable news flow on the company since the judicial ruling has done much to buoy the stock. Additionally, the introduction of new products like the X-box will continue to make the company a leader in its industry.


Within health care, the Fund's position in Tenet Healthcare, a U.S. health care services company, contributed significantly to relative performance for the six-month period. The primary driver of this performance was an 8.3 percent increase in same facility revenue per admission, which compares favorably to 6 percent increases posted in both the first and second fiscal quarters. In addition, the continuation of a strong commercial pricing environment benefits Tenet Healthcare and other hospitals. The company is currently evaluating three potential acquisitions that would provide additional scale and, if consummated, add $465 million in revenue. Tenet Healthcare and other public hospital companies should continue to benefit from a consolidating environment, as competitors try to gain market share to avoid falling prey to larger players.


The most significant performance detractor during the six-month period was Exodus Communications, return of negative 97 percent for five months ended June 30, 2001 with an average weight of 2 percent in the Fund for the period. Exodus, the leading provider of managed web-hosting services, significantly lowered its earnings guidance for the 2001 fiscal year due to the continued deterioration of industry fundamentals. In June, the market was concerned that Exodus was approaching technical default on a bank covenant, sending the shares to bankrupt-like levels. Recognizing the uncertainty in the long-term outlook for this company, Wellington believes that the company's leading position, attractive data center assets (largest in the industry), improving customer base towards larger enterprise customers, and solid annual revenue per customer growth continue to make it a compelling stock.


Future Investment Strategy -- Bernstein


As the relative attractiveness of growth and value stocks converges, Bernstein is shifting the Fund's sector weightings closer to those of the S&P 500 Index. Bernstein has been reducing the Fund's emphasis on energy stocks as prices have moved higher over the last few months, reflecting higher oil prices. As a result, their relative attractiveness has decreased. Bernstein has also been reducing the Fund's under-weighting in communication services. While valuations for these stocks remain relatively unattractive, although less so than previously, the risk diversification they provide to the overall portfolio is compelling in the current environment.


While the major pharmaceuticals above-average long-term earnings growth and profitability usually command high prices, putting drug stocks squarely in the "growth" camp, these stocks currently represent a value opportunity. Major drug stocks have fallen 22 percent as of June 30 as investors worried that there will be increasing pressure on profitability as state and federal governments become more active in trying to hold down drug prices. Rapid increases in pharmaceutical costs have prompted a number of states to become aggressive on the prices they will pay for prescription drugs for Medicaid recipients. Political support for a prescription drug benefit for Medicare recipients is gaining momentum, raising fears that the federal government may institute price controls. Bernstein


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                             SUBADVISERS' COMMENTS

   ----------------------------------------------------------------------------


believes the political threat is overblown. Price controls are unlikely in this country, and while a Medicare drug benefit could lead to price pressure by the government, it could also boost sales. Indeed, as HMO's began offering drug benefits at a low out-of-pocket cost to the user, demand for prescription drugs boosted sales and prices. The more serious issue is whether the government, or aggressive HMOs, would steer patients to the cheapest drug in a given category, promoting price competition. Companies with unique products may continue to do well, while those with undifferentiated products face more risk.


While some drug companies are facing patent expirations for many key products and do not have promising products in the pipeline to replace them, that is not true for all. Drug companies may still be able to earn strong profits if they create innovative products. Thus, Bernstein intends to emphasize companies that have solid patent protection or a promising pipeline of new products, or both. With the industry as a whole selling below its normal premium to the market, many stocks are attractive relative to their strong long-term growth prospects. They also offer significant diversification benefits for the Fund overall, making them particularly attractive on a risk-adjusted basis.


Technology stocks are a different story. Although their stock prices have fallen much further, nearly 60 percent on average in the last 16 months, the deterioration in their business conditions is much more serious. The massive capital-spending binge of the past few years in technology and telecom has created a capacity overhang that could be a drag on earnings for many years. Furthermore, it is likely that the high profit margins earned by some communication equipment providers may never return, because demand exceeded supply by a wide margin at the peak of the last up cycle, making equipment buyers insensitive to price.


Technology may no longer be a growth industry, but that the magnitude of a major industrial shift is not easily grasped, as the recent trend in technology earnings revisions shows. Consensus forecasts for the tech and telecom sectors have fallen steeply and persistently over the past year because managements and investors alike are anchored in the past reality. Thus, while stock price drops of 50-80 percent have made some major tech companies look cheap, continued downward earnings revisions and negative price momentum offsets some of this improved valuation. Bernstein is still cautious on the sector, but in some cases valuations have become compelling. As a result, Bernstein has been gradually and selectively increasing the allocation to technology, emphasizing larger companies such as Hewlett-Packard and Avaya, the enterprise networking business spun off from Lucent.


Future Investment Strategy -- Wellington


Wellington is confident that the outlook for the U.S. economy has improved considerably since the end of the first quarter. Due to aggressive monetary and fiscal stimulus, as well as benign inflation, Wellington believes that the real GDP growth will be up 1.3 percent in 2001 and a stronger than consensus rebound of up 4.0 percent in 2002.


Outside of the technology sector, Wellington anticipates improving conditions going into the second half of this year, setting the stage for a stronger economy in 2002 and 2003. This recovery will begin as a result of positive fiscal and monetary stimulus and will be fueled by lower than expected inflation, a strong consumer, and rising corporate profits. Therefore, with an improving economic picture and more attractive valuations in many sectors, Wellington has a positive outlook for the U.S. equity market.


The views expressed in this report reflect those of the subadvisers only through the end of the period of the report as stated on the cover. The subadvisers' views are subject to change at any time based on market and other conditions.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                            Enterprise Managed Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------


                                             Number
                                           of Shares
                                          or Principal
                                             Amount         Value
Domestic Common Stocks -- 95.47%
-----------------------------------------------------------------------
Advertising -- 0.10%
-----------------------------------------------------------------------
Omnicom Group Inc. .....................     2,800      $    240,800
Aerospace -- 3.45%
-----------------------------------------------------------------------
Boeing Company .........................   29,400          1,634,640
Goodrich Company .......................   12,100            459,558
Honeywell International Inc. ...........    6,000            209,940
Lockheed Martin Corporation ............   25,200            933,660
Northrop Grumman Corporation ...........    2,300            184,230
Raytheon Company (Class B) .............    7,000            185,850
United Technologies Corporation ........   69,800          5,113,548
                                                        ------------
                                                           8,721,426
Automotive -- 1.23%
-----------------------------------------------------------------------
Ford Motor Company .....................        1                 24
General Motors Corporation .............    6,600            424,710
Genuine Parts Company ..................   42,000          1,323,000
Goodyear Tire & Rubber Company .........   31,500            882,000
TRW Inc. ...............................   11,500            471,500
                                                        ------------
                                                           3,101,234
Banking -- 4.74%
-----------------------------------------------------------------------
Bank of America Corporation ............   40,600          2,437,218
Bank One Corporation ...................   27,000            966,600
First Union Corporation ................    5,000            174,700
FleetBoston Financial Corporation ......   28,816          1,136,791
J. P. Morgan Chase & Company ........... 149,320           6,659,672
National City Corporation ..............  11,900             366,282
Wells Fargo & Company ..................   5,400             250,722
                                                        ------------
                                                          11,991,985
Biotechnology -- 0.18%
-----------------------------------------------------------------------
Amgen Inc. (a) .........................   7,700             467,236
Broadcasting -- 2.38%
-----------------------------------------------------------------------
AT&T Corporation - Liberty Media
  Group Class A (Tracking Stock) (a) ... 315,900           5,525,091
Viacom Inc. (a) ........................   9,600             496,800
                                                        ------------
                                                           6,021,891
Business Services -- 0.39%
-----------------------------------------------------------------------
Automatic Data Processing Inc. .........  12,700             631,190
Paychex Inc. ...........................   9,100             364,000
                                                        ------------
                                                             995,190
Chemicals -- 1.68%
-----------------------------------------------------------------------
Dow Chemical Company ...................  29,400             977,550
Du Pont (E. I.) de Nemours &
  Company ..............................  65,500           3,159,720
Hercules Inc. (a) ......................   9,400             106,220
                                                        ------------
                                                           4,243,490
Computer Hardware -- 4.17%
-----------------------------------------------------------------------
Cisco Systems Inc. (a) ................. 245,300           4,464,460
Dell Computer Corporation (a) ..........  19,900             520,385


                                             Number
                                           of Shares
                                          or Principal
                                             Amount         Value
EMC Corporation (a) ....................  34,000        $    987,700
Hewlett-Packard Company ................  39,000           1,115,400
International Business Machines
  Corporation ..........................  26,100           2,949,300
NCR Corporation (a) ....................  11,200             526,400
Seagate Technology .....................   5,700                 456
                                                        ------------
                                                          10,564,101
Computer Services -- 1.58%
-----------------------------------------------------------------------
Electronic Data Systems Corporation ....   6,200             387,500
Sabre Holdings Corporation
  (Class A) (a) ........................   2,800             140,000
Sun Microsystems Inc. (a) ..............  14,200             223,224
VeriSign Inc. (a) ......................  54,300           3,258,543
                                                        ------------
                                                           4,009,267
Computer Software -- 5.46%
-----------------------------------------------------------------------
Exodus Communications Inc. (a) ......... 232,200             478,332
Microsoft Corporation (a) .............. 140,000          10,220,000
Oracle Corporation (a) .................  48,900             929,100
Rational Software Corporation (a) ......  72,200           2,025,210
Veritas Software Corporation (a) .......   2,545             169,319
                                                        ------------
                                                          13,821,961
Conglomerates -- 0.18%
-----------------------------------------------------------------------
Minnesota Mining & Manufacturing
  Company ..............................   4,000             456,400
Construction -- 0.28%
-----------------------------------------------------------------------
Centex Corporation .....................  17,700             721,275
Consumer Products -- 1.92%
-----------------------------------------------------------------------
Black & Decker Corporation .............   8,500             335,410
Eastman Kodak Company ..................   6,300             294,084
Kimberly-Clark Corporation .............  33,800           1,889,420
Procter & Gamble Company ...............  16,600           1,059,080
Sherwin Williams Company ...............  23,500             521,700
Whirlpool Corporation ..................  12,100             756,250
                                                        ------------
                                                           4,855,944
Consumer Services -- 1.63%
-----------------------------------------------------------------------
First Data Corporation .................  64,300           4,131,275
Crude & Petroleum -- 3.90%
-----------------------------------------------------------------------
Chevron Corporation ....................  12,100           1,095,050
Exxon Mobil Corporation ................  98,631           8,615,418
Texaco Inc. ............................   2,400             159,840
                                                        ------------
                                                           9,870,308
Electrical Equipment -- 2.52%
-----------------------------------------------------------------------
General Electric Company ............... 122,400           5,967,000
Tektronix Inc. (a) .....................  14,700             399,105
                                                        ------------
                                                           6,366,105
Electronics -- 0.24%
-----------------------------------------------------------------------
Handspring Inc. (a) ....................  48,400             372,680
Novellus Systems Inc. (a) ..............   3,000             170,370
Solectron Corporation (a) ..............   4,200              76,860
                                                        ------------
                                                             619,910

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Energy -- 3.76%
-------------------------------------------------------------------------
AES Corporation (a) ......................     1,700      $     73,185
Cinergy Corporation ......................   22,600            789,870
El Paso Corporation ......................   77,400          4,066,596
Exelon Corporation .......................   43,100          2,763,572
FirstEnergy Corporation ..................   39,800          1,279,968
TXU Corporation ..........................   11,400            549,366
                                                          ------------
                                                             9,522,557
Entertainment & Leisure -- 0.63%
-------------------------------------------------------------------------
Harrah's Entertainment Inc. (a) ..........   11,900            420,070
Walt Disney Company ......................   41,100          1,187,379
                                                          ------------
                                                             1,607,449
Fiber Optics -- 0.13%
-------------------------------------------------------------------------
CIENA Corporation (a) ....................    8,700            330,600
Finance -- 1.13%
-------------------------------------------------------------------------
Household International Inc. .............    9,800            653,660
Lehman Brothers Holdings Inc. ............    6,500            505,375
MBNA Corporation .........................   11,100            365,745
MGIC Investment Corporation ..............   11,700            849,888
Moody's Corporation ......................   14,200            475,700
                                                          ------------
                                                             2,850,368
Food, Beverages & Tobacco -- 4.91%
-------------------------------------------------------------------------
Anheuser-Busch Companies, Inc. ...........   23,400            964,080
Archer-Daniels-Midland Company ...........   43,200            561,600
Coca-Cola Company ........................   23,600          1,062,000
Conagra Inc. .............................   18,100            358,561
Fortune Brands Inc. ......................   18,900            725,004
PepsiCo Inc. .............................   52,900          2,338,180
Philip Morris Companies Inc. .............   43,200          2,192,400
R.J. Reynolds Tobacco Holdings Inc. ......   76,100          4,155,060
Unilever .................................    1,000             59,570
                                                          ------------
                                                            12,416,455
Health Care -- 1.87%
-------------------------------------------------------------------------
C.R. Bard Inc. ...........................    5,400            307,530
Tenet Healthcare Corporation (a) .........   85,900          4,431,581
                                                          ------------
                                                             4,739,111
Hotels & Restaurants -- 0.35%
-------------------------------------------------------------------------
Hilton Hotels Corporation ................   23,200            269,120
McDonald's Corporation ...................   22,400            606,144
                                                          ------------
                                                               875,264
Insurance -- 0.83%
-------------------------------------------------------------------------
American International Group Inc. ........   19,350          1,664,100
MetLife Inc. .............................   14,000            433,720
                                                          ------------
                                                             2,097,820
Machinery -- 0.11%
-------------------------------------------------------------------------
Caterpillar Inc. .........................    5,400            270,270
Manufacturing -- 0.10%
-------------------------------------------------------------------------
Eaton Corporation ........................    3,500            245,350


                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Media -- 1.38%
-------------------------------------------------------------------------
AOL Time Warner Inc. (a) .................   50,500       $  2,676,500
Gannett Company Inc. .....................   12,500            823,750
                                                          ------------
                                                             3,500,250
Medical Services -- 1.78%
-------------------------------------------------------------------------
Humana Inc. (a) ..........................   62,100            611,685
Immunex Corporation (a) .................. 164,100           2,912,775
UnitedHealth Group Inc. ..................  15,800             975,650
                                                          ------------
                                                             4,500,110
Misc. Financial Services -- 7.21%
-------------------------------------------------------------------------
Ambac Financial Group Inc. ...............  97,000           5,645,400
American Express Company .................  15,300             593,640
Citigroup Inc. ........................... 168,833           8,921,136
Fannie Mae ...............................  19,700           1,677,455
Freddie Mac ..............................   9,200             644,000
Merrill Lynch & Company Inc. .............   8,200             485,850
Morgan Stanley Dean Witter &
  Company ................................   4,400             282,612
                                                          ------------
                                                            18,250,093
Multi-Line Insurance -- 0.24%
-------------------------------------------------------------------------
American General Corporation .............   4,400             204,380
Lincoln National Corporation .............   7,700             398,475
                                                          ------------
                                                               602,855
Oil Services -- 2.39%
-------------------------------------------------------------------------
Amerada Hess Corporation .................   9,800             791,840
Conoco Inc. (Class B) ....................  22,900             661,810
Kerr-McGee Corporation ...................   2,400             159,048
Occidental Petroleum Corporation .........  47,500           1,263,025
Rowan Companies Inc. (a) ................. 143,100           3,162,510
                                                          ------------
                                                             6,038,233
Other -- 0.22%
-------------------------------------------------------------------------
SPDR Trust Series 1 ......................   4,500             551,700
Paper Products -- 0.38%
-------------------------------------------------------------------------
Louisiana Pacific Corporation ............  57,200             670,956
Willamette Industries Inc. ...............   6,100             301,950
                                                          ------------
                                                               972,906
Pharmaceuticals -- 10.70%
-------------------------------------------------------------------------
Abbott Laboratories ...................... 120,600           5,790,006
American Home Products Corporation          25,500           1,490,220
Baxter International Inc. ................  30,400           1,489,600
Bristol-Myers Squibb Company .............  42,100           2,201,830
Eli Lilly & Company ......................   6,800             503,200
Johnson & Johnson ........................  60,400           3,020,000
Merck & Company Inc. .....................  40,300           2,575,573
Pfizer Inc. ..............................  75,800           3,035,790
Pharmacia Corporation .................... 132,474           6,087,180
Schering-Plough Corporation ..............  24,700             895,128
                                                          ------------
                                                            27,088,527


                      THE ENTERPRISE Group of Funds, Inc.
                                                                             103
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------

                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
Printing & Publishing -- 2.23%
--------------------------------------------------------------------------
Donnelley (R. R.) & Sons Company ..........      13,000    $    386,100
Lexmark International Group Inc.
  (Class A) (a) ...........................      78,200       5,258,950
                                                           ------------
                                                              5,645,050
Property-Casualty Insurance -- 0.15%
--------------------------------------------------------------------------
St. Paul Companies Inc. ...................       7,400         375,106
Publishing -- 0.03%
--------------------------------------------------------------------------
New York Times Company ....................       1,600          67,200
Restaurants -- 0.07%
--------------------------------------------------------------------------
Tricon Global Restaurants Inc. (a) ........       4,000         175,600
Retail -- 7.03%
--------------------------------------------------------------------------
American Greetings Corporation ............      21,000         231,000
Bed Bath & Beyond Inc. (a) ................     132,100       4,121,520
Dollar General Corporation ................     204,800       3,993,600
Federated Department Stores Inc. (a) ......      27,100       1,151,750
Gap Inc. ..................................       3,100          89,900
Home Depot Inc. ...........................      17,100         796,005
May Department Stores Company .............      36,100       1,236,786
Office Depot Inc. (a) .....................      27,200         282,336
Safeway Inc. (a) ..........................      58,900       2,827,200
Target Corporation ........................      10,000         346,000
TJX Companies Inc. ........................      14,700         468,489
Wal-Mart Stores Inc. ......................      46,300       2,259,440
                                                           ------------
                                                             17,804,026
Savings and Loan -- 2.68%
--------------------------------------------------------------------------
Golden West Financial Corporation .........      13,200         847,968
Washington Mutual Inc. ....................     158,000       5,932,900
                                                           ------------
                                                              6,780,868
Semiconductors -- 1.33%
--------------------------------------------------------------------------
Applied Materials Inc. (a) ................      19,300         947,630
Intel Corporation .........................      69,900       2,044,575
Maxim Integrated Products Inc. (a) (h)            5,000         221,050
Texas Instruments Inc. ....................       4,900         154,350
                                                           ------------
                                                              3,367,605
Telecommunications -- 6.08%
--------------------------------------------------------------------------
Alltel Corporation ........................       4,500         275,670
AT&T Corporation ..........................      46,100       1,014,200
Avaya Inc. (a) ............................      62,141         851,332
BellSouth Corporation .....................      30,200       1,216,154
QUALCOMM Inc. (a) .........................       8,600         502,928
Qwest Communications
  International Inc. (a) ..................     134,945       4,300,697
SBC Communications Inc. ...................      38,000       1,522,280
Tellabs Inc. (a) ..........................       5,000          96,400
Verizon Communications Inc. ...............      31,300       1,674,550
WorldCom Inc. - WorldCom Group (a)              276,700       3,929,140
                                                           ------------
                                                             15,383,351


                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
Transportation -- 0.55%
--------------------------------------------------------------------------
Burlington Northern Santa Fe
  Corporation .............................       5,200    $    156,884
Norfolk Southern Corporation ..............      49,300       1,020,510
Union Pacific Corporation .................       4,000         219,640
                                                           ------------
                                                              1,397,034
Utilities -- 1.17%
--------------------------------------------------------------------------
Ameren Corporation ........................      18,200         777,140
American Electric Power Inc. ..............      29,000       1,338,930
PG & E Corporation ........................       8,300          92,960
Xcel Energy Inc. ..........................      26,700         759,615
                                                           ------------
                                                              2,968,645
                                                           ------------
Total Domestic Common Stocks
(Identified cost $245,723,083)...........................   241,624,201
--------------------------------------------------------------------------

Foreign Stocks -- 3.29%
--------------------------------------------------------------------------
Crude & Petroleum -- 0.56%
--------------------------------------------------------------------------
Royal Dutch Petroleum Company
  (ADR) ...................................      24,600       1,433,442
Manufacturing -- 2.73%
--------------------------------------------------------------------------
Tyco International Ltd. ...................     126,700       6,905,150
                                                           ------------
Total Foreign Stocks
(Identified cost $8,090,584).............................     8,338,592
--------------------------------------------------------------------------

Repurchase Agreement -- 1.31%
--------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 3.45% due 07/02/01
  Maturity Value $3,304,950
  Collateral: GNMA $2,875,000,
  7.00% due 03/15/27,
  Value $2,834,271 and GNMA
  $570,000, 7.375% due 01/20/25,
  Value $561,628 .......................... $3,304,000        3,304,000
                                                           ------------
Total Repurchase Agreement
(Identified cost $3,304,000).............................     3,304,000
--------------------------------------------------------------------------

Total Investments
(Identified cost $257,117,667)...........................
                                                           $253,266,793
Other Assets Less Liabilities -- (0.07)% ................      (182,335)
                                                           ------------
Net Assets -- 100% ....................................... $253,084,458
--------------------------------------------------------------------------


(a) Non-income producing security.
(ADR) American Depository Receipt.
(SPDR) Standard & Poors Depository Receipt.


See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                     Enterprise Government Securities Fund
                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------



TCW Investment Management Company
Los Angeles, California


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


TCW Investment Management Company ("TCW"), a wholly owned subsidiary of TCW Group, Inc., became subadviser of the Enterprise Government Securities Fund on May 1, 1992. TCW Group, Inc. manages approximately $74.7 billion for institutional clients, and its normal investment minimum is $35 million.


Investment Objective


The objective of the Enterprise Government Securities Fund is to seek current income and safety of principal.


Investment Strategies


The Government Securities Fund invests primarily in securities that are obligations of the U.S. Government, its agencies or instrumentalities. The Fund's investments may include securities issued by the U.S. Treasury, such as treasury bills, treasury notes and treasury bonds. In addition, the Fund may invest in securities that are issued or guaranteed by agencies and instrumentalities of the U.S. Government. Securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Securities issued by the Government National Mortgage Association ("GNMA Certificates") are examples of full faith and credit securities. Agencies or instrumentalities whose securities are not backed by the full faith and credit of the United States include the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corp. (Freddie
Mac). To a limited extent, the Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMO's"). The Fund may concentrate from time to time in different U.S. Government securities in order to obtain the highest available level of current income and safety of principal.


First Half 2001 Performance Review


Treasury yields fell briefly to a two-year low in early January on reports of economic weakness and plummeting equity values. In an attempt to avoid a recession, the Fed lowered interest rates faster over the last six months than at any other time in the last decade. The Fed's first 0.50 percent rate cut of the year took the market by surprise on January 3. The second rate cut on January 31, however, was widely anticipated. In addition to these two interest rate cuts, the Federal Reserve implemented three additional 0.50 percent rate reductions in March, April and May and a 0.25 percent rate cut in June.


The two-year U.S. Treasury, which is highly sensitive to expectations about Fed policy, began the year at 5.10 percent, and then drifted lower to bottom out at
3.90 percent on June 22. News of unexpected economic strength coupled with disappointment over the size of the June rate cut drove the yield on the two-year Treasury up 0.35 percent in the final week of June. As a result, the two-year closed at 4.24 percent on June 29, 0.85 percent below its close at the end of last year. Yields on longer maturities bottomed out in March, and then rose when monetary policy ignited inflationary fears among bond investors. The 10-year U.S. Treasury, the benchmark for the mortgage sector, fell to 4.76 percent in March and then peaked at 5.52 percent two months later. The 30-year U.S. Treasury, which is most sensitive to inflationary expectations, bottomed at 5.26 percent in March and then peaked at 5.91 percent in mid May. As the economy's inflationary prospects improved in late May and early June, yields on these long Treasuries declined. However, the widespread sell-off in the Treasury market at quarter end caused yields on both 10- and 30-year Treasuries to rise. By the close of trading on June 29, yields stood at 5.41 percent and
5.76 percent, 0.30 percent above their close on December 29, 2000.


The yield curve steepened as short Treasury yields fell and long Treasury yields rose. The spread between the two-year U.S. Treasury and the 30-year U.S. Treasury widened from 0.365 percent on December 29 to 1.52 percent on June 29. Yields on short treasuries declined in anticipation of further easing by the Fed, while yields on longer treasuries rose in anticipation of an increase in inflationary pressures. The U.S. economy's mixed performance in the first half of 2001 led to an increase in bond market uncertainty and volatility. Weakness in the manufacturing sector continued



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------

to dampen economic growth although some evidence of economic strength appeared at the end of June. Durable goods orders, retail sales, housing, and consumer confidence posted increases and the Index of Leading Economic Indicators rose more in May than in any other month in the last 18 months, suggesting that the economy may pick up by the end of the year.


GNMAs outperformed both Freddie Mac and Fannie Mae in the first half of the year. In most cases, the returns of the premium coupons exceeded those of the discounts and par coupons, consistent with the increase in interest rates at the long end of the curve. Spreads between mortgages and treasuries tightened in most sub-sectors during the period under review.


Future Investment Strategy


TCW remains optimistic in its outlook for mortgage returns in the coming months. Spreads between mortgages and treasuries remain above historical norms. Short-term interest rates have fallen over 2 percent since the beginning of the year and the economy remains weak. Therefore, the potential for a significant increase in refinancing and prepayment activity persists, and TCW remains diligent in its effort to reduce exposure to prepayment risk. The Fund continues to invest in discounts and structured product (CMO's) to enhance the call protection and convexity of portfolios. TCW anticipates brief periods of under-performance with its investment strategy during periods of rising rates, such as this past review period, when the prices of discount coupons and CMO's respond more rapidly to rising interest rate levels than other types of mortgage securities. However, TCW's emphasis on call protection and convexity has historically added value to the Fund's investment returns over the interest rate cycle and therefore remains a cornerstone of TCW's investment strategy.


Although government securities may be guaranteed as to the timely payment of principal and internet, fund shares are not insured and their value will fluctuate based on market conditions.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.




                                   [GRAPHIC]
                            www.enterprisefunds.com

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                     Enterprise Government Securities Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount          Value
U.S. Government & Agency Obligations -- 88.48%
-------------------------------------------------------------------------
Fannie Mae -- 23.13%
-------------------------------------------------------------------------
5.50%, due 01/01/09 ..................... $1,102,735       $  1,088,557
5.50%, due 02/01/09 .....................  3,474,722          3,453,391
5.50%, due 02/01/09 .....................  2,341,500          2,311,395
6.50%, due 02/01/09 .....................     79,213             80,693
5.50%, due 06/01/09 .....................  2,303,741          2,284,493
5.00%, due 04/01/11 .....................  2,664,633          2,563,474
7.00%, due 03/01/14 .....................    957,739            973,829
8.00%, due 11/01/16 .....................  1,585,761          1,659,105
6.50%, due 08/01/19 .....................  6,058,785          6,021,287
10.00%, due 07/01/20 ....................    122,769            133,019
10.00%, due 07/01/20 ....................    130,257            141,133
9.50%, due 08/01/20 .....................    375,041            405,132
9.50%, due 10/01/20 .....................    518,039            559,602
6.00%, due 11/01/28 .....................  3,359,340          3,245,677
6.00%, due 11/01/28 .....................  6,572,454          6,350,075
7.00%, due 11/01/30 .....................  6,348,902          6,384,047
                                                           ------------
                                                             37,654,909
Freddie Mac Participation Certificates -- 18.13%
-------------------------------------------------------------------------
7.00%, due 09/01/17 .....................    980,074            992,348
7.00%, due 10/01/17 .....................  1,291,645          1,307,822
10.00%, due 10/01/18 ....................    571,599            620,185
10.00%, due 07/01/20 ....................    883,229            959,132
10.00%, due 10/01/20 ....................    337,726            368,535
9.00%, due 10/01/22 .....................    866,392            927,297
6.50%, due 02/01/31 .....................  7,768,729          7,656,661
6.50%, due 03/01/31 .....................  5,975,574          5,889,374
6.50%, due 05/01/31 .....................  3,996,689          3,939,035
6.00%, due 12/31/31 .....................  7,000,000          6,842,500
                                                           ------------
                                                             29,502,889
Federal Housing Administration -- 7.54%
-------------------------------------------------------------------------
7.75%, due 05/01/18 .....................  5,845,110          5,888,948
8.70%, due 12/01/27 .....................  2,510,466          2,555,380
6.75%, due 11/01/28 .....................  2,147,254          2,101,625
7.18%, due 02/20/29 .....................  1,739,177          1,721,785
                                                           ------------
                                                             12,267,738
Government National Mortgage Association -- 37.40%
-------------------------------------------------------------------------
9.00%, due 08/15/16 .....................      3,486              3,778
7.00%, due 12/15/27 .....................  3,053,152          3,086,980
6.50%, due 08/15/28 .....................  1,233,591          1,222,236
6.50%, due 02/20/29 .....................  8,100,079          7,986,300
6.50%, due 05/15/29 .....................  4,489,674          4,445,915
7.00%, due 06/15/29 .....................  3,569,555          3,603,688
7.00%, due 10/15/29 .....................  4,601,099          4,645,095
6.50%, due 04/20/31 ..................... 16,934,318         16,691,304
7.00%, due 10/15/33 ..................... 14,548,312         14,908,497
5.95%, due 11/15/33 .....................  4,451,775          4,278,962
                                                           ------------
                                                             60,872,755


                                               Number
                                             of Shares
                                            or Principal
                                               Amount          Value
U.S. Treasury Notes -- 2.28%
-------------------------------------------------------------------------
U.S. Treasury Note 6.50%, due
  08/15/05 .............................. $3,500,000       $  3,705,727
                                                           ------------
Total U.S. Government &
Agency Obligations
(Identified cost $143,564,952)............................  144,004,018
-------------------------------------------------------------------------

Collateralized Mortgage Obligations -- 3.90%
-------------------------------------------------------------------------
Chase Mortgage Finance Corporation
  1.00%, due 05/25/28 (v) ...............  3,386,325          2,875,130
Fannie Mae Series 1994-10 Class M
  6.50%, due 06/25/23 ...................    250,983            252,463
Freddie Mac Series 1552 Class YA
  11.40%, due 08/15/23 (v) ..............  1,246,285          1,154,177
Freddie Mac Series 1634 Class SB
  8.80%, due 12/15/23 (v) ...............  2,222,727          2,071,759
                                                           ------------
Total Collateralized Mortgage Obligations
(Identified cost $5,929,083)..............................    6,353,529
-------------------------------------------------------------------------

Corporate Bonds -- 5.02%
-------------------------------------------------------------------------
PNC Mortgage Securities Corporation
  6.25%, due 02/25/14 ...................  2,987,039          3,007,978
PNC Mortgage Securities Corporation
  Series 1998-5 6.625%, due 07/25/28.....  1,538,800          1,566,683
Structured Asset Securities Corporation
  6.75%, due 03/25/29 ...................  3,602,131          3,596,115
                                                           ------------
                                                              8,170,776
                                                           ------------
Total Corporate Bonds
(Identified cost $8,135,668)..............................    8,170,776
-------------------------------------------------------------------------

Commercial Paper -- 0.92%
-------------------------------------------------------------------------
American General Corporation
  3.73%, due 07/05/01 ...................  1,500,000          1,499,378
                                                           ------------
Total Commercial Paper
(Identified cost $1,499,378)..............................    1,499,378
-------------------------------------------------------------------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------


                                         Number
                                       of Shares
                                      or Principal
                                         Amount        Value
Repurchase Agreements -- 5.22%
-----------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement 3.45%, due 07/02/01,
  Maturity Value $8,489,440
  Collateral: GNMA, $8,835,000,
  7.50% due 04/15/30 Value
  $8,713,519........................  $8,487,000    $8,487,000
                                                    ----------
Total Repurchase Agreements
(Identified cost $8,487,000)....................     8,487,000
--------------------------------------------------------------


                                               Value
Total Investments
(Identified cost $167,616,081).........    $168,514,701
Other Assets Less Liabilities -- (3.54)%     (5,755,622)
                                           ------------
Net Assets -- 100% ....................    $162,759,079
-------------------------------------------------------

(v) Variable interest rate security; interest rate is as of June 30, 2001.



See notes to financial statements.




                                   [GRAPHIC]
                            www.enterprisefunds.com


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                        Enterprise High-Yield Bond Fund
                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------



Caywood-Scholl Capital Management
San Diego, California


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


Caywood-Scholl Capital Management ("Caywood-Scholl") has been subadviser to the Enterprise High-Yield Bond Fund since its inception in 1987. Caywood-Scholl manages approximately $1.5 billion for institutional clients, and its normal investment minimum is $3 million.


Investment Objective


The objective of the Enterprise High-Yield Bond Fund is to seek maximum current income.


Investment Strategies


The High-Yield Bond Fund invests primarily in high-yield, income-producing U.S. corporate bonds rated B3 to Ba1 by Moody's Investors Service, Inc. ("Moody's") or B- to BB+ by Standard & Poor's corporation ("S & P"), which are commonly known as "junk bonds." The Fund's investments are selected by the subadviser after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the subadviser identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative value in relation to the high-yield market. Companies near or in bankruptcy are not considered for investment. The Fund does not purchase bonds, which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the subadviser have characteristics of such lower-grade bonds. Should an investment be subsequently downgraded to Ca or lower or CC or lower, the subadviser has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20 percent of the Fund's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the subadviser, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income producing cash equivalents.


First Half 2001 Performance Review


The economy's vulnerable condition was evident during the first half as company after company guided down expectations due to soft demand and a lack of future operating performance visibility. These cautionary projections motivated portfolio managers to continue in the upgrading of their portfolios. As a result, double B-rated and high quality single B-rated issues experienced strong demand. Industries such as energy, gaming and healthcare outperformed due to their strong fundamentals and the high level of predictability of near term cash flows.


In the later part of April, the Fed unexpectedly cut interest rates setting in motion a month long rally in high-yield. The rally was in full swing for much of May, resulting in an impressive 1.92 percent monthly return as measured by the Merrill Lynch High-Yield Cash Pay Index. Even the previously shunned telecommunication sector enjoyed some degree of support. Unfortunately, in June the market weakened as new issue supply overtook demand. To attract new buyers, issuers were forced to offer more attractive terms causing in portions of the market being re-priced. As the month came to a close, investors again began to worry about earnings, or lack thereof.


Underlying the volatility of the high-yield market are several notable themes:
1) the high-yield market is distinctly tiered by credit quality, 2) mutual fund flows and market technicals suggest credit quality has bottomed out or is near bottoming out, 3) fallen angels are distorting the market and 4) the telecommunications sector has been given up for dead.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------

Beginning in mid-2000 the high-yield market began to segregate itself into two distinct markets. One market consisted of higher quality BB and single B-rated issues, mostly from larger capitalized non-cyclical issuers. This market was of average liquidity and Caywood-Scholl typically found market conditions that facilitated sellers rather than buyers. The other market consisted of a wide variety of distressed credits; including fallen angels, small issuers, most telecommunication and steel issuers and a variety of other "problem" credits. This market was characterized by low liquidity and a great deal of volatility. This segregation continues to persist into the third quarter of 2001. Caywood-Scholl does not see a near-term catalyst to cure the market's bifurcation. Greater access to capital would, however, be a good start to improving the overall liquidity within the distressed portion of the market.


The high-yield market has been anticipating the bottoming of the credit cycle for several quarters. It is at the bottom of the cycle when the market offers the maximum value to investors. In anticipation of the bottom, Caywood-Scholl has seen mutual fund flows turn positive as investors seek relative value within the capital markets. Investor behavior is clearly anticipatory as the domestic high yield default rate has continued to climb during the first half of the year. According to First Boston, the trailing 12-month domestic default rate is 7.5 percent. Most market participants believe the economy is near the peak in defaults. This optimism is predicated on the lag effect of the six interest rate cuts instituted by the Fed since the beginning of the year. Also, the distress ratio, percentage of issuers selling at yields of 10 percent or more above US treasuries, which tends to be a predictive indicator of default trends has eased from a high of 32 percent late last year to 23 percent by mid-June.


Fallen angels present a true riddle to the market. In recent history they have afforded both opportunity for success, such as Columbia HCA Healthcare Corp., J.C. Penney Company and Waste Management Inc. and for disaster, such as Comdisco Inc., Finova and Pacific Gas & Electric Company. For the vast majority of the fallen angel cases the juries are still out, and therein lies the problem. Many of these companies have large capitalizations relative to their high-yield peers. Thus the fallen angels exercise significant influence on many of the indices. For example, fallen angels comprise over 9.0 percent of the Merrill Lynch High-Yield Index. Despite their large issuance size, these issues can be highly illiquid due to their present holders unwillingness to take losses and Wall Street's reluctance to create liquidity in these names. Lastly, unraveling these credits is a complex process, given the lack of disclosure, the potential for assets sales or divestitures to reduce bank debt and the precarious position of some banks.


Lastly, the widely documented fall of the emerging telecommunication companies represents a black eye for the high-yield market. According to a recent Wall Street study, 85 percent of all high-yield wire-line telecommunication issuers have bonds trading below $50. Given that at the beginning of the year this segment of the high-yield market represented over 10 percent of most broad high-yield indices, their demise has been particularly painful for the market. The good news is many of these telecommunication bankruptcies and market devaluation are in the past, therefore this sector's depressing effects may be greatly diminished in future periods.


Future Investment Strategy


The first half of 2001 has been characterized by a great deal of uncertainty that has manifested itself into greater than normal volatility in most asset classes. Despite this the high-yield market has been one of the best performing asset classes during the period. Caywood-Scholl maintains that value eventually rises to the surface. Caywood-Scholl believes the upper quality sector of the high-yield market represents value. Accordingly, the Enterprise High-Yield Bond Fund is conservatively positioned within this portion of the market as to minimize volatility while capturing a good portion of the market potential upside.


There are specific risks associated with the types of bonds held in the Fund, which include defaults by the issuer, market valuation, and interest rate sensitivity.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                        Enterprise High-Yield Bond Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------


                                                Number
                                              of Shares
                                             or Principal
                                                Amount          Value
Domestic Corporate Bonds -- 79.48%
---------------------------------------------------------------------------
Aerospace -- 0.36%
---------------------------------------------------------------------------
BE Aerospace Inc.
  8.875%, due 05/01/11 (144A) ............ $  200,000       $    198,000
United Air Lines Inc.
  10.25%, due 07/15/21 ...................    200,000            198,336
                                                            ------------
                                                                 396,336
Apparel & Textiles -- 0.75%
---------------------------------------------------------------------------
Fruit of the Loom Inc.
  8.875%, due 04/15/06 (b) ...............    300,000             18,000
Levi Strauss & Company
  7.00%, due 11/01/06 ....................    400,000            304,000
Levi Strauss & Company
  11.625%, due 01/15/08 ..................    575,000            517,500
                                                            ------------
                                                                 839,500
Automotive -- 1.99%
---------------------------------------------------------------------------
Avis Group Holdings Inc.
  11.00%, due 05/01/09 ...................    750,000            837,187
Budget Group Inc.
  9.125%, due 04/01/06 ...................    700,000            280,000
Navistar International Corporation
  9.375%, due 06/01/06 (144A) ............    650,000            659,750
Sonic Automotive Inc. (Series B)
  11.00%, due 08/01/08 ...................    450,000            438,750
                                                            ------------
                                                               2,215,687
Banking -- 0.60%
---------------------------------------------------------------------------
Western Financial Savings Bank Orange
  California 8.50%, due 07/01/03 .........    200,000            195,000
Western Financial Savings Bank Orange
  California 8.875%, due 08/01/07 ........    500,000            474,375
                                                            ------------
                                                                 669,375
Broadcasting -- 5.38%
---------------------------------------------------------------------------
Echostar DBS Corporation
  9.375%, due 02/01/09 ...................  1,400,000          1,372,000
Fox Family Worldwide Inc.
  0%/10.25%, due 11/01/07 (c) ............    450,000            398,250
Fox Family Worldwide Inc.
  9.25%, due 11/01/07 ....................  1,250,000          1,262,500
Fox Sports Networks LLC
  0%/9.75%, due 08/15/07 (c) .............  1,900,000          1,805,000
Lin Television Corporation
  8.00%, due 01/15/08 (144A) .............    500,000            482,500
Sinclair Broadcast Group Inc.
  8.75%, due 12/15/07 ....................    700,000            666,750
                                                            ------------
                                                               5,987,000
Building & Construction -- 2.21%
---------------------------------------------------------------------------
American Standard Inc.
  7.375%, due 02/01/08 ...................    250,000            246,875
Building Materials Corporation
  America 7.75%, due 07/15/05 ............    350,000            213,500


                                                Number
                                              of Shares
                                             or Principal
                                                Amount          Value
Integrated Electrical Services
  9.375%, due 02/01/09 ................... $1,400,000       $  1,372,000
Nortek Inc.
  8.875%, due 08/01/08 ...................    400,000            385,000
Nortek Inc. (Series B)
  9.125%, due 09/01/07 ...................    250,000            245,000
                                                            ------------
                                                               2,462,375
Business Services -- 1.08%
---------------------------------------------------------------------------
United Rentals Inc. (Series B)
  8.80%, due 08/15/08 ....................  1,100,000          1,006,500
Xerox Corporation
  7.20%, due 04/01/16 ....................    300,000            192,000
                                                            ------------
                                                               1,198,500
Cable -- 5.33%
---------------------------------------------------------------------------
Adelphia Communications Corporation
  9.50%, due 03/01/05 ....................    200,000            197,500
Adelphia Communications Corporation
  8.375%, due 02/01/08 ...................    450,000            411,750
Adelphia Communications Corporation
  7.875%, due 05/01/09 ...................    250,000            220,625
Adelphia Communications Corporation
  9.375%, due 11/15/09 ...................    200,000            191,000
Adelphia Communications Corporation
  10.875%, due 10/01/10 ..................    250,000            253,125
Adelphia Communications Corporation
  (Series B) Zero coupon/11.467%,
  due 01/15/08 (c) .......................    600,000            280,500
Charter Communication Holdings
  8.25%, due 04/01/07 ....................  1,750,000          1,658,125
Charter Communication Holdings
  8.625%, due 04/01/09 ...................  1,250,000          1,187,500
Charter Communications Holdings
  10.75%, due 10/01/09 ...................    200,000            210,500
Mediacom LLC/Capital Corporation
  9.50%, due 01/15/13 (144A) .............    650,000            624,000
Mediacom LLC/Mediacom Capital
  Corporation (Series B) 8.50%, due
  04/15/08 ...............................    750,000            697,500
                                                            ------------
                                                               5,932,125
Chemicals -- 0.32%
---------------------------------------------------------------------------
Huntsman Polymers Corporation
  11.75%, due 12/01/04 ...................    250,000            181,250
Pioneer Americas Acquisition
  Corporation (Series B) 9.25%, due
  06/15/07 (b) ........................... $  550,000            173,250
                                                            ------------
                                                                 354,500
Communications -- 0.70%
---------------------------------------------------------------------------
Globalstar Telecommunications (Wts)
  (a) (144A) .............................        700                 --
Level 3 Communications Inc. 6.00%,
  due 03/15/10 ........................... $  800,000            182,000
Loral Space & Communication Ltd.
  0%/12.50%, due 01/15/07 (c) ............  1,650,000            594,000


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------

                                                Number
                                              of Shares
                                             or Principal
                                                Amount          Value
Loral Space & Communication Ltd.
  (Wts) (a) ..............................        850       $      1,123
                                                            ------------
                                                                 777,123
Computer Software -- 0.04%
--------------------------------------------------------------------------
North Point Communications
  12.875%, due 02/15/10 (b) ..............   $950,000             42,750
Verado Holdings Inc. (Wts) ...............        500                839
                                                            ------------
                                                                  43,589
Consumer Products -- 3.58%
--------------------------------------------------------------------------
Chattem Inc. (Series B)
  8.875%, due 04/01/08 ...................   $484,000            445,280
Corning Consumer Products Company
  (Series B) 9.625%, due 05/01/08 ........    400,000             64,000
Elizabeth Arden Inc.
  11.75%, due 02/01/11 ...................    600,000            637,500
French Fragrances Inc. (Series B)
  10.375%, due 05/15/07 ..................    550,000            540,375
French Fragrances Inc. (Series D)
  10.375%, due 05/15/07 ..................    150,000            147,375
Scotts Company
  8.625%, due 01/15/09 ...................    400,000            404,000
Sealy Mattress Company
  9.875%, due 12/15/07 (144A) ............    300,000            296,250
Sealy Mattress Company (Series B)
  0%/10.875%, due 12/15/07 (c) ...........  1,750,000          1,448,125
                                                            ------------
                                                               3,982,905
Containers/Packaging -- 0.86%
--------------------------------------------------------------------------
Owens Illinois Inc.
  8.10%, due 05/15/07 ....................   350,000             262,500
Owens Illinois Inc.
  7.35%, due 05/15/08 ....................   950,000             693,500
                                                            ------------
                                                                 956,000
Crude & Petroleum -- 0.92%
--------------------------------------------------------------------------
Premcor Refining Group Inc.
  8.875%, due 11/15/07 ...................   600,000             456,000
Premcor USA Inc. (Series B)
  10.875%, due 12/01/05 ..................   700,000             567,000
                                                            ------------
                                                               1,023,000
Drugs & Medical Products -- 0.90%
--------------------------------------------------------------------------
King Pharmaceuticals Inc.
  10.75%, due 02/15/09 ...................   917,000             999,530
Electrical Equipment -- 1.05%
--------------------------------------------------------------------------
BRL Universal Equipment
  8.875%, due 02/15/08 ................... 1,150,000           1,173,000
Electronics -- 0.00%
--------------------------------------------------------------------------
Axiohm Transaction Solutions
  9.75%, due 10/01/07 (b) ................   500,000                  --


                                                Number
                                              of Shares
                                             or Principal
                                                Amount          Value
Energy -- 4.32%
--------------------------------------------------------------------------
Calpine Canada Energy Finance
  8.50%, due 05/01/08 .................... $ 500,000        $    487,479
Calpine Corporation
  7.75%, due 04/15/09 ....................   800,000             758,000
Calpine Corporation
  8.625%, due 08/15/10 ................... 1,000,000             967,739
CMS Energy Corporation
  7.50%, due 01/15/09 ....................   950,000             878,909
Cogentrix Energy Inc.
  8.75%, due 10/15/08 ....................   650,000             672,750
Ocean Energy Inc. (Series B)
  8.375%, due 07/01/08 ...................   650,000             672,750
Petroleos Mexicano
  9.375%, due 12/02/08 ...................   350,000             375,375
                                                            ------------
                                                               4,813,002
Entertainment & Leisure -- 0.23%
--------------------------------------------------------------------------
Mohegan Tribal Gaming Authority
  8.75%, due 01/01/09 ....................   250,000             256,875
Fiber Optics -- 0.87%
--------------------------------------------------------------------------
Metromedia Fiber Network Inc.
  10.00%, due 11/15/08 ...................   500,000             190,000
Metromedia Fiber Network Inc.
  10.00%, due 12/15/09 ...................   750,000             285,000
Williams Communications Corporation
  10.70%, due 10/01/07 ...................   450,000             184,500
Williams Communications Group
  11.70%, due 08/01/08 ...................   750,000             311,250
                                                            ------------
                                                                 970,750
Finance -- 0.71%
--------------------------------------------------------------------------
Pemex Project
  9.125%, due 10/13/10 (144A) ............   750,000             794,063
Food, Beverages & Tobacco -- 2.66%
--------------------------------------------------------------------------
Canandaigua Brands Inc.
  8.625%, due 08/01/06 ...................   550,000             556,875
NBTY Inc. (Series B)
  8.625%, due 09/15/07 ...................   750,000             706,875
Premium Standard Farms Inc.
  9.25%, due 06/15/11 (144A) .............   350,000             345,625
Stater Brothers Holdings Inc.
  10.75%, due 08/15/06 ...................   950,000             897,750
Twin Laboratories Inc.
  10.25%, due 05/15/06 ...................   260,000              96,525
Winn Dixie Stores Inc.
  8.875%, due 04/01/08 ...................   350,000             354,375
                                                            ------------
                                                               2,958,025
Gaming -- 2.09%
--------------------------------------------------------------------------
Boyd Gaming Corporation
  9.50%, due 07/15/07 ....................   275,000             267,438
Circus Circus Enterprises Inc.
  9.25%, due 12/01/05 ....................   600,000             610,500
Mirage Resorts Inc.
  6.75%, due 08/01/07 ....................   450,000             433,189

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------

                                                Number
                                              of Shares
                                             or Principal
                                                Amount          Value
Station Casinos Inc.
  9.875%, due 07/01/10 ...................  $500,000        $    518,125
Trump Atlantic City Associates
  11.25%, due 05/01/06 ...................   750,000             498,750
                                                            ------------
                                                               2,328,002
Health Care -- 1.44%
--------------------------------------------------------------------------
Columbia/HCA Healthcare
  Corporation 7.25%, due 05/20/08 ........   250,000             243,040
Dade International Inc. (Series B)
  11.125%, due 05/01/06 ..................   500,000              57,500
Healthsouth Corporation
  8.50%, due 02/01/08 ....................   750,000             759,079
Healthsouth Corporation
  10.75%, due 10/01/08 ...................   500,000             540,000
                                                            ------------
                                                               1,599,619
Hotels & Restaurants -- 7.51%
--------------------------------------------------------------------------
Felcor Lodging Limited Partnership
  8.50%, due 06/01/11 (144A) .............   700,000             668,500
Foodmaker Corporation (Series B)
  9.75%, due 11/01/03 ....................   200,000             203,533
Foodmaker Inc.
  8.375%, due 04/15/08 ................... 1,200,000           1,179,000
Hammon (John Q.) Hotels
  8.875%, due 02/15/04 ...................   250,000             246,250
Host Marriot
  8.375%, due 02/15/06 ...................   250,000             244,375
Mandalay Resort Group
  10.25%, due 08/01/07 ...................   700,000             733,250
Meristar Hospitality Corporation
  9.125%, due 01/15/11 (144A) ............ 1,050,000           1,057,875
MGM Grand Inc.
  9.75%, due 06/01/07 ....................   900,000             960,750
MGM Mirage Inc.
  8.50%, due 09/15/10 .................... 1,100,000           1,141,042
Park Place Entertainment Corporation
  8.125%, due 05/15/11 (144A) ............ 1,000,000             982,500
Sbarro Inc.
  11.00%, due 09/15/09 ...................   280,000             288,750
Station Casinos Inc.
  8.875%, due 12/01/08 ...................   650,000             650,000
                                                            ------------
                                                               8,355,825
Machinery -- 0.89%
--------------------------------------------------------------------------
Columbus McKinnon Corporation
  8.50%, due 04/01/08 ....................   500,000             452,500
Flowserve Corporation
  12.25%, due 08/15/10 ...................   500,000             535,000
                                                            ------------
                                                                 987,500
Manufacturing -- 1.27%
--------------------------------------------------------------------------
Briggs & Straton
  8.875%, due 03/15/11 (144A) ............ 1,400,000           1,414,000
Medical Instruments -- 1.16%
--------------------------------------------------------------------------
Charles River Labs Inc.
  13.50%, due 10/01/09 ................... $ 243,750             283,969


                                                Number
                                              of Shares
                                             or Principal
                                                Amount          Value
Charles River Labs Inc. (Wts) (a)
  (144A) .................................       350        $     73,841
Fisher Scientific International Inc.
  9.00%, due 02/01/08 .................... $ 950,000             935,750
                                                            ------------
                                                               1,293,560
Medical Services -- 2.74%
--------------------------------------------------------------------------
Beverly Enterprises Inc.
  9.625%, due 04/15/09 (144A) ............   700,000             717,500
Davita Inc.
  9.25%, due 04/15/11 (144A) .............   400,000             408,000
Lifepoint Hospitals Holdings Inc.
  10.75%, due 05/15/09 ...................   250,000             272,500
Tenet Healthcare Corporation
  9.25%, due 09/01/10 ....................    50,000              56,375
Triad Hospitals
  8.75%, due 05/01/09 (144A) .............   150,000             152,625
Triad Hospitals Holdings Inc.
  11.00%, due 05/15/09 ...................   600,000             646,500
Warner Chilcott Inc.
  12.625%, due 02/15/08 ..................   750,000             802,500
                                                            ------------
                                                               3,056,000
Oil Services -- 4.58%
--------------------------------------------------------------------------
Chesapeake Energy Corporation
  8.125%, due 04/01/11 (144A) ............ 1,100,000           1,028,500
EOTT Energy Partners LP
  11.00%, due 10/01/09 ...................   250,000             267,500
Forest Oil Corporation
  8.00%, due 06/15/08 (144A) .............   550,000             536,250
Grant Prideco Inc.
  9.625%, due 12/01/07 (144A) ............   600,000             619,500
Key Energy Services Inc.
  8.375%, due 03/01/08 (144A) ............   500,000             505,000
Nuevo Energy Company
  9.50%, due 06/01/08 ....................   800,000             804,000
Pioneer Natural Resources Company
  9.625%, due 04/01/10 ...................   900,000             986,221
Trico Marine Services Inc.
  8.50%, due 08/01/05 ....................   350,000             346,500
                                                            ------------
                                                               5,093,471
Pharmaceuticals -- 0.69%
--------------------------------------------------------------------------
AdvancePCS
  8.50%, due 04/01/08 ....................   750,000             765,000
Printing & Publishing -- 0.20%
--------------------------------------------------------------------------
Nebraska Book Company Inc.
  8.75%, due 02/15/08 ....................   250,000             226,250
Publishing -- 0.25%
--------------------------------------------------------------------------
Primedia Incorporated
  8.875%, due 05/15/11 (144A) ............   300,000             277,500
Retail -- 4.32%
--------------------------------------------------------------------------
Boyds Collection Ltd.
  9.00%, due 05/15/08 ....................   200,000             201,000


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------


                                              Number
                                            of Shares
                                           or Principal
                                              Amount          Value
Buhrmann U.S. Inc.
  12.25%, due 11/01/09 .................  $550,000        $    541,750
Cole National Group Inc.
  8.625%, due 08/15/07 ................. 1,050,000             971,250
K Mart Corporation
  9.375%, due 02/01/06 .................   400,000             390,244
K Mart Corporation
  9.875%, due 06/15/08 (144A) .......... 1,800,000           1,751,272
Penney (JC) Company Inc.
  7.125%, due 11/15/23 .................   250,000             192,958
Penney (JC) Company Inc.
  7.65%, due 08/15/16 ..................   400,000             316,028
Penney (JC) Company Inc.
  8.25%, due 08/15/22 ..................   550,000             450,225
                                                          ------------
                                                             4,814,727
Semiconductors -- 0.56%
------------------------------------------------------------------------
Amkor Technology Inc.
  9.25%, due 05/01/06 ..................   650,000             627,250
Telecommunications -- 7.76%
------------------------------------------------------------------------
Crown Castle International
  Corporation 0%/10.625%, due
  11/15/07 (c) ......................... 1,250,000             975,000
Crown Castle International
  Corporation 9.00%, due 05/15/11 ......   500,000             442,500
Crown Castle International
  Corporation 9.375%,
  due 08/01/11 (144A) .................. $ 750,000             676,875
E. Spire Communications Inc.
  (Wts) (a) (144A) .....................       800                  --
Global Crossings Holdings Ltd.
  9.625%, due 05/15/08 ................. $ 400,000             316,000
Intermedia Communications Inc.
  (Series B) 0%/11.25%,
  due 07/15/07 (c) .....................   350,000             308,000
Intermedia Communications Inc.
  (Series B) 8.50%, due 01/15/08 .......   600,000             588,000
Level 3 Communications Inc.
  11.00%, due 03/15/08 .................   100,000              44,000
Level 3 Communications Inc.
  6.00%, due 09/15/09 ..................   700,000             179,375
McLeodUSA Inc.
  0%/10.50%, due 03/01/07 (c) ..........   625,000             331,250
McLeodUSA Inc.
  11.375%, due 01/01/09 ................ 1,300,000             819,000
McLeodUSA Inc.
  8.125%, due 02/15/09 .................   350,000             185,500
Nextel Communications
  0%/10.65%, due 09/15/07 (c) .......... 1,100,000             776,875
Nextel Communications
  0%/9.75%, due 10/31/07 (c) ...........   900,000             599,625
Nextel Communications
  0%/9.95%, due 02/15/08 (c) ...........   650,000             406,250
Nextlink Communications
  0%/9.45%, due 04/15/08 (c) ........... 1,100,000             198,000


                                              Number
                                            of Shares
                                           or Principal
                                              Amount          Value
Nextlink Communications
  10.75%, due 11/15/08 ................. $ 350,000        $    112,000
Panamsat Corporation
  6.375%, due 01/15/08 .................   300,000             267,098
Pathnet Inc.
  12.25%, due 04/15/08 ................. $ 250,000              17,500
Pathnet Inc. (Wts) (a) (d) (144A) ......       250                  --
RCN Corporation
  10.00%, due 10/15/07 ................. $ 250,000             105,000
RCN Corporation
  0%/11.125%, due 10/15/07 (c) .........   350,000             105,000
RCN Corporation
  10.125%, due 01/15/10 ................   200,000              82,000
Telecorp PCS Inc.
  10.625%, due 07/15/10 ................   650,000             611,000
Time Warner Telecom Inc.
  10.125%, due 02/01/11 ................   550,000             495,000
                                                          ------------
                                                             8,640,848
Textiles -- 1.32%
------------------------------------------------------------------------
Phillips Van Heusen Corporation
  9.50%, due 05/01/08 .................. 1,000,000           1,020,000
Polymer Group Inc. (Series B)
  9.00%, due 07/01/07 ..................   700,000             259,000
Westpoint Stevens Inc.
  7.875%, due 06/15/08 .................   500,000             187,500
                                                          ------------
                                                             1,466,500
Transportation -- 0.45%
------------------------------------------------------------------------
Teekay Shipping Corporation
  8.875%, due 07/15/11 (144A) ..........   500,000             505,000
Utilities -- 2.76%
------------------------------------------------------------------------
AES Corporation
  9.50%, due 06/01/09 ..................   650,000             663,000
AES Corporation
  9.375%, due 09/15/10 .................   400,000             404,000
AES Corporation
  8.875%, due 02/15/11 .................   250,000             244,375
Azurix Corporation
  10.375%, due 02/15/07 ................   700,000             707,000
Ferrellgas Partners LP (Series B)
  9.375%, due 06/15/06 .................   900,000             904,500
Midland Cogeneration Venture
  (Series C-91) 10.33%, due 07/23/02....    71,802              73,238
Midland Funding Corporation
  (Series C-94) 10.33%, due 07/23/02....    77,315              78,861
                                                          ------------
                                                             3,074,974
Waste Management -- 2.39%
------------------------------------------------------------------------
Allied Waste North America Inc.
  7.625%, due 01/01/06 .................   650,000             642,687
Allied Waste North America Inc.
  7.875%, due 01/01/09 .................   600,000             586,500
Allied Waste North America Inc.
  10.00%, due 08/01/09 .................   500,000             513,750

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

      -------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

      -------------------------------------------------------------------------

                                              Number
                                            of Shares
                                           or Principal
                                              Amount          Value
Allied Waste North America
  Incorporated 8.875%,
  due 04/01/08 (144A) ..................   $650,000       $    667,063
Waste Management Inc.
  7.375%, due 08/01/10 .................    250,000            250,930
                                                          ------------
                                                             2,660,930
Wireless Communications -- 2.24%
------------------------------------------------------------------------
American Tower Corporation
  9.375%, due 02/01/09 (144A) .......... 1,300,000           1,212,250
Leap Wireless International Inc.
  12.50%, due 04/15/10 ................. $ 500,000             330,000
Leap Wireless International Inc. (Wts)
  (a) (144A) ...........................     5,000              10,000
Voicestream Wireless Corporation
  11.50%, due 09/15/09 ................. $ 500,000             573,750
Voicestream Wireless Corporation
  10.375%, due 11/15/09 ................   318,647             363,258
                                                          ------------
                                                             2,489,258
                                                          ------------
Total Domestic Corporate Bonds
(Identified cost $99,684,986).........................      88,479,474
----------------------------------------------------------------------
Convertible Corporate Bonds -- 0.67%
------------------------------------------------------------------------
Telecommunications -- 0.16%
------------------------------------------------------------------------
XO Communications Inc.
  (144A) 5.75%, due 01/15/09 ...........   950,000             185,250
Wireless Communications -- 0.51%
------------------------------------------------------------------------
Nextel Communications
  5.25%, due 01/15/10 ..................   925,000             564,250
                                                          ------------
Total Convertible Corporate Bonds
(Identified cost $1,006,021)..........................         749,500
----------------------------------------------------------------------
Foreign Bonds -- 11.32%
------------------------------------------------------------------------
Apparel & Textiles -- 0.23%
------------------------------------------------------------------------
Reliance Industries Ltd.
  8.25%, due 01/15/27 (144A) ...........   250,000             256,650
Basic Industries -- 1.46%
------------------------------------------------------------------------
Cemex
  12.75%, due 07/15/06 (144A) ..........   900,000           1,089,000
Cemex International Capital Inc.
  9.66%, due 12/29/49 (144A) ...........   500,000             535,000
                                                          ------------
                                                             1,624,000
Broadcasting -- 1.48%
------------------------------------------------------------------------
Rogers Communications Inc.
  9.125%, due 01/15/06 .................   150,000             150,000
Rogers Communications Inc.
  8.875%, due 07/15/07 .................   300,000             297,750
Satelites Mexicanos
  10.125%, due 11/01/04 ................ 1,200,000             804,000
Telewest PLC
  11.00%, due 10/01/07 .................   250,000             210,625


                                              Number
                                            of Shares
                                           or Principal
                                              Amount          Value
TV Azteca
  10.50%, due 02/15/07 (144A) .......... $ 200,000        $    190,326
                                                          ------------
                                                             1,652,701
Cable -- 1.03%
------------------------------------------------------------------------
Telewest Communications
  0%/9.25%, due 04/15/09 (c) ........... 1,750,000             857,500
Telewest Communications
  9.875%, due 02/01/10 .................   350,000             294,000
                                                          ------------
                                                             1,151,500
Chemicals -- 0.17%
------------------------------------------------------------------------
PCI Chemicals Canada Inc.
  9.25%, due 10/15/07 ..................   400,000             194,000
Energy -- 0.24%
------------------------------------------------------------------------
YPF Sociedad Anonima
  9.125%, due 02/24/09 .................   250,000             266,091
Finance -- 0.47%
------------------------------------------------------------------------
PDVSA Finance Ltd.
  9.375%, due 11/15/07 .................   500,000             522,500
Government Bond -- 2.26%
------------------------------------------------------------------------
United Mexican States
  9.875%, due 01/15/07 .................   250,000             273,500
United Mexican States 8.625%, due
  03/12/08 .............................   850,000             881,875
United Mexican States
  9.875%, due 02/01/10 ................. 1,250,000           1,361,875
                                                          ------------
                                                             2,517,250
Oil Services -- 0.87%
------------------------------------------------------------------------
Petroleos Mexicanos
  9.375%, due 12/02/08 ................. $ 900,000             965,250
Telecommunications -- 1.55%
------------------------------------------------------------------------
AT&T Canada Inc. Deposit Receipts
  (Class B) ............................       514              15,487
Flag Ltd.
  8.25%, due 01/30/08 .................. $ 500,000             405,000
Flag Telecom Holdings Ltd.
  11.625%, due 03/30/10 ................   750,000             472,500
Global Crossing Holdings Ltd.
  9.125%, due 11/15/06 .................   100,000              78,750
Rogers Cantel Inc.
  8.80%, due 10/01/07 ..................   800,000             748,000
                                                          ------------
                                                             1,719,737
Transportation -- 0.60%
------------------------------------------------------------------------
Eletson Holdings Inc.
  9.25%, due 11/15/03 .................. $ 250,000             250,000
TBS International Limited
  (Wts) (a) (d) ........................    12,063                  --
TBS International Limited
  (Common Stock) (Class C) (a) .........     6,818                  --
TBS International Limited
  (Preferred Stock) (a) ................     6,818                  --


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------


                                         Number
                                       of Shares
                                      or Principal
                                         Amount         Value
TBS International Limited,
  (Wts) (a) (d) ....................       2,807              --
TBS International Limited,
  (Wts) (a) (d) ....................       3,311              --
TBS Shipping International Ltd.
  10.00%, due 07/08/08 .............  $  349,432    $    122,738
TFM
  10.25%, due 06/15/07 .............     300,000         289,500
                                                    ------------
                                                         662,238
Wireless Communications -- 0.96%
-------------------------------------------------------------------
Grupo Iusacell
  14.25%, due 12/01/06 .............   1,000,000       1,065,000
                                                    ------------
Total Foreign Bonds
(Identified cost $14,383,123)...................      12,596,917
----------------------------------------------------------------
U.S. Treasury Notes -- 0.67%
-------------------------------------------------------------------
U.S. Treasury Note
  4.00%, due 04/30/03 ..............     750,000         747,137
Total U.S. Treasury Notes
(Identified cost $746,662)......................         747,137
----------------------------------------------------------------
Repurchase Agreement -- 4.88%
-------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement 3.45%, due 07/02/01,
  Maturity Value $5,430,561
  Collateral: GNMA $5,655,000,
  7.00% due 04/15/29 Value
  $5,574,888........................   5,429,000       5,429,000
                                                    ------------
Total Repurchase Agreement
(Identified cost $5,429,000)....................       5,429,000
-------------------------------------------------------------------

                                                      Value
Total Investments
(Identified cost $121,249,792)..................  $108,002,028
Other Assets Less Liabilities -- 2.98% .........     3,316,771
                                                  ------------
Net Assets -- 100% .............................  $111,318,799
-------------------------------------------------------------------

(a) Non-income producing security.
(b) Security is in bankruptcy and/or default of interest payment. Fund has ceased accrual of interest.
(c) Zero Coupon or Step Bond -- The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date. The rate shown for zero coupon bonds is the current effective yield.
(d) Security is fair valued at June 30, 2001.
(Wts) Warrants -- Warrants entitle the Fund to purchase a predetermined number of shares of stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(144A) The security may only be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.



See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                       Enterprise Tax-Exempt Income Fund
                             SUBADVISER'S COMMENTS

   ----------------------------------------------------------------------------



MBIA Capital Management Corp.
Armonk, New York


Investment Management


Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.


MBIA Capital Management Corp. ("MBIA") became the subadviser to the Enterprise Tax-Exempt Income Fund on January 1, 1998. MBIA manages approximately $25.6 billion for institutional clients, and its normal investment minimum is $10 million.


Investment Objective

The investment objective of the Enterprise Tax-Exempt Income Fund is to seek a high level of current income exempt from federal income tax, with consideration given to preservation of principal.


Investment Strategies

The Tax-Exempt Income Fund invests primarily in investment grade, tax-exempt municipal securities. The issuers of these securities may be located in any state, territory or possession of the United States. In selecting investments for the Fund, the subadviser tries to limit risk as much as possible. The subadviser analyzes municipalities, their credit risk, market trends and investment cycles. The subadviser attempts to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit.


The Fund anticipates that its average weighted maturity will range from 10 to 25 years. The subadviser will actively manage the Fund, adjusting the average Fund maturity and utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, the subadviser may adopt a shorter weighted average maturity to cushion the effect of bond price declines on the Fund's net asset value. When rates are falling and prices are rising, the subadviser may adopt a longer weighted average maturity.


The Fund may also invest up to 20 percent of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government securities. The Fund will not invest more than 20 percent of its net assets in municipal securities, the interest on which is subject to the federal alternative minimum tax.


First Half 2001 Performance Review

The Enterprise Tax-Exempt Income Fund under-performed the Lehman Brothers Municipal Bond Index for the first half of the year. The Fund's under-performance was primarily due to its under-weight in the three- and five-year portions of the yield curve, which out-performed the general market by 1.0 percent. In addition, the Fund's under-allocation to the New York market (8.2 percent vs. 16.6 percent), which out-performed the general market by 0.18 percent, hurt performance.


Future Investment Strategy

So far in 2001 the Fed has lowered interest rates six times for a total of 2.75 percent. With anticipation of the Fed nearing the conclusion of its interest rate reduction program, MBIA plans to maintain a neutral to slightly long duration versus the Lehman Brothers Municipal Bond Index for the near-term. With the historically steep yield curve expected to flatten somewhat as the Fed's participation in the market diminishes, MBIA will be positioning the Fund to respond positively to yield curve shifts.


Depending on an investor's specific situation, distributions from this fund may, at times, be subject to ordinary income, alternative minimum and capital gains taxes. State and local taxes may apply.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                       Enterprise Tax-Exempt Income Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------

                                            Principal
                                             Amount        Value
Municipal Bonds -- 98.15%
---------------------------------------------------------------------
Alabama -- 0.88%
---------------------------------------------------------------------
Alabama Housing Finance Authority
  Single Family Mortgage Revenue
  Home Mortgage GNMA Collateral
  Series A-1 6.55% due 10/01/14 .........  $  240,000   $  252,067
Arizona -- 3.85%
---------------------------------------------------------------------
Salt River Project Arizona Agricultural
  Improvement & Power District
  Electric Systems Series D 6.00% due
  01/01/09 ..............................   1,000,000    1,109,310
California -- 5.12%
---------------------------------------------------------------------
California State General Obligation
  Bonds 5.125% due 06/01/25 .............     500,000      481,660
University California Revenues Series K
  5.25% due 09/01/24 ....................   1,000,000      992,050
                                                        ----------
                                                         1,473,710
Colorado -- 3.86%
---------------------------------------------------------------------
Colorado Department Transport
  Revenue Anticipation Notes (AMBAC
  Insured) 6.00% due 06/15/15 ...........   1,000,000    1,112,310
Georgia -- 5.81%
---------------------------------------------------------------------
Atlanta Downtown Development
  Authority Underground Atlanta
  Project 6.25% due 10/01/12 ............     500,000      523,325
Georgia State General Obligation Bonds
  Series C 6.25% due 08/01/12 ...........   1,000,000    1,150,000
                                                        ----------
                                                         1,673,325
Illinois -- 6.07%
---------------------------------------------------------------------
Cook County Illinois Series A (FGIC
  Insured) 5.125% due 11/15/26 ..........   1,000,000      964,960
Metropolitan Pier & Exposition Illinois
  Mccormick Place Exploration Project
  Series A (FGIC Insured) 5.25% due
  12/15/28 ..............................     800,000      780,776
                                                        ----------
                                                         1,745,736
Massachusetts -- 4.20%
---------------------------------------------------------------------
Massachusetts State Grant Anticipation
  Notes Series A 5.75% due 06/15/15 .....     400,000      429,644
Massachusetts State Housing Finance
  Agency Revenue Residential FNMA
  Collateral Series A 6.90% due
  11/15/24 ..............................     750,000      779,940
                                                        ----------
                                                         1,209,584
Michigan -- 9.89%
---------------------------------------------------------------------
Michigan Municipal Bond Authority
  Revenue Clean Water Revolving Fund
  5.50% due 10/01/08 ....................     700,000      758,555
Michigan Municipal Bond Authority
  Revenue Clean Water Revolving Fund
  5.75% due 10/01/16 ....................   1,000,000    1,060,460


                                            Principal
                                             Amount        Value
Michigan State Building Authority
  Revenue Series I 6.40% due 10/01/04      $1,000,000   $1,027,410
                                                        ----------
                                                         2,846,425
Missouri -- 3.73%
---------------------------------------------------------------------
Missouri State Health & Educational
  Facilities Authority St. Louis
  University 5.50% due 10/01/15 .........   1,000,000    1,073,490
Nevada -- 7.98%
---------------------------------------------------------------------
Clark County Nevada School District
  Refunding (FSA Insured) 5.50% due
  06/15/13 ..............................   1,300,000    1,397,500
Clark County School District Series A
  (MBIA Insured) 7.00% due 06/01/11 .....     750,000      899,550
                                                        ----------
                                                         2,297,050
New York -- 8.09%
---------------------------------------------------------------------
New York New York City Transitional
  Financial Services Future Tax Secured
  Series C 5.875% due 11/01/14 ..........     400,000      436,356
New York State Dormitory Authority
  Revenues City University Systems
  Consolidated Forth General Series A
  (FGIC Insured) 5.25% due 07/01/30 .....   1,000,000      994,310
Triborough Bridge & Tunnel Authority,
  New York General Purpose Series A
  6.00% due 01/01/10 ....................     800,000      897,288
                                                        ----------
                                                         2,327,954
Ohio -- 8.89%
---------------------------------------------------------------------
Cincinnati Ohio Water Systems Revenue
  5.00% due 12/01/05 ....................     400,000      420,280
Hamilton County Ohio Sales Tax
  Hamilton County Football Project B
  (MBIA Insured) 5.00% due 12/01/27 .....   1,000,000      960,440
Hamilton County Ohio Sewer Systems
  Revenue Improvement Series A (FGIC
  Insured) 5.50% due 12/01/10 ...........     800,000      868,720
Ohio State Higher Education Capital
  Facilities Series Ii A 5.50% due
  12/01/10 ..............................     285,000      307,880
                                                        ----------
                                                         2,557,320
Oklahoma -- 5.37%
---------------------------------------------------------------------
Tulsa, Oklahoma General Obligation
  Bonds 6.30% due 06/01/17 ..............   1,500,000    1,544,550
Puerto Rico -- 2.04%
---------------------------------------------------------------------
Puerto Rico Electric Power Authority
  Power Series DD (MBIA Insured)
  5.00% due 07/01/28 ....................     600,000      587,058
South Carolina -- 4.46%
---------------------------------------------------------------------
South Carolina State Public Service
  Authority Series A (MBIA Insured)
  5.75% due 01/01/15 ....................   1,200,000    1,283,628

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

   ----------------------------------------------------------------------------

                                          Principal
                                            Amount        Value
Tennessee -- 3.71%
--------------------------------------------------------------------
Metro Government Nashville &
  Davidson Refunding Series A & B
  5.25% due 10/15/09 ..................  $1,000,000    $ 1,068,580
Texas -- 5.53%
--------------------------------------------------------------------
Harris County Texas Health Facilities
  Development Christus Health Series A
  (MBIA Insured) 5.75% due 07/01/14 ...   1,000,000      1,037,110
Houston Texas Independent School
  District Refunding Series A 5.25%
  due 02/15/17 ........................     200,000        201,612
Texas State Department Housing
  Community Affairs Home Mortgage
  Revenue GNMA Collateral Series A
  6.95% due 07/01/23 ..................     345,000        354,046
                                                       -----------
                                                         1,592,768


                                          Principal
                                            Amount        Value
Washington -- 5.67%
--------------------------------------------------------------------
Washington State General Obligation
  Bonds Series B & AT-7 6.40% due
  06/01/17 ............................  $  500,000    $   579,905
Washington Str Public Power Supply
  Refunding Series A 5.50% due
  07/01/04 ............................   1,000,000      1,053,380
                                                       -----------
                                                         1,633,285
Wisconsin -- 3.00%
--------------------------------------------------------------------
Milwaukee Wisconsin Series F 6.00%
  due 11/15/04 ........................     800,000        862,856
                                                       -----------
Total Investments
(Identified cost $27,341,832) ....................................
                                                       $28,251,006
Other Assets Less Liabilities -- 1.85% ..............      532,404
                                                       -----------
Net Assets -- 100% ..................................  $28,783,410
----------------------------------------------------- --------------

(AMBAC) American Bond Assurance Corporation
(FGIC) Financial Guaranty Insurance Corporation
(FSA) Financial Security Assurance
(MBIA) Municipal Bond Insurance Association


See notes to financial statements.




                                   [GRAPHIC]
                            www.enterprisefunds.com


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                         Enterprise Money Market Fund
                               MANAGER'S COMMENTS

--------------------------------------------------------------------------------


Enterprise Capital Management, Inc.
Atlanta, Georgia


Investment Management


Enterprise Capital Management, Inc. ("ECM"), which provides mutual fund investment advisory services for The Enterprise Group of Funds, is a member of The MONY Group Inc. (NYSE: MNY) and has been Fund Manager to the Enterprise Money Market Fund since May 1, 1992.


Investment Objective


The objective of the Enterprise Money Market Fund is the highest possible level of current income consistent with the preservation of capital and liquidity.


Investment Strategies


The Money Market Fund invests in a diversified portfolio of high quality dollar-denominated money market instruments, which present minimal credit risks in the judgment of the Fund Manager. The Fund Manager actively manages the Fund's average maturity based on current interest rates and its outlook of the market.


First Half 2001 Performance Review


Softness in the U.S. economy, such as rising unemployment and eight months of decline in the manufacturing sector, continues despite the Fed lowering interest rates by 2.75 percent during the six months ended June 30, 2001. Money market rates dropped significantly, dovetailing with the Fed's interest rate cuts. ECM believes that continued weak economic numbers support the idea that additional Fed easing may be necessary. Inflation remains subdued.


While the decline in manufacturing and scaling back of capital spending by U.S. companies has been well chronicled, many view the Fed's cumulative 2.75 percent easing as sufficient medicine that will get the U.S. economy back on its strong growth track. However, arguably, the Fed's moves have not substantially eased monetary conditions for several reasons. The housing sector typically is among the first to respond to monetary easing, but since this sector had not been depressed, there has been little or no kick provided by residential housing expenditures. In addition, the equity markets, as reflected by the Wilshire 5000 index, are in negative return territory since the beginning of the year, when the Fed began its easing course. Clearly, the conventional wisdom is that an accommodative Fed is very friendly to stock market investors, yet this has not followed suit so far in 2001. Lastly, ECM believes that the U.S. dollar's appreciation vis---vis other currencies, up 5.0 percent this year on a trade-weighted basis, means U.S. exporters are not seeing any benefit from monetary easing, as is normally the case, in terms of trade competitiveness.


Thus, ECM believes some of the traditional mechanisms through which the U.S. economy benefits from a loosening in monetary policy are not being enjoyed to their usual extent, if at all. The Fed, therefore, may be forced to undertake further aggressive easing moves should the lagged effects of the Fed's moves to date not become evident in the third quarter. In sum, ECM looks for further interest rate cuts in this cycle.


Future Investment Strategy


ECM believes that the market is pricing in an additional Fed monetary easing of perhaps 0.25 percent at the Fed's August 23 meeting. This view has left near-term money market yields, which track the existing federal-funds rate, slightly above money market yields several months forward. Going forward, ECM will likely look to selectively increase the Fund's average maturity to benefit from locking in attractive long yields if the Fed is more aggressive in easing, as ECM believes, than the market anticipates. ECM believes such a strategy best positions the Fund in the current environment.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                               MANAGER'S COMMENTS

   ----------------------------------------------------------------------------


The Fund is being managed to react quickly to the change of investor expectations. Short maturity investments allow flexibility, while some longer maturity investments lock in yields.


An investment in the Enterprise Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The Fund Manager's views are subject to change at any time based on market and other conditions.







                                   [GRAPHIC]
                            www.enterprisefunds.com


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                         Enterprise Money Market Fund
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001

--------------------------------------------------------------------------------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount          Value
Commercial Paper -- 82.51%
--------------------------------------------------------------------------
Abbott Labs
  3.97% due 07/05/01 .................... $13,000,000      $ 12,994,266
American Home Products
  Corporation,
  4.03% due 07/10/01 ....................   9,000,000         8,990,933
AT&T Company
  4.79% due 07/24/01 ....................   4,972,000         4,956,784
Baxter International Inc.
  3.95% due 07/12/01 ....................   3,593,000         3,588,663
Baxter International Inc.
  3.86% due 08/10/01 ....................  10,000,000         9,957,111
Ciesco L.P.
  3.95% due 07/03/01 ....................   4,000,000         3,999,122
Ciesco L.P.
  3.87% due 08/15/01 ....................   9,000,000         8,956,463
Citicorp
  3.87% due 07/26/01 ....................  12,000,000        11,967,750
Coca Cola Enterprises Inc.
  3.57% due 09/05/01 ....................   8,403,000         8,348,002
Conagra Inc.
  4.20% due 07/13/01 ....................     592,000           591,171
Consolidated Edison Company
  4.02% due 07/06/01 ....................  13,215,000        13,207,622
CSX Corporation
  4.12% due 07/05/01 ....................   2,331,000         2,329,933
Dominion Resources Inc.
  4.17% due 07/11/01 ....................   2,750,000         2,746,815
Dupont E I De Nemours & Company
  3.87% due 07/17/01 ....................  14,000,000        13,975,920
Edison Asset Securitization
  3.82% due 08/10/01 ....................  13,000,000        12,944,822
Ford Motor Canada
  3.98% due 09/10/01 ....................   8,000,000         7,937,204
Golden Funding Corporation
  3.95% due 07/03/01 ....................   1,642,000         1,641,640
Golden Funding Corporation
  3.80% due 07/18/01 ....................   9,475,000         9,457,998
Goldman Sachs Group
  3.96% due 07/10/01 ....................  10,000,000         9,990,100
Harley Davidson Funding
  3.68% due 07/18/01 ....................  11,500,000        11,480,016
Household International Inc.
  3.96% due 07/13/01 ....................  13,000,000        12,982,840
Houston Industries Finance Company,
  4.15% due 07/26/01 ....................   1,028,000         1,025,037
John Deere Credit
  3.86% due 08/03/01 ....................   3,000,000         2,989,385
Merrill Lynch & Company Inc.
  4.12% due 07/02/01 ....................  15,300,000        15,298,249
Qwest Corporation
  4.00% due 09/27/01 ....................  11,516,000        11,403,399
Sprint Corporation
  4.18% due 07/10/01 ....................   2,750,000         2,747,126
Textron Financial
  4.01% due 07/06/01 ....................  13,000,000        12,992,760


                                               Number
                                             of Shares
                                            or Principal
                                               Amount          Value
Toyota Motor Credit Company
  3.87% due 07/13/01 .................... $14,000,000      $ 13,981,940
Trident Capital Finance Inc.
  3.67% due 08/23/01 ....................   8,604,000         8,557,512
UBS Finance Inc.
  4.14% due 07/02/01 ....................   5,000,000         4,999,425
Verizon Network Fund
  3.93% due 07/31/01 ....................   5,544,000         5,525,843
                                                           ------------
Total Commercial Paper
(Identified cost $252,565,852)...........................   252,565,851
--------------------------------------------------------------------------
Certificates of Deposit -- 3.27%
--------------------------------------------------------------------------
National Westminster Bank
  6.775% due 09/10/01 ...................  10,000,000         9,999,723
                                                           ------------
Total Certificates of Deposit
(Identified cost $9,999,723).............................     9,999,723
--------------------------------------------------------------------------
U. S. Government Agency Obligations -- 1.63%
--------------------------------------------------------------------------
Freddie Mac Discount Note
  4.40% due 05/08/02 ....................   5,000,000         5,000,000
                                                           ------------
Total U. S. Government
Agency Obligations
(Identified cost $5,000,000).............................     5,000,000
--------------------------------------------------------------------------
Variable Rate Securities -- 12.40%
--------------------------------------------------------------------------
Capital One Funding Corporation
  6.20% due 03/01/17 (v) ................     912,000           912,000
General Motors Acceptance
  Corporation,
  5.615% due 02/01/02 (v) ...............   2,000,000         1,998,969
Goldman Sachs Group
  6.923% due 04/11/08 (v) ...............   4,000,000         4,000,000
Lehman Brothers Holdings Inc.
  5.124% due 07/08/02 (v) ...............  11,400,000        11,544,000
Philip Morris Companies Inc.
  6.965% due 12/04/01 (v)(144A) .........   7,000,000         7,000,000
Syndicated Loan Fund
  5.114% due 04/12/02 (v) ...............   4,500,000         4,500,000
Vodafone Airtouch P.L.C.
  5.08% due 12/19/01 (v) ................   8,000,000         8,007,990
                                                           ------------
Total Variable Rate Securities
(Identified cost $37,962,958)............................    37,962,958
--------------------------------------------------------------------------
Total Investments
(Identified cost $305,528,533)...........................  $305,528,533
Other Assets Less Liabilities -- 0.19% ..................       592,298
                                                           ------------
Net Assets -- 100% ......................................  $306,120,831
--------------------------------------------------------------------------

(144A) The security may only be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(v) Variable note security; interest rate is as of June 30, 2001.


See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

                      [This Page Intentionally Left Blank]

--------------------------------------------------------------------------------

                     Statements of Assets and Liabilities

                           June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------



                                                                           AGGRESSIVE STOCK
                                                                                          Small            Small
                                                       Mid-Cap         Multi-Cap        Company       Company Value
                                                     Growth Fund      Growth Fund     Growth Fund          Fund
                                                  ---------------- ---------------- --------------- -----------------
Assets:
 Investments at value                              $    8,385,481   $  178,418,735   $ 94,779,300     $ 425,170,269
 Foreign currency at value (cost - $26,
  $25,456, $2,186, $2,179,514)                                 --               --             --                --
 Receivable for fund shares sold                           42,825            2,000        102,437         1,561,513
 Receivable for investments sold                           20,850               --             --           218,517
 Dividends and interest receivable                            322           50,399          8,228           351,968
 Due from investment adviser                                9,143           10,371          5,813                --
 Cash and other assets                                     30,173           30,751         31,411            31,845
  Total assets                                     $    8,488,794   $  178,512,256   $ 94,927,189     $ 427,334,112
-------------------------------------------------  --------------   --------------   ------------     -------------
Liabilities:
 Payable for fund shares redeemed                           4,252          235,708         54,660         2,840,165
 Call options written, at market value
  (premiums received $7,340)                                   --               --             --                --
 Payable for investments purchased                        161,669        1,268,478             --                --
 Investment advisory fees payable                           4,967          147,657         76,235           255,554
 Distribution fees payable                                  5,093          114,131         52,679           249,189
 Due to investment advisor                                     --               --             --                --
 Unrealized depreciation on forward
  currency contracts (net)                                     --               --             --                --
 Accrued expenses and other liabilities                    14,062          145,565         69,989           202,589
   Total liabilities                               $      190,043   $    1,911,539   $    253,563     $   3,547,497
-------------------------------------------------  --------------   --------------   ------------     -------------
Net assets                                         $    8,298,751   $  176,600,717   $ 94,673,626     $ 423,786,615
Analysis of net assets
Paid-in capital                                        10,533,433      273,195,981     89,361,598       400,834,938
Undistributed (accumulated) net investment
 income (loss)                                            (47,960)      (1,012,044)      (705,536)         (655,990)
Undistributed (accumulated) net realized gain
 (loss) on investments and foreign currency
 transactions                                          (1,915,605)     (79,241,781)     2,280,102         2,708,412
Unrealized appreciation (depreciation) on
 investments and foreign currency
 denominated amounts                                     (271,117)     (16,341,439)     3,737,462        20,899,255
Net assets                                         $    8,298,751   $  176,600,717   $ 94,673,626     $ 423,786,615
-------------------------------------------------  --------------   --------------   ------------     -------------
Class A: Net assets                                $    3,181,926   $   72,594,119   $ 37,080,081     $ 200,656,046
Shares outstanding                                        499,182        8,608,255      1,237,395        23,691,454
Net asset value and redemption price per
 share                                             $         6.37   $         8.43   $      29.97     $        8.47
Maximum sales charge per share                     $         0.32   $         0.42   $       1.49     $        0.42
Maximum offering price per share, including
 sales charge of 4.75%                             $         6.69   $         8.85   $      31.46     $        8.89
-------------------------------------------------  --------------   --------------   ------------     -------------
Class B: Net assets                                $    2,974,968   $   77,512,280   $ 40,502,336     $ 147,956,479
Shares outstanding                                        468,355        9,293,322      1,389,419        18,263,986
Net asset value and offering price per share       $         6.35   $         8.34   $      29.15     $        8.10
-------------------------------------------------  --------------   --------------   ------------     -------------
Class C: Net assets                                $    2,008,180   $   25,871,498   $  8,486,079     $  71,469,500
Shares outstanding                                        316,211        3,105,055        290,121         8,607,272
Net asset value and offering price per share       $         6.35   $         8.33   $      29.25     $        8.30
-------------------------------------------------  --------------   --------------   ------------     -------------
Class Y: Net assets                                $      133,677   $      622,820   $  8,605,130     $   3,704,590
Shares outstanding                                         20,917           73,242        281,816           422,625
Net asset value, offering and redemption price
 per share                                         $         6.39   $         8.50   $      30.53     $        8.77
-------------------------------------------------  --------------   --------------   ------------     -------------
Investments at cost                                $    8,656,598   $  194,760,174   $ 91,041,838     $ 404,271,014



                                                       Capital
                                                    Appreciation     Deep Value
                                                        Fund            Fund
                                                  ---------------- -------------
Assets:
 Investments at value                              $ 233,369,387    $3,148,001
 Foreign currency at value (cost - $26,
  $25,456, $2,186, $2,179,514)                                26            --
 Receivable for fund shares sold                          23,369        76,795
 Receivable for investments sold                       2,268,695            --
 Dividends and interest receivable                        96,059         1,566
 Due from investment adviser                                  --        38,022
 Cash and other assets                                   106,045        50,437
  Total assets                                     $ 235,863,581    $3,314,821
-------------------------------------------------  -------------    ----------
Liabilities:
 Payable for fund shares redeemed                        171,458            --
 Call options written, at market value
  (premiums received $7,340)                                  --            --
 Payable for investments purchased                     2,508,206       165,582
 Investment advisory fees payable                        145,490         1,311
 Distribution fees payable                               125,180         1,346
 Due to investment advisor                                    --            --
 Unrealized depreciation on forward
  currency contracts (net)                                    --            --
 Accrued expenses and other liabilities                  137,485        34,817
   Total liabilities                               $   3,087,819    $  203,056
-------------------------------------------------  -------------    ----------
Net assets                                         $ 232,775,762    $3,111,765
Analysis of net assets
Paid-in capital                                      255,294,313     3,091,871
Undistributed (accumulated) net investment
 income (loss)                                        (1,204,749)         (515)
Undistributed (accumulated) net realized gain
 (loss) on investments and foreign currency
 transactions                                        (26,769,034)         (539)
Unrealized appreciation (depreciation) on
 investments and foreign currency
 denominated amounts                                   5,455,232        20,948
Net assets                                         $ 232,775,762    $3,111,765
-------------------------------------------------  -------------    ----------
Class A: Net assets                                $ 149,548,812    $1,031,827
Shares outstanding                                     5,043,656       102,867
Net asset value and redemption price per
 share                                             $       29.65    $    10.03
Maximum sales charge per share                     $        1.48    $     0.50
Maximum offering price per share, including
 sales charge of 4.75%                             $       31.13    $    10.53
-------------------------------------------------  -------------    ----------
Class B: Net assets                                $  63,485,856    $1,479,357
Shares outstanding                                     2,261,611       147,531
Net asset value and offering price per share       $       28.07    $    10.03
-------------------------------------------------  -------------    ----------
Class C: Net assets                                $  19,245,725    $  498,619
Shares outstanding                                       666,476        49,734
Net asset value and offering price per share       $       28.88    $    10.03
-------------------------------------------------  -------------    ----------
Class Y: Net assets                                $     495,369    $  101,962
Shares outstanding                                        16,365        10,161
Net asset value, offering and redemption price
 per share                                         $       30.27    $    10.03
-------------------------------------------------  -------------    ----------
Investments at cost                                $ 227,914,155    $3,127,053

See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------

                              STOCK
                                                        Growth
                 Equity Income                        and Income
  Equity Fund         Fund         Growth Fund           Fund
--------------- --------------- ----------------- -----------------
 $ 143,841,397   $137,255,196    $1,746,770,055     $ 254,561,933
            --             --                --                --
       348,474      1,392,755           867,357           540,897
            --        564,932        21,269,186                --
        15,977        164,214           369,297           106,959
         3,898          6,012                --             5,624
        55,790        113,126            37,363            40,345
 $ 144,265,536   $139,496,235    $1,769,313,258     $ 255,255,758
 -------------   ------------    --------------     -------------
        40,183         36,986         1,551,455             3,370
            --             --                --               500
            --        675,307           394,876           481,738
        89,208         86,867         1,106,956           161,307
        93,151         74,276         1,037,576           159,739
            --             --                --                --
            --             --                --                --
       108,209         77,113           796,818           147,131
 $     330,751   $    950,549    $    4,887,681     $     953,785
 -------------   ------------    --------------     -------------
 $ 143,934,785   $138,545,686    $1,764,425,577     $ 254,301,973
   185,380,731    121,412,301     1,733,613,737       243,346,534
    (1,082,601)       (26,355)       (6,107,084)           33,208
     1,487,969      7,062,699       (61,254,931)          297,364
   (41,851,314)    10,097,041        98,173,855        10,624,867
 $ 143,934,785   $138,545,686    $1,764,425,577     $ 254,301,973
 -------------   ------------    --------------     -------------
 $  56,206,462   $ 90,350,625    $  856,352,105     $  91,754,837
     9,508,006      3,816,025        47,684,390         2,663,829
 $        5.91   $      23.68    $        17.96     $       34.44
 $        0.29   $       1.18    $         0.90     $        1.72
 $        6.20   $      24.86    $        18.86     $       36.16
 -------------   ------------    --------------     -------------
 $  52,186,076   $ 39,430,270    $  634,814,988     $ 125,248,909
     9,006,908      1,691,657        36,791,802         3,699,739
 $        5.79   $      23.31    $        17.25     $       33.85
 -------------   ------------    --------------     -------------
 $  34,905,270   $  8,476,431    $  219,058,052     $  22,639,336
     6,017,574        361,228        12,522,533           667,908
 $        5.80   $      23.47    $        17.49     $       33.90
 -------------   ------------    --------------     -------------
 $     636,977   $    288,360    $   54,200,432     $  14,658,891
       106,712         12,186         2,928,646           418,759
 $        5.97   $      23.66    $        18.51     $       35.01
 -------------   ------------    --------------     -------------
 $ 185,692,711   $127,158,155    $1,648,596,200     $ 243,943,906



                             INTERNATIONAL/GLOBAL

                   Emerging     International
   Large-Cap      Countries     Core Growth      International
     Fund           Fund            Fund         Growth Fund
-------------- -------------- --------------- -----------------

 $ 15,348,842   $ 3,585,869     $ 4,256,239    $    79,758,505
           --        23,409           2,173          2,163,311
       59,373         2,586          17,192          4,150,033
      632,804        65,944          20,164          1,576,160
          256        11,533           5,339            137,656
           --        12,702          12,365                 --
       33,217        31,873          30,063          2,624,839
 $ 16,074,492   $ 3,733,916     $ 4,343,535    $    90,410,504
 ------------   -----------     -----------    ---------------

       20,440        58,730              --          1,563,063
           --            --              --                 --
      732,158        88,544          56,177          1,008,245
        9,462         3,784           3,465             58,854
        8,704         1,698           2,583             37,813
        1,314            --              --                 --
           --            --              --            171,620
       12,824        78,238          12,546            155,165
 $    784,902   $   230,994     $    74,771    $     2,994,760
 ------------   -----------     -----------    ---------------
 $ 15,289,590   $ 3,502,922     $ 4,268,764    $    87,415,744

   21,811,668     4,039,544       4,994,018        105,884,962
      (89,715)        7,905         (13,983)           (29,362)
   (5,933,482)     (379,997)       (482,544)        (8,181,926)
     (498,881)     (164,530)       (228,727)       (10,257,930)
 $ 15,289,590   $ 3,502,922     $ 4,268,764    $    87,415,744
 ------------   -----------     -----------    ---------------
 $  8,439,309   $ 2,501,922     $ 1,793,224    $    44,716,662
    1,417,778       304,618         222,665          3,169,343
 $       5.95   $      8.21     $      8.05    $         14.11
 $       0.30   $      0.41     $      0.40    $          0.70
 $       6.25   $      8.62     $      8.45    $         14.81
 ------------   -----------     -----------    ---------------
 $  4,500,203   $   461,390     $ 1,240,976    $    20,637,665
      757,913        56,366         154,440          1,503,281
 $       5.94   $      8.19     $      8.04    $         13.73
 ------------   -----------     -----------    ---------------
 $  2,249,320   $   393,212     $ 1,139,155    $     6,110,675
      379,046        48,042         142,085            441,473
 $       5.93   $      8.18     $      8.02    $         13.84
 ------------   -----------     -----------    ---------------
 $    100,758   $   146,398     $    95,409    $    15,950,742
       16,866        17,766          11,804          1,123,697
 $       5.97   $      8.24     $      8.08    $         14.19
 ------------   -----------     -----------    ---------------
 $ 15,847,723   $ 3,748,140     $ 4,484,793    $    89,818,225


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                           June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                                                         SECTOR/SPECIALTY

                                                                                                      Global
                                                                       Global          Global        Socially
                                                     Worldwide       Financial      Health Care     Responsive     International
                                                    Growth Fund    Services Fund        Fund           Fund        Internet Fund
                                                 ---------------- --------------- --------------- -------------- ----------------
Assets:
 Investments at value                             $    8,787,788    $36,718,322    $ 17,790,595     $3,084,216    $   12,751,784
 Foreign currency at value (cost -
  $2,179,514, $74,589, $708,216,
  $349, $681)                                             73,149        695,860              --            348               675
 Collateral received for securites loaned,
  at value (Note 4)                                           --             --       4,981,821             --                --
 Receivable for fund shares sold                           5,733         95,172         106,063         11,894                --
 Receivable for investments sold                         211,496         11,239         660,583             --                --
 Dividends and interest receivable                         6,439         70,747           1,727          1,526             3,854
 Due from investment adviser                              14,640          2,741           7,854          4,734             6,373
 Cash and other assets                                    29,830         18,421          33,999         30,055            43,561
  Total assets                                    $    9,129,075    $37,612,502    $ 23,582,642     $3,132,773    $   12,806,247
------------------------------------------------  --------------    -----------    ------------     ----------    --------------
Liabilities:
 Payable for fund shares redeemed                          9,590         27,610          13,107         23,579               603
 Call options written, at market value
  (premiums received $7,340)                                  --             --              --             --                --
 Payable due upon return of securities
  loaned (Note 4)                                             --             --       4,981,821             --                --
 Payable for investments purchased                       265,816      1,079,094         582,870             --           184,800
 Dividends and distributions payable                          --             --              --             --
 Investment advisory fees payable                          7,359         24,916          14,274          2,287            10,677
 Distribution fees payable                                 4,931         16,848          10,978          1,731             7,472
 Due to investment advisor                                    --             --              --             --                --
 Unrealized depreciation on forward
  currency contracts (net)                                    --             --              --             --                --
 Accrued expenses and other liabilities                   16,825         28,164          21,648          3,773            16,668
  Total liabilities                               $      304,521    $ 1,176,632    $  5,624,698     $   31,370    $      220,220
------------------------------------------------  --------------    -----------    ------------     ----------    --------------
Net assets                                        $    8,824,554    $36,435,870    $ 17,957,944     $3,101,403    $   12,586,027
Analysis of net assets
Paid-in capital                                       11,707,358     31,723,778      18,386,944      3,226,480        33,370,103
Undistributed (accumulated) net
 investment income (loss)                                (34,346)       162,997         (92,511)         4,296          (130,599)
Undistributed (accumulated) net realized
 gain (loss) on investments and foreign
 currency transactions                                (2,395,805)       (56,284)     (1,820,136)       (67,240)      (15,046,449)
Unrealized appreciation (depreciation) on
 investments and foreign currency
 denominated amounts                                    (452,653)     4,605,379       1,483,647        (62,133)       (5,607,028)
Net assets                                        $    8,824,554    $36,435,870    $ 17,957,944     $3,101,403    $   12,586,027
------------------------------------------------  --------------    -----------    ------------     ----------    --------------
Class A: Net assets                               $    4,532,059    $15,729,689    $  7,017,418     $1,650,643    $    6,408,804
Shares outstanding                                       658,624      2,407,248         806,491        174,116         1,585,014
Net asset value and redemption price per
 share                                            $         6.88    $      6.53    $       8.70     $     9.48    $         4.04
Maximum sales charge per share                    $         0.34    $      0.33    $       0.43     $     0.47    $         0.20
Maximum offering price per share,
 including sales charge of 4.75%                  $         7.22    $      6.86    $       9.13     $     9.95    $         4.24
------------------------------------------------  --------------    -----------    ------------     ----------    --------------
Class B: Net assets                               $    1,871,730    $11,713,801    $  7,553,837     $  954,776    $    4,587,137
Shares outstanding                                       273,050      1,809,293         873,087        100,922         1,143,391
Net asset value and offering price per share      $         6.85    $      6.47    $       8.65     $     9.46    $         4.01
------------------------------------------------  --------------    -----------    ------------     ----------    --------------
Class C: Net assets                               $    2,014,558    $ 2,259,069    $  3,100,562     $  393,334    $    1,347,819
Shares outstanding                                       293,743        348,982         358,195         41,677           335,848
Net asset value and offering price per share      $         6.86    $      6.47    $       8.66     $     9.44    $         4.01
------------------------------------------------  --------------    -----------    ------------     ----------    --------------
Class Y: Net assets                               $      406,207    $ 6,733,311    $    286,127     $  102,650    $      242,267
Shares outstanding                                        58,862      1,024,823          32,828         10,791            59,487
Net asset value, offering and redemption
 price per share                                  $         6.90    $      6.57    $       8.72     $     9.51    $         4.07
------------------------------------------------  --------------    -----------    ------------     ----------    --------------
Investments at cost                               $    9,238,821    $32,098,998    $ 16,306,940     $3,146,367    $   18,358,784



                                                      Internet
                                                        Fund
                                                 -----------------
Assets:
 Investments at value                             $   191,173,054
 Foreign currency at value (cost -
  $2,179,514, $74,589, $708,216,
  $349, $681)                                                  --
 Collateral received for securites loaned,
  at value (Note 4)                                            --
 Receivable for fund shares sold                          128,599
 Receivable for investments sold                               --
 Dividends and interest receivable                          4,684
 Due from investment adviser                               17,223
 Cash and other assets                                     27,639
  Total assets                                    $   191,351,199
------------------------------------------------  ---------------
Liabilities:
 Payable for fund shares redeemed                         252,199
 Call options written, at market value
  (premiums received $7,340)                                   --
 Payable due upon return of securities
  loaned (Note 4)                                              --
 Payable for investments purchased                      2,765,400
 Dividends and distributions payable                           --
 Investment advisory fees payable                         152,109
 Distribution fees payable                                116,577
 Due to investment advisor                                     --
 Unrealized depreciation on forward
  currency contracts (net)                                     --
 Accrued expenses and other liabilities                   182,858
  Total liabilities                               $     3,469,143
------------------------------------------------  ---------------
Net assets                                        $   187,882,056
Analysis of net assets
Paid-in capital                                       384,955,060
Undistributed (accumulated) net
 investment income (loss)                              (1,392,221)
Undistributed (accumulated) net realized
 gain (loss) on investments and foreign
 currency transactions                               (197,480,586)
Unrealized appreciation (depreciation) on
 investments and foreign currency
 denominated amounts                                    1,799,803
Net assets                                        $   187,882,056
------------------------------------------------  ---------------
Class A: Net assets                               $    79,001,380
Shares outstanding                                      5,848,085
Net asset value and redemption price per
 share                                            $         13.51
Maximum sales charge per share                    $          0.67
Maximum offering price per share,
 including sales charge of 4.75%                  $         14.18
------------------------------------------------  ---------------
Class B: Net assets                               $    83,816,416
Shares outstanding                                      6,259,841
Net asset value and offering price per share      $         13.39
------------------------------------------------  ---------------
Class C: Net assets                               $    24,457,504
Shares outstanding                                      1,827,710
Net asset value and offering price per share      $         13.38
------------------------------------------------  ---------------
Class Y: Net assets                               $       606,756
Shares outstanding                                         44,416
Net asset value, offering and redemption
 price per share                                  $         13.66
------------------------------------------------  ---------------
Investments at cost                               $   189,373,251

See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------



                                  DOMESTIC HYBRID
   Mergers and                       Convertible
  Acquisitions                       Securities      Managed Fund
      Fund         Balanced Fund        Fund             Fund
---------------- ---------------- --------------- -----------------

  $ 27,757,114    $  17,223,451    $ 10,568,166     $ 253,266,793
            --               --              --                --
            --               --              --                --
     1,206,419           32,801          73,216           165,117
       399,687           91,624         676,340                --
        12,988          104,875          72,549           217,028
            --            8,291           4,220             6,949
        40,461           31,745          30,497            27,504
  $ 29,416,669    $  17,492,787    $ 11,424,988     $ 253,683,391
  ------------    -------------    ------------     -------------

           507            3,567           3,690           125,237
            --               --              --                --
            --               --              --                --
     1,373,761               --         805,522            44,238
            --               --              --                --
        17,973           10,732           6,429           158,072
        15,280           10,713           6,829           126,864
           406               --              --                --
            --               --              --                --
        21,986           14,671           9,927           144,522
  $  1,429,913    $      39,683    $    832,397     $     598,933
  ------------    -------------    ------------     -------------
  $ 27,986,756    $  17,453,104    $ 10,592,591     $ 253,084,458

    27,313,364       18,235,690      11,525,231       246,946,625
         2,264          105,455          32,115          (354,716)
       262,524       (1,090,644)       (726,587)       10,343,423
       408,604          202,603        (238,168)       (3,850,874)
  $ 27,986,756    $  17,453,104    $ 10,592,591     $ 253,084,458
  ------------    -------------    ------------     -------------
  $ 11,001,230    $   7,760,129    $  3,647,494     $  94,313,206
     1,068,578        1,605,201         410,079        12,458,211
  $      10.30    $        4.83    $       8.89     $        7.57
  $       0.51    $        0.24    $       0.44     $        0.38
  $      10.81    $        5.07    $       9.33     $        7.95
  ------------    -------------    ------------     -------------
  $ 11,560,743    $   7,476,102    $  4,659,200     $ 103,240,846
     1,124,998        1,552,745         525,817        13,834,261
  $      10.28    $        4.81    $       8.86     $        7.46
  ------------    -------------    ------------     -------------
  $  4,980,046    $   2,119,622    $  2,158,622     $   6,618,307
       484,704          440,421         243,941           887,249
  $      10.27    $        4.81    $       8.85     $        7.46
  ------------    -------------    ------------     -------------
  $    444,737    $      97,251    $    127,275     $  48,912,099
        43,148           20,035          14,271         6,464,039
  $      10.31    $        4.85    $       8.92     $        7.57
  ------------    -------------    ------------     -------------
  $ 27,348,510    $  17,020,848    $ 10,806,334     $ 257,117,667



                                                       MONEY
                   INCOME                             MARKET

  Government       High-Yield      Tax-Exempt       Money Market
Securities Fund    Bond Fund      Income Fund          Fund
--------------- --------------- --------------- ------------------

$168,514,701     $ 108,002,028    $28,251,006     $  305,528,533
          --                --             --                 --
          --                --             --                 --
     676,567           449,039        101,785            553,567
          --           629,176             --                 --
     981,344         2,796,605        397,609            721,293
       7,802            11,325          5,397                 --
      28,705            28,193         95,411             99,092
$170,209,119     $ 111,916,366    $28,851,208     $  306,902,485
------------     -------------    -----------     --------------

      52,174            75,022          3,976            616,831
          --                --             --                 --
          --                --             --                 --
   7,029,531           203,067             --                 --
     126,559           138,937         23,166             14,718
      80,198            55,564         11,984             91,533
      86,317            63,330         14,266                 --
          --                --             --                 --
          --                --             --                 --
      75,261            61,647         14,406             58,572
$  7,450,040     $     597,567    $    67,798     $      781,654
------------     -------------    -----------     --------------
$162,759,079     $ 111,318,799    $28,783,410     $  306,120,831

 165,198,300       134,958,704     27,953,561        306,120,831
     100,241              (218)            --                 --
  (3,438,082)      (10,391,923)       (79,325)                --
     898,620       (13,247,764)       909,174                 --
$162,759,079     $ 111,318,799    $28,783,410     $  306,120,831
------------     -------------    -----------     --------------
$ 90,195,209     $  59,121,200    $20,518,573     $  260,142,704
   7,405,358         6,114,158      1,513,890        260,142,704
$      12.18     $        9.67    $     13.55     $         1.00
$       0.61     $        0.48    $      0.68                 --
$      12.79     $       10.15    $     14.23     $         1.00
------------     -------------    -----------     --------------
$ 52,288,741     $  40,822,136    $ 6,639,083     $   34,250,963
   4,294,966         4,223,186        489,816         34,250,963
$      12.17     $        9.67    $     13.55     $         1.00
------------     -------------    -----------     --------------
$ 12,741,990     $   8,881,763    $ 1,547,561     $    8,275,176
   1,046,533           918,751        114,194          8,275,176
$      12.18     $        9.67    $     13.55     $         1.00
------------     -------------    -----------     --------------
$  7,533,139     $   2,493,700    $    78,193     $    3,451,988
     618,767           257,546          5,769          3,451,988
$      12.17     $        9.68    $     13.55     $         1.00
------------     -------------    -----------     --------------
$167,616,081     $ 121,249,792    $27,341,832     $  305,528,533


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                           Statements of Operations

                For Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                                      AGGRESSIVE STOCK

                                               Mid-Cap                                Small              Small
                                              Growth             Multi-Cap          Company            Company
                                               Fund            Growth Fund        Growth Fund        Value Fund
                                         ---------------- -------------------- ---------------- --------------------
Investment income:
 Dividends                                $       2,938      $     479,094(1)   $      83,403      $   1,933,875(1)
 Interest                                        11,607            451,859            144,313            855,168
  Total investment income                        14,545            930,953            227,716          2,789,043
Expenses:
 Investment Advisory fees                        24,686            893,752            446,840          1,418,323
 Distribution fees, Class A                       6,330            162,982             79,468            418,159
 Distribution fees, Class B                      11,128            392,473            187,759            643,316
 Distribution fees, Class C                       7,194            136,289             40,449            309,969
 Transfer agent fees                             31,152            395,095            187,014            491,584
 Custodian and accounting fees                   21,318             29,406             17,021             63,996
 Audit and legal fees                               380             13,384              6,591             27,407
 Reports to shareholders                            847             15,823              9,089             36,178
 Registration fees                               20,565             27,050             22,130             24,632
 Directors' fees                                     47                741                521              2,171
 Other expenses                                   1,208             19,499              8,879              9,298
   Total expenses                               124,855          2,086,494          1,005,761          3,445,033
  Less: Expense reimbursement                   (62,350)          (143,497)           (72,509)                --
  Total expenses, net of
   reimbursement                                 62,505          1,942,997            933,252          3,445,033
Net investment income (loss)                    (47,960)        (1,012,044)          (705,536)          (655,990)
Net realized and unrealized gain (loss)
 on investments:
  Net realized gain (loss) on
   investments                               (1,717,987)       (33,602,983)         1,529,125          2,941,773
  Net realized gain (loss) on
   foreign currency transactions                     --                 --                 --                 --
  Net realized gain (loss) on
   futures and options
   transactions                                      --                 --                 --                 --
  Net change in unrealized gain
   (loss) on investments and
   foreign currency denominated
   amounts                                     (196,264)        10,141,543         (3,324,896)        27,267,327
Net realized and unrealized gain (loss)
 on investments                              (1,914,251)       (23,461,440)        (1,795,771)        30,209,100
Increase (decrease) in net assets
 resulting from operations                $  (1,962,211)     $ (24,473,484)     $  (2,501,307)     $  29,553,110



                                               Capital
                                             Appreciation       Deep Value
                                                 Fund              Fund
                                         ------------------- ---------------
                                                                5/31/01(2)
                                                                 through
Investment income:                                               6/30/01
 Dividends                                  $    741,880(1)     $  1,616(1)
 Interest                                        212,401           1,050
  Total investment income                        954,281           2,666
Expenses:
 Investment Advisory fees                        909,794           1,311
 Distribution fees, Class A                      350,911             261
 Distribution fees, Class B                      329,861             764
 Distribution fees, Class C                      101,164             321
 Transfer agent fees                             346,969          31,000
 Custodian and accounting fees                    34,245           2,419
 Audit and legal fees                             18,356             194
 Reports to shareholders                          23,073             242
 Registration fees                                24,055           3,699
 Directors' fees                                   1,217              24
 Other expenses                                   19,385             968
   Total expenses                              2,159,030          41,203
  Less: Expense reimbursement                         --         (38,022)
  Total expenses, net of
   reimbursement                               2,159,030           3,181
Net investment income (loss)                  (1,204,749)           (515)
Net realized and unrealized gain (loss)
 on investments:
  Net realized gain (loss) on
   investments                               (22,294,600)           (539)
  Net realized gain (loss) on
   foreign currency transactions                   4,143              --
  Net realized gain (loss) on
   futures and options
   transactions                                       --              --
  Net change in unrealized gain
   (loss) on investments and
   foreign currency denominated
   amounts                                   (13,465,107)         20,948
Net realized and unrealized gain (loss)
 on investments                              (35,755,564)         20,409
Increase (decrease) in net assets
 resulting from operations                  $(36,960,313)       $ 19,894

(1) Net of foreign taxes withheld of $6,893 for Multi-Cap Growth, $413 for Small Company Value, $2,434 for Capital Appreciation, $6 for Deep Value, $4,369 for Equity Income, $63,877 for Growth, $22,079 for Growth & Income $1,869 for Emerging Countries, $3,204 for International Core Growth and $127,026 for International Growth.
(2) Commencement of Operations.




See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------

                                   STOCK
                         Equity                                  Growth
      Equity             Income                                and Income
       Fund               Fund            Growth Fund             Fund
----------------- ------------------- ------------------- -------------------
  $     123,658      $  1,335,235(1)    $   8,648,181(1)     $  1,349,215(1)
        143,796           303,352           1,049,561             980,689
        267,454         1,638,587           9,697,742           2,329,904
        523,258           516,411           6,874,135             963,123
        120,755           202,924           2,014,837             211,355
        260,216           195,843           3,270,101             625,481
        166,755            40,833           1,133,631             111,488
        259,681           180,468           1,888,852             356,630
         21,877            26,787             227,762              43,343
         10,362            10,206             138,297              19,082
         16,890            13,100             161,449              25,644
         24,362            18,031              38,629              23,885
          1,232               685               7,716               1,552
         25,988             4,201              49,417              17,622
      1,431,376         1,209,489          15,804,826           2,399,205
        (81,321)          (46,913)                 --            (102,509)
      1,350,055         1,162,576          15,804,826           2,296,696
     (1,082,601)          476,011          (6,107,084)             33,208
        669,276         5,064,718         (30,278,564)           (731,511)
             --                --                  --               9,940
             --                --                  --                  --
    (20,921,427)      (16,692,637)       (225,854,471)        (29,128,819)
    (20,252,151)      (11,627,919)       (256,133,035)        (29,850,390)
  $ (21,334,752)     $(11,151,908)      $(262,240,119)       $(29,817,182)



                                   INTERNATIONAL/GLOBAL
                      Emerging        International
   Large-Cap         Countries         Core Growth        International
      Fund             Fund               Fund             Growth Fund
--------------- ------------------ ------------------ --------------------
 $     16,423      $    47,705(1)     $    26,799(1)     $     834,017(1)
       19,538            8,300             10,821               91,472
       35,961           56,005             37,620              925,489
       51,692           25,671             19,153              400,754
       18,058            7,224              3,593              105,505
       18,239            2,021              4,851              114,574
       10,119            1,889              5,818               35,357
       20,987            9,527             11,234              185,184
       10,454           51,894             52,987               69,750
          910            1,460              1,742                7,223
        1,724              695                616                9,038
       18,583           20,518             20,457               22,763
          104               36                 27                  464
        1,076            1,509              2,507                4,239
      151,946          122,444            122,985              954,851
      (26,270)         (74,344)           (79,993)                  --
      125,676           48,100             42,992              954,851
      (89,715)           7,905             (5,372)             (29,362)
   (5,384,598)        (278,091)          (415,002)          (3,778,142)
           --          (45,691)           (43,695)          (2,393,289)
           --               --                 --                   --
      977,240         (119,380)          (237,145)         (16,137,359)
   (4,407,358)        (443,162)          (695,842)         (22,308,790)
 $ (4,497,073)     $  (435,257)       $  (701,214)       $ (22,338,152)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                For Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------



                                                                                  SECTOR/SPECIALTY

                                                             Global                             Global
                                                           Financial           Global          Socially
                                         Worldwide          Services        Health Care       Responsive      International
                                       Growth Fund            Fund              Fund             Fund         Internet Fund
                                   ------------------- ----------------- ----------------- ---------------- -----------------
Investment income:
 Dividends                            $     36,247(1)     $  458,941(1)    $     24,323(1)    $  18,843(1)    $    11,148(1)
 Interest                                   16,315            20,230             29,583(4)        8,389            24,624
  Total investment income                   52,562           479,171             53,906          27,232            35,772
Expenses:
 Investment Advisory fees                   42,037           143,872             67,717          12,156            77,424
 Distribution fees, Class A                 10,519            33,350             12,141           3,136            17,891
 Distribution fees, Class B                  7,924            53,340             27,631           4,119            27,664
 Distribution fees, Class C                  9,615             9,444             11,896           1,922             8,551
 Transfer agent fees                        15,500            64,939             38,580          10,438            41,053
 Custodian and accounting fees              52,788            16,116             25,450           5,457             7,201
 Audit and legal fees                        2,043             2,501              1,523             192             1,218
 Reports to shareholders                     1,177             4,143              1,604             642               969
 Registration fees                          20,511            18,101             19,746          21,028            26,850
 Directors' fees                                65               246                 95              20               137
 Other expenses                                446             2,785              2,586           1,522             4,394
   Total expenses                          162,625           348,837            208,969          60,632           213,352
  Less: Expense reimbursement              (75,717)          (32,663)           (62,498)        (33,897)          (46,981)
  Total expenses, net of
   reimbursement                            86,908           316,174            146,471          26,735           166,371
Net investment income (loss)               (34,346)          162,997            (92,565)            497          (130,599)
Net realized and unrealized gain
 (loss) on investments:
  Net realized gain (loss) on
   investments                          (2,145,508)          112,911         (1,447,783)        (73,022)       (8,084,310)
  Net realized gain (loss) on
   foreign currency
   transactions                            (43,327)          (56,606)           (14,576)          2,738          (119,386)
  Net realized gain (loss) on
   futures and options
   transactions                                 --                --                 --              --                --
  Net change in unrealized gain
   (loss) on investments and
   foreign currency
   denominated amounts                      13,630          (655,756)         1,289,151         (21,531)        2,293,620
Net realized and unrealized gain
 (loss) on investments                  (2,175,205)         (599,451)          (173,208)        (91,815)       (5,910,076)
Increase (decrease) in net assets
 resulting from operations            $ (2,209,551)       $ (436,454)      $   (265,773)      $ (91,318)      $(6,040,675)



                                         Internet
                                           Fund
                                   -------------------
Investment income:
 Dividends                           $     318,549(1)
 Interest                                  461,520
  Total investment income                  780,069
Expenses:
 Investment Advisory fees                  980,043
 Distribution fees, Class A                184,856
 Distribution fees, Class B                433,916
 Distribution fees, Class C                132,456
 Transfer agent fees                       497,030
 Custodian and accounting fees              31,181
 Audit and legal fees                       12,674
 Reports to shareholders                     9,997
 Registration fees                          37,718
 Directors' fees                             1,636
 Other expenses                             14,949
   Total expenses                        2,336,456
  Less: Expense reimbursement             (164,166)
  Total expenses, net of
   reimbursement                         2,172,290
Net investment income (loss)            (1,392,221)
Net realized and unrealized gain
 (loss) on investments:
  Net realized gain (loss) on
   investments                        (121,726,660)
  Net realized gain (loss) on
   foreign currency
   transactions                                 --
  Net realized gain (loss) on
   futures and options
   transactions                                 --
  Net change in unrealized gain
   (loss) on investments and
   foreign currency
   denominated amounts                  94,341,171
Net realized and unrealized gain
 (loss) on investments                 (27,385,489)
Increase (decrease) in net assets
 resulting from operations           $ (28,777,710)

(1) Net of foreign taxes withheld of $3,361 for Worldwide Growth, $23,219 for Global Financial Services, $453 for Global Health Care, $1,972 for Global Socially Responsive, $1,473 for International Internet, $10,794 for Internet, $331 for Balanced, $21 for Convertible Securities and $3,201 for Managed.
(2) Commencement of Operations.
(3) Includes $1,066 of credits earned under a custodian fee arrangement.
(4) Includes $3,085 of interest earned from securities lending.


See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------

                                     DOMESTIC HYBRID

  Mergers and                           Convertible
 Acquisitions         Balanced          Securities             Managed
     Fund              Fund                Fund                Fund
-------------- ------------------- ------------------- --------------------
  2/28/01(2)
    through
    6/30/01
  $  52,492       $     43,759(1)     $     50,755(1)     $   1,674,082(1)
     58,230            198,086              58,189              111,670
    110,722            241,845             108,944            1,785,752
     44,318             60,446              32,049              972,832
      9,052             16,591               6,440              218,185
     18,917             33,695              19,352              525,984
      9,088              9,537               8,501               34,335
     52,683             35,558              17,494              345,206
     10,925              6,533              10,483               61,757
        744              1,175                 719               19,421
      1,504              2,110               1,036               23,041
     12,015             12,103              20,565               20,347
         86                102                  59                1,099
      6,930              1,839               2,355                4,493
    166,262            179,689             119,053            2,226,700
    (57,804)           (43,299)            (35,618)             (86,232)
    108,458            136,390              83,435            2,140,468
      2,264            105,455              25,509             (354,716)
    262,524           (419,095)           (739,475)          12,634,566
         --                 --                  --                   --
         --                 --                  --             (107,989)
    408,604           (824,387)           (300,049)         (27,948,437)
    671,128         (1,243,482)         (1,039,524)         (15,421,860)
  $ 673,392       $ (1,138,027)       $ (1,014,015)       $ (15,776,576)



                                                      MONEY
                     INCOME                           MARKET
  Government                       Tax-Exempt          Money
  Securities      High-Yield         Income           Market
     Fund         Bond Fund           Fund             Fund
-------------- --------------- ------------------ -------------



  $       --    $          --     $        --      $        --
   5,201,770        5,200,777         733,078        8,489,541
   5,201,770        5,200,777         733,078        8,489,541
     457,277          319,124          72,609          557,782
     198,590          131,751          48,007                -
     232,980          187,589          31,032                -
      51,456           40,771           7,124                -
     158,966          137,095          25,044          241,851
      28,709           33,005           6,799           23,743
      11,159            7,765           3,709           18,600
      15,052            9,114           3,320           27,690
      18,940           18,829          17,963           24,558
         895              512             166            2,512
       5,735            5,065           2,436           15,643
   1,179,759          890,620         218,209          912,379
     (48,923)         (78,417)        (37,654)(3)           --
   1,130,836          812,203         180,555          912,379
   4,070,934        4,388,574         552,523        7,577,162
     244,801       (2,568,019)        127,515               --
          --               --              --               --
          --           (9,788)             --               --
     231,453        1,211,583        (239,543)              --
     476,254       (1,366,224)       (112,028)              --
  $4,547,188    $   3,022,350     $   440,495      $ 7,577,162


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                                  AGGRESSIVE STOCK

                                                                                                    Multi-Cap Growth
                                                                        Mid-Cap Growth Fund               Fund
                                                                ----------------------------------- -----------------
                                                                   (Unaudited)      For the Period
                                                                   Six Months     October 31, 2000      (Unaudited)
                                                                      Ended            through          Six Months
                                                                    June 30,        December 31,          Ended
                                                                      2001              2000          June 30, 2001
                                                                ---------------- ------------------ -----------------
From operations:
 Net investment income (loss)                                    $      (47,960)    $    (4,958)     $   (1,012,044)
 Net realized gain (loss) on investments and foreign currency
  transactions                                                       (1,717,987)       (197,618)        (33,602,983)
 Net realized gain (loss) on futures and options                             --              --                  --
 Net change in unrealized gain (loss) on investments and
  foreign currency denominated amounts                                 (196,264)        (74,853)         10,141,543
 Increase (decrease) in net assets resulting from operations         (1,962,211)       (277,429)        (24,473,484)
Distributions to shareholders from:
 Net investment income, Class A                                              --              --                  --
 Net investment income, Class B                                              --              --                  --
 Net investment income, Class C                                              --              --                  --
 Net investment income, Class Y                                              --              --                  --
 Net realized gains on investments Class A                                   --              --                  --
 Net realized gains on investments Class B                                   --              --                  --
 Net realized gains on investments Class C                                   --              --                  --
 Net realized gains on investments Class Y                                   --              --                  --
Total distributions to shareholders                                          --              --                  --
From capital share transactions:
Class A
 Shares sold                                                          2,493,071       2,738,591          65,695,782
 Reinvestment of distributions                                               --              --                  --
 Shares redeemed                                                       (733,122)       (298,940)        (64,411,462)
 Net increase (decrease) -- Class A                                   1,759,949       2,439,651           1,284,320
Class B
 Shares sold                                                          2,300,756       1,538,460           9,452,637
 Reinvestment of distributions                                               --              --                  --
 Shares redeemed                                                       (158,129)        (10,513)         (8,710,900)
 Net increase (decrease) -- Class B                                   2,142,627       1,527,947             741,737
Class C
 Shares sold                                                          1,389,867       1,195,419           2,812,594
 Reinvestment of distributions                                               --              --                  --
 Shares redeemed                                                        (76,961)        (25,834)         (4,020,023)
 Net increase (decrease) -- Class C                                   1,312,906       1,169,585          (1,207,429)
Class Y
 Shares sold                                                             57,680         133,647             143,831
 Reinvestment of distributions                                               --              --                  --
 Shares redeemed                                                         (5,601)             --             (60,202)
 Net increase (decrease) -- Class Y                                      52,079         133,647              83,629
Total increase (decrease) in net assets resulting from capital
 share transactions                                                   5,267,561       5,270,830             902,257
Total increase (decrease) in net assets                               3,305,350       4,993,401         (23,571,227)
Net assets:
 Beginning of period                                             $    4,993,401              --      $  200,171,944
 End of period                                                   $    8,298,751     $ 4,993,401      $  176,600,717



                                                                                   AGGRESSIVE STOCK

                                                                 Multi-Cap Growth
                                                                       Fund
                                                                ------------------
                                                                                       (Unaudited)
                                                                     Year Ended        Six Months        Year Ended
                                                                   December 31,          Ended          December 31,
                                                                       2000          June 30, 2001          2000
                                                                ------------------ ----------------- -----------------
From operations:
 Net investment income (loss)                                    $     (3,118,975)  $      (705,536)  $   (1,222,941)
 Net realized gain (loss) on investments and foreign currency
  transactions                                                        (45,517,859)        1,529,125        7,936,243
 Net realized gain (loss) on futures and options                               --                --               --
 Net change in unrealized gain (loss) on investments and
  foreign currency denominated amounts                                (52,724,179)       (3,324,896)      (9,727,828)
 Increase (decrease) in net assets resulting from operations         (101,361,013)       (2,501,307)      (3,014,526)
Distributions to shareholders from:
 Net investment income, Class A                                                --                --               --
 Net investment income, Class B                                                --                --               --
 Net investment income, Class C                                                --                --               --
 Net investment income, Class Y                                                --                --               --
 Net realized gains on investments Class A                                     --                --       (2,522,195)
 Net realized gains on investments Class B                                     --                --       (2,713,944)
 Net realized gains on investments Class C                                     --                --         (612,344)
 Net realized gains on investments Class Y                                     --                --         (655,756)
Total distributions to shareholders                                            --                --       (6,504,239)
From capital share transactions:
Class A
 Shares sold                                                          124,249,891        34,623,522       40,598,676
 Reinvestment of distributions                                                 --                --        2,420,851
 Shares redeemed                                                      (50,871,891)      (32,599,242)     (22,540,377)
 Net increase (decrease) -- Class A                                    73,378,000         2,024,280       20,479,150
Class B
 Shares sold                                                          105,286,532         6,674,606       25,471,316
 Reinvestment of distributions                                                 --                --        2,580,036
 Shares redeemed                                                      (14,432,291)       (3,097,429)      (5,440,618)
 Net increase (decrease) -- Class B                                    90,854,241         3,577,177       22,610,734
Class C
 Shares sold                                                           43,127,327         1,338,070        7,317,046
 Reinvestment of distributions                                                 --                --          570,991
 Shares redeemed                                                       (9,641,268)       (1,166,754)      (2,901,526)
 Net increase (decrease) -- Class C                                    33,486,059           171,316        4,986,511
Class Y
 Shares sold                                                              459,927           459,585          966,990
 Reinvestment of distributions                                                 --                --          643,841
 Shares redeemed                                                         (210,904)       (1,008,009)        (990,256)
 Net increase (decrease) -- Class Y                                       249,023          (548,424)         620,575
Total increase (decrease) in net assets resulting from capital
 share transactions                                                   197,967,323         5,224,349       48,696,970
Total increase (decrease) in net assets                                96,606,310         2,723,042       39,178,205
Net assets:
 Beginning of period                                             $    103,565,634   $    91,950,584   $   52,772,379
 End of period                                                   $    200,171,944   $    94,673,626   $   91,950,584

See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------

                                STOCK

      Small Company Value Fund           Capital Appreciation Fund
------------------------------------ ---------------------------------
    (Unaudited)                        (Unaudited)
    Six Months         Year Ended       Six Months       Year Ended
      Ended          December 31,         Ended         December 31,
  June 30, 2001          2000         June 30, 2001         2000
----------------- ------------------ --------------- -----------------

 $     (655,990)   $     (1,191,442)  $  (1,204,749)  $    (2,213,513)

2,941,773                42,046,200     (22,290,457)       (1,656,086)
             --                  --              --                --

27,267,327              (22,297,575)    (13,465,107)      (36,512,349)
     29,553,110          18,557,183     (36,960,313)      (40,381,948)

             --                  --              --                --
             --                  --              --                --
             --                  --              --                --
             --                  --              --                --
             --         (22,477,912)             --       (27,888,156)
             --         (16,076,329)             --        (9,797,087)
             --          (7,046,140)             --        (2,763,477)
             --            (109,746)             --           (72,516)
             --         (45,710,127)             --       (40,521,236)


    100,306,261         205,220,984      46,125,423       185,586,404
             --          21,385,612              --        27,128,656
    (88,230,645)       (175,008,466)    (49,420,727)     (162,238,662)
     12,075,616          51,598,130      (3,295,304)       50,476,398

     27,923,099          34,500,580       7,233,013        58,378,540
             --          15,146,814              --         9,301,039
     (7,128,709)        (21,062,126)     (8,513,687)      (13,157,026)
     20,794,390          28,585,268      (1,280,674)       54,522,553

     17,966,295          26,707,594       2,267,259        26,098,549
             --           6,459,484              --         2,514,355
     (5,916,397)         (9,387,342)     (3,352,254)       (6,433,020)
     12,049,898          23,779,736      (1,084,995)       22,179,884

      2,781,725             925,957         198,552           266,936
             --             100,236              --            55,401
       (125,561)           (756,897)       (170,995)          (82,736)
      2,656,164             269,296          27,557           239,601
     47,576,068         104,232,430      (5,633,416)      127,418,436
     77,129,178          77,079,486     (42,593,729)       46,515,252

 $  346,657,437    $    269,577,951   $ 275,369,491   $   228,854,239
 $  423,786,615    $    346,657,437   $ 232,775,762   $   275,369,491



 Deep Value Fund            Equity Fund                  Equity Income Fund
----------------- -------------------------------- -------------------------------
   (Unaudited)
  For the Period    (Unaudited)                      (Unaudited)
   May 31, 2001      Six Months      Year Ended       Six Months      Year Ended
     through           Ended        December 31,        Ended        December 31,
  June 30, 2001    June 30, 2001        2000        June 30, 2001        2000
----------------- --------------- ---------------- --------------- ---------------

   $    (515)      $  (1,082,601)  $    (862,948)   $     476,011   $     937,286

        (539)            669,276       2,149,861        5,064,718      12,447,709
          --                  --              --               --              --

      20,948         (20,921,427)    (23,637,322)     (16,692,637)     (7,473,234)
      19,894         (21,334,752)    (22,350,409)     (11,151,908)      5,911,761

          --                  --              --         (415,031)       (781,634)
          --                  --              --          (87,734)       (118,512)
          --                  --              --          (19,822)        (24,007)
          --                  --              --           (1,970)         (1,609)
          --                  --        (310,202)              --     (10,031,022)
          --                  --        (363,973)              --      (4,248,880)
          --                  --        (141,175)              --        (854,440)
          --                  --          (3,525)              --         (13,482)
          --                  --        (818,875)        (524,557)    (16,073,586)


   1,025,206          19,480,627      71,656,114       44,977,368      25,634,241
          --                  --         270,475          396,659      10,221,485
            (6)       (9,775,602)    (16,779,089)     (42,356,607)    (45,538,830)
   1,025,200           9,705,025      55,147,500        3,017,420      (9,683,104)

   1,470,957          11,976,583      57,235,797        5,444,967       7,506,229
          --                  --         350,403           80,107       4,071,478
      (1,873)         (6,685,785)     (5,095,144)      (3,034,875)    (13,095,338)
   1,469,084           5,290,798      52,491,056        2,490,199      (1,517,631)

     495,972          11,974,469      37,567,629        2,040,370       3,815,794
          --                  --         124,476           19,822         830,958
          --          (4,341,731)     (1,962,962)      (1,266,458)     (4,979,671)
     495,972           7,632,738      35,729,143          793,734        (332,919)

     102,015             363,688         297,268          185,752           6,572
          --                  --           2,611            1,092           3,045
        (400)            (58,820)        (37,317)         (11,878)        (28,276)
     101,615             304,868         262,562          174,966         (18,659)
   3,091,871          22,933,429     143,630,261        6,476,319     (11,552,313)
   3,111,765           1,598,677     120,460,977       (5,200,146)    (21,714,138)

          --       $ 142,336,108   $  21,875,131    $ 143,745,832   $ 165,459,970
   $3,111,765      $ 143,934,785   $ 142,336,108    $ 138,545,686   $ 143,745,832




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                                                Growth Fund
                                                   -------------------------------------
                                                      (Unaudited)
                                                       Six Months         Year Ended
                                                         Ended           December 31,
                                                     June 30, 2001           2000
                                                   ----------------- -------------------
From operations:
 Net investment income (loss)                       $   (6,107,084)   $     (14,682,750)
 Net realized gain (loss) on investments and
  foreign currency transactions                        (30,278,564)          92,408,225
 Net realized gain (loss) on futures and options                --                   --
 Net change in unrealized gain (loss) on
  investments and foreign currency
  denominated amounts                                 (225,854,471)        (282,341,802)
Increase (decrease) in net assets resulting from
 operations                                           (262,240,119)        (204,616,327)
Distributions to shareholders from:
 Net investment income, Class A                                 --                   --
 Net investment income, Class B                                 --                   --
 Net investment income, Class C                                 --                   --
 Net investment income, Class Y                                 --                   --
 Net realized gains on investments Class A                      --         (100,537,418)
 Net realized gains on investments Class B                      --          (71,757,514)
 Net realized gains on investments Class C                      --          (25,049,795)
 Net realized gains on investments Class Y                      --           (6,752,623)
Total distributions to shareholders                             --         (204,097,350)
From capital share transactions:
Class A
 Shares sold                                           351,104,138        1,114,127,587
 Reinvestment of distributions                                  --           97,912,311
 Shares redeemed                                      (396,281,717)      (1,249,952,292)
 Net increase (decrease) - Class A                     (45,177,579)         (37,912,394)
Class B
 Shares sold                                            41,421,755          153,325,469
 Reinvestment of distributions                                  --           68,595,533
 Shares redeemed                                       (49,437,395)        (154,855,531)
 Net increase (decrease) - Class B                      (8,015,640)          67,065,471
Class C
 Shares sold                                            20,888,013           90,800,131
 Reinvestment of distributions                                  --           24,201,974
 Shares redeemed                                       (23,090,097)        (104,043,331)
 Net increase (decrease) - Class C                      (2,202,084)          10,958,774
Class Y
 Shares sold                                             5,380,360           27,211,188
 Reinvestment of distributions                                  --            6,275,250
 Shares redeemed                                        (9,915,037)         (39,526,223)
 Net increase (decrease) - Class Y                      (4,534,677)          (6,039,785)
Total increase (decrease) in net assets resulting
 from capital share transactions                       (59,929,980)          34,072,066
Total increase (decrease) in net assets               (322,170,099)        (374,641,611)
Net assets:
 Beginning of period                                $2,086,595,676    $   2,461,237,287
 End of period                                      $1,764,425,577    $   2,086,595,676



                                                        Growth and Income Fund                Large-Cap Fund
                                                   -------------------------------- ----------------------------------
                                                     (Unaudited)                      (Unaudited)     For the Period
                                                      Six Months      Year Ended       Six Months    October 31, 2000
                                                        Ended        December 31,        Ended            through
                                                    June 30, 2001        2000        June 30, 2001   December 31, 2000
                                                   --------------- ---------------- --------------- ------------------
From operations:
 Net investment income (loss)                       $      33,208   $    (263,822)   $    (89,715)     $    (12,609)
 Net realized gain (loss) on investments and
  foreign currency transactions                          (731,511)      1,882,443      (5,384,598)         (548,885)
 Net realized gain (loss) on futures and options            9,940          33,474              --                --
 Net change in unrealized gain (loss) on
  investments and foreign currency
  denominated amounts                                 (29,128,819)     (5,456,729)        977,240        (1,476,121)
Increase (decrease) in net assets resulting from
 operations                                           (29,817,182)     (3,804,634)     (4,497,073)       (2,037,615)
Distributions to shareholders from:
 Net investment income, Class A                                --              --              --                --
 Net investment income, Class B                                --              --              --                --
 Net investment income, Class C                                --              --              --                --
 Net investment income, Class Y                                --              --              --                --
 Net realized gains on investments Class A                     --              --              --                --
 Net realized gains on investments Class B                     --              --              --                --
 Net realized gains on investments Class C                     --              --              --                --
 Net realized gains on investments Class Y                     --              --              --                --
Total distributions to shareholders                            --              --              --                --
From capital share transactions:
Class A
 Shares sold                                           31,921,083      71,001,795       5,693,331        10,494,685
 Reinvestment of distributions                                 --              --              --                --
 Shares redeemed                                      (24,333,849)    (40,758,378)     (3,130,417)         (357,873)
 Net increase (decrease) - Class A                      7,587,234      30,243,417       2,562,914        10,136,812
Class B
 Shares sold                                           25,607,700      63,871,689       3,519,197         2,524,352
 Reinvestment of distributions                                 --              --              --                --
 Shares redeemed                                       (9,722,709)    (12,038,099)       (238,999)           (2,218)
 Net increase (decrease) - Class B                     15,884,991      51,833,590       3,280,198         2,522,134
Class C
 Shares sold                                            5,775,237      13,476,355       1,350,339         2,096,338
 Reinvestment of distributions                                 --              --              --                --
 Shares redeemed                                       (2,713,823)     (4,513,937)       (259,162)          (15,169)
 Net increase (decrease) - Class C                      3,061,414       8,962,418       1,091,177         2,081,169
Class Y
 Shares sold                                              824,918       1,247,524          43,868           113,662
 Reinvestment of distributions                                 --              --              --                --
 Shares redeemed                                       (1,382,204)     (1,521,008)         (6,576)           (1,080)
 Net increase (decrease) - Class Y                       (557,286)       (273,484)         37,292           112,582
Total increase (decrease) in net assets resulting
 from capital share transactions                       25,976,353      90,765,941       6,971,581        14,852,697
Total increase (decrease) in net assets                (3,840,829)     86,961,307       2,474,508        12,815,082
Net assets:
 Beginning of period                                $ 258,142,802   $ 171,181,495    $ 12,815,082                --
 End of period                                      $ 254,301,973   $ 258,142,802    $ 15,289,590      $ 12,815,082

See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------

                          INTERNATIONAL/GLOBAL

      Emerging Countries Fund           International Core Growth Fund
------------------------------------ ------------------------------------
   (Unaudited)       For the Period     (Unaudited)       For the Period
   Six Months      October 31, 2000     Six Months      October 31, 2000
      Ended            through             Ended            through
  June 30, 2001   December 31, 2000    June 30, 2001   December 31, 2000
---------------- ------------------- ---------------- -------------------

 $        7,905     $     (3,433)     $       (5,372)    $     (4,058)

       (323,782)         (58,636)           (458,697)         (31,493)
             --               --                  --               --


       (119,380)         (45,150)           (237,145)           8,418

       (435,257)        (107,219)           (701,214)         (27,133)

             --               --                  --               --
             --               --                  --               --
             --               --                  --               --
             --               --                  --               --
             --               --                  --               --
             --               --                  --               --
             --               --                  --               --
             --               --                  --               --
             --               --                  --               --


        473,787        3,521,957           1,404,062        1,317,006
             --               --                  --               --
     (1,125,524)              --            (598,245)              --
       (651,737)       3,521,957             805,817        1,317,006

        185,418          365,432             898,971          659,471
             --               --                  --               --
        (17,174)             (39)           (107,521)         (24,126)
        168,244          365,393             791,450          635,345

        168,055          322,775           9,512,326          616,535
             --               --                  --               --
        (17,370)              --          (8,798,789)              --
        150,685          322,775             713,537          616,535

         53,933          114,280               5,147          113,337
             --               --                  --               --
           (132)              --              (1,063)              --
         53,801          114,280               4,084          113,337
       (279,007)       4,324,405           2,314,888        2,682,223
       (714,264)       4,217,186           1,613,674        2,655,090

 $    4,217,186               --      $    2,655,090               --
 $    3,502,922     $  4,217,186      $    4,268,764     $  2,655,090



      International Growth Fund               Worldwide Growth Fund
-------------------------------------- -----------------------------------
    (Unaudited)                           (Unaudited)     For the Period
    Six Months                            Six Months     October 31, 2000
       Ended             Year Ended          Ended            through
   June 30, 2001    December 31, 2000    June 30, 2001   December 31, 2000
------------------ ------------------- ---------------- ------------------

 $        (29,362)  $       (928,377)   $      (34,346)     $  (10,095)

       (6,171,431)         1,925,349        (2,188,835)       (220,956)
               --                 --                --              --


      (16,137,359)       (23,480,497)           13,630        (466,283)

      (22,338,152)       (22,483,525)       (2,209,551)       (697,334)

               --                 --                --              --
               --                 --                --              --
               --                 --                --              --
               --                 --                --              --
               --         (1,966,676)               --              --
               --         (1,054,393)               --              --
               --           (296,953)               --              --
               --           (840,827)               --              --
               --         (4,158,849)               --              --


      285,734,772        198,239,069         1,641,117       5,689,964
               --          1,947,688                --              --
     (281,013,343)      (193,711,550)         (760,949)       (260,222)
        4,721,429          6,475,207           880,168       5,429,742

        2,902,077         13,964,945         1,484,803         904,858
               --          1,010,664                --              --
       (2,629,194)        (4,912,129)          (49,876)         (2,688)
          272,883         10,063,480         1,434,927         902,170

       13,282,458         12,960,628           881,044       1,796,754
               --            262,570                --              --
      (13,101,651)        (9,394,928)          (34,248)        (20,143)
          180,807          3,828,270           846,796       1,776,611

       10,772,128         26,182,173           360,609         111,253
               --            840,825                --              --
      (10,797,180)       (21,554,741)          (10,837)             --
          (25,052)         5,468,257           349,772         111,253
        5,150,067         25,835,214         3,511,663       8,219,776
      (17,188,085)          (807,160)        1,302,112       7,522,442

 $    104,603,829   $    105,410,989    $    7,522,442              --
 $     87,415,744   $    104,603,829    $    8,824,554      $7,522,442

See notes to financial statements.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 SECTOR/SPECIALTY

                                                          Global Financial Services Fund
                                                          ------------------------------
                                                            (Unaudited)
                                                             Six Months
                                                               Ended        Year Ended
                                                              June 30,     December 31,
                                                                2001           2000
                                                          --------------- --------------
From operations:
 Net investment income (loss)                              $    162,997    $    192,860
 Net realized gain (loss) on investments and foreign
  currency transactions                                          56,305         498,384
 Net realized gain (loss) on futures and options                     --              --
 Net change in unrealized gain (loss) on investments and
  foreign currency denominated amounts                         (655,756)      5,543,490
 Increase (decrease) in net assets resulting from
  operations                                                   (436,454)      6,234,734
Distributions to shareholders from:
 Net investment income, Class A                                      --        (106,062)
 Net investment income, Class B                                      --         (31,786)
 Net investment income, Class C                                      --          (7,598)
 Net investment income, Class Y                                      --         (65,744)
 Net realized gains on investments Class A                           --        (272,186)
 Net realized gains on investments Class B                           --        (183,366)
 Net realized gains on investments Class C                           --         (33,257)
 Net realized gains on investments Class Y                           --        (126,104)
 Total distributions to shareholders                                 --        (826,103)
 From capital share transactions:
Class A
 Shares sold                                                  2,644,412      16,733,864
 Reinvestment of distributions                                       --         360,887
 Shares redeemed                                             (2,405,163)     (9,184,061)
 Net increase (decrease) - Class A                              239,249       7,910,690
Class B
 Shares sold                                                  3,047,325       6,346,206
 Reinvestment of distributions                                       --         209,803
 Shares redeemed                                             (1,432,029)     (2,482,711)
 Net increase (decrease) - Class B                            1,615,296       4,073,298
Class C
 Shares sold                                                    848,958       1,429,231
 Reinvestment of distributions                                       --          39,170
 Shares redeemed                                               (462,439)       (539,142)
 Net increase (decrease) - Class C                              386,519         929,259
Class Y
 Shares sold                                                     37,721          95,964
 Reinvestment of distributions                                       --         191,847
 Shares redeemed                                                 (5,222)        (46,116)
 Net increase (decrease) - Class Y                               32,499         241,695
Total increase (decrease) in net assets resulting from
 capital share transactions                                   2,273,563      13,154,942
Total increase (decrease) in net assets                       1,837,109      18,563,573
Net assets:
 Beginning of period                                       $ 34,598,761    $ 16,035,188
 End of period                                             $ 36,435,870    $ 34,598,761



                                                                         SECTOR/SPECIALTY

                                                                                            Global Socially Responsive
                                                              Global Health Care Fund                  Fund
                                                          -------------------------------- -----------------------------
                                                                           For the Period                 For the Period
                                                            (Unaudited)      October 31,    (Unaudited)   September 29,
                                                             Six Months         2000         Six Months        2000
                                                               Ended           through         Ended         through
                                                              June 30,      December 31,      June 30,     December 31,
                                                                2001            2000            2001           2000
                                                          --------------- ---------------- ------------- ---------------
From operations:
 Net investment income (loss)                              $    (92,565)    $    (7,434)    $      497     $    3,009
 Net realized gain (loss) on investments and foreign
  currency transactions                                      (1,462,359)       (357,524)       (70,284)           935
 Net realized gain (loss) on futures and options                     --              --             --             --
 Net change in unrealized gain (loss) on investments and
  foreign currency denominated amounts                        1,289,151         194,496        (21,531)       (40,602)
 Increase (decrease) in net assets resulting from
  operations                                                   (265,773)       (170,462)       (91,318)       (36,658)
Distributions to shareholders from:
 Net investment income, Class A                                      --              --             --             --
 Net investment income, Class B                                      --              --             --             --
 Net investment income, Class C                                      --              --             --             --
 Net investment income, Class Y                                      --              --             --             --
 Net realized gains on investments Class A                           --              --             --             --
 Net realized gains on investments Class B                           --              --             --             --
 Net realized gains on investments Class C                           --              --             --             --
 Net realized gains on investments Class Y                           --              --             --             --
 Total distributions to shareholders                                 --              --             --             --
 From capital share transactions:
Class A
 Shares sold                                                  4,115,297       4,931,452        625,616      1,118,327
 Reinvestment of distributions                                       --              --             --             --
 Shares redeemed                                             (1,375,847)       (353,902)       (27,829)          (807)
 Net increase (decrease) - Class A                            2,739,450       4,577,550        597,787      1,117,520
Class B
 Shares sold                                                  4,521,102       3,696,031        453,469        600,863
 Reinvestment of distributions                                       --              --             --             --
 Shares redeemed                                               (625,259)         (7,386)       (63,310)        (1,439)
 Net increase (decrease) - Class B                            3,895,843       3,688,645        390,159        599,424
Class C
 Shares sold                                                  1,595,294       1,939,178         85,559        368,808
 Reinvestment of distributions                                       --              --             --             --
 Shares redeemed                                               (338,934)        (27,529)       (37,436)           (13)
 Net increase (decrease) - Class C                            1,256,360       1,911,649         48,123        368,795
Class Y
 Shares sold                                                     70,762         300,783          7,427        123,620
 Reinvestment of distributions                                       --              --             --             --
 Shares redeemed                                                (46,863)             --           (344)       (23,132)
 Net increase (decrease) - Class Y                               23,899         300,783          7,083        100,488
Total increase (decrease) in net assets resulting from
 capital share transactions                                   7,915,552      10,478,627      1,043,152      2,186,227
Total increase (decrease) in net assets                       7,649,779      10,308,165        951,834      2,149,569
Net assets:
 Beginning of period                                       $ 10,308,165              --     $2,149,569             --
 End of period                                             $ 17,957,944     $10,308,165     $3,101,403     $2,149,569

See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------

                                                                                                 DOMESTIC HYBRID
                                                                        Mergers &
  International Internet Fund             Internet Fund             Acquisitions Fund             Balanced Fund
------------------------------- ---------------------------------- ------------------- -----------------------------------
                 For the Period
  (Unaudited)    June 30, 2000     (Unaudited)                        For the Period       (Unaudited)
   Six Months       through         Six Months       Year Ended     February 28, 2001      Six Months         Year Ended
     Ended        December 31,        Ended         December 31,         through             Ended          December 31,
 June 30, 2001        2000        June 30, 2001         2000          June 30, 2001      June 30, 2001          2000
--------------- --------------- ----------------- ---------------- ------------------- ----------------- -----------------

 $   (130,599)   $    (245,069)  $   (1,392,221)   $   (7,630,429)     $     2,264      $      105,455    $      170,653

   (8,203,696)      (6,877,404)    (121,726,660)      (75,618,111)         262,524            (419,095)         (625,866)
           --               --               --                --               --                  --                --

    2,293,620       (7,900,648)      94,341,171      (178,028,724)         408,604            (824,387)          467,578

   (6,040,675)     (15,023,121)     (28,777,710)     (261,277,264)         673,392          (1,138,027)           12,365

           --               --               --                --               --                  --           (96,078)
           --               --               --                --               --                  --           (55,454)
           --               --               --                --               --                  --           (17,196)
           --               --               --                --               --                  --            (1,931)
           --               --               --          (556,961)              --                  --           (49,969)
           --               --               --          (548,944)              --                  --           (46,871)
           --               --               --          (189,828)              --                  --            (9,274)
           --               --               --            (5,325)              --                  --              (995)
           --               --               --        (1,301,058)              --                  --          (277,768)


      487,583       21,850,723       97,532,738       206,744,935       11,295,160           1,520,933         5,253,260
           --               --               --           520,467               --                  --           120,527
   (1,067,839)      (3,676,772)     (97,777,767)     (126,020,306)        (579,871)           (689,233)       (2,741,798)
     (580,256)      18,173,951         (245,029)       81,245,096       10,715,289             831,700         2,631,989

      627,609       13,145,371       10,215,122       147,791,260       11,372,136           2,247,838         3,401,016
           --               --               --           510,723               --                  --            97,375
     (888,817)      (1,220,522)     (11,478,501)      (44,376,772)         (75,477)           (681,871)       (1,403,968)
     (261,208)      11,924,849       (1,263,379)      103,925,211       11,296,659           1,565,967         2,094,423

       75,624        4,630,870        2,461,658        54,730,952        4,905,734             845,573         1,398,963
           --               --               --           174,439               --                  --            22,345
     (367,768)        (573,820)      (5,002,542)      (20,074,084)         (36,359)           (437,807)         (260,137)
     (292,144)       4,057,050       (2,540,884)       34,831,307        4,869,375             407,766         1,161,171

       22,903        1,036,745          367,187           742,918          434,481                  --               206
           --               --               --             4,373               --                  --                43
      (40,935)        (391,132)        (274,402)         (841,836)          (2,440)             (1,358)               --
      (18,032)         645,613           92,785           (94,545)         432,041              (1,358)              249
   (1,151,640)      34,801,463       (3,956,507)      219,907,069       27,313,364           2,804,075         5,887,832
   (7,192,315)      19,778,342      (32,734,217)      (42,671,253)      27,986,756           1,666,048         5,622,429

 $ 19,778,342               --   $  220,616,273       263,287,526               --      $   15,787,056    $   10,164,627
 $ 12,586,027    $  19,778,342   $  187,882,056    $  220,616,273      $27,986,756      $   17,453,104    $   15,787,056

See notes to financial statements.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       Convertible Securities Fund                 Managed Fund
                                                   ----------------------------------- ------------------------------------
                                                      (Unaudited)      For the Period      (Unaudited)
                                                      Six Months     October 31, 2000      Six Months         Year Ended
                                                        Ended            through             Ended          December 31,
                                                    June 30, 2001   December 31, 2000    June 30, 2001          2000
                                                   --------------- ------------------- ----------------- ------------------
From operations:
 Net investment income (loss)                       $      25,509     $      2,872      $     (354,716)   $      1,939,555
 Net realized gain (loss) on investments and
  foreign currency transactions                          (739,475)          12,888          12,634,566           3,442,007
 Net realized gain (loss) on futures and options               --               --            (107,989)                 --
 Net change in unrealized gain (loss) on
  investments and foreign currency
  denominated amounts                                    (300,049)          61,881         (27,948,437)         (7,921,421)
 Increase (decrease) in net assets resulting from
  operations                                           (1,014,015)          77,641         (15,776,576)         (2,539,859)
Distributions to shareholders from:
 Net investment income, Class A                                --               --                  --            (876,123)
 Net investment income, Class B                                --               --                  --            (315,085)
 Net investment income, Class C                                --               --                  --             (18,460)
 Net investment income, Class Y                                --               --                  --            (730,343)
 Net realized gains on investments Class A                     --               --                  --         (12,967,163)
 Net realized gains on investments Class B                     --               --                  --         (13,963,718)
 Net realized gains on investments Class C                     --               --                  --            (958,646)
 Net realized gains on investments Class Y                     --               --                  --          (7,340,530)
Total distributions to shareholders                            --               --                  --         (37,170,068)
From capital share transactions:
Class A
 Shares sold                                            2,715,307        1,513,588          10,348,536          19,298,788
 Reinvestment of distributions                                 --               --                  --          13,230,579
 Shares redeemed                                         (276,302)          (2,701)        (14,277,981)        (58,263,385)
 Net increase (decrease) - Class A                      2,439,005        1,510,887          (3,929,445)        (25,734,018)
Class B
 Shares sold                                            3,309,950        2,343,523           6,412,099          12,086,841
 Reinvestment of distributions                                 --               --                  --          13,814,351
 Shares redeemed                                         (548,329)            (439)         (8,447,228)        (47,535,622)
 Net increase (decrease) - Class B                      2,761,621        2,343,084          (2,035,129)        (21,634,430)
Class C
 Shares sold                                            1,353,766        1,069,669             802,096           2,052,171
 Reinvestment of distributions                                 --               --                  --             962,332
 Shares redeemed                                          (90,582)              --          (1,129,421)         (4,515,321)
 Net increase (decrease) - Class C                      1,263,184        1,069,669            (327,325)         (1,500,818)
Class Y
 Shares sold                                               31,042          113,311           2,103,333           4,736,687
 Reinvestment of distributions                                 --               --                  --           8,070,873
 Shares redeemed                                           (2,338)            (500)         (4,998,549)        (30,844,484)
 Net increase (decrease) - Class Y                         28,704          112,811          (2,895,216)        (18,036,924)
Total increase (decrease) in net assets resulting
 from capital share transactions                        6,492,514        5,036,451          (9,187,115)        (66,906,190)
Total increase (decrease) in net assets                 5,478,499        5,114,092         (24,963,691)       (106,616,117)
Net assets:
 Beginning of period                                $   5,114,092               --      $  278,048,149    $    384,664,266
 End of period                                      $  10,592,591     $  5,114,092      $  253,084,458    $    278,048,149



                                                               INCOME

                                                     Government Securities Fund
                                                   -------------------------------
                                                     (Unaudited)
                                                      Six Months      Year Ended
                                                        Ended        December 31,
                                                    June 30, 2001        2000
                                                   --------------- ---------------
From operations:
 Net investment income (loss)                       $   4,070,934   $   6,572,327
 Net realized gain (loss) on investments and
  foreign currency transactions                           244,801         203,269
 Net realized gain (loss) on futures and options               --              --
 Net change in unrealized gain (loss) on
  investments and foreign currency
  denominated amounts                                     231,453       5,661,431
 Increase (decrease) in net assets resulting from
  operations                                            4,547,188      12,437,027
Distributions to shareholders from:
 Net investment income, Class A                        (2,378,325)     (4,017,852)
 Net investment income, Class B                        (1,129,721)     (1,806,487)
 Net investment income, Class C                          (249,324)       (335,717)
 Net investment income, Class Y                          (213,323)       (412,271)
 Net realized gains on investments Class A                     --              --
 Net realized gains on investments Class B                     --              --
 Net realized gains on investments Class C                     --              --
 Net realized gains on investments Class Y                     --              --
Total distributions to shareholders                    (3,970,693)     (6,572,327)
From capital share transactions:
Class A
 Shares sold                                           88,247,031      69,525,042
 Reinvestment of distributions                          1,834,027       3,280,499
 Shares redeemed                                      (81,234,230)    (68,995,510)
 Net increase (decrease) - Class A                      8,846,828       3,810,031
Class B
 Shares sold                                           16,055,722      13,543,513
 Reinvestment of distributions                            931,931       1,492,485
 Shares redeemed                                       (6,206,988)    (12,254,421)
 Net increase (decrease) - Class B                     10,780,665       2,781,577
Class C
 Shares sold                                            6,172,502       5,883,935
 Reinvestment of distributions                            195,725         279,699
 Shares redeemed                                       (2,338,412)     (3,353,196)
 Net increase (decrease) - Class C                      4,029,815       2,810,438
Class Y
 Shares sold                                              454,505         941,576
 Reinvestment of distributions                            210,013         410,629
 Shares redeemed                                         (340,408)       (727,849)
 Net increase (decrease) - Class Y                        324,110         624,356
Total increase (decrease) in net assets resulting
 from capital share transactions                       23,981,418      10,026,402
Total increase (decrease) in net assets                24,557,913      15,891,102
Net assets:
 Beginning of period                                $ 138,201,166   $ 122,310,064
 End of period                                      $ 162,759,079   $ 138,201,166

See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------

                                                                                       MONEY MARKET
       High-Yield Bond Fund               Tax-Exempt Income Fund                     Money Market Fund
----------------------------------   --------------------------------   -------------------------------------------
  (Unaudited)                          (Unaudited)                           (Unaudited)
   Six Months        Year Ended         Six Months       Year Ended          Six Months              Year Ended
     Ended          December 31,          Ended         December 31,           Ended               December 31,
 June 30, 2001          2000          June 30, 2001         2000           June 30, 2001               2000
---------------   ----------------   ---------------   --------------   -------------------   ---------------------

 $   4,388,574     $   8,665,205      $     552,523     $  1,132,098     $      7,577,162      $       14,939,285

    (2,568,019)       (3,993,294)           127,515         (140,295)                  --                       -
        (9,788)               --                 --               --                   --                       -


     1,211,583        (7,861,427)          (239,543)       1,787,522                   --                       -

     3,022,350        (3,189,516)           440,495        2,779,325            7,577,162              14,939,285

    (2,484,835)       (5,178,683)          (421,402)        (869,442)          (6,539,289)            (12,925,044)
    (1,485,660)       (2,825,669)          (105,256)        (209,565)            (757,292)             (1,426,937)
      (321,843)         (553,940)           (24,190)         (50,893)            (210,400)               (442,612)
       (96,236)         (106,913)            (1,675)          (2,200)             (70,181)               (144,692)
            --                --                 --               --                   --                      --
            --                --                 --               --                   --                      --
            --                --                 --               --                   --                      --
            --                --                 --               --                   --                      --
    (4,388,574)       (8,665,205)          (552,523)      (1,132,100)          (7,577,162)            (14,939,285)


    40,393,380        17,632,107         11,162,030        4,517,107          863,420,106           1,688,715,088
     2,200,461         3,905,073            310,697          669,604            6,008,331              11,820,223
   (37,454,935)      (24,011,508)       (13,112,578)      (5,867,925)        (881,510,463)         (1,632,714,089)
     5,138,906        (2,474,328)        (1,639,851)        (681,214)         (12,082,026)             67,821,222

    11,153,581         8,715,915          1,858,818        2,591,713           31,505,541              51,472,173
     1,098,810         2,084,352             65,132          146,156              697,102               1,297,557
    (3,492,289)      (10,830,721)        (1,908,358)      (2,076,570)         (26,047,930)            (57,535,986)
     8,760,102           (30,454)            15,592          661,299            6,154,713              (4,766,256)

     4,508,203         4,804,010            312,596          446,535           27,920,004              36,982,635
       238,407           431,063             22,403           48,270              196,563                 405,338
    (2,763,904)       (4,296,259)          (361,357)        (701,008)         (28,550,717)            (35,974,988)
     1,982,706           938,814            (26,358)        (206,203)            (434,150)              1,412,985

     1,969,965            78,821            127,431              495            2,122,964               5,307,482
        89,949           106,905                548                8               65,662                 136,688
      (342,389)         (410,463)           (97,928)         (15,916)          (1,401,999)             (6,255,631)
     1,717,525          (224,737)            30,051          (15,413)             786,627                (811,461)

    17,599,239        (1,790,705)        (1,620,566)        (241,531)          (5,574,836)             63,656,490
    16,233,015       (13,645,426)        (1,732,594)       1,405,694           (5,574,836)             63,656,490

 $  95,085,784     $ 108,731,210      $  30,516,004     $ 29,110,310     $    311,695,667      $      248,039,177
 $ 111,318,799     $  95,085,784      $  28,783,410     $ 30,516,004     $    306,120,831      $      311,695,667

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                        Enterprise Mid-Cap Growth Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Mid-Cap Growth Fund (Class A)                                                   June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $    8.73         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                   ( 0.04(F)         ( 0.04)F)
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 2.32)           ( 1.23)
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 2.36)           ( 1.27)
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    6.37         $    8.73
                                                                                            =========         =========
Total ReturnC                                                                                  (27.03)%(B)       (12.70)%(B)
Net Assets End of Period (in thousands)                                                     $   3,182         $   2,336
Ratio of Expenses to Average Net Assets                                                          1.60)%(A)         1.60%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                3.58)%(A)        15.21%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    ( 1.15)%(A)       ( 0.74)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 3.13)%(A)       (14.35)%(A)
Portfolio Turnover Rate                                                                            67%               17%(B)


                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Mid-Cap Growth Fund (Class B)                                                   June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $    8.73         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                   ( 0.06)(F)        ( 0.09)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 2.32)           ( 1.18)
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 2.38)           ( 1.27)
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    6.35         $    8.73
                                                                                            =========         =========
Total ReturnD                                                                                  (27.26)%(B)       (12.70)%(B)
Net Assets End of Period (in thousands)                                                     $   2,975         $   1,429
Ratio of Expenses to Average Net Assets                                                          2.15%(A)          2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                3.96%(A)         15.76%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    ( 1.72)%(A)       ( 1.30)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 3.53)%(A)       (14.91)%(A)
Portfolio Turnover Rate                                                                            67%               17%(B)

[START HERE]
                       See notes to financial statements.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Mid-Cap Growth Fund (Class C)                                                   June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $    8.71         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                   ( 0.06)F          ( 0.08)F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 2.30)           ( 1.21)
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 2.36)           ( 1.29)
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    6.35         $    8.71
                                                                                            =========         =========
Total ReturnD                                                                                  (27.10)%B         (12.90)%B
Net Assets End of Period (in thousands)                                                     $   2,008         $   1,111
Ratio of Expenses to Average Net Assets                                                          2.15%A            2.15%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                4.00%A           15.76%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    ( 1.71)%A         ( 1.31)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 3.57)%A         (14.92)%A
Portfolio Turnover Rate                                                                            67%               17%B


                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Mid-Cap Growth Fund (Class Y)                                                   June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $    8.74         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                   ( 0.02)F          ( 0.02)F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 2.33)           ( 1.24)
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 2.35)           ( 1.26)
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    6.39         $    8.74
                                                                                            =========         =========
Total Return                                                                                   (26.89)%B         (12.60)%B
Net Assets End of Period (in thousands)                                                     $     134         $     117
Ratio of Expenses to Average Net Assets                                                          1.15%A            1.15%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                3.17%A           14.76%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    ( 0.68)%A         ( 0.32)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 2.70)%A         (13.93)%A
Portfolio Turnover Rate                                                                            67%               17%B


                       See notes to financial statements.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                       Enterprise Multi-Cap Growth Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                        (Unaudited)                          For the Period
                                                                     Six Months Ended       Year Ended           7/1/99
Enterprise Multi-Cap Growth Fund (Class A)                             June 30, 2001    December 31, 2000   through 12/31/99
------------------------------------------------------------------- ------------------ ------------------- -----------------
Net Asset Value Beginning of Period                                     $    9.56           $  13.74          $    5.00
                                                                        ---------           --------          ---------
Net Investment Income (Loss)                                               ( 0.03)F           ( 0.14)F           ( 0.05)F
Net Realized and Unrealized Gain (Loss) on Investments                     ( 1.10)            ( 4.04)              9.00
                                                                        ---------           --------          ---------
Total from Investment Operations                                           ( 1.13)            ( 4.18)              8.95
                                                                        ---------           --------          ---------
Dividends from Net Investment Income                                           --                 --                 --
Distributions from Capital Gains                                               --                 --             ( 0.21)
                                                                        ---------           --------          ---------
Total Distributions                                                            --                 --             ( 0.21)
                                                                        ---------           --------          ---------
Net Asset Value End of Period                                           $    8.43           $   9.56          $   13.74
                                                                        =========           ========          =========
Total ReturnC                                                              (11.82)%B          (30.42)%           179.26%B
Net Assets End of Period (in thousands)                                 $  72,594           $ 81,279          $  49,206
Ratio of Expenses to Average Net Assets                                      1.85%A             1.85%              1.85%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            2.01%A             1.92%              2.43%A
Ratio of Net Investment Income (Loss) to Average Net Assets                ( 0.81)%A          ( 1.10)%           ( 1.06)%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                 ( 0.97)%A          ( 1.16)%           ( 1.64)%A
Portfolio Turnover Rate                                                        42%               127%                32%


                                                                        (Unaudited)                          For the Period
                                                                     Six Months Ended       Year Ended           7/1/99
Enterprise Multi-Cap Growth Fund (Class B)                             June 30, 2001    December 31, 2000   through 12/31/99
------------------------------------------------------------------- ------------------ ------------------- -----------------
Net Asset Value Beginning of Period                                     $    9.49           $  13.70          $    5.00
                                                                        ---------           --------          ---------
Net Investment Income (Loss)                                               ( 0.06)F           ( 0.21)F           ( 0.07)F
Net Realized and Unrealized Gain (Loss) on Investments                     ( 1.09)            ( 4.00)              8.98
                                                                        ---------           --------          ---------
Total from Investment Operations                                           ( 1.15)            ( 4.21)              8.91
                                                                        ---------           --------          ---------
Dividends from Net Investment Income                                           --                 --                 --
Distributions from Capital Gains                                               --                 --             ( 0.21)
                                                                        ---------           --------          ---------
Total Distributions                                                            --                 --             ( 0.21)
                                                                        ---------           --------          ---------
Net Asset Value End of Period                                           $    8.34           $   9.49          $   13.70
                                                                        =========           ========          =========
Total ReturnD                                                              (12.12)%B          (30.73)%           178.45%B
Net Assets End of Period (in thousands)                                 $  77,512           $ 87,458          $  39,854
Ratio of Expenses to Average Net Assets                                      2.40%A             2.40%              2.40%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            2.56%A             2.47%              2.90%A
Ratio of Net Investment Income (Loss) to Average Net Assets                ( 1.36)%A          ( 1.63)%           ( 1.64)%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                 ( 1.52)%A          ( 1.70)%           ( 2.14)%A
Portfolio Turnover Rate                                                        42%               127%                32%


                       See notes to financial statements.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                        (Unaudited)                          For the Period
                                                                     Six Months Ended       Year Ended           7/1/99
Enterprise Multi-Cap Growth Fund (Class C)                             June 30, 2001    December 31, 2000   through 12/31/99
------------------------------------------------------------------- ------------------ ------------------- -----------------
Net Asset Value Beginning of Period                                     $    9.48           $  13.70          $    5.00
                                                                        ---------           --------          ---------
Net Investment Income (Loss)                                               ( 0.06)F           ( 0.21)F           ( 0.07)F
Net Realized and Unrealized Gain (Loss) on Investments                     ( 1.09)            ( 4.01)              8.98
                                                                        ---------           --------          ---------
Total from Investment Operations                                           ( 1.15)            ( 4.22)              8.91
                                                                        ---------           --------          ---------
Dividends from Net Investment Income                                           --                 --                 --
Distributions from Capital Gains                                               --                 --             ( 0.21)
                                                                        ---------           --------          ---------
Total Distributions                                                            --                 --             ( 0.21)
                                                                        ---------           --------          ---------
Net Asset Value End of Period                                           $    8.33           $   9.48          $   13.70
                                                                        =========           ========          =========
Total ReturnD                                                              (12.13)%B          (30.80)%           178.46%B
Net Assets End of Period (in thousands)                                 $  25,872           $ 30,826          $  13,864
Ratio of Expenses to Average Net Assets                                      2.40%A             2.40%              2.40%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            2.56%A             2.47%              2.92%A
Ratio of Net Investment Income (Loss) to Average Net Assets                ( 1.35)%A          ( 1.63)%           ( 1.62)%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                 ( 1.52)%A          ( 1.70)%           ( 2.14)%A
Portfolio Turnover Rate                                                        42%               127%                32%


                                                                        (Unaudited)                          For the Period
                                                                     Six Months Ended       Year Ended           7/1/99
Enterprise Multi-Cap Growth Fund (Class Y)                             June 30, 2001    December 31, 2000   through 12/31/99
------------------------------------------------------------------- ------------------ ------------------- -----------------
Net Asset Value Beginning of Period                                     $    9.62           $  13.76          $    5.00
                                                                        ---------           --------          ---------
Net Investment Income (Loss)                                               ( 0.02)F           ( 0.09)F           ( 0.02)F
Net Realized and Unrealized Gain (Loss) on Investments                     ( 1.10)            ( 4.05)              8.99
                                                                        ---------           --------          ---------
Total from Investment Operations                                           ( 1.12)            ( 4.14)              8.97
                                                                        ---------           --------          ---------
Dividends from Net Investment Income                                           --                 --                 --
Distributions from Capital Gains                                               --                 --             ( 0.21)
                                                                        ---------           --------          ---------
Total Distributions                                                            --                 --             ( 0.21)
                                                                        ---------           --------          ---------
Net Asset Value End of Period                                           $    8.50           $   9.62          $   13.76
                                                                        =========           ========          =========
Total Return                                                               (11.64)%B          (30.09)%           179.66%B
Net Assets End of Period (in thousands)                                 $     623           $    609          $     641
Ratio of Expenses to Average Net Assets                                      1.40%A             1.40%              1.40%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            1.56%A             1.46%              2.42%A
Ratio of Net Investment Income (Loss) to Average Net Assets                ( 0.37)%A          ( 0.67)%           ( 0.51)%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                 ( 0.53)%A          ( 0.73)%           ( 1.54)%A
Portfolio Turnover Rate                                                        42%               127%                32%


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                     Enterprise Small Company Growth Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                   Year Ended December 31,
                                             (Unaudited)    -------------------------------------
Enterprise Small Company                   Six Months Ended
Growth Fund (Class A)                       June 30, 2001       2000         1999         1998
----------------------------------------- ----------------- ------------ ------------ -----------
Net Asset Value Beginning of Period          $   30.90        $ 33.26      $ 22.44     $  23.39
                                             ---------        -------      -------     --------
Net Investment Income (Loss)                    ( 0.20)F       ( 0.43)F     ( 0.35)F     ( 0.32)F
Net Realized and Unrealized Gain (Loss)
 on Investments                                 ( 0.73)          0.44        11.17       ( 0.63)
                                             ---------        -------      -------     --------
Total from Investment Operations                ( 0.93)          0.01        10.82       ( 0.95)
                                             ---------        -------      -------     --------
Dividends from Net Investment Income                --             --           --           --
Distributions from Capital Gains                    --         ( 2.37)          --           --
                                             ---------        -------      -------     --------
Total Distributions                                 --         ( 2.37)          --           --
                                             ---------        -------      -------     --------
Net Asset Value End of Period                $   29.97        $ 30.90      $ 33.26     $  22.44
                                             =========        =======      =======     ========
Total ReturnC                                   ( 3.01)%B        0.55%       48.22%      ( 4.06)%
Net Assets End of Period (in thousands)      $  37,080        $35,921      $19,024     $  8,194
Ratio of Expenses to Average Net Assets           1.85%A         1.85%        1.85%        1.85%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                        2.01%A         1.98%        2.29%        2.66%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                             ( 1.34)%A      ( 1.26)%     ( 1.38)%     ( 1.43)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                 ( 1.50)%A      ( 1.39)%     ( 1.82)%     ( 2.24)%
Portfolio Turnover Rate                             23%            53%          62%         151%



                                            For the Period    For the Period
Enterprise Small Company                     From 10/1/97         7/17/97
Growth Fund (Class A)                      through 12/31/97   through 9/30/97
----------------------------------------- ------------------ ----------------
Net Asset Value Beginning of Period          $    26.61         $   24.54
                                             ----------         ---------
Net Investment Income (Loss)                     ( 0.40)           ( 0.05)
Net Realized and Unrealized Gain (Loss)
 on Investments                                  ( 2.27)             2.12
                                             ----------         ---------
Total from Investment Operations                 ( 2.67)             2.07
                                             ----------         ---------
Dividends from Net Investment Income                 --                --
Distributions from Capital Gains                 ( 0.55)               --
                                             ----------         ---------
Total Distributions                              ( 0.55)               --
                                             ----------         ---------
Net Asset Value End of Period                $    23.39         $   26.61
                                             ==========         =========
Total ReturnC                                    (10.04)%B           8.44%B
Net Assets End of Period (in thousands)      $    4,861         $   2,102
Ratio of Expenses to Average Net Assets            1.85%A            1.85%A
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                         2.38%A            4.48%A
Ratio of Net Investment Income (Loss) to
 Average Net Assets                              ( 1.56)%A         ( 1.61)%A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                  ( 2.09)%A         ( 4.25)%A
Portfolio Turnover Rate                              24%A             158%A


                                                                   Year Ended December 31,
                                             (Unaudited)    -------------------------------------
Enterprise Small Company                   Six Months Ended
Growth Fund (Class B)                       June 30, 2001       2000         1999         1998
----------------------------------------- ----------------- ------------ ------------ -----------
Net Asset Value Beginning of Period          $   30.11        $ 32.62      $ 22.13     $  23.33
                                             ---------        -------      -------     --------
Net Investment Income (Loss)                    ( 0.27)F       ( 0.61)F     ( 0.48)F     ( 0.41)F
Net Realized and Unrealized Gain (Loss)
 on Investments                                 ( 0.69)          0.47        10.97       ( 0.79)
                                             ---------        -------      -------     --------
Total from Investment Operations                ( 0.96)        ( 0.14)       10.49       ( 1.20)
                                             ---------        -------      -------     --------
Dividends from Net Investment Income                --             --           --           --
Distributions from Capital Gains                    --         ( 2.37)          --           --
                                             ---------        -------      -------     --------
Total Distributions                                 --         ( 2.37)          --           --
                                             ---------        -------      -------     --------
Net Asset Value End of Period                $   29.15        $ 30.11      $ 32.62     $  22.13
                                             =========        =======      =======     ========
Total ReturnD                                   ( 3.19)%B        0.10%       47.40%      ( 5.14)%
Net Assets End of Period (in thousands)      $  40,503        $38,084      $19,798     $  8,760
Ratio of Expenses to Average Net Assets           2.40%A         2.40%        2.40%        2.40%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                        2.56%A         2.53%        2.84%        3.24%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                             ( 1.89)%A      ( 1.81)%     ( 1.93)%     ( 1.94)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                 ( 2.06)%A      ( 1.94)%     ( 2.37)%     ( 2.78)%
Portfolio Turnover Rate                             23%            53%          62%         151%



                                            For the Period    For the Period
Enterprise Small Company                     From 10/1/97         7/17/97
Growth Fund (Class B)                      through 12/31/97   through 9/30/97
----------------------------------------- ------------------ ----------------
Net Asset Value Beginning of Period          $    26.58         $   24.54
                                             ----------         ---------
Net Investment Income (Loss)                     ( 0.47)           ( 0.05)
Net Realized and Unrealized Gain (Loss)
 on Investments                                  ( 2.23)             2.09
                                             ----------         ---------
Total from Investment Operations                 ( 2.70)             2.04
                                             ----------         ---------
Dividends from Net Investment Income                 --                --
Distributions from Capital Gains                 ( 0.55)               --
                                             ----------         ---------
Total Distributions                              ( 0.55)               --
                                             ----------         ---------
Net Asset Value End of Period                $    23.33         $   26.58
                                             ==========         =========
Total ReturnD                                    (10.16)%B           8.31%B
Net Assets End of Period (in thousands)      $    2,842         $   1,099
Ratio of Expenses to Average Net Assets            2.40%A            2.40%A
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                         2.93%A            5.52%A
Ratio of Net Investment Income (Loss) to
 Average Net Assets                              ( 2.11)%A         ( 2.18)%A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                  ( 2.64)%A         ( 5.29)%A
Portfolio Turnover Rate                              24%A             158%A



                       See notes to financial statements.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                  Year Ended December 31,
                                             (Unaudited)    -----------------------------------
Enterprise Small Company                   Six Months Ended
Growth Fund (Class C)                       June 30, 2001       2000        1999        1998
----------------------------------------- ----------------- ----------- ----------- -----------
Net Asset Value Beginning of Period          $   30.21       $  32.73    $  22.21    $  23.32
                                             ---------       --------    --------    --------
Net Investment Income (Loss)                    ( 0.27)F       ( 0.62)F    ( 0.47)F    ( 0.41)F
Net Realized and Unrealized Gain (Loss)
 on Investments                                 ( 0.69)          0.47       10.99      ( 0.70)
                                             ---------       --------    --------    --------
Total from Investment Operations                ( 0.96)        ( 0.15)      10.52      ( 1.11)
                                             ---------       --------    --------    --------
Dividends from Net Investment Income                --             --          --          --
Distributions from Capital Gains                    --         ( 2.37)         --          --
                                             ---------       --------    --------    --------
Total Distributions                                 --         ( 2.37)         --          --
                                             ---------       --------    --------    --------
Net Asset Value End of Period                $   29.25       $  30.21    $  32.73    $  22.21
                                             =========       ========    ========    ========
Total ReturnD                                   ( 3.18)%B        0.07%      47.37%     ( 4.76)%
Net Assets End of Period (in thousands)      $   8,486       $  8,596    $  4,654    $  2,481
Ratio of Expenses to Average Net Assets           2.40%A         2.40%       2.40%       2.40%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                        2.56%A         2.53%       2.84%       3.24%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                             ( 1.89)%A      ( 1.81)%    ( 1.93)%    ( 1.93)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                 ( 2.05)%A      ( 1.94)%    ( 2.37)%    ( 2.77)%
Portfolio Turnover Rate                             23%            53%         62%        151%



                                            For the Period    For the Period
Enterprise Small Company                     From 10/1/97         7/17/97
Growth Fund (Class C)                      through 12/31/97   through 9/30/97
----------------------------------------- ------------------ ----------------
Net Asset Value Beginning of Period          $    26.57         $   24.54
                                             ----------         ---------
Net Investment Income (Loss)                     ( 0.62)           ( 0.07)
Net Realized and Unrealized Gain (Loss)
 on Investments                                  ( 2.08)             2.10
                                             ----------         ---------
Total from Investment Operations                 ( 2.70)             2.03
                                             ----------         ---------
Dividends from Net Investment Income                 --                --
Distributions from Capital Gains                 ( 0.55)               --
                                             ----------         ---------
Total Distributions                              ( 0.55)               --
                                             ----------         ---------
Net Asset Value End of Period                $    23.32         $   26.57
                                             ==========         =========
Total ReturnD                                    (10.16)%B           8.27%B
Net Assets End of Period (in thousands)      $      795         $     201
Ratio of Expenses to Average Net Assets            2.40%A            2.40%A
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                         2.93%A            5.91%A
Ratio of Net Investment Income (Loss) to
 Average Net Assets                              ( 2.11)%A         ( 2.15)%A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                  ( 2.64)%A         ( 5.65)%A
Portfolio Turnover Rate                              24%A             158%A


                                                                  Year Ended December 31,
                                             (Unaudited)    -----------------------------------
Enterprise Small Company                   Six Months Ended
Growth Fund (Class Y)                       June 30, 2001       2000        1999        1998
----------------------------------------- ----------------- ----------- ----------- -----------
Net Asset Value Beginning of Period          $   31.39       $  33.56    $  22.55    $  23.43
                                             ---------       --------    --------    --------
Net Investment Income (Loss)                    ( 0.13)F       ( 0.28)F    ( 0.23)F    ( 0.23)F
Net Realized and Unrealized Gain (Loss)
 on Investments                                 ( 0.73)          0.48       11.24      ( 0.65)
                                             ---------       --------    --------    --------
Total from Investment Operations                ( 0.86)          0.20       11.01      ( 0.88)
                                             ---------       --------    --------    --------
Dividends from Net Investment Income                --             --          --          --
Distributions from Capital Gains                    --         ( 2.37)         --          --
                                             ---------       --------    --------    --------
Total Distributions                                 --         ( 2.37)         --          --
                                             ---------       --------    --------    --------
Net Asset Value End of Period                $   30.53       $  31.39    $  33.56    $  22.55
                                             =========       ========    ========    ========
Total Return                                    ( 2.74)%B        1.12%      48.82%     ( 3.76)%
Net Assets End of Period (in thousands)      $   8,605       $  9,350    $  9,296    $  9,084
Ratio of Expenses to Average
 Net Assets                                       1.40%A         1.40%       1.40%       1.40%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                        1.56%A         1.52%       1.84%       2.15%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                          ( 0.89)%A      ( 0.82)%    ( 0.93)%    ( 1.03)%
Ratio of Net Investment Income (Loss)
 to Average Net Assets (Excluding
 Reimbursement)                                 ( 1.05)%A      ( 0.94)%    ( 1.37)%    ( 1.78)%
Portfolio Turnover Rate                             23%            53%         62%        151%



                                            For the Period
Enterprise Small Company                     From 10/1/97     Year Ended   Year Ended
Growth Fund (Class Y)                      through 12/31/97     9/30/97     9/30/96
----------------------------------------- ------------------ ------------ -----------
Net Asset Value Beginning of Period           $   26.62        $ 25.08     $  19.05
                                              ---------        -------     --------
Net Investment Income (Loss)                     ( 0.07)        ( 0.13)      ( 0.17)
Net Realized and Unrealized Gain (Loss)
 on Investments                                  ( 2.57)          3.73         7.62
                                              ---------        -------     --------
Total from Investment Operations                 ( 2.64)          3.60         7.45
                                              ---------        -------     --------
Dividends from Net Investment Income                 --             --           --
Distributions from Capital Gains                 ( 0.55)        ( 2.06)      ( 1.42)
                                              ---------        -------     --------
Total Distributions                              ( 0.55)        ( 2.06)      ( 1.42)
                                              ---------        -------     --------
Net Asset Value End of Period                 $   23.43        $ 26.62     $  25.08
                                              =========        =======     ========
Total Return                                     ( 9.92)%B       16.24%       42.07%
Net Assets End of Period (in thousands)       $  13,540        $15,355     $  6,609
Ratio of Expenses to Average
 Net Assets                                        1.40%A         1.84%        1.96%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                         1.96%A         3.08%        3.46%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                           ( 1.12)%A      ( 1.30)%     ( 1.43)%
Ratio of Net Investment Income (Loss)
 to Average Net Assets (Excluding
 Reimbursement)                                  ( 1.68)%A      ( 2.54)%     ( 2.93)%
Portfolio Turnover Rate                              24%A          158%          78%

                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      Enterprise Small Company Value Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                     (Unaudited)
Enterprise Small Company Value Fund                Six Months Ended
(Class A)                                           June 30, 2001
------------------------------------------------- -----------------
Net Asset Value Beginning of Period                   $   7.84
                                                      --------
Net Investment Income (Loss)                          0.00F,G
Net Realized and Unrealized Gain (Loss) on
 Investments                                              0.63
                                                      --------
Total from Investment Operations                          0.63
                                                      --------
Dividends from Net Investment Income                        --
Distributions from Capital Gains                            --
                                                      --------
Total Distributions                                         --
                                                      --------
Net Asset Value End of Period                         $   8.47
                                                      ========
Total ReturnC                                            (8.04)%B
Net Assets End of Period (in thousands)               $200,656
Ratio of Expenses to Average Net Assets                   1.54%A
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                1.54%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                              (0.07)%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                    (0.07)%A
Portfolio Turnover Rate                                     16%



                                                                       Year Ended December 31,
                                                  -----------------------------------------------------------------
Enterprise Small Company Value Fund
(Class A)                                              2000          1999         1998         1997        1996
------------------------------------------------- ------------- ------------- ------------ ----------- ------------
Net Asset Value Beginning of Period                  $  8.53       $  7.92      $  7.75      $  5.74     $  5.43
                                                     -------       -------      -------      -------     -------
Net Investment Income (Loss)                           (0.01)F       (0.02)F      (0.03)F       0.01       (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments                                            0.51          1.28         0.42         2.53        0.62
                                                     -------       -------      -------      -------     -------
Total from Investment Operations                        0.50          1.26         0.39         2.54        0.61
                                                     -------       -------      -------      -------     -------
Dividends from Net Investment Income                      --            --           --           --          --
Distributions from Capital Gains                       (1.19)        (0.65)       (0.22)       (0.53)      (0.30)
                                                     -------       -------      -------      -------     -------
Total Distributions                                    (1.19)        (0.65)       (0.22)       (0.53)      (0.30)
                                                     -------       -------      -------      -------     -------
Net Asset Value End of Period                        $  7.84       $  8.53      $  7.92      $  7.75     $  5.74
                                                     =======       =======      =======      =======     =======
Total ReturnC                                           6.52%        16.13%        5.15%       44.24%      11.28%
Net Assets End of Period (in thousands)              $174,043      $135,222     $79,867      $45,310     $17,308
Ratio of Expenses to Average Net Assets                 1.55%         1.63%        1.75%        1.75%       1.75%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                              1.55%         1.63%        1.85%        1.95%       2.38%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                            (0.12)%       (0.22)%      (0.37)%       0.05%      (0.13)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                  (0.12)%       (0.22)%      (0.48)%      (0.15)%     (0.76)%
Portfolio Turnover Rate                                   71%           46%          33%          63%        144%


                                                     (Unaudited)
Enterprise Small Company Value Fund                Six Months Ended
(Class B)                                           June 30, 2001
------------------------------------------------- -----------------
Net Asset Value Beginning of Period                   $   7.52
                                                      --------
Net Investment Income (Loss)                             (0.02)F
Net Realized and Unrealized Gain (Loss) on
 Investments                                              0.60
                                                      --------
Total from Investment Operations                          0.58
                                                      --------
Dividends from Net Investment Income                        --
Distributions from Capital Gains                            --
                                                      --------
Total Distributions                                         --
                                                      --------
Net Asset Value End of Period                         $   8.10
                                                      ========
Total ReturnD                                            (7.71)%B
Net Assets End of Period (in thousands)               $147,956
Ratio of Expenses to Average Net Assets                   2.10%A
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                2.10%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                              (0.62)%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                    (0.62)%A
Portfolio Turnover Rate                                     16%



                                                                       Year Ended December 31,
                                                  -----------------------------------------------------------------
Enterprise Small Company Value Fund
(Class B)                                              2000         1999         1998         1997         1996
------------------------------------------------- ------------- ------------ ------------ ------------ ------------
Net Asset Value Beginning of Period                  $  8.27      $  7.74      $  7.63      $  5.69      $   5.41
                                                     -------      -------      -------      -------      --------
Net Investment Income (Loss)                           (0.06)F      (0.06)F      (0.07)F         --         (0.03)
Net Realized and Unrealized Gain (Loss) on
 Investments                                            0.50         1.24         0.40         2.47          0.61
                                                     -------      -------      -------      -------      --------
Total from Investment Operations                        0.44         1.18         0.33         2.47          0.58
                                                     -------      -------      -------      -------      --------
Dividends from Net Investment Income                      --           --           --           --            --
Distributions from Capital Gains                       (1.19)       (0.65)       (0.22)       (0.53)        (0.30)
                                                     -------      -------      -------      -------      --------
Total Distributions                                    (1.19)       (0.65)       (0.22)       (0.53)        (0.30)
                                                     -------      -------      -------      -------      --------
Net Asset Value End of Period                        $  7.52      $  8.27      $  7.74      $  7.63      $   5.69
                                                     =======      =======      =======      =======      ========
Total ReturnD                                           6.00%       15.47%        4.44%       43.40%        10.77%
Net Assets End of Period (in thousands)              $117,125     $98,472      $61,929      $22,013      $  2,606
Ratio of Expenses to Average Net Assets                 2.10%        2.18%        2.30%        2.30%         2.30%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                              2.10%        2.18%        2.41%        2.44%         2.92%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                            (0.66)%      (0.78)%      (0.93)%      (0.67)%       (0.77)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                  (0.66)%      (0.78)%      (1.04)%      (0.81)%       (1.39)%
Portfolio Turnover Rate                                   71%          46%          33%          63%          144%



                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                 (Unaudited)           Year Ended December 31,
                                                               Six Months Ended --------------------------------------
Enterprise Small Company Value Fund (Class C)                   June 30, 2001       2000         1999         1998
------------------------------------------------------------- ----------------- ------------ ------------ ------------
Net Asset Value Beginning of Period                              $    7.71        $  8.45      $  7.90      $  7.74
                                                                 ---------        -------      -------      -------
Net Investment Income (Loss)                                         (0.02)F        (0.06)F      (0.06)F      (0.07)F
Net Realized and Unrealized Gain (Loss) on Investments                0.61           0.51         1.26         0.45
                                                                 ---------        -------      -------      -------
Total from Investment Operations                                      0.59           0.45         1.20         0.38
                                                                 ---------        -------      -------      -------
Dividends from Net Investment Income                                    --             --           --           --
Distributions from Capital Gains                                        --          (1.19)       (0.65)       (0.22)
                                                                 ---------        -------      -------      -------
Total Distributions                                                     --          (1.19)       (0.65)       (0.22)
                                                                 ---------        -------      -------      -------
Net Asset Value End of Period                                    $    8.30        $  7.71      $  8.45      $  7.90
                                                                 =========        =======      =======      =======
Total ReturnD                                                        (7.65)%B        6.00%       15.42%        5.03%
Net Assets End of Period (in thousands)                          $  71,470        $54,638      $35,265      $14,239
Ratio of Expenses to Average Net Assets                               2.10%A         2.10%        2.19%        2.30%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       2.10%A         2.10%        2.19%        2.40%
Ratio of Net Investment Income (Loss) to Average Net Assets          (0.62)%A       (0.65)%      (0.76)%      (0.94)%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                           (0.62)%A       (0.65)%      (0.76)%      (1.04)%
Portfolio Turnover Rate                                                 16%            71%          46%          33%



                                                                For the Period
                                                                 From 5/1/97
Enterprise Small Company Value Fund (Class C)                  through 12/31/97
------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                              $    6.14
                                                                 ---------
Net Investment Income (Loss)                                         (0.02)
Net Realized and Unrealized Gain (Loss) on Investments                2.15
                                                                 ---------
Total from Investment Operations                                      2.13
                                                                 ---------
Dividends from Net Investment Income                                    --
Distributions from Capital Gains                                     (0.53)
                                                                 ---------
Total Distributions                                                  (0.53)
                                                                 ---------
Net Asset Value End of Period                                    $    7.74
                                                                 =========
Total ReturnD                                                        34.68%B
Net Assets End of Period (in thousands)                          $   2,684
Ratio of Expenses to Average Net Assets                               2.30%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       2.38%A
Ratio of Net Investment Income (Loss) to Average Net Assets          (0.88)%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                           (0.95)%A
Portfolio Turnover Rate                                                 63%A


                                                                 (Unaudited)
                                                               Six Months Ended
Enterprise Small Company Value Fund (Class Y)                   June 30, 2001
------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                              $    8.09
                                                                 ---------
Net Investment Income (Loss)                                       0.01F
Net Realized and Unrealized Gain (Loss) on Investments                0.67
                                                                 ---------
Total from Investment Operations                                      0.68
                                                                 ---------
Dividends from Net Investment Income                                    --
Distributions from Capital Gains                                        --
                                                                 ---------
Total Distributions                                                     --
                                                                 ---------
Net Asset Value End of Period                                    $    8.77
                                                                 =========
Total Return                                                         (8.41)%B
Net Assets End of Period (in thousands)                          $   3,705
Ratio of Expenses to Average Net Assets                               1.13%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       1.13%A
Ratio of Net Investment Income (Loss) to Average Net Assets           0.35%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                            0.35%A
Portfolio Turnover Rate                                                 16%



                                                                               Year Ended December 31,
                                                              ----------------------------------------------------------
Enterprise Small Company Value Fund (Class Y)                    2000       1999        1998        1997        1996
------------------------------------------------------------- ---------- ---------- ------------ ---------- ------------
Net Asset Value Beginning of Period                            $ 8.73     $ 8.06      $   7.81    $ 5.77      $   5.43
                                                               ------     ------      --------    ------      --------
Net Investment Income (Loss)                                    0.03F      0.02F       0.01F        1.45          0.01
Net Realized and Unrealized Gain (Loss) on Investments           0.52       1.30          0.46      1.12          0.63
                                                               ------     ------      --------    ------      --------
Total from Investment Operations                                 0.55       1.32          0.47      2.57          0.64
                                                               ------     ------      --------    ------      --------
Dividends from Net Investment Income                                --         --           --         --           --
Distributions from Capital Gains                                 (1.19)     (0.65)       (0.22)     (0.53)       (0.30)
                                                               -------    -------     --------    -------     --------
Total Distributions                                              (1.19)     (0.65)       (0.22)     (0.53)       (0.30)
                                                               -------    -------     --------    -------     --------
Net Asset Value End of Period                                  $ 8.09     $ 8.73      $   8.06    $ 7.81      $   5.77
                                                               =======    =======     ========    =======     ========
Total Return                                                      6.95%     16.60%        6.13%     44.53%       11.83%
Net Assets End of Period (in thousands)                        $   851    $   619     $    277    $   119     $  1,926
Ratio of Expenses to Average Net Assets                           1.10%      1.18%        1.30%      1.30%        1.30%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                   1.10%      1.18%        1.39%      1.85%        1.92%
Ratio of Net Investment Income (Loss) to Average Net Assets       0.31%      0.23%        0.06%      2.74%        0.35%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                        0.31%      0.23%       (0.02)%     2.19%       (0.27)%
Portfolio Turnover Rate                                             71%        46%          33%        63%         144%



                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                     Enterprise Capital Appreciation Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                   Year Ended December 31,
                                             (Unaudited)    ---------------------------------------------------------------------
Enterprise Capital Appreciation Fund       Six Months Ended
(Class A)                                   June 30, 2001        2000          1999          1998          1997          1996
----------------------------------------- ----------------- ------------- ------------- ------------- ------------- -------------
Net Asset Value Beginning of Period          $   34.21        $  46.61       $ 38.59       $ 35.54       $ 34.21       $ 32.54
                                             ---------        --------       -------       -------       -------       -------
Net Investment Income (Loss)                    ( 0.12)F        ( 0.25)F      ( 0.47)F      ( 0.39)F      ( 0.37)       ( 0.31)
Net Realized and Unrealized Gain (Loss)
 on Investments                                 ( 4.44)         ( 5.44)        15.43         10.55          7.31          5.69
                                             ---------        --------       -------       -------       -------       -------
Total from Investment Operations                ( 4.56)         ( 5.69)        14.96         10.16          6.94          5.38
                                             ---------        --------       -------       -------       -------       -------
Dividends from Net Investment Income                --              --            --            --            --            --
Distributions from Capital Gains                    --          ( 6.71)       ( 6.94)       ( 7.11)       ( 5.61)       ( 3.71)
                                             ---------        --------       -------       -------       -------       -------
Total Distributions                                 --          ( 6.71)       ( 6.94)       ( 7.11)       ( 5.61)       ( 3.71)
                                             ---------        --------       -------       -------       -------       -------
Net Asset Value End of Period                $   29.65        $  34.21       $ 46.61       $ 38.59       $ 35.54       $ 34.21
                                             =========        ========       =======       =======       =======       =======
Total ReturnC                                   (13.33)%B       (14.19)%       39.39%        30.15%        20.27%        16.52%
Net Assets End of Period (in thousands)      $ 149,549        $176,467       $181,232      $131,605      $112,738      $115,253
Ratio of Expenses to Average Net Assets           1.59%A          1.52%         1.52%         1.52%         1.65%         1.60%E
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                        1.59%A          1.52%         1.52%         1.52%         1.65%         1.60%E
Ratio of Net Investment Income (Loss) to
 Average Net Assets                             ( 0.80)%A       ( 0.64)%      ( 1.15)%      ( 1.01)%      ( 1.06)%      ( 0.87)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                 ( 0.80)%A       ( 0.64)%      ( 1.15)%      ( 1.01)%      ( 1.06)%      ( 0.87)%
Portfolio Turnover Rate                             49%            140%          170%           76%           61%           66%


                                                                                  Year Ended December 31,
                                             (Unaudited)    -------------------------------------------------------------------
Enterprise Capital Appreciation Fund       Six Months Ended
(Class B)                                   June 30, 2001        2000          1999          1998          1997         1996
----------------------------------------- ----------------- -------------  ------------  ------------  -----------  -----------
Net Asset Value Beginning of Period          $   32.47        $  44.80       $ 37.50       $ 34.89       $ 33.86      $ 32.42
                                             ---------        --------       -------       -------       -------      -------
Net Investment Income (Loss)                    ( 0.20)F        ( 0.43)F      ( 0.68)F      ( 0.58)F      ( 0.45)      ( 0.35)
Net Realized and Unrealized Gain (Loss)
 on Investments                                 ( 4.20)         ( 5.19)        14.92         10.30          7.09         5.50
                                             ---------        --------       -------       -------       -------      -------
Total from Investment Operations                ( 4.40)         ( 5.62)        14.24          9.72          6.64         5.15
                                             ---------        --------       -------       -------       -------      -------
Dividends from Net Investment Income                --              --            --            --            --           --
Distributions from Capital Gains                    --          ( 6.71)       ( 6.94)       ( 7.11)       ( 5.61)      ( 3.71)
                                             ---------        --------       -------       -------       -------      -------
Total Distributions                                 --          ( 6.71)       ( 6.94)       ( 7.11)       ( 5.61)      ( 3.71)
                                             ---------        --------       -------       -------       -------      -------
Net Asset Value End of Period                $   28.07        $  32.47       $ 44.80       $ 37.50       $ 34.89      $ 33.86
                                             =========        ========       =======       =======       =======      =======
Total ReturnD                                   (13.55)%B       (14.65)%       38.62%        29.44%        19.60%       15.87%
Net Assets End of Period (in thousands)      $  63,486        $ 74,887       $40,276       $14,663       $ 7,862      $ 5,047
Ratio of Expenses to Average Net Assets           2.14%A          2.08%         2.08%         2.08%         2.21%        2.14%E
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                        2.14%A          2.08%         2.08%         2.08%         2.21%        2.14%E
Ratio of Net Investment Income (Loss) to
 Average Net Assets                             ( 1.35)%A       ( 1.17)%      ( 1.69)%      ( 1.56)%      ( 1.61)%     ( 1.43)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                 ( 1.35)%A       ( 1.17)%      ( 1.69)%      ( 1.56)%      ( 1.61)%     ( 1.43)%
Portfolio Turnover Rate                             49%            140%          170%           76%           61%          66%



                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                 (Unaudited)           Year Ended December 31,
                                                               Six Months Ended -------------------------------------
Enterprise Capital Appreciation Fund (Class C)                  June 30, 2001        2000         1999        1998
------------------------------------------------------------- ----------------- ------------- ----------- -----------
Net Asset Value Beginning of Period                              $    33.40       $   45.85    $  38.25    $  35.43
                                                                 ----------       ---------    --------    --------
Net Investment Income (Loss)                                         ( 0.20)F        ( 0.44)F    ( 0.68)F    ( 0.57)F
Net Realized and Unrealized Gain (Loss) on Investments               ( 4.32)         ( 5.30)      15.22       10.50
                                                                 ----------       ---------    --------    --------
Total from Investment Operations                                     ( 4.52)         ( 5.74)      14.54        9.93
                                                                 ----------       ---------    --------    --------
Dividends from Net Investment Income                                     --              --          --          --
Distributions from Capital Gains                                         --          ( 6.71)     ( 6.94)     ( 7.11)
                                                                 ----------       ---------    --------    --------
Total Distributions                                                      --          ( 6.71)     ( 6.94)     ( 7.11)
                                                                 ----------       ---------    --------    --------
Net Asset Value End of Period                                    $    28.88       $   33.40    $  45.85    $  38.25
                                                                 ==========       =========    ========    ========
Total ReturnD                                                        (13.53)%B       (14.57)%     38.64%      29.60%
Net Assets End of Period (in thousands)                          $   19,246       $  23,483    $  6,918    $  1,040
Ratio of Expenses to Average Net Assets                                2.14%A          2.08%       2.11%       2.11%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                        2.14%A          2.08%       2.11%       2.11%
Ratio of Net Investment Income (Loss) to Average Net Assets          ( 1.35)%A       ( 1.17)%    ( 1.69)%    ( 1.53)%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                           ( 1.35)%A       ( 1.17)%    ( 1.69)%    ( 1.53)%
Portfolio Turnover Rate                                                  49%            140%        170%         76%



                                                                For the Period
                                                                 From 5/1/97
Enterprise Capital Appreciation Fund (Class C)                 through 12/31/97
------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                              $   33.54
                                                                 ---------
Net Investment Income (Loss)                                        ( 0.19)
Net Realized and Unrealized Gain (Loss) on Investments                7.69
                                                                 ---------
Total from Investment Operations                                      7.50
                                                                 ---------
Dividends from Net Investment Income                                    --
Distributions from Capital Gains                                    ( 5.61)
                                                                 ---------
Total Distributions                                                 ( 5.61)
                                                                 ---------
Net Asset Value End of Period                                    $   35.43
                                                                 =========
Total ReturnD                                                        22.35%B
Net Assets End of Period (in thousands)                          $     126
Ratio of Expenses to Average Net Assets                               2.21%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       2.21%A
Ratio of Net Investment Income (Loss) to Average Net Assets         ( 1.88)%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                          ( 1.88)%A
Portfolio Turnover Rate                                                 61%A


                                                                 (Unaudited)      Year Ended December 31,     For the Period
                                                               Six Months Ended --------------------------     From 5/14/98
Enterprise Capital Appreciation Fund (Class Y)                  June 30, 2001        2000          1999      through 12/31/98
------------------------------------------------------------- ----------------- -------------  -----------  -----------------
Net Asset Value Beginning of Period                              $   34.84        $  47.14       $ 38.79        $  40.71
                                                                 ---------        --------       -------        --------
Net Investment Income (Loss)                                        ( 0.05)F        ( 0.07)F      ( 0.28)F        ( 0.15)F
Net Realized and Unrealized Gain (Loss) on Investments              ( 4.52)         ( 5.52)        15.57            5.34
                                                                 ---------        --------       -------        --------
Total from Investment Operations                                    ( 4.57)         ( 5.59)        15.29            5.19
                                                                 ---------        --------       -------        --------
Dividends from Net Investment Income                                    --              --            --              --
Distributions from Capital Gains                                        --          ( 6.71)       ( 6.94)         ( 7.11)
                                                                 ---------        --------       -------        --------
Total Distributions                                                     --          ( 6.71)       ( 6.94)         ( 7.11)
                                                                 ---------        --------       -------        --------
Net Asset Value End of Period                                    $   30.27        $  34.84       $ 47.14        $  38.79
                                                                 =========        ========       =======        ========
Total Return                                                        (13.12)%B       (13.77)%       40.04%          14.08%B
Net Assets End of Period (in thousands)                          $     495        $    532       $   428        $    204
Ratio of Expenses to Average Net Assets                               1.13%A          1.08%         1.07%           1.05%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       1.13%A          1.08%         1.07%           1.05%A
Ratio of Net Investment Income (Loss) to Average Net Assets         ( 0.36)%A       ( 0.19)%      ( 0.69)%        ( 0.51)%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                          ( 0.36)%A       ( 0.19)%      ( 0.69)%        ( 0.51)%A
Portfolio Turnover Rate                                                 49%            140%          170%             76%A



                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                          Enterprise Deep Value Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                             05/31/01
Enterprise Deep Value Fund (Class A)                                                     through 06/30/01
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                0.00F,G
Net Realized and Unrealized Gain (Loss) on Investments                                          0.03
                                                                                           ---------
Total from Investment Operations                                                                0.03
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $   10.03
                                                                                           =========
Total ReturnC                                                                                   0.30%B
Net Assets End of Period (in thousands)                                                    $   1,032
Ratio of Expenses to Average Net Assets                                                         1.50%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              22.51%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                   ( 0.08)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (21.03)%A
Portfolio Turnover Rate                                                                            0%


                                                                                          For the Period
                                                                                             05/31/01
Enterprise Deep Value Fund (Class B)                                                     through 06/30/01
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                  ( 0.01)F
Net Realized and Unrealized Gain (Loss) on Investments                                          0.04
                                                                                           ---------
Total from Investment Operations                                                                0.03
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $   10.03
                                                                                           =========
Total ReturnD                                                                                   0.30%B
Net Assets End of Period (in thousands)                                                    $   1,479
Ratio of Expenses to Average Net Assets                                                         2.05%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              23.04%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                   ( 0.63)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (21.56)%A
Portfolio Turnover Rate                                                                            0%


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                          Enterprise Deep Value Fund
                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------



FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                             05/31/01
Enterprise Deep Value Fund (Class C)                                                     through 06/30/01
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                  ( 0.01)F
Net Realized and Unrealized Gain (Loss) on Investments                                          0.04
                                                                                           ---------
Total from Investment Operations                                                                0.03
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $   10.03
                                                                                           =========
Total ReturnD                                                                                   0.30%B
Net Assets End of Period (in thousands)                                                    $     499
Ratio of Expenses to Average Net Assets                                                         2.05%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              23.04%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                   ( 0.63)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (21.56)%A
Portfolio Turnover Rate                                                                            0%


                                                                                          For the Period
                                                                                             05/31/01
Enterprise Deep Value Fund (Class Y)                                                     through 06/30/01
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                0.00F,G
Net Realized and Unrealized Gain (Loss) on Investments                                          0.03
                                                                                           ---------
Total from Investment Operations                                                                0.03
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $   10.03
                                                                                           =========
Total Return                                                                                    0.30%B
Net Assets End of Period (in thousands)                                                    $     102
Ratio of Expenses to Average Net Assets                                                         1.05%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              22.07%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                   ( 0.37)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (20.59)%A
Portfolio Turnover Rate                                                                            0%


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                            Enterprise Equity Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                 (Unaudited)           Year Ended December 31,
                                                               Six Months Ended --------------------------------------
Enterprise Equity Fund (Class A)                                June 30, 2001       2000         1999         1998
------------------------------------------------------------- ----------------- ------------ ------------ ------------
Net Asset Value Beginning of Period                              $     6.81       $  7.26      $   6.47     $   5.96
                                                                 ----------       -------      --------     --------
Net Investment Income (Loss)                                         ( 0.04)F       (0.07)F       (0.01)F       0.03
Net Realized and Unrealized Gain (Loss) on Investments               ( 0.86)        (0.26)         1.11         0.53
                                                                 ----------       -------      --------     --------
Total from Investment Operations                                     ( 0.90)        (0.33)         1.10         0.56
                                                                 ----------       -------      --------     --------
Dividends from Net Investment Income                                     --            --            --        (0.02)
Distributions from Capital Gains                                         --         (0.12)        (0.31)       (0.03)
                                                                 ----------       -------      --------     --------
Total Distributions                                                      --         (0.12)        (0.31)       (0.05)
                                                                 ----------       -------      --------     --------
Net Asset Value End of Period                                    $     5.91       $  6.81      $   7.26     $   6.47
                                                                 ==========       =======      ========     ========
Total ReturnC                                                        (13.22)%B      (4.82)%       17.15%        9.38%
Net Assets End of Period (in thousands)                          $   56,207       $54,319      $  8,139     $  6,741
Ratio of Expenses to Average Net Assets                                1.60%A        1.60%         1.60%        1.60%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                        1.72%A        1.79%         2.55%        2.73%
Ratio of Net Investment Income (Loss) to Average Net Assets          ( 1.22)%A      (0.89)%       (0.11)%       0.59%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                           ( 1.34)%A      (1.08)%       (1.06)%      (0.54)%
Portfolio Turnover Rate                                                   8%           27%          176%          35%



                                                                For the Period
                                                                 From 5/1/97
Enterprise Equity Fund (Class A)                               through 12/31/97
------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                              $    5.00
                                                                 ---------
Net Investment Income (Loss)                                          0.01
Net Realized and Unrealized Gain (Loss) on Investments                1.05
                                                                 ---------
Total from Investment Operations                                      1.06
                                                                 ---------
Dividends from Net Investment Income                                    --
Distributions from Capital Gains                                     (0.10)
                                                                 ---------
Total Distributions                                                  (0.10)
                                                                 ---------
Net Asset Value End of Period                                    $    5.96
                                                                 =========
Total ReturnC                                                        21.30%B
Net Assets End of Period (in thousands)                          $   3,196
Ratio of Expenses to Average Net Assets                               1.60%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       6.52%A
Ratio of Net Investment Income (Loss) to Average Net Assets           0.26%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                           (4.66)%A
Portfolio Turnover Rate                                                 69%A


                                                                 (Unaudited)           Year Ended December 31,
                                                               Six Months Ended --------------------------------------
Enterprise Equity Fund (Class B)                                June 30, 2001       2000         1999         1998
------------------------------------------------------------- ----------------- ------------ ------------ ------------
Net Asset Value Beginning of Period                              $     6.69       $  7.17      $  6.43      $   5.94
                                                                 ----------       -------      -------      --------
Net Investment Income (Loss)                                         ( 0.05)F       (0.11)F      (0.04)F          --
Net Realized and Unrealized Gain (Loss) on Investments               ( 0.85)        (0.25)        1.09          0.53
                                                                 ----------       -------      -------      --------
Total from Investment Operations                                     ( 0.90)        (0.36)        1.05          0.53
                                                                 ----------       -------      -------      --------
Dividends from Net Investment Income                                     --            --           --         (0.01)
Distributions from Capital Gains                                         --         (0.12)       (0.31)        (0.03)
                                                                 ----------       -------      -------      --------
Total Distributions                                                      --         (0.12)       (0.31)        (0.04)
                                                                 ----------       -------      -------      --------
Net Asset Value End of Period                                    $     5.79       $  6.69      $  7.17      $   6.43
                                                                 ==========       =======      =======      ========
Total ReturnD                                                        (13.45)%B      (5.30)%      16.49%         8.82%
Net Assets End of Period (in thousands)                          $   52,186       $55,021      $11,431      $  8,731
Ratio of Expenses to Average Net Assets                                2.15%A        2.15%        2.15%         2.15%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                        2.27%A        2.35%        3.10%         3.29%
Ratio of Net Investment Income (Loss) to Average Net Assets          ( 1.77)%A      (1.44)%      (0.66)%        0.07%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                           ( 1.88)%A      (1.64)%      (1.61)%       (1.07)%
Portfolio Turnover Rate                                                   8%           27%         176%           35%



                                                                For the Period
                                                                 From 5/1/97
Enterprise Equity Fund (Class B)                               through 12/31/97
------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                              $    5.00
                                                                 ---------
Net Investment Income (Loss)                                            --
Net Realized and Unrealized Gain (Loss) on Investments                1.04
                                                                 ---------
Total from Investment Operations                                      1.04
                                                                 ---------
Dividends from Net Investment Income                                    --
Distributions from Capital Gains                                     (0.10)
                                                                 ---------
Total Distributions                                                  (0.10)
                                                                 ---------
Net Asset Value End of Period                                    $    5.94
                                                                 =========
Total ReturnD                                                        20.80%B
Net Assets End of Period (in thousands)                          $   1,820
Ratio of Expenses to Average Net Assets                               2.15%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       6.21%A
Ratio of Net Investment Income (Loss) to Average Net Assets          (0.23)%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                           (4.29)%A
Portfolio Turnover Rate                                                 69%A


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                 (Unaudited)           Year Ended December 31,
                                                               Six Months Ended --------------------------------------
Enterprise Equity Fund (Class C)                                June 30, 2001       2000         1999         1998
------------------------------------------------------------- ----------------- ------------ ------------ ------------
Net Asset Value Beginning of Period                              $     6.69       $  7.17      $   6.44     $   5.94
                                                                 ----------       -------      --------     --------
Net Investment Income (Loss)                                         ( 0.05)F       (0.10)F       (0.04)F       0.01
Net Realized and Unrealized Gain (Loss) on Investments               ( 0.84)        (0.26)         1.08         0.53
                                                                 ----------       -------      --------     --------
Total from Investment Operations                                     ( 0.89)        (0.36)         1.04         0.54
                                                                 ----------       -------      --------     --------
Dividends from Net Investment Income                                     --            --            --        (0.01)
Distributions from Capital Gains                                         --         (0.12)        (0.31)       (0.03)
                                                                 ----------       -------      --------     --------
Total Distributions                                                      --         (0.12)        (0.31)       (0.04)
                                                                 ----------       -------      --------     --------
Net Asset Value End of Period                                    $     5.80       $  6.69      $   7.17     $   6.44
                                                                 ==========       =======      ========     ========
Total ReturnD                                                        (13.30)%B      (5.30)%       16.30%        8.98%
Net Assets End of Period (in thousands)                          $   34,905       $32,620      $  2,144     $  1,504
Ratio of Expenses to Average Net Assets                                2.15%A        2.15%         2.15%        2.15%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                        2.27%A        2.33%         3.09%        3.28%
Ratio of Net Investment Income (Loss) to Average Net Assets          ( 1.77)%A      (1.46)%       (0.64)%       0.09%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                           ( 1.88)%A      (1.64)%       (1.58)%      (1.03)%
Portfolio Turnover Rate                                                   8%           27%          176%          35%



                                                                For the Period
                                                                 From 5/1/97
Enterprise Equity Fund (Class C)                               through 12/31/97
------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                              $    5.00
                                                                 ---------
Net Investment Income (Loss)                                            --
Net Realized and Unrealized Gain (Loss) on Investments                1.04
                                                                 ---------
Total from Investment Operations                                      1.04
                                                                 ---------
Dividends from Net Investment Income                                    --
Distributions from Capital Gains                                     (0.10)
                                                                 ---------
Total Distributions                                                  (0.10)
                                                                 ---------
Net Asset Value End of Period                                    $    5.94
                                                                 =========
Total ReturnD                                                        20.89%B
Net Assets End of Period (in thousands)                          $     283
Ratio of Expenses to Average Net Assets                               2.15%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       6.01%A
Ratio of Net Investment Income (Loss) to Average Net Assets          (0.21)%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                           (4.07)%A
Portfolio Turnover Rate                                                 69%A


                                                                 (Unaudited)      Year Ended December 31,     For the Period
                                                               Six Months Ended --------------------------    From 10/14/98
Enterprise Equity Fund (Class Y)                                June 30, 2001       2000          1999       through 12/31/98
------------------------------------------------------------- ----------------- ------------  ------------  -----------------
Net Asset Value Beginning of Period                              $    6.85        $  7.26       $  6.43         $   5.86
                                                                 ---------        -------       -------         --------
Net Investment Income (Loss)                                        ( 0.02)F        (0.03)F      0.01F              0.01
Net Realized and Unrealized Gain (Loss) on Investments              ( 0.86)         (0.26)         1.13             0.63
                                                                 ---------        -------       -------         --------
Total from Investment Operations                                    ( 0.88)         (0.29)         1.14             0.64
                                                                 ---------        -------       -------         --------
Dividends from Net Investment Income                                    --             --            --            (0.04)
Distributions from Capital Gains                                        --          (0.12)        (0.31)           (0.03)
                                                                 ---------        -------       -------         --------
Total Distributions                                                     --          (0.12)        (0.31)           (0.07)
                                                                 ---------        -------       -------         --------
Net Asset Value End of Period                                         5.97        $  6.85       $  7.26         $   6.43
                                                                 =========        =======       =======         ========
Total Return                                                        (12.85)%B       (4.26)%       17.89%           10.93%B
Net Assets End of Period (in thousands)                          $     637        $   376       $   161         $     57
Ratio of Expenses to Average Net Assets                               1.15%A         1.15%         1.15%            1.13%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       1.28%A         1.37%         2.15%            2.26%A
Ratio of Net Investment Income (Loss) to Average Net Assets         ( 0.78)%A       (0.43)%        0.21%            1.04%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                          ( 0.90)%A       (0.65)%       (0.79)%          (0.11)%A
Portfolio Turnover Rate                                                  8%            27%          176%              35%A


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                         Enterprise Equity Income Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                     (Unaudited)                       Year Ended December 31,
                                                   Six Months Ended -------------------------------------------------------------
Enterprise Equity Income Fund (Class A)             June 30, 2001       2000        1999         1998         1997        1996
------------------------------------------------- ----------------- ----------- ------------ ------------ ----------- -----------
Net Asset Value Beginning of Period                   $  25.72        $ 27.48     $ 26.89      $ 26.42      $ 22.44     $ 20.73
                                                      --------        -------     -------      -------      -------     -------
Net Investment Income (Loss)                           0.11F           0.22F       0.22F          0.36        0.17        0.41
Net Realized and Unrealized Gain (Loss) on
 Investments                                            ( 2.04)         1.10         1.69         2.52        5.95        3.27
                                                      --------        -------     -------      -------      -------     -------
Total from Investment Operations                        ( 1.93)         1.32         1.91         2.88        6.12        3.68
                                                      --------        -------     -------      -------      -------     -------
Dividends from Net Investment Income                    ( 0.11)        ( 0.22)      ( 0.20)      ( 0.35)     ( 0.15)     ( 0.40)
Distributions from Capital Gains                            --         ( 2.86)      ( 1.12)      ( 2.06)     ( 1.99)     ( 1.57)
                                                      --------        -------     --------     --------     -------     -------
Total Distributions                                     ( 0.11)        ( 3.08)      ( 1.32)      ( 2.41)     ( 2.14)     ( 1.97)
                                                      --------        -------     --------     --------     -------     -------
Net Asset Value End of Period                         $  23.68        $ 25.72     $ 27.48      $ 26.89      $ 26.42     $ 22.44
                                                      ========        =======     ========     ========     =======     =======
Total ReturnC                                           ( 7.51)%B        5.44%        7.20%       11.13%      28.08%      17.86%
Net Assets End of Period (in thousands)               $ 90,351        $95,009     $111,395     $111,275     $97,932     $72,647
Ratio of Expenses to Average Net Assets                   1.50%A         1.50%        1.50%        1.50%       1.50%       1.50%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                1.57%A         1.52%        1.51%        1.58%       1.62%       1.68%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               0.88%A         0.83%        0.76%        1.32%       1.35%       1.87%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                     0.81%A         0.81%        0.74%        1.25%       1.23%       1.69%
Portfolio Turnover Rate                                     24%            33%          32%          31%         33%         33%


                                                     (Unaudited)                      Year Ended December 31,
                                                   Six Months Ended -----------------------------------------------------------
Enterprise Equity Income Fund (Class B)             June 30, 2001       2000        1999        1998        1997        1996
------------------------------------------------- ----------------- ----------- ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                   $  25.32        $ 27.10     $ 26.57     $ 26.17     $ 22.30    $ 20.67
                                                      --------        -------     -------     -------     -------    -------
Net Investment Income (Loss)                           0.04F           0.07F       0.06F        0.20        0.12        0.24
Net Realized and Unrealized Gain (Loss) on
 Investments                                            ( 2.00)         1.09        1.65        2.49        5.83        3.30
                                                      --------        -------     -------     -------     -------    -------
Total from Investment Operations                        ( 1.96)         1.16        1.71        2.69        5.95        3.54
                                                      --------        -------     -------     -------     -------    -------
Dividends from Net Investment Income                    ( 0.05)        ( 0.08)     ( 0.06)     ( 0.23)     ( 0.09)     ( 0.34)
Distributions from Capital Gains                            --         ( 2.86)     ( 1.12)     ( 2.06)     ( 1.99)     ( 1.57)
                                                      --------        -------     -------     -------     -------    --------
Total Distributions                                     ( 0.05)        ( 2.94)     ( 1.18)     ( 2.29)     ( 2.08)     ( 1.91)
                                                      --------        -------     -------     -------     -------    --------
Net Asset Value End of Period                         $  23.31        $ 25.32     $ 27.10     $ 26.57     $ 26.17    $ 22.30
                                                      ========        =======     =======     =======     =======    ========
Total ReturnD                                           ( 7.74)%B        4.88%       6.55%      10.49%      27.35%      17.22%
Net Assets End of Period (in thousands)               $ 39,430        $40,221     $44,574     $33,807     $19,055    $  5,615
Ratio of Expenses to Average Net Assets                   2.05%A         2.05%       2.05%       2.05%       2.05%       2.05%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                2.12%A         2.07%       2.07%       2.13%       2.17%       2.23%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               0.33%A         0.28%       0.20%       0.78%       0.77%       1.32%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                     0.26%A         0.26%       0.18%       0.71%       0.65%       1.14%
Portfolio Turnover Rate                                     24%            33%         32%         31%         33%         33%



                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                 (Unaudited)          Year Ended December 31,
                                                               Six Months Ended -----------------------------------
Enterprise Equity Income Fund (Class C)                         June 30, 2001       2000        1999        1998
------------------------------------------------------------- ----------------- ----------- ----------- -----------
Net Asset Value Beginning of Period                              $   25.49       $ 27.26     $ 26.70     $ 26.31
                                                                 ---------       -------     -------     -------
Net Investment Income (Loss)                                       0.04F           0.07F       0.06F        0.21
Net Realized and Unrealized Gain (Loss) on Investments              ( 2.00)         1.10        1.69        2.49
                                                                 ---------       -------     -------     -------
Total from Investment Operations                                    ( 1.96)         1.17        1.75        2.70
                                                                 ---------       -------     -------     -------
Dividends from Net Investment Income                                ( 0.06)        ( 0.08)     ( 0.07)     ( 0.25)
Distributions from Capital Gains                                        --         ( 2.86)     ( 1.12)     ( 2.06)
                                                                 ---------       --------    --------    --------
Total Distributions                                                 ( 0.06)        ( 2.94)     ( 1.19)     ( 2.31)
                                                                 ---------       --------    --------    --------
Net Asset Value End of Period                                    $   23.47       $ 25.49     $ 27.26     $ 26.70
                                                                 =========       ========    ========    ========
Total ReturnD                                                       ( 7.71)%B        4.89%       6.64%      10.47%
Net Assets End of Period (in thousands)                          $   8,477       $  8,391    $  9,338    $  5,639
Ratio of Expenses to Average Net Assets                               2.05%A         2.05%       2.05%       2.05%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                            2.12%A         2.07%       2.07%       2.13%
Ratio of Net Investment Income (Loss) to Average Net Assets           0.33%A         0.28%       0.20%       0.81%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                            0.26%A         0.26%       0.18%       0.73%
Portfolio Turnover Rate                                                 24%            33%         32%         31%



                                                                For the Period
                                                                 From 5/1/97
Enterprise Equity Income Fund (Class C)                        through 12/31/97
------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                               $  24.26
                                                                  --------
Net Investment Income (Loss)                                          0.04
Net Realized and Unrealized Gain (Loss) on Investments                4.14
                                                                  --------
Total from Investment Operations                                      4.18
                                                                  --------
Dividends from Net Investment Income                                ( 0.14)
Distributions from Capital Gains                                    ( 1.99)
                                                                  --------
Total Distributions                                                 ( 2.13)
                                                                  --------
Net Asset Value End of Period                                     $  26.31
                                                                  ========
Total ReturnD                                                        18.21%B
Net Assets End of Period (in thousands)                           $  1,857
Ratio of Expenses to Average Net Assets                               2.05%A
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                            2.20%A
Ratio of Net Investment Income (Loss) to Average Net Assets           0.69%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                            0.54%A
Portfolio Turnover Rate                                                 33%A


                                                                 (Unaudited)     Year Ended December 31,    For the Period
                                                               Six Months Ended ------------------------    From 10/14/98
Enterprise Equity Income Fund (Class Y)                         June 30, 2001       2000         1999      through 12/31/98
------------------------------------------------------------- ----------------- -----------  -----------  -----------------
Net Asset Value Beginning of Period                               $  25.70       $ 27.46      $ 26.87          $ 26.25
                                                                  --------       -------      -------          -------
Net Investment Income (Loss)                                       0.16F           0.33F        0.34F             0.47
Net Realized and Unrealized Gain (Loss) on Investments              ( 2.04)         1.11         1.70             2.69
                                                                  --------       -------      -------          -------
Total from Investment Operations                                    ( 1.88)         1.44         2.04             3.16
                                                                  --------       -------      -------          -------
Dividends from Net Investment Income                                ( 0.16)        ( 0.34)      ( 0.33)         ( 0.48)
Distributions from Capital Gains                                        --         ( 2.86)      ( 1.12)         ( 2.06)
                                                                  --------       --------     --------         -------
Total Distributions                                                 ( 0.16)        ( 3.20)      ( 1.45)         ( 2.54)
                                                                  --------       --------     --------         -------
Net Asset Value End of Period                                     $  23.66       $ 25.70      $ 27.46          $ 26.87
                                                                  ========       ========     ========         =======
Total Return                                                        ( 7.32)%B        5.94%        7.69%          12.26%B
Net Assets End of Period (in thousands)                           $    288       $    125     $    153         $   112
Ratio of Expenses to Average Net Assets                               1.05%A         1.05%        1.05%           1.05%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       1.14%A         1.07%        1.07%           1.13%A
Ratio of Net Investment Income (Loss) to Average Net Assets           1.30%A         1.28%        1.20%           1.79%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                            1.21%A         1.26%        1.18%           1.72%A
Portfolio Turnover Rate                                                 24%            33%          32%             31%A


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                            Enterprise Growth Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                               (Unaudited)
                                             Six Months Ended
Enterprise Growth Fund (Class A)              June 30, 2001
------------------------------------------- -----------------
Net Asset Value Beginning of Period            $    20.52
                                               ----------
Net Investment Income (Loss)                       ( 0.04)F
Net Realized and Unrealized Gain (Loss) on
 Investments                                       ( 2.52)
                                               ----------
Total from Investment Operations                   ( 2.56)
                                               ----------
Dividends from Net Investment Income                   --
Distributions from Capital Gains                       --
                                               ----------
Total Distributions                                    --
                                               ----------
Net Asset Value End of Period                  $    17.96
                                               ==========
Total ReturnC                                      (12.48)%B
Net Assets End of Period (in thousands)        $  856,352
Ratio of Expenses to Average Net Assets              1.47%A
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                           1.47%A
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                ( 0.42)%A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                    ( 0.42)%A
Portfolio Turnover Rate                                28%



                                                                     Year Ended December 31,
                                            -------------------------------------------------------------------------
Enterprise Growth Fund (Class A)                  2000            1999           1998          1997          1996
------------------------------------------- --------------- --------------- ------------- ------------- -------------
Net Asset Value Beginning of Period            $   24.55       $   21.07       $ 16.91       $ 13.10       $ 10.44
                                               ---------       ---------       -------       -------       -------
Net Investment Income (Loss)                      ( 0.09)F        ( 0.12)F      ( 0.11)F      ( 0.07)       ( 0.04)
Net Realized and Unrealized Gain (Loss) on
 Investments                                      ( 1.88)           4.73          5.31          4.23          3.44
                                               ---------       ---------       -------       -------       -------
Total from Investment Operations                  ( 1.97)           4.61          5.20          4.16          3.40
                                               ---------       ---------       -------       -------       -------
Dividends from Net Investment Income                  --              --            --            --            --
Distributions from Capital Gains                  ( 2.06)         ( 1.13)       ( 1.04)       ( 0.35)       ( 0.74)
                                               ---------       ---------       -------       -------       -------
Total Distributions                               ( 2.06)         ( 1.13)       ( 1.04)       ( 0.35)       ( 0.74)
                                               ---------       ---------       -------       -------       -------
Net Asset Value End of Period                  $   20.52       $   24.55       $ 21.07       $ 16.91       $ 13.10
                                               =========       =========       =======       =======       =======
Total ReturnC                                     ( 7.94)%         22.08%        30.94%        31.76%        32.60%
Net Assets End of Period (in thousands)        $1,029,590      $1,268,022      $827,567      $424,280      $196,752
Ratio of Expenses to Average Net Assets             1.41%           1.40%         1.48%         1.43%E        1.53%E
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                          1.41%           1.40%         1.48%         1.43%E        1.53%E
Ratio of Net Investment Income (Loss) to
 Average Net Assets                               ( 0.41)%        ( 0.51)%      ( 0.58)%      ( 0.55)%      ( 0.39)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                   ( 0.41)%        ( 0.51)%      ( 0.58)%      ( 0.55)%      ( 0.39)%
Portfolio Turnover Rate                               65%             38%           28%           22%           30%


                                               (Unaudited)                          Year Ended December 31,
                                             Six Months Ended -------------------------------------------------------------------
Enterprise Growth Fund (Class B)              June 30, 2001        2000          1999          1998          1997         1996
------------------------------------------- ----------------- ------------- ------------- ------------- ------------- -----------
Net Asset Value Beginning of Period            $   19.76         $ 23.84       $ 20.62       $ 16.66       $ 12.97      $ 10.41
                                               ---------         -------       -------       -------       -------      -------
Net Investment Income (Loss)                      ( 0.09)F        ( 0.21)F      ( 0.24)F      ( 0.21)F      ( 0.11)      ( 0.06)
Net Realized and Unrealized Gain (Loss) on
 Investments                                      ( 2.42)         ( 1.81)         4.59          5.21          4.15         3.36
                                               ---------         -------       -------       -------       -------      -------
Total from Investment Operations                  ( 2.51)         ( 2.02)         4.35          5.00          4.04         3.30
                                               ---------         -------       -------       -------       -------      -------
Dividends from Net Investment Income                  --              --            --            --            --           --
Distributions from Capital Gains                      --          ( 2.06)       ( 1.13)       ( 1.04)       ( 0.35)      ( 0.74)
                                               ---------         -------       -------       -------       -------      -------
Total Distributions                                   --          ( 2.06)       ( 1.13)       ( 1.04)       ( 0.35)      ( 0.74)
                                               ---------         -------       -------       -------       -------      -------
Net Asset Value End of Period                  $   17.25         $ 19.76       $ 23.84       $ 20.62       $ 16.66      $ 12.97
                                               =========         =======       =======       =======       =======      =======
Total ReturnD                                     (12.70)%B       ( 8.40)%       21.30%        30.20%        31.15%       31.73%
Net Assets End of Period (in thousands)        $ 634,815         $736,423      $811,706      $446,473      $166,932     $36,483
Ratio of Expenses to Average Net Assets             2.02%A          1.96%         1.95%         2.03%         1.98%E       2.10%E
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                          2.02%A          1.96%         1.95%         2.03%         1.98%E       2.10%E
Ratio of Net Investment Income (Loss) to
 Average Net Assets                               ( 0.97)%A       ( 0.95)%      ( 1.06)%      ( 1.13)%      ( 1.10)%     ( 0.96)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                   ( 0.97)%A       ( 0.95)%      ( 1.06)%      ( 1.13)%      ( 1.10)%     ( 0.96)%
Portfolio Turnover Rate                               28%             65%           38%           28%           22%          30%


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

                              FINANCIAL HIGHLIGHTS
   ----------------------------------------------------------------------------


   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                            (Unaudited)             Year Ended December 31,
                                                          Six Months Ended -----------------------------------------
Enterprise Growth Fund (Class C)                           June 30, 2001        2000          1999          1998
-------------------------------------------------------- ----------------- ------------- ------------- -------------
Net Asset Value Beginning of Period                         $    20.04        $ 24.14       $ 20.87       $ 16.85
                                                            ----------        -------       -------       -------
Net Investment Income (Loss)                                    ( 0.09)F       ( 0.21)F      ( 0.24)F      ( 0.21)F
Net Realized and Unrealized Gain (Loss) on Investments          ( 2.46)        ( 1.83)         4.64          5.27
                                                            ----------        -------       -------       -------
Total from Investment Operations                                ( 2.55)        ( 2.04)         4.40          5.06
                                                            ----------        -------       -------       -------
Dividends from Net Investment Income                                --             --            --            --
Distributions from Capital Gains                                    --         ( 2.06)       ( 1.13)       ( 1.04)
                                                            ----------        -------       -------       -------
Total Distributions                                                 --         ( 2.06)       ( 1.13)       ( 1.04)
                                                            ----------        -------       -------       -------
Net Asset Value End of Period                               $    17.49        $ 20.04       $ 24.14       $ 20.87
                                                            ==========        =======       =======       =======
Total ReturnD                                                   (12.72)%B      ( 8.38)%       21.28%        30.22%
Net Assets End of Period (in thousands)                     $  219,058        $253,834      $294,683      $133,194
Ratio of Expenses to Average Net Assets                           2.02%A         1.96%         1.95%         2.04%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                        2.02%A         1.96%         1.95%         2.04%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                     ( 0.97)%A      ( 0.96)%      ( 1.07)%      ( 1.13)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                           ( 0.97)%A      ( 0.96)%      ( 1.07)%      ( 1.13)%
Portfolio Turnover Rate                                             28%            65%           38%           28%



                                                           For the Period
                                                            From 5/1/97
Enterprise Growth Fund (Class C)                          through 12/31/97
-------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                         $   14.11
                                                            ---------
Net Investment Income (Loss)                                   ( 0.06)
Net Realized and Unrealized Gain (Loss) on Investments           3.15
                                                            ---------
Total from Investment Operations                                 3.09
                                                            ---------
Dividends from Net Investment Income                               --
Distributions from Capital Gains                               ( 0.35)
                                                            ---------
Total Distributions                                            ( 0.35)
                                                            ---------
Net Asset Value End of Period                               $   16.85
                                                            =========
Total ReturnD                                                   21.91%B
Net Assets End of Period (in thousands)                     $  26,601
Ratio of Expenses to Average Net Assets                          1.97%A,E
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                       1.97%A,E
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                    ( 1.10)%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                          ( 1.10)%A
Portfolio Turnover Rate                                            22%A


                                               (Unaudited)                  Year Ended December 31,                For the Period
                                             Six Months Ended --------------------------------------------------    From 8/8/96
Enterprise Growth Fund (Class Y)              June 30, 2001       2000        1999         1998         1997      through 12/31/96
------------------------------------------- ----------------- ----------- ------------ ------------ ------------ -----------------
Net Asset Value Beginning of Period            $    21.10       $ 25.06     $ 21.41      $ 17.02      $ 13.12       $   11.96
                                               ----------       -------     -------      -------      -------       ---------
Net Investment Income (Loss)                    0.00F,G         0.01F        ( 0.02)F     ( 0.02)F     ( 0.02)             --
Net Realized and Unrealized Gain (Loss) on
 Investments                                       ( 2.59)       ( 1.91)       4.80         5.45         4.27            1.90
                                               ----------       -------     -------      -------      -------       ---------
Total from Investment Operations                   ( 2.59)       ( 1.90)       4.78         5.43         4.25            1.90
                                               ----------       -------     -------      -------      -------       ---------
Dividends from Net Investment Income                   --            --          --           --           --              --
Distributions from Capital Gains                       --        ( 2.06)     ( 1.13)      ( 1.04)      ( 0.35)         ( 0.74)
                                               ----------       -------     -------      -------      -------       ---------
Total Distributions                                    --        ( 2.06)     ( 1.13)      ( 1.04)      ( 0.35)         ( 0.74)
                                               ----------       -------     -------      -------      -------       ---------
Net Asset Value End of Period                  $    18.51       $ 21.10     $ 25.06      $ 21.41      $ 17.02       $   13.12
                                               ==========       =======     =======      =======      =======       =========
Total Return                                       (12.27)%B     ( 7.49)%     22.52%       32.09%       32.40%          15.91%B
Net Assets End of Period (in thousands)        $   54,201       $66,749     $86,826      $60,640      $44,596       $   2,339
Ratio of Expenses to Average Net Assets              1.02%A        0.96%       0.95%        1.03%        0.97%E          1.10%A,E
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                           1.02%A        0.96%       0.95%        1.03%        0.97%E          1.10%A,E
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                  0.04%A        0.03%     ( 0.07)%     ( 0.13)%     ( 0.10)%          0.04%A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                      0.04%A        0.03%     ( 0.07)%     ( 0.13)%     ( 0.10)%          0.04%A
Portfolio Turnover Rate                                28%           65%         38%          28%          22%             30%A



                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                       Enterprise Growth and Income Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                  Year Ended December 31,
                                             (Unaudited)    -----------------------------------
Enterprise Growth and Income Fund          Six Months Ended
(Class A)                                   June 30, 2001       2000        1999        1998
----------------------------------------- ----------------- ----------- ----------- -----------
Net Asset Value Beginning of Period          $    38.55       $ 38.57     $ 29.01     $ 25.19
                                             ----------       -------     -------     -------
Net Investment Income (Loss)                   0.06F          0.06F      0.00F,G         0.14
Net Realized and Unrealized Gain (Loss)
 on Investments                                  ( 4.17)       ( 0.08)       9.57        4.00
                                             ----------       -------    --------     -------
Total from Investment Operations                 ( 4.11)       ( 0.02)       9.57        4.14
                                             ----------       -------    --------     -------
Dividends from Net Investment Income                 --            --          --      ( 0.09)
Distributions from Capital Gains                     --            --      ( 0.01)     ( 0.23)
                                             ----------       -------    --------     -------
Total Distributions                                  --            --      ( 0.01)     ( 0.32)
                                             ----------       -------    --------     -------
Net Asset Value End of Period                $    34.44       $ 38.55     $ 38.57     $ 29.01
                                             ==========       =======    ========     =======
Total ReturnC                                    (10.66)%B     ( 0.05)%     32.97%      16.50%
Net Assets End of Period (in thousands)      $   91,755       $94,885     $65,759     $16,664
Ratio of Expenses to Average Net Assets            1.50%A        1.50%       1.50%       1.50%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                         1.58%A        1.54%       1.64%       1.93%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                0.32%A        0.15%       0.00%       0.41%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                    0.24%A        0.11%     ( 0.15)%    ( 0.03)%
Portfolio Turnover Rate                               2%           10%          3%          5%



                                            For the Period    For the Period
Enterprise Growth and Income Fund            From 10/1/97         7/17/97
(Class A)                                  through 12/31/97   through 9/30/97
----------------------------------------- ------------------ ----------------
Net Asset Value Beginning of Period           $   25.71         $   25.05
                                              ---------         ---------
Net Investment Income (Loss)                       0.01          0.00G
Net Realized and Unrealized Gain (Loss)
 on Investments                                    0.04              0.66
                                              ---------         ---------
Total from Investment Operations                   0.05              0.66
                                              ---------         ---------
Dividends from Net Investment Income             ( 0.11)               --
Distributions from Capital Gains                 ( 0.46)               --
                                              ---------         ---------
Total Distributions                              ( 0.57)               --
                                              ---------         ---------
Net Asset Value End of Period                 $   25.19         $   25.71
                                              =========         =========
Total ReturnC                                      0.20%B            2.63%B
Net Assets End of Period (in thousands)       $   4,032         $   1,109
Ratio of Expenses to Average Net Assets            1.50%A            1.50%A
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                         2.11%A            4.47%A
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                0.56%A            0.07%A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                  ( 0.04)%A         ( 2.90)%A
Portfolio Turnover Rate                               1%A              16%A


                                                                    Year Ended December 31,
                                             (Unaudited)    ---------------------------------------
Enterprise Growth and Income Fund          Six Months Ended
(Class B)                                   June 30, 2001        2000         1999         1998
----------------------------------------- ----------------- ------------- ------------ ------------
Net Asset Value Beginning of Period          $    37.99        $ 38.20      $ 28.90      $ 25.15
                                             ----------        -------      -------      -------
Net Investment Income (Loss)                     ( 0.04)F       ( 0.16)F     ( 0.18)F       0.05
Net Realized and Unrealized Gain (Loss)
 on Investments                                  ( 4.10)        ( 0.05)        9.49         3.95
                                             ----------        -------      -------      -------
Total from Investment Operations                 ( 4.14)        ( 0.21)        9.31         4.00
                                             ----------        -------      -------      -------
Dividends from Net Investment Income                 --             --           --       ( 0.02)
Distributions from Capital Gains                     --             --       ( 0.01)      ( 0.23)
                                             ----------        -------      -------      -------
Total Distributions                                  --             --       ( 0.01)      ( 0.25)
                                             ----------        -------      -------      -------
Net Asset Value End of Period                $    33.85        $ 37.99      $ 38.20      $ 28.90
                                             ==========        =======      =======      =======
Total ReturnD                                    (10.90)%B      ( 0.55)%      32.20%       15.95%
Net Assets End of Period (in thousands)      $  125,249        $124,127     $74,597      $21,891
Ratio of Expenses to Average Net Assets            2.05%A         2.05%        2.05%        2.05%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                         2.13%A         2.09%        2.19%        2.48%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                              ( 0.24)%A      ( 0.40)%     ( 0.56)%     ( 0.17)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                  ( 0.32)%A      ( 0.44)%     ( 0.70)%     ( 0.60)%
Portfolio Turnover Rate                               2%            10%           3%           5%



                                            For the Period    For the Period
Enterprise Growth and Income Fund            From 10/1/97         7/17/97
(Class B)                                  through 12/31/97   through 9/30/97
----------------------------------------- ------------------ ----------------
Net Asset Value Beginning of Period           $   25.68         $   25.05
                                              ---------         ---------
Net Investment Income (Loss)                     ( 0.01)           ( 0.01)
Net Realized and Unrealized Gain (Loss)
 on Investments                                    0.03              0.64
                                              ---------         ---------
Total from Investment Operations                   0.02              0.63
                                              ---------         ---------
Dividends from Net Investment Income             ( 0.09)               --
Distributions from Capital Gains                 ( 0.46)               --
                                              ---------         ---------
Total Distributions                              ( 0.55)               --
                                              ---------         ---------
Net Asset Value End of Period                 $   25.15         $   25.68
                                              =========         =========
Total ReturnD                                      0.07%B            2.51%B
Net Assets End of Period (in thousands)       $   3,257         $     992
Ratio of Expenses to Average Net Assets            2.05%A            2.05%A
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                         2.66%A            4.59%A
Ratio of Net Investment Income (Loss) to
 Average Net Assets                              ( 0.02)%A         ( 0.34)%A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                  ( 0.63)%A         ( 2.87)%A
Portfolio Turnover Rate                               1%A              16%A



                       See notes to financial statements.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                   Year Ended December 31,
                                             (Unaudited)    -------------------------------------
Enterprise Growth and Income Fund          Six Months Ended
(Class C)                                   June 30, 2001       2000         1999         1998
----------------------------------------- ----------------- ------------ ------------ -----------
Net Asset Value Beginning of Period          $    38.03       $ 38.24      $ 28.91     $  25.15
                                             ----------       -------      -------     --------
Net Investment Income (Loss)                     ( 0.04)F      ( 0.16)F     ( 0.19)F       0.06
Net Realized and Unrealized Gain (Loss)
 on Investments                                  ( 4.09)       ( 0.05)        9.53         3.94
                                             ----------       -------      -------     --------
Total from Investment Operations                 ( 4.13)       ( 0.21)        9.34         4.00
                                             ----------       -------      -------     --------
Dividends from Net Investment Income                 --            --           --       ( 0.01)
Distributions from Capital Gains                     --            --       ( 0.01)      ( 0.23)
                                             ----------       -------      -------     --------
Total Distributions                                  --            --       ( 0.01)      ( 0.24)
                                             ----------       -------      -------     --------
Net Asset Value End of Period                $    33.90       $ 38.03      $ 38.24     $  28.91
                                             ==========       =======      =======     ========
Total ReturnD                                    (10.86)%B     ( 0.55)%      32.29%       15.95%
Net Assets End of Period (in thousands)      $   22,639       $22,239      $13,710     $  4,654
Ratio of Expenses to Average Net Assets            2.05%A        2.05%        2.05%        2.05%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                         2.13%A        2.09%        2.20%        2.49%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                              ( 0.24)%A     ( 0.40)%     ( 0.58)%     ( 0.16)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                  ( 0.32)%A     ( 0.43)%     ( 0.72)%     ( 0.60)%
Portfolio Turnover Rate                               2%           10%           3%           5%



                                            For the Period    For the Period
Enterprise Growth and Income Fund            From 10/1/97         7/17/97
(Class C)                                  through 12/31/97   through 9/30/97
----------------------------------------- ------------------ ----------------
Net Asset Value Beginning of Period           $   25.68         $   25.05
                                              ---------         ---------
Net Investment Income (Loss)                     ( 0.02)           ( 0.01)
Net Realized and Unrealized Gain (Loss)
 on Investments                                    0.05              0.64
                                              ---------         ---------
Total from Investment Operations                   0.03              0.63
                                              ---------         ---------
Dividends from Net Investment Income             ( 0.10)               --
Distributions from Capital Gains                 ( 0.46)               --
                                              ---------         ---------
Total Distributions                              ( 0.56)               --
                                              ---------         ---------
Net Asset Value End of Period                 $   25.15         $   25.68
                                              =========         =========
Total ReturnD                                      0.10%B            2.51%B
Net Assets End of Period (in thousands)       $     561         $      99
Ratio of Expenses to Average Net Assets            2.05%A            2.05%A
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                         2.64%A            4.60%A
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                0.03%A          ( 0.39)%A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                  ( 0.56)%A         ( 2.94)%A
Portfolio Turnover Rate                               1%A              16%A


                                                              Year Ended December 31,
                                         (Unaudited)    -----------------------------------
Enterprise Growth and Income           Six Months Ended
Fund (Class Y)                          June 30, 2001       2000        1999        1998
------------------------------------- ----------------- ----------- ----------- -----------
Net Asset Value Beginning of Period      $    39.08       $ 38.91     $ 29.13     $ 25.24
                                         ----------       -------     -------     -------
Net Investment Income (Loss)               0.14F           0.23F       0.14F        0.29
Net Realized and Unrealized Gain
 (Loss) on Investments                       ( 4.21)       ( 0.06)      9.65        4.00
                                         ----------       -------     -------     -------
Total from Investment Operations             ( 4.07)        0.17        9.79        4.29
                                         ----------       -------     -------     -------
Dividends from Net Investment
 Income                                          --            --          --      ( 0.17)
Distributions from Capital Gains                 --            --      ( 0.01)     ( 0.23)
                                         ----------       -------     -------     -------
Total Distributions                              --            --      ( 0.01)     ( 0.40)
                                         ----------       -------     -------     -------
Net Asset Value End of Period            $    35.01       $ 39.08     $ 38.91     $ 29.13
                                         ==========       =======     =======     =======
Total Return                                 (10.41)%B       0.44%      33.59%      17.08%
Net Assets End of Period
 (in thousands)                          $   14,659       $16,892     $17,116     $18,310
Ratio of Expenses to Average
 Net Assets                                    1.05%A        1.05%       1.05%       1.05%
Ratio of Expenses to Average Net
 Assets (Excluding Reimbursement)              1.13%A        1.09%       1.18%       1.48%
Ratio of Net Investment Income
 (Loss) to Average Net Assets                  0.77%A        0.58%       0.41%       0.89%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Reimbursement)                     0.69%A        0.54%       0.29%       0.45%
Portfolio Turnover Rate                           2%           10%          3%          5%



                                        For the Period
Enterprise Growth and Income             From 10/1/97     Year Ended   Year Ended
Fund (Class Y)                         through 12/31/97     9/30/97     9/30/96
------------------------------------- ------------------ ------------ -----------
Net Asset Value Beginning of Period        $ 25.73         $ 20.11     $ 16.69
                                           -------         -------     -------
Net Investment Income (Loss)                  0.06            0.35        0.21
Net Realized and Unrealized Gain
 (Loss) on Investments                        0.02            6.18        3.45
                                           -------         -------     -------
Total from Investment Operations              0.08            6.53        3.66
                                           -------         -------     -------
Dividends from Net Investment
 Income                                     ( 0.11)         ( 0.20)      ( 0.24)
Distributions from Capital Gains            ( 0.46)         ( 0.71)          --
                                           -------         -------     --------
Total Distributions                         ( 0.57)         ( 0.91)      ( 0.24)
                                           -------         -------     --------
Net Asset Value End of Period              $ 25.24         $ 25.73     $ 20.11
                                           =======         =======     ========
Total Return                                  0.31%B         33.55%       22.21%
Net Assets End of Period
 (in thousands)                            $15,542         $15,428     $  8,865
Ratio of Expenses to Average
 Net Assets                                   1.05%A          0.99%        0.97%
Ratio of Expenses to Average Net
 Assets (Excluding Reimbursement)             1.68%A          2.20%        2.05%
Ratio of Net Investment Income
 (Loss) to Average Net Assets                 0.96%A          0.88%        1.23%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Reimbursement)                    0.33%A        ( 0.33)%       0.15%
Portfolio Turnover Rate                          1%A            16%          18%



                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                           Enterprise Large-Cap Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Large-Cap Fund (Class A)                                                        June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $    8.19         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                   ( 0.04)F          ( 0.05)F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 2.20)           ( 1.76)
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 2.24)           ( 1.81)
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    5.95         $    8.19
                                                                                            =========         =========
Total ReturnC                                                                                  (27.35)%B         (18.10)%B
Net Assets End of Period (in thousands)                                                     $   8,439         $   8,641
Ratio of Expenses to Average Net Assets                                                          1.60%A            1.60%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                1.99%A            5.37%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    ( 1.07)%A         ( 0.65)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 1.45)%A         ( 4.42)%A
Portfolio Turnover Rate                                                                           127%               21%B


                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Large-Cap Fund (Class B)                                                        June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $    8.18         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                   ( 0.05)F          ( 0.08)F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 2.19)           ( 1.74)
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 2.24)           ( 1.82)
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    5.94         $    8.18
                                                                                            =========         =========
Total ReturnD                                                                                  (27.38)%B         (18.20)%B
Net Assets End of Period (in thousands)                                                     $   4,500         $   2,281
Ratio of Expenses to Average Net Assets                                                          2.15%A            2.15%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                2.51%A            5.92%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    ( 1.66)%A         ( 1.19)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 2.02)%A         ( 4.96)%A
Portfolio Turnover Rate                                                                           127%               21%B


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Large-Cap Fund (Class C)                                                        June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $    8.18         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                   ( 0.05)F          ( 0.08)F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 2.20)           ( 1.74)
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 2.25)           ( 1.82)
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    5.93         $    8.18
                                                                                            =========         =========
Total ReturnD                                                                                  (27.51)%B         (18.20)%B
Net Assets End of Period (in thousands)                                                     $   2,250         $   1,801
Ratio of Expenses to Average Net Assets                                                          2.15%A            2.15%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                2.54%A            5.92%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    ( 1.63)%A         ( 1.21)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 2.02)%A         ( 4.98)%A
Portfolio Turnover Rate                                                                           127%               21%B


                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Large-Cap Fund (Class Y)                                                        June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $    8.20         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                   ( 0.02)F          ( 0.02)F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 2.21)           ( 1.78)
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 2.23)           ( 1.80)
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    5.97         $    8.20
                                                                                            =========         =========
Total Return                                                                                   (27.20)%B         (18.00)%B
Net Assets End of Period (in thousands)                                                     $     101         $      92
Ratio of Expenses to Average Net Assets                                                          1.15%A            1.15%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                1.50%A            4.92%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    ( 0.63)%A         ( 0.24)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 0.98)%A         ( 4.01)%A
Portfolio Turnover Rate                                                                           127%               21%B


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      Enterprise Emerging Countries Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Emerging Countries Fund (Class A)                                               June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $   9.04          $   10.00
                                                                                            --------          ---------
Net Investment Income (Loss)                                                                 0.02F               ( 0.04)F
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.85)            ( 0.92)
                                                                                            --------          ---------
Total from Investment Operations                                                               (0.83)            ( 0.96)
                                                                                            --------          ---------
Dividends from Net Investment Income                                                              --                 --
Distributions from Capital Gains                                                                  --                 --
                                                                                            --------          ---------
Total Distributions                                                                               --                 --
                                                                                            --------          ---------
Net Asset Value End of Period                                                               $   8.21          $    9.04
                                                                                            ========          =========
Total ReturnC                                                                                  (9.18)%B          ( 9.60)%B
Net Assets End of Period (in thousands)                                                     $  2,502          $   3,487
Ratio of Expenses to Average Net Assets                                                         2.25%A             2.25%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               5.86%A            22.68%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                     0.47%A           ( 0.90)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (3.14)%A          (21.27)%A
Portfolio Turnover Rate                                                                          114%                15%B


                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Emerging Contries Fund (Class B)                                                June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $   9.03          $   10.00
                                                                                            --------          ---------
Net Investment Income (Loss)                                                                0.00F,G              ( 0.10)F
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.84)            ( 0.87)
                                                                                            --------          ---------
Total from Investment Operations                                                               (0.84)            ( 0.97)
                                                                                            --------          ---------
Dividends from Net Investment Income                                                              --                 --
Distributions from Capital Gains                                                                  --                 --
                                                                                            --------          ---------
Total Distributions                                                                               --                 --
                                                                                            --------          ---------
Net Asset Value End of Period                                                               $   8.19          $    9.03
                                                                                            ========          =========
Total ReturnD                                                                                  (9.30)%B          ( 9.70)%B
Net Assets End of Period (in thousands)                                                     $    462          $     335
Ratio of Expenses to Average Net Assets                                                         2.80%A             2.80%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               6.45%A            23.23%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (0.08)%A          ( 1.45)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (3.73)%A          (21.82)%A
Portfolio Turnover Rate                                                                          114%                15%B


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Emerging Countries Fund (Class C)                                               June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $   9.03          $   10.00
                                                                                            --------          ---------
Net Investment Income (Loss)                                                                0.00F,G              ( 0.10)F
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.85)            ( 0.87)
                                                                                            --------          ---------
Total from Investment Operations                                                               (0.85)            ( 0.97)
                                                                                            --------          ---------
Dividends from Net Investment Income                                                              --                 --
Distributions from Capital Gains                                                                  --                 --
                                                                                            --------          ---------
Total Distributions                                                                               --                 --
                                                                                            --------          ---------
Net Asset Value End of Period                                                               $   8.18          $    9.03
                                                                                            ========          =========
Total ReturnD                                                                                  (9.41)%B          ( 9.70)%B
Net Assets End of Period (in thousands)                                                     $    393          $     291
Ratio of Expenses to Average Net Assets                                                         2.80%A             2.80%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               6.46%A            23.23%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                     0.00%A           ( 1.45)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (3.66)%A          (21.82)%A
Portfolio Turnover Rate                                                                          114%                15%B


                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Emerging Countries Fund (Class Y)                                               June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $   9.05          $   10.00
                                                                                            --------          ---------
Net Investment Income (Loss)                                                                 0.04F               ( 0.03)F
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.85)            ( 0.92)
                                                                                            --------          ---------
Total from Investment Operations                                                               (0.81)            ( 0.95)
                                                                                            --------          ---------
Dividends from Net Investment Income                                                              --                 --
Distributions from Capital Gains                                                                  --                 --
                                                                                            --------          ---------
Total Distributions                                                                               --                 --
                                                                                            --------          ---------
Net Asset Value End of Period                                                               $   8.24          $    9.05
                                                                                            ========          =========
Total Return                                                                                   (8.95)%B          ( 9.50)%B
Net Assets End of Period (in thousands)                                                     $    146          $     104
Ratio of Expenses to Average Net Assets                                                         1.80%A             1.80%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               5.45%A            22.23%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                     0.87%A           ( 0.45)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (2.79)%A          (20.82)%A
Portfolio Turnover Rate                                                                          114%                15%B


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                   Enterprise International Core Growth Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise International Core Growth Fund (Class A)                                        June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $    9.81         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                0.00F,G              ( 0.08)F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 1.76)           ( 0.11)
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 1.76)           ( 0.19)
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    8.05         $    9.81
                                                                                            =========         =========
Total ReturnC                                                                                  (17.94)%B         ( 1.90)%B
Net Assets End of Period (in thousands)                                                     $   1,793         $   1,300
Ratio of Expenses to Average Net Assets                                                          1.95%A            1.95%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                6.20%A           18.66%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                      0.01%A          ( 0.95)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 4.24)%A         (17.66)%A
Portfolio Turnover Rate                                                                           151%               17%B


                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise International Core Growth Fund (Class B)                                        June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $    9.80         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                   ( 0.02)F          ( 0.11)F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 1.74)           ( 0.09)
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 1.76)           ( 0.20)
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    8.04         $    9.80
                                                                                            =========         =========
Total ReturnD                                                                                  (17.96)%B         ( 2.00)%B
Net Assets End of Period (in thousands)                                                     $   1,241         $     630
Ratio of Expenses to Average Net Assets                                                          2.50%A            2.50%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                6.73%A           19.21%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    ( 0.46)%A         ( 1.51)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 4.69)%A         (18.22)%A
Portfolio Turnover Rate                                                                           151%               17%B


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise International Core Growth Fund (Class C)                                        June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $    9.80         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                   ( 0.02)F          ( 0.10)F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 1.76)           ( 0.10)
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 1.78)           ( 0.20)
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    8.02         $    9.80
                                                                                            =========         =========
Total ReturnD                                                                                  (18.16)%B         ( 2.00)%B
Net Assets End of Period (in thousands)                                                     $   1,139         $     614
Ratio of Expenses to Average Net Assets                                                          2.50%A            2.50%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                6.51%A           19.21%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    ( 0.59)%A         ( 1.58)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 4.61)%A         (18.29)%A
Portfolio Turnover Rate                                                                           151%               17%B


                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise International Core Growth Fund (Class Y)                                        June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $    9.82         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                 0.02F               ( 0.04)F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 1.76)           ( 0.14)
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 1.74)           ( 0.18)
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    8.08         $    9.82
                                                                                            =========         =========
Total Return                                                                                   (17.72)%B         ( 1.80)%B
Net Assets End of Period (in thousands)                                                     $      96         $     111
Ratio of Expenses to Average Net Assets                                                          1.50%A            1.50%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                5.82%A           18.21%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                      0.38%A          ( 0.52)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 3.94)%A         (17.23)%A
Portfolio Turnover Rate                                                                           151%               17%B


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                     Enterprise International Growth Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                       (Unaudited)
Enterprise International Growth Fund                 Six Months Ended
(Class A)                                             June 30, 2001
--------------------------------------------------- -----------------
Net Asset Value Beginning of Period                    $    18.35
                                                       ----------
Net Investment Income (Loss)                            0.00F,G
Net Realized and Unrealized Gain (Loss) on
 Investments                                               ( 4.24)
                                                       ----------
Total from Investment Operations                           ( 4.24)
                                                       ----------
Dividends from Net Investment Income                           --
Distributions from Capital Gains                               --
                                                       ----------
Total Distributions                                            --
                                                       ----------
Net Asset Value End of Period                          $    14.11
                                                       ==========
Total ReturnC                                              (23.11)%B
Net Assets End of Period (in thousands)                $   44,716
Ratio of Expenses to Average Net Assets                      1.92%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                              1.92%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  0.06%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                        0.06%A
Portfolio Turnover Rate                                        50%



                                                                       Year Ended December 31,
                                                    --------------------------------------------------------------
Enterprise International Growth Fund
(Class A)                                                2000         1999         1998        1997        1996
--------------------------------------------------- ------------- ------------ ----------- ----------- -----------
Net Asset Value Beginning of Period                   $   23.81     $ 18.89      $ 16.71     $ 17.10     $ 16.08
                                                      ---------     -------      -------     -------     -------
Net Investment Income (Loss)                             ( 0.16)F    ( 0.11)F      0.06        0.08        0.10
Net Realized and Unrealized Gain (Loss) on
 Investments                                             ( 4.53)       7.37        2.32        0.73        1.88
                                                      ---------     -------      -------     -------     -------
Total from Investment Operations                         ( 4.69)       7.26        2.38        0.81        1.98
                                                      ---------     -------      -------     -------     -------
Dividends from Net Investment Income                         --      ( 0.16)      ( 0.05)     ( 0.07)     ( 0.09)
Distributions from Capital Gains                         ( 0.77)     ( 2.18)      ( 0.15)     ( 1.13)     ( 0.87)
                                                      ---------     -------      -------     -------     -------
Total Distributions                                      ( 0.77)     ( 2.34)      ( 0.20)     ( 1.20)     ( 0.96)
                                                      ---------     -------      -------     -------     -------
Net Asset Value End of Period                         $   18.35     $ 23.81      $ 18.89     $ 16.71     $ 17.10
                                                      =========     =======      =======     =======     =======
Total ReturnC                                            (19.75)%     39.76%       14.28%       4.75%      12.32%
Net Assets End of Period (in thousands)               $  49,770     $55,426      $41,458     $38,020     $34,837
Ratio of Expenses to Average Net Assets                    1.85%       1.94%        2.00%       2.00%       2.00%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                            1.85%       1.94%        2.11%       2.11%       2.19%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                              ( 0.76)%    ( 0.53)%       0.30%       0.50%       0.61%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                    ( 0.76)%    ( 0.53)%       0.19%       0.39%       0.42%
Portfolio Turnover Rate                                      66%        131%          52%         27%         24%


                                                       (Unaudited)
Enterprise International Growth Fund                 Six Months Ended
(Class B)                                             June 30, 2001
--------------------------------------------------- -----------------
Net Asset Value Beginning of Period                    $    17.89
                                                       ----------
Net Investment Income (Loss)                               ( 0.04)F
Net Realized and Unrealized Gain (Loss) on
 Investments                                               ( 4.12)
                                                       ----------
Total from Investment Operations                           ( 4.16)
                                                       ----------
Dividends from Net Investment Income                           --
Distributions from Capital Gains                               --
                                                       ----------
Total Distributions                                            --
                                                       ----------
Net Asset Value End of Period                          $    13.73
                                                       ==========
Total ReturnD                                              (23.25)%B
Net Assets End of Period (in thousands)                $   20,638
Ratio of Expenses to Average Net Assets                      2.49%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                              2.49%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                ( 0.55)%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                      ( 0.55)%A
Portfolio Turnover Rate                                        50%



                                                                        Year Ended December 31,
                                                    ---------------------------------------------------------------
Enterprise International Growth Fund
(Class B)                                                2000         1999         1998         1997        1996
--------------------------------------------------- ------------- ------------ ------------ ----------- -----------
Net Asset Value Beginning of Period                   $   23.40     $ 18.62      $ 16.53     $  16.97    $  16.02
                                                      ---------     -------      -------     --------    --------
Net Investment Income (Loss)                             ( 0.27)F    ( 0.21)F     ( 0.04)        0.01        0.01
Net Realized and Unrealized Gain (Loss) on
 Investments                                             ( 4.47)       7.23         2.28         0.69        1.87
                                                      ---------     -------      -------     --------    --------
Total from Investment Operations                         ( 4.74)       7.02         2.24         0.70        1.88
                                                      ---------     -------      -------     --------    --------
Dividends from Net Investment Income                         --      ( 0.06)          --       ( 0.01)     ( 0.06)
Distributions from Capital Gains                         ( 0.77)     ( 2.18)      ( 0.15)      ( 1.13)     ( 0.87)
                                                      ---------     -------      -------     --------    --------
Total Distributions                                      ( 0.77)     ( 2.24)      ( 0.15)      ( 1.14)     ( 0.93)
                                                      ---------     -------      -------     --------    --------
Net Asset Value End of Period                         $   17.89     $ 23.40      $ 18.62     $  16.53    $  16.97
                                                      =========     =======      =======     ========    ========
Total ReturnD                                            (20.32)%     39.02%       13.57%        4.17%      11.72%
Net Assets End of Period (in thousands)               $  26,569     $23,475      $16,008     $  9,878    $  4,276
Ratio of Expenses to Average Net Assets                    2.40%       2.48%        2.55%        2.55%       2.55%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                            2.40%       2.48%        2.66%        2.67%       2.75%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                              ( 1.32)%    ( 1.10)%     ( 0.28)%     ( 0.06)%      0.09%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                    ( 1.32)%    ( 1.10)%     ( 0.39)%     ( 0.18)%    ( 0.11)%
Portfolio Turnover Rate                                      66%        131%          52%          27%         24%



                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                 (Unaudited)           Year Ended December 31,
                                                               Six Months Ended -------------------------------------
Enterprise International Growth Fund (Class C)                  June 30, 2001        2000         1999        1998
------------------------------------------------------------- ----------------- ------------- ----------- -----------
Net Asset Value Beginning of Period                              $    18.04       $   23.59    $  18.77    $  16.66
                                                                 ----------       ---------    --------    --------
Net Investment Income (Loss)                                         ( 0.05)F        ( 0.27)F    ( 0.22)F    ( 0.04)
Net Realized and Unrealized Gain (Loss) on Investments               ( 4.15)         ( 4.51)       7.29        2.31
                                                                 ----------       ---------    --------    --------
Total from Investment Operations                                     ( 4.20)         ( 4.78)       7.07        2.27
                                                                 ----------       ---------    --------    --------
Dividends from Net Investment Income                                     --              --      ( 0.07)     ( 0.01)
Distributions from Capital Gains                                         --          ( 0.77)     ( 2.18)     ( 0.15)
                                                                 ----------       ---------    --------    --------
Total Distributions                                                      --          ( 0.77)     ( 2.25)     ( 0.16)
                                                                 ----------       ---------    --------    --------
Net Asset Value End of Period                                    $    13.84       $   18.04    $  23.59    $  18.77
                                                                 ==========       =========    ========    ========
Total ReturnD                                                        (23.28)%B       (20.33)%     38.95%      13.64%
Net Assets End of Period (in thousands)                          $    6,111       $   7,750    $  5,771    $  3,498
Ratio of Expenses to Average Net Assets                                2.49%A          2.40%       2.48%       2.55%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                        2.49%A          2.40%       2.48%       2.67%
Ratio of Net Investment Income (Loss) to Average Net Assets          ( 0.52)%A       ( 1.32)%    ( 1.12)%    ( 0.35)%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                           ( 0.52)%A       ( 1.32)%    ( 1.12)%    ( 0.47)%
Portfolio Turnover Rate                                                  50%             66%        131%         52%



                                                                For the Period
                                                                 From 5/1/97
Enterprise International Growth Fund (Class C)                 through 12/31/97
------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                              $   17.51
                                                                 ---------
Net Investment Income (Loss)                                        ( 0.03)
Net Realized and Unrealized Gain (Loss) on Investments                0.39
                                                                 ---------
Total from Investment Operations                                      0.36
                                                                 ---------
Dividends from Net Investment Income                                ( 0.08)
Distributions from Capital Gains                                    ( 1.13)
                                                                 ---------
Total Distributions                                                 ( 1.21)
                                                                 ---------
Net Asset Value End of Period                                    $   16.66
                                                                 =========
Total ReturnD                                                         2.07%B
Net Assets End of Period (in thousands)                          $   1,113
Ratio of Expenses to Average Net Assets                               2.55%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       2.75%A
Ratio of Net Investment Income (Loss) to Average Net Assets         ( 0.51)%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                          ( 0.71)%A
Portfolio Turnover Rate                                                 27%A


                                                       (Unaudited)
Enterprise International Growth Fund                 Six Months Ended
(Class Y)                                             June 30, 2001
--------------------------------------------------- -----------------
Net Asset Value Beginning of Period                    $    18.41
                                                       ----------
Net Investment Income (Loss)                             0.03F
Net Realized and Unrealized Gain (Loss) on
 Investments                                               ( 4.25)
                                                       ----------
Total from Investment Operations                           ( 4.22)
                                                       ----------
Dividends from Net Investment Income                           --
Distributions from Capital Gains                               --
                                                       ----------
Total Distributions                                            --
                                                       ----------
Net Asset Value End of Period                          $    14.19
                                                       ==========
Total Return                                               (22.92)%B
Net Assets End of Period (in thousands)                $   15,951
Ratio of Expenses to Average Net Assets                      1.49%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                              1.49%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  0.44%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                        0.44%A
Portfolio Turnover Rate                                        50%



                                                                       Year Ended December 31,
                                                    --------------------------------------------------------------
Enterprise International Growth Fund
(Class Y)                                                2000         1999         1998        1997        1996
--------------------------------------------------- ------------- ------------ ----------- ----------- -----------
Net Asset Value Beginning of Period                   $   23.82     $ 18.88      $ 16.71     $ 17.10    $ 16.07
                                                      ---------     -------      -------     -------    -------
Net Investment Income (Loss)                             ( 0.06)F    ( 0.03)F      0.14        0.17        0.14
Net Realized and Unrealized Gain (Loss) on
 Investments                                             ( 4.58)       7.40        2.32        0.72        1.92
                                                      ---------     -------      -------     -------    -------
Total from Investment Operations                         ( 4.64)       7.37        2.46        0.89        2.06
                                                      ---------     -------      -------     -------    -------
Dividends from Net Investment Income                         --      ( 0.25)      ( 0.14)     ( 0.15)     ( 0.16)
Distributions from Capital Gains                         ( 0.77)     ( 2.18)      ( 0.15)     ( 1.13)     ( 0.87)
                                                      ---------     -------      -------     -------    --------
Total Distributions                                      ( 0.77)     ( 2.43)      ( 0.29)     ( 1.28)     ( 1.03)
                                                      ---------     -------      -------     -------    --------
Net Asset Value End of Period                         $   18.41     $ 23.82      $ 18.88     $ 16.71    $ 17.10
                                                      =========     =======      =======     =======    ========
Total Return                                             (19.53)%     40.39%       14.73%       5.21%      12.86%
Net Assets End of Period (in thousands)               $  20,515     $20,738      $13,379     $10,986    $  8,828
Ratio of Expenses to Average Net Assets                    1.39%       1.48%        1.55%       1.55%       1.55%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                            1.39%       1.48%        1.66%       1.66%       1.75%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                0.30%     ( 0.14)%       0.75%       0.95%       1.03%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                      0.30%     ( 0.14)%       0.64%       0.84%       0.84%
Portfolio Turnover Rate                                      66%        131%          52%         27%         24%

                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                       Enterprise Worldwide Growth Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Worldwide Growth Fund (Class A)                                                 June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $    8.92         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                   ( 0.02)F          ( 0.08)F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 2.02)           ( 1.00)
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 2.04)           ( 1.08)
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    6.88         $    8.92
                                                                                            =========         =========
Total ReturnC                                                                                  (22.87)%B         (10.80)%B
Net Assets End of Period (in thousands)                                                     $   4,532         $   4,919
Ratio of Expenses to Average Net Assets                                                          1.85%A            1.85%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                3.67%A            8.88%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    ( 0.61)%A         ( 0.88)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 2.43)%A         ( 7.90)%A
Portfolio Turnover Rate                                                                           107%               19%


                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Worldwide Growth Fund (Class B)                                                 June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $    8.91         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                   ( 0.04)F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 2.02)           ( 0.99)
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 2.06)           ( 1.09)
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    6.85         $    8.91
                                                                                            =========         =========
Total ReturnD                                                                                  (23.12)%B         (10.90)%B
Net Assets End of Period (in thousands)                                                     $   1,872         $     842
Ratio of Expenses to Average Net Assets                                                          2.40%A            2.40%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                4.19%A            9.43%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    ( 1.13)%A         ( 1.43)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 2.93)%A         ( 8.45)%A
Portfolio Turnover Rate                                                                           107%               19%


                       See notes to financial statements.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Worldwide Growth Fund (Class C)                                                 June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $    8.91         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                   ( 0.04)F          ( 0.10)F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 2.01)           ( 0.99)
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 2.05)           ( 1.09)
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    6.86         $    8.91
                                                                                            =========         =========
Total ReturnD                                                                                  (23.01)%B         (10.90)%B
Net Assets End of Period (in thousands)                                                     $   2,015         $   1,662
Ratio of Expenses to Average Net Assets                                                          2.40%A            2.40%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                4.18%A            9.43%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    ( 1.14)%A         ( 1.43)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 2.92)%A         ( 8.45)%A
Portfolio Turnover Rate                                                                           107%               19%B


                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Worldwide Growth Fund (Class Y)                                                 June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $    8.92         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                0.00F,G              ( 0.03)F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 2.02)           ( 1.05)
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 2.02)           ( 1.08)
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    6.90         $    8.92
                                                                                            =========         =========
Total Return                                                                                   (22.65)%B         (10.80)%B
Net Assets End of Period (in thousands)                                                     $     406         $      99
Ratio of Expenses to Average Net Assets                                                          1.40%A            1.40%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                3.07%A            8.43%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    ( 0.09)%A         ( 0.43)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 1.76)%A         ( 7.45)%A
Portfolio Turnover Rate                                                                           107%               19%B


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                   Enterprise Global Financial Services Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                 (Unaudited)     Year Ended December 31,     For the Period
                                                               Six Months Ended -------------------------       10/1/98
Enterprise Global Financial Services Fund (Class A)             June 30, 2001       2000         1999       through 12/31/98
------------------------------------------------------------- ----------------- -----------  ------------  -----------------
Net Asset Value Beginning of Period                               $   6.62        $ 5.58       $  6.05         $   5.00
                                                                  --------        ------       -------         --------
Net Investment Income (Loss)                                       0.03F           0.05F        0.06F              0.01
Net Realized and Unrealized Gain (Loss) on Investments               (0.12)         1.17         (0.37)            1.04
                                                                  --------        ------       -------         --------
Total from Investment Operations                                     (0.09)         1.22         (0.31)            1.05
                                                                  --------        ------       -------         --------
Dividends from Net Investment Income                                    --          (0.05)       (0.04)              --
Distributions from Capital Gains                                        --          (0.13)       (0.12)              --
                                                                  --------        -------      -------         --------
Total Distributions                                                     --          (0.18)       (0.16)              --
                                                                  --------        -------      -------         --------
Net Asset Value End of Period                                     $   6.53        $ 6.62       $  5.58         $   6.05
                                                                  ========        =======      =======         ========
Total ReturnC                                                        (1.36)%B       21.90%       (5.01)%          21.00%B
Net Assets End of Period (in thousands)                           $ 15,730        $15,674      $ 5,179         $  1,426
Ratio of Expenses to Average Net Assets                               1.75%A         1.75%        1.75%            1.75%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       1.94%A         2.03%        2.92%            6.58%A
Ratio of Net Investment Income (Loss) to Average Net Assets           1.08%A         0.90%        1.00%            0.16%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                            0.89%A         0.62%       (0.17)%          (4.68)%A
Portfolio Turnover Rate                                                  5%            26%          16%               2%


                                                                 (Unaudited)     Year Ended December 31,     For the Period
                                                               Six Months Ended -------------------------       10/1/98
Enterprise Global Financial Services Fund (Class B)             June 30, 2001       2000         1999       through 12/31/98
------------------------------------------------------------- ----------------- -----------  ------------  -----------------
Net Asset Value Beginning of Period                               $   6.57        $ 5.55       $  6.03         $   5.00
                                                                  --------        ------       -------         --------
Net Investment Income (Loss)                                       0.02F           0.02F        0.03F              0.01
Net Realized and Unrealized Gain (Loss) on Investments               (0.12)         1.15         (0.37)            1.02
                                                                  --------        ------       -------         --------
Total from Investment Operations                                     (0.10)         1.17         (0.34)            1.03
                                                                  --------        ------       -------         --------
Dividends from Net Investment Income                                    --          (0.02)       (0.02)              --
Distributions from Capital Gains                                        --          (0.13)       (0.12)              --
                                                                  --------        -------      -------         --------
Total Distributions                                                     --          (0.15)       (0.14)              --
                                                                  --------        -------      -------         --------
Net Asset Value End of Period                                     $   6.47        $ 6.57       $  5.55         $   6.03
                                                                  ========        =======      =======         ========
Total ReturnD                                                        (1.52)%B       21.18%       (5.50)%          20.60%B
Net Assets End of Period (in thousands)                           $ 11,714        $10,252      $ 4,661         $  1,023
Ratio of Expenses to Average Net Assets                               2.30%A         2.30%        2.30%            2.30%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       2.49%A         2.61%        3.49%            7.50%A
Ratio of Net Investment Income (Loss) to Average Net Assets           0.53%A         0.31%        0.44%           (0.49)%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                            0.34%A         0.00%       (0.75)%          (5.69)%A
Portfolio Turnover Rate                                                  5%            26%          16%               2%



                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                 (Unaudited)      Year Ended December 31,     For the Period
                                                               Six Months Ended --------------------------       10/1/98
Enterprise Global Financial Services Fund (Class C)             June 30, 2001       2000          1999       through 12/31/98
------------------------------------------------------------- ----------------- ------------  ------------  -----------------
Net Asset Value Beginning of Period                               $   6.57        $  5.56       $  6.03         $   5.00
                                                                  --------        -------       -------         --------
Net Investment Income (Loss)                                       0.02F           0.02F         0.02F              0.01
Net Realized and Unrealized Gain (Loss) on Investments               (0.12)          1.15         (0.34)            1.02
                                                                  --------        -------       -------         --------
Total from Investment Operations                                     (0.10)          1.17         (0.32)            1.03
                                                                  --------        -------       -------         --------
Dividends from Net Investment Income                                    --          (0.03)        (0.03)              --
Distributions from Capital Gains                                        --          (0.13)        (0.12)              --
                                                                  --------        -------       -------         --------
Total Distributions                                                     --          (0.16)        (0.15)              --
                                                                  --------        -------       -------         --------
Net Asset Value End of Period                                     $   6.47        $  6.57       $  5.56         $   6.03
                                                                  ========        =======       =======         ========
Total ReturnD                                                        (1.52)%B       21.07%        (5.31)%          20.60%B
Net Assets End of Period (in thousands)                           $  2,259        $ 1,903       $   718         $    218
Ratio of Expenses to Average Net Assets                               2.30%A         2.30%         2.30%            2.30%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       2.49%A         2.59%         3.50%            6.42%A
Ratio of Net Investment Income (Loss) to Average Net Assets           0.54%A         0.27%         0.39%           (0.33)%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                            0.35%A        (0.02)%       (0.81)%          (4.45)%A
Portfolio Turnover Rate                                                  5%            26%           16%               2%


                                                                 (Unaudited)     Year Ended December 31,    For the Period
                                                               Six Months Ended ------------------------       10/1/98
Enterprise Global Financial Services Fund (Class Y)             June 30, 2001      2000         1999       through 12/31/98
------------------------------------------------------------- ----------------- ----------  ------------  -----------------
Net Asset Value Beginning of Period                               $   6.64       $ 5.59       $  6.05         $   5.00
                                                                  --------       ------       -------         --------
Net Investment Income (Loss)                                       0.05F          0.08F        0.10F              0.01
Net Realized and Unrealized Gain (Loss) on Investments               (0.12)        1.17         (0.38)            1.04
                                                                  --------       ------       -------         --------
Total from Investment Operations                                     (0.07)        1.25         (0.28)            1.05
                                                                  --------       ------       -------         --------
Dividends from Net Investment Income                                    --         (0.07)       (0.06)              --
Distributions from Capital Gains                                        --         (0.13)       (0.12)              --
                                                                  --------       -------      -------         --------
Total Distributions                                                     --         (0.20)       (0.18)              --
                                                                  --------       -------      -------         --------
Net Asset Value End of Period                                     $   6.57       $ 6.64       $  5.59         $   6.05
                                                                  ========       =======      =======         ========
Total Return                                                         (1.05)%B      22.39%       (4.51)%          21.00%B
Net Assets End of Period (in thousands)                           $  6,733       $ 6,770      $ 5,477         $  5,697
Ratio of Expenses to Average Net Assets                               1.30%A        1.30%        1.30%            1.30%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       1.49%A        1.65%        2.57%            5.09%A
Ratio of Net Investment Income (Loss) to Average Net Assets           1.53%A        1.36%        1.63%            0.61%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                            1.33%A        1.01%        0.36%           (3.18)%A
Portfolio Turnover Rate                                                  5%           26%          16%               2%


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                      Enterprise Global Health Care Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Global Health Care Fund (Class A)                                               June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $   9.32           $  10.00
                                                                                            --------           --------
Net Investment Income (Loss)                                                                   (0.04)F           ( 0.04)F
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.58)            ( 0.64)
                                                                                            --------           --------
Total from Investment Operations                                                               (0.62)            ( 0.68)
                                                                                            --------           --------
Dividends from Net Investment Income                                                              --                 --
Distributions from Capital Gains                                                                  --                 --
                                                                                            --------           --------
Total Distributions                                                                               --                 --
                                                                                            --------           --------
Net Asset Value End of Period                                                               $   8.70           $   9.32
                                                                                            ========           ========
Total ReturnC                                                                                  (6.65)%B          ( 6.80)%B
Net Assets End of Period (in thousands)                                                     $  7,017           $  4,480
Ratio of Expenses to Average Net Assets                                                         1.85%A             1.85%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               2.79%A             8.65%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.05)%A          ( 0.47)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (1.99)%A          ( 7.27)%A
Portfolio Turnover Rate                                                                          292%                34%B


                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Global Health Care Fund (Class B)                                               June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $   9.30           $  10.00
                                                                                            --------           --------
Net Investment Income (Loss)                                                                   (0.07)F           ( 0.07)F
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.58)            ( 0.63)
                                                                                            --------           --------
Total from Investment Operations                                                               (0.65)            ( 0.70)
                                                                                            --------           --------
Dividends from Net Investment Income                                                              --                 --
Distributions from Capital Gains                                                                  --                 --
                                                                                            --------           --------
Total Distributions                                                                               --                 --
                                                                                            --------           --------
Net Asset Value End of Period                                                               $   8.65           $   9.30
                                                                                            ========           ========
Total ReturnD                                                                                  (6.99)%B          ( 7.00)%B
Net Assets End of Period (in thousands)                                                     $  7,554           $  3,662
Ratio of Expenses to Average Net Assets                                                         2.40%A             2.40%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               3.30%A             9.20%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.61)%A          ( 1.02)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (2.51)%A          ( 7.82)%A
Portfolio Turnover Rate                                                                          292%                34%B


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Global Health Care Fund (Class C)                                               June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $   9.30           $  10.00
                                                                                            --------           --------
Net Investment Income (Loss)                                                                   (0.06)F           ( 0.07)F
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.58)            ( 0.63)
                                                                                            --------           --------
Total from Investment Operations                                                               (0.64)            ( 0.70)
                                                                                            --------           --------
Dividends from Net Investment Income                                                              --                 --
Distributions from Capital Gains                                                                  --                 --
                                                                                            --------           --------
Total Distributions                                                                               --                 --
                                                                                            --------           --------
Net Asset Value End of Period                                                               $   8.66           $   9.30
                                                                                            ========           ========
Total ReturnD                                                                                  (6.88)%B          ( 7.00)%B
Net Assets End of Period (in thousands)                                                     $    286           $  1,885
Ratio of Expenses to Average Net Assets                                                         2.40%A             2.40%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               3.33%A             9.20%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.60)%A          ( 1.02)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (2.53)%A          ( 7.82)%A
Portfolio Turnover Rate                                                                          292%                34%B


                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Global Health Care Fund (Class Y)                                               June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $   9.33           $  10.00
                                                                                            --------           --------
Net Investment Income (Loss)                                                                   (0.02)F          0.00F
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.59)            ( 0.67)
                                                                                            --------           --------
Total from Investment Operations                                                               (0.61)            ( 0.67)
                                                                                            --------           --------
Dividends from Net Investment Income                                                              --                 --
Distributions from Capital Gains                                                                  --                 --
                                                                                            --------           --------
Total Distributions                                                                               --                 --
                                                                                            --------           --------
Net Asset Value End of Period                                                               $   8.72           $   9.33
                                                                                            ========           ========
Total Return                                                                                   (6.54)%B          ( 6.70)%B
Net Assets End of Period (in thousands)                                                     $  3,101           $    281
Ratio of Expenses to Average Net Assets                                                         1.40%A             1.40%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               2.35%A             8.20%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (0.58)%A          ( 0.03)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (1.53)%A          ( 6.83)%A
Portfolio Turnover Rate                                                                          292%                34%B


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                  Enterprise Global Socially Responsive Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       9/29/00
Enterprise Global Socially Responsive Fund (Class A)                                       June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $   9.75          $   10.00
                                                                                            --------          ---------
Net Investment Income (Loss)                                                                 0.01F              0.08F
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.28)            ( 0.33)
                                                                                            --------          ---------
Total from Investment Operations                                                               (0.27)            ( 0.25)
                                                                                            --------          ---------
Dividends from Net Investment Income                                                              --                 --
Distributions from Capital Gains                                                                  --                 --
                                                                                            --------          ---------
Total Distributions                                                                               --                 --
                                                                                            --------          ---------
Net Asset Value End of Period                                                               $   9.48          $    9.75
                                                                                            ========          =========
Total ReturnC                                                                                  (2.77)%B          ( 2.50)%B
Net Assets End of Period (in thousands)                                                     $  1,650          $   1,103
Ratio of Expenses to Average Net Assets                                                         1.75%A             1.75%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               4.26%A            13.03%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                     0.27%A             0.88%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (2.24)%A          (10.40)%A
Portfolio Turnover Rate                                                                           27%                16%B


                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       9/29/00
Enterprise Global Socially Responsive Fund (Class B)                                       June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $   9.74          $   10.00
                                                                                            --------          ---------
Net Investment Income (Loss)                                                                   (0.01)F          0.03F
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.27)            ( 0.29)
                                                                                            --------          ---------
Total from Investment Operations                                                               (0.28)            ( 0.26)
                                                                                            --------          ---------
Dividends from Net Investment Income                                                              --                 --
Distributions from Capital Gains                                                                  --                 --
                                                                                            --------          ---------
Total Distributions                                                                               --                 --
                                                                                            --------          ---------
Net Asset Value End of Period                                                               $   9.46          $    9.74
                                                                                            ========          =========
Total ReturnD                                                                                  (2.87)%B          ( 2.60)%B
Net Assets End of Period (in thousands)                                                     $    955          $     588
Ratio of Expenses to Average Net Assets                                                         2.30%A             2.30%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               4.80%A            13.58%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (0.29)%A            0.33%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (2.78)%A          (10.95)%A
Portfolio Turnover Rate                                                                           27%                16%B


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       9/29/00
Enterprise Global Socially Responsive Fund (Class C)                                       June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $   9.74          $   10.00
                                                                                            --------          ---------
Net Investment Income (Loss)                                                                   (0.01)F          0.04F
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.29)            ( 0.30)
                                                                                            --------          ---------
Total from Investment Operations                                                               (0.30)            ( 0.26)
                                                                                            --------          ---------
Dividends from Net Investment Income                                                              --                 --
Distributions from Capital Gains                                                                  --                 --
                                                                                            --------          ---------
Total Distributions                                                                               --                 --
                                                                                            --------          ---------
Net Asset Value End of Period                                                               $   9.44          $    9.74
                                                                                            ========          =========
Total ReturnD                                                                                  (3.08)%B          ( 2.60)%B
Net Assets End of Period (in thousands)                                                     $    393          $     361
Ratio of Expenses to Average Net Assets                                                         2.30%A             2.30%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               4.83%A            13.58%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (0.29)%A            0.45%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (2.82)%A          (10.83)%A
Portfolio Turnover Rate                                                                           27%                16%B


                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       9/29/00
Enterprise Global Socially Responsive Fund (Class Y)                                       June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $   9.76           $  10.00
                                                                                            --------           --------
Net Investment Income (Loss)                                                                 0.03F              0.12F
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.28)            ( 0.36)
                                                                                            --------           --------
Total from Investment Operations                                                               (0.25)            ( 0.24)
                                                                                            --------           --------
Dividends from Net Investment Income                                                              --                 --
Distributions from Capital Gains                                                                  --                 --
                                                                                            --------           --------
Total Distributions                                                                               --                 --
                                                                                            --------           --------
Net Asset Value End of Period                                                               $   9.51           $   9.76
                                                                                            ========           ========
Total Return                                                                                   (2.56)%B          ( 2.40)%B
Net Assets End of Period (in thousands)                                                     $    103           $     98
Ratio of Expenses to Average Net Assets                                                         1.30%A             1.30%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               3.84%A            12.58%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                     0.70%A             1.59%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (1.84)%A          ( 9.70)%A
Portfolio Turnover Rate                                                                           27%                16%B



                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                    Enterprise International Internet Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       6/30/00
Enterprise International Internet Fund (Class A)                                           June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $    5.85         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                   ( 0.03)F          ( 0.13)F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 1.78)           ( 4.02)
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 1.81)           ( 4.15)
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    4.04         $    5.85
                                                                                            =========         =========
Total ReturnC                                                                                  (30.94)%B         (41.50)%B
Net Assets End of Period (in thousands)                                                     $   6,409         $  10,093
Ratio of Expenses to Average Net Assets                                                          1.90%A            1.90%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                2.51%A            2.28%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    ( 1.44)%A         ( 1.51)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 2.04)%A         ( 1.88)%A
Portfolio Turnover Rate                                                                            98%              105%B


                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       6/30/00
Enterprise International Internet Fund (Class B)                                           June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $    5.82         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                   ( 0.05)F          ( 0.18)F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 1.76)           ( 4.00)
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 1.81)           ( 4.18)
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    4.01         $    5.82
                                                                                            =========         =========
Total ReturnD                                                                                  (31.10)%B         (41.80)%B
Net Assets End of Period (in thousands)                                                     $   4,587         $   7,011
Ratio of Expenses to Average Net Assets                                                          2.45%A            2.45%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                3.06%A            2.82%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    ( 1.99)%A         ( 2.06)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 2.60)%A         ( 2.42)%A
Portfolio Turnover Rate                                                                            98%              105%B


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       6/30/00
Enterprise International Internet Fund (Class C)                                           June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $    5.82         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                   ( 0.05)F          ( 0.18)F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 1.76)           ( 4.00)
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 1.81)           ( 4.18)
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    4.01         $    5.82
                                                                                            =========         =========
Total ReturnD                                                                                  (31.10)%B         (41.80)%B
Net Assets End of Period (in thousands)                                                     $   1,348         $   2,308
Ratio of Expenses to Average Net Assets                                                          2.45%A            2.45%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                3.05%A            2.82%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    ( 1.99)%A         ( 2.06)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 2.59)%A         ( 2.42)%A
Portfolio Turnover Rate                                                                            98%              105%B


                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       6/30/00
Enterprise International Internet Fund (Class Y)                                           June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $    5.87         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                   ( 0.02)F          ( 0.09)F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 1.78)           ( 4.04)
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 1.80)           ( 4.13)
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    4.07         $    5.87
                                                                                            =========         =========
Total Return                                                                                   (30.66)%B         (41.30)%B
Net Assets End of Period (in thousands)                                                     $     242         $     367
Ratio of Expenses to Average Net Assets                                                          1.45%A            1.45%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                2.06%A            1.89%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                    ( 0.99)%A         ( 0.97)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 1.60)%A         ( 1.41)%A
Portfolio Turnover Rate                                                                            98%              105%B


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                           Enterprise Internet Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                            (Unaudited)                          For the Period
                                                                         Six Months Ended       Year Ended           7/1/99
Enterprise Internet Fund (Class A)                                         June 30, 2001    December 31, 2000   through 12/31/99
----------------------------------------------------------------------- ------------------ ------------------- -----------------
Net Asset Value Beginning of Period                                         $   15.47           $  31.72          $   10.00
                                                                            ---------           --------          ---------
Net Investment Income (Loss)                                                   ( 0.08)F           ( 0.47)F           ( 0.12)F
Net Realized and Unrealized Gain (Loss) on Investments                         ( 1.88)            (15.68)             22.19
                                                                            ---------           --------          ---------
Total from Investment Operations                                               ( 1.96)            (16.15)             22.07
                                                                            ---------           --------          ---------
Dividends from Net Investment Income                                               --                 --                 --
Distributions from Capital Gains                                                   --             ( 0.10)            ( 0.35)
                                                                            ---------           --------          ---------
Total Distributions                                                                --             ( 0.10)            ( 0.35)
                                                                            ---------           --------          ---------
Net Asset Value End of Period                                               $   13.51           $  15.47          $   31.72
                                                                            =========           ========          =========
Total ReturnC                                                                  (12.67)%B          (51.10)%           220.79%B
Net Assets End of Period (in thousands)                                     $  79,001           $ 90,800          $ 119,283
Ratio of Expenses to Average Net Assets                                          1.90%A             1.86%              1.90%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                2.07%A             1.86%              2.04%A
Ratio of Net Investment Income (Loss) to Average Net Assets                    ( 1.11)%A          ( 1.64)%           ( 1.28)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                                ( 1.27)%A          ( 1.64)%           ( 1.42)%A
Portfolio Turnover Rate                                                           216%               256%                31%


                                                                            (Unaudited)                          For the Period
                                                                         Six Months Ended       Year Ended           7/1/99
Enterprise Internet Fund (Class B)                                         June 30, 2001    December 31, 2000   through 12/31/99
----------------------------------------------------------------------- ------------------ ------------------- -----------------
Net Asset Value Beginning of Period                                         $   15.36           $  31.65          $   10.00
                                                                            ---------           --------          ---------
Net Investment Income (Loss)                                                   ( 0.11)F           ( 0.62)F           ( 0.18)F
Net Realized and Unrealized Gain (Loss) on Investments                         ( 1.86)            (15.57)             22.18
                                                                            ---------           --------          ---------
Total from Investment Operations                                               ( 1.97)            (16.19)             22.00
                                                                            ---------           --------          ---------
Dividends from Net Investment Income                                               --                 --                 --
Distributions from Capital Gains                                                   --             ( 0.10)            ( 0.35)
                                                                            ---------           --------          ---------
Total Distributions                                                                --             ( 0.10)            ( 0.35)
                                                                            ---------           --------          ---------
Net Asset Value End of Period                                               $   13.39           $  15.36          $   31.65
                                                                            =========           ========          =========
Total ReturnD                                                                  (12.83)%B          (51.34)%           220.09%B
Net Assets End of Period (in thousands)                                     $  83,816           $ 98,049          $ 107,176
Ratio of Expenses to Average Net Assets                                          2.45%A             2.41%              2.45%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                2.62%A             2.41%              2.56%A
Ratio of Net Investment Income (Loss) to Average Net Assets                    ( 1.65)%A          ( 2.20)%           ( 1.85)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                                ( 1.82)%A          ( 2.20)%           ( 1.96)%A
Portfolio Turnover Rate                                                           216%               256%                31%


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                            (Unaudited)                          For the Period
                                                                         Six Months Ended       Year Ended           7/1/99
Enterprise Internet Fund (Class C)                                         June 30, 2001    December 31, 2000   through 12/31/99
----------------------------------------------------------------------- ------------------ ------------------- -----------------
Net Asset Value Beginning of Period                                         $   15.35           $  31.65          $   10.00
                                                                            ---------           --------          ---------
Net Investment Income (Loss)                                                   ( 0.11)F           ( 0.63)F           ( 0.17)F
Net Realized and Unrealized Gain (Loss) on Investments                         ( 1.86)            (15.57)             22.17
                                                                            ---------           --------          ---------
Total from Investment Operations                                               ( 1.97)            (16.20)             22.00
                                                                            ---------           --------          ---------
Dividends from Net Investment Income                                               --                 --                 --
Distributions from Capital Gains                                                   --             ( 0.10)            ( 0.35)
                                                                            ---------           --------          ---------
Total Distributions                                                                --             ( 0.10)            ( 0.35)
                                                                            ---------           --------          ---------
Net Asset Value End of Period                                               $   13.38           $  15.35          $   31.65
                                                                            =========           ========          =========
Total ReturnD                                                                  (12.83)%B          (51.37)%           220.09%B
Net Assets End of Period (in thousands)                                     $  24,458           $ 31,162          $  35,448
Ratio of Expenses to Average Net Assets                                          2.45%A             2.41%              2.45%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                2.62%A             2.41%              2.57%A
Ratio of Net Investment Income (Loss) to Average Net Assets                    ( 1.65)%A          ( 2.20)%           ( 1.84)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                                ( 1.82)%A          ( 2.20)%           ( 1.96)%A
Portfolio Turnover Rate                                                           216%               256%                31%


                                                                            (Unaudited)                          For the Period
                                                                         Six Months Ended       Year Ended           7/1/99
Enterprise Internet Fund (Class Y)                                         June 30, 2001    December 31, 2000   through 12/31/99
----------------------------------------------------------------------- ------------------ ------------------- -----------------
Net Asset Value Beginning of Period                                         $   15.60           $  31.82          $   10.00
                                                                            ---------           --------          ---------
Net Investment Income (Loss)                                                   ( 0.04)F           ( 0.34)F           ( 0.06)F
Net Realized and Unrealized Gain (Loss) on Investments                         ( 1.90)            (15.78)             22.23
                                                                            ---------           --------          ---------
Total from Investment Operations                                               ( 1.94)            (16.12)             22.17
                                                                            ---------           --------          ---------
Dividends from Net Investment Income                                               --                 --                 --
Distributions from Capital Gains                                                   --             ( 0.10)            ( 0.35)
                                                                            ---------           --------          ---------
Total Distributions                                                                --             ( 0.10)            ( 0.35)
                                                                            ---------           --------          ---------
Net Asset Value End of Period                                               $   13.66           $  15.60          $   31.82
                                                                            =========           ========          =========
Total Return                                                                   (12.44)%B          (50.84)%           221.79%B
Net Assets End of Period (in thousands)                                     $     607           $    605          $   1,381
Ratio of Expenses to Average Net Assets                                          1.45%A             1.39%              1.45%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                1.62%A             1.39%              1.79%A
Ratio of Net Investment Income (Loss) to Average Net Assets                    ( 0.66)%A          ( 1.16)%           ( 0.68)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                                ( 0.83)%A          ( 1.16)%           ( 1.02)%A
Portfolio Turnover Rate                                                           216%               256%                31%


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                    Enterprise Mergers & Acquisitions Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                           (Unaudited)
                                                                                          For the Period
                                                                                             02/28/01
Enterprise Mergers and Acquisitions Fund (Class A)                                       through 06/30/01
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                         $  10.00
                                                                                            --------
Net Investment Income (Loss)                                                                 0.01F
Net Realized and Unrealized Gain (Loss) on Investments                                          0.29
                                                                                            --------
Total from Investment Operations                                                                0.30
                                                                                            --------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                            --------
Total Distributions                                                                               --
                                                                                            --------
Net Asset Value End of Period                                                               $  10.30
                                                                                            ========
Total ReturnC                                                                                   3.00%B
Net Assets End of Period (in thousands)                                                     $ 11,001
Ratio of Expenses to Average Net Assets                                                         1.90%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               3.05%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                     0.28%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         ( 0.82)%A
Portfolio Turnover Rate                                                                           62%


                                                                                           (Unaudited)
                                                                                          For the Period
                                                                                             02/28/01
Enterprise Mergers and Acquisitions Fund (Class B)                                       through 06/30/01
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                         $  10.00
                                                                                            --------
Net Investment Income (Loss)                                                                  ( 0.01)F
Net Realized and Unrealized Gain (Loss) on Investments                                          0.29
                                                                                            --------
Total from Investment Operations                                                                0.28
                                                                                            --------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                            --------
Total Distributions                                                                               --
                                                                                            --------
Net Asset Value End of Period                                                               $  10.28
                                                                                            ========
Total ReturnD                                                                                   2.80%B
Net Assets End of Period (in thousands)                                                     $ 11,561
Ratio of Expenses to Average Net Assets                                                         2.45%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               3.59%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                   ( 0.27)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         ( 1.36)%A
Portfolio Turnover Rate                                                                           62%


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                           (Unaudited)
                                                                                          For the Period
                                                                                             02/28/01
Enterprise Mergers and Acquisitions Fund (Class C)                                       through 06/30/01
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                         $  10.00
                                                                                            --------
Net Investment Income (Loss)                                                                  ( 0.01)F
Net Realized and Unrealized Gain (Loss) on Investments                                          0.28
                                                                                            --------
Total from Investment Operations                                                                0.27
                                                                                            --------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                            --------
Total Distributions                                                                               --
                                                                                            --------
Net Asset Value End of Period                                                               $  10.27
                                                                                            ========
Total ReturnD                                                                                   2.70%B
Net Assets End of Period (in thousands)                                                     $  4,980
Ratio of Expenses to Average Net Assets                                                         2.45%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               3.59%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                   ( 0.27)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         ( 1.36)%A
Portfolio Turnover Rate                                                                           62%


                                                                                           (Unaudited)
                                                                                          For the Period
                                                                                             02/28/01
Enterprise Mergers and Acquisitions Fund (Class Y)                                       through 06/30/01
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                         $  10.00
                                                                                            --------
Net Investment Income (Loss)                                                                 0.03F
Net Realized and Unrealized Gain (Loss) on Investments                                          0.28
                                                                                            --------
Total from Investment Operations                                                                0.31
                                                                                            --------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                            --------
Total Distributions                                                                               --
                                                                                            --------
Net Asset Value End of Period                                                               $  10.31
                                                                                            ========
Total Return                                                                                    3.10%B
Net Assets End of Period (in thousands)                                                     $    445
Ratio of Expenses to Average Net Assets                                                         1.45%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               2.60%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                     0.73%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         ( 0.37)%A
Portfolio Turnover Rate                                                                           62%


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                           Enterprise Balanced Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                        (Unaudited)                          For the Period
                                                                     Six Months Ended       Year Ended           7/1/99
Enterprise Balanced Fund (Class A)                                     June 30, 2001    December 31, 2000   through 12/31/99
------------------------------------------------------------------- ------------------ ------------------- -----------------
Net Asset Value Beginning of Period                                     $   5.19             $  5.35           $   5.00
                                                                        --------             -------           --------
Net Investment Income (Loss)                                             0.04F               0.08F              0.03F
Net Realized and Unrealized Gain (Loss) on Investments                     (0.40)              (0.12)              0.34
                                                                        --------             -------           --------
Total from Investment Operations                                           (0.36)              (0.04)              0.37
                                                                        --------             -------           --------
Dividends from Net Investment Income                                          --               (0.07)             (0.02)
Distributions from Capital Gains                                              --               (0.05)                --
                                                                        --------             -------           --------
Total Distributions                                                           --               (0.12)             (0.02)
                                                                        --------             -------           --------
Net Asset Value End of Period                                           $   4.83             $  5.19           $   5.35
                                                                        ========             =======           ========
Total ReturnC                                                              (6.94)%B            (0.65)%             7.53%B
Net Assets End of Period (in thousands)                                 $  7,760             $ 7,455           $  4,946
Ratio of Expenses to Average Net Assets                                     1.40%A              1.40%              1.40%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           1.94%A              2.31%              4.79%A
Ratio of Net Investment Income (Loss) to Average Net Assets                 1.60%A              1.64%              1.33%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                  1.07%A              0.73%             (2.05)%A
Portfolio Turnover Rate                                                       23%                 54%                20%


                                                                        (Unaudited)                          For the Period
                                                                     Six Months Ended       Year Ended           7/1/99
Enterprise Balanced Fund (Class B)                                     June 30, 2001    December 31, 2000   through 12/31/99
------------------------------------------------------------------- ------------------ ------------------- -----------------
Net Asset Value Beginning of Period                                     $   5.18             $  5.35           $   5.00
                                                                        --------             -------           --------
Net Investment Income (Loss)                                             0.03F               0.06F              0.02F
Net Realized and Unrealized Gain (Loss) on Investments                     (0.40)              (0.13)              0.35
                                                                        --------             -------           --------
Total from Investment Operations                                           (0.37)              (0.07)              0.37
                                                                        --------             -------           --------
Dividends from Net Investment Income                                          --               (0.05)             (0.02)
Distributions from Capital Gains                                              --               (0.05)                --
                                                                        --------             -------           --------
Total Distributions                                                           --               (0.10)             (0.02)
                                                                        --------             -------           --------
Net Asset Value End of Period                                           $   4.81             $  5.18           $   5.35
                                                                        ========             =======           ========
Total ReturnD                                                              (7.14)%B            (1.34)%             7.36%B
Net Assets End of Period (in thousands)                                 $  7,476             $ 6,378           $  4,409
Ratio of Expenses to Average Net Assets                                     1.95%A              1.95%              1.95%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           2.49%A              2.86%              4.87%A
Ratio of Net Investment Income (Loss) to Average Net Assets                 1.05%A              1.08%              0.79%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                  0.51%A              0.17%             (2.12)%A
Portfolio Turnover Rate                                                       23%                 54%                20%


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

                              FINANCIAL HIGHLIGHTS
   ----------------------------------------------------------------------------


   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                        (Unaudited)                          For the Period
                                                                     Six Months Ended       Year Ended           7/1/99
Enterprise Balanced Fund (Class C)                                     June 30, 2001    December 31, 2000   through 12/31/99
------------------------------------------------------------------- ------------------ ------------------- -----------------
Net Asset Value Beginning of Period                                     $   5.18             $  5.35           $   5.00
                                                                        --------             -------           --------
Net Investment Income (Loss)                                             0.03F               0.06F              0.02F
Net Realized and Unrealized Gain (Loss) on Investments                     (0.40)              (0.12)              0.34
                                                                        --------             -------           --------
Total from Investment Operations                                           (0.37)              (0.06)              0.36
                                                                        --------             -------           --------
Dividends from Net Investment Income                                          --               (0.06)             (0.01)
Distributions from Capital Gains                                              --               (0.05)                --
                                                                        --------             -------           --------
Total Distributions                                                           --               (0.11)             (0.01)
                                                                        --------             -------           --------
Net Asset Value End of Period                                           $   4.81             $  5.18           $   5.35
                                                                        ========             =======           ========
Total ReturnD                                                              (7.14)%B            (1.18)%             7.32%B
Net Assets End of Period (in thousands)                                 $  2,120             $ 1,848           $    701
Ratio of Expenses to Average Net Assets                                     1.95%A              1.95%              1.95%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           2.49%A              2.82%              5.33%A
Ratio of Net Investment Income (Loss) to Average Net Assets                 1.05%A              1.10%              0.78%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                  0.51%A              0.23%             (2.60)%A
Portfolio Turnover Rate                                                       23%                 54%                20%


                                                                        (Unaudited)                          For the Period
                                                                     Six Months Ended       Year Ended           7/1/99
Enterprise Balanced Fund (Class Y)                                     June 30, 2001    December 31, 2000   through 12/31/99
------------------------------------------------------------------- ------------------ ------------------- -----------------
Net Asset Value Beginning of Period                                     $   5.20             $  5.36           $   5.00
                                                                        --------             -------           --------
Net Investment Income (Loss)                                             0.05F               0.11F              0.05F
Net Realized and Unrealized Gain (Loss) on Investments                     (0.40)              (0.12)              0.34
                                                                        --------             -------           --------
Total from Investment Operations                                           (0.35)              (0.01)              0.39
                                                                        --------             -------           --------
Dividends from Net Investment Income                                          --               (0.10)             (0.03)
Distributions from Capital Gains                                              --               (0.05)                --
                                                                        --------             -------           --------
Total Distributions                                                           --               (0.15)             (0.03)
                                                                        --------             -------           --------
Net Asset Value End of Period                                           $   4.85             $  5.20           $   5.36
                                                                        ========             =======           ========
Total Return                                                               (6.73)%B            (0.25)%             7.91%B
Net Assets End of Period (in thousands)                                 $     97             $   106           $    109
Ratio of Expenses to Average Net Assets                                     0.95%A              0.95%              0.95%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           1.48%A              1.89%              6.06%A
Ratio of Net Investment Income (Loss) to Average Net Assets                 2.05%A              2.06%              1.74%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                  1.52%A              1.12%             (3.36)%A
Portfolio Turnover Rate                                                       23%                 54%                20%


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                    Enterprise Convertible Securities Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Convertible Securities Fund (Class A)                                           June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $   10.08         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                 0.04F              0.06F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 1.23)             0.02
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 1.19)             0.08
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    8.89         $   10.08
                                                                                            =========         =========
Total ReturnC                                                                                  (11.81)%B           0.80%B
Net Assets End of Period (in thousands)                                                     $   3,648         $   1,536
Ratio of Expenses to Average Net Assets                                                          1.60%A            1.60%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                2.40%A           12.71%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                      0.97%A            0.96%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)            0.16%A          (10.15)%A
Portfolio Turnover Rate                                                                           120%                9%B


                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Convertible Securities Fund (Class B)                                           June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $   10.07         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                 0.02F              0.03F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 1.23)             0.04
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 1.21)             0.07
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    8.86         $   10.07
                                                                                            =========         =========
Total ReturnD                                                                                  (12.02)%B           0.70%B
Net Assets End of Period (in thousands)                                                     $   4,659         $   2,371
Ratio of Expenses to Average Net Assets                                                          2.15%A            2.15%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                3.00%A           13.26%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                      0.39%A            0.50%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 0.46)%A         (10.61)%A
Portfolio Turnover Rate                                                                           120%                9%B


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Convertible Securities Fund (Class C)                                           June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $   10.07         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                 0.02F              0.02F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 1.24)             0.05
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 1.22)             0.07
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    8.85         $   10.07
                                                                                            =========         =========
Total ReturnD                                                                                  (12.12)%B           0.70%B
Net Assets End of Period (in thousands)                                                     $   2,159         $   1,093
Ratio of Expenses to Average Net Assets                                                          2.15%A            2.15%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                3.00%A           13.26%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                      0.39%A            0.29%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          ( 0.46)%A         (10.82)%A
Portfolio Turnover Rate                                                                           120%                9%B


                                                                                            (Unaudited)      For the Period
                                                                                         Six Months Ended       10/31/00
Enterprise Convertible Securities Fund (Class Y)                                           June 30, 2001    through 12/31/00
--------------------------------------------------------------------------------------- ------------------ -----------------
Net Asset Value Beginning of Period                                                         $   10.09         $   10.00
                                                                                            ---------         ---------
Net Investment Income (Loss)                                                                 0.06F              0.08F
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 1.23)             0.01
                                                                                            ---------         ---------
Total from Investment Operations                                                               ( 1.17)             0.09
                                                                                            ---------         ---------
Dividends from Net Investment Income                                                               --                --
Distributions from Capital Gains                                                                   --                --
                                                                                            ---------         ---------
Total Distributions                                                                                --                --
                                                                                            ---------         ---------
Net Asset Value End of Period                                                               $    8.92         $   10.09
                                                                                            =========         =========
Total Return                                                                                   (11.60)%B           0.90%B
Net Assets End of Period (in thousands)                                                     $     127         $     114
Ratio of Expenses to Average Net Assets                                                          1.15%A            1.15%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                2.01%A           12.26%A
Ratio of Net Investment Income (Loss) to Average Net Assets                                      1.36%A            1.05%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)            0.50%A          (10.06)%A
Portfolio Turnover Rate                                                                           120%                9%B


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                            Enterprise Managed Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                   (Unaudited)
                                                 Six Months Ended
Enterprise Managed Fund (Class A)                 June 30, 2001
----------------------------------------------- -----------------
Net Asset Value Beginning of Period                $    8.03
                                                   ---------
Net Investment Income (Loss)                        0.00F,G
Net Realized and Unrealized Gain (Loss) on
 Investments                                           (0.46)
                                                   ---------
Total from Investment Operations                       (0.46)
                                                   ---------
Dividends from Net Investment Income                      --
Distributions from Capital Gains                          --
                                                   ---------
Total Distributions                                       --
                                                   ---------
Net Asset Value End of Period                      $    7.57
                                                   =========
Total ReturnC                                          (5.73)%B
Net Assets End of Period (in thousands)            $  94,313
Ratio of Expenses to Average Net Assets                 1.50%A
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                              1.57%A
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                    (0.12)%A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Reimbursement)          (0.19)%A
Portfolio Turnover Rate                                   82%



                                                                    Year Ended December 31,
                                                ----------------------------------------------------------------
Enterprise Managed Fund (Class A)                   2000         1999         1998         1997         1996
----------------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Asset Value Beginning of Period               $  9.06      $  9.26      $  9.25      $  7.97      $  6.70
                                                  -------      -------      -------      -------      -------
Net Investment Income (Loss)                       0.06F        0.06F          0.06         0.04         0.06
Net Realized and Unrealized Gain (Loss) on
 Investments                                         (0.03)       0.61         0.58         1.64         1.41
                                                  --------     -------      -------      -------      -------
Total from Investment Operations                     0.03         0.67         0.64         1.68         1.47
                                                  --------     -------      -------      -------      -------
Dividends from Net Investment Income                 (0.07)       (0.06)       (0.05)       (0.04)       (0.06)
Distributions from Capital Gains                     (0.99)       (0.81)       (0.58)       (0.36)       (0.14)
                                                  --------     --------     --------     --------     --------
Total Distributions                                  (1.06)       (0.87)       (0.63)       (0.40)       (0.20)
                                                  --------     --------     --------     --------     --------
Net Asset Value End of Period                     $  8.03      $  9.06      $  9.26      $  9.25      $  7.97
                                                  ========     ========     ========     ========     ========
Total ReturnC                                         0.46%        7.40%        7.05%       21.05%       22.08%
Net Assets End of Period (in thousands)           $104,057     $144,519     $175,084     $156,608     $101,022
Ratio of Expenses to Average Net Assets               1.51%        1.48%        1.50%        1.49%        1.57%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                            1.52%        1.48%        1.50%        1.49%        1.57%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                   0.77%        0.60%        0.57%        0.47%        1.12%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Reimbursement)         0.77%        0.60%        0.57%        0.47%        1.12%
Portfolio Turnover Rate                                 22%          95%          43%          28%          33%


                                                   (Unaudited)                        Year Ended December 31,
                                                 Six Months Ended ---------------------------------------------------------------
Enterprise Managed Fund (Class B)                 June 30, 2001       2000         1999         1998          1997        1996
----------------------------------------------- ----------------- ------------ ------------ ------------ ------------- ----------
Net Asset Value Beginning of Period                 $   7.93        $  8.96      $  9.17      $  9.19       $  7.93     $ 6.68
                                                    --------        -------      -------      -------       -------     -------
Net Investment Income (Loss)                           (0.03)F       0.02F     0.00F, G        0.00G          (0.01)      0.02
Net Realized and Unrealized Gain (Loss) on
 Investments                                           (0.44)         (0.04)       0.61          0.57          1.63       1.41
                                                    --------        -------    ---------      -------       -------     -------
Total from Investment Operations                       (0.47)         (0.02)       0.61          0.57          1.62       1.43
                                                    --------        -------    ---------      -------       -------     -------
Dividends from Net Investment Income                      --          (0.02)       (0.01)        (0.01)          --       (0.04)
Distributions from Capital Gains                          --          (0.99)       (0.81)        (0.58)       (0.36)      (0.14)
                                                    --------        -------    ---------      --------      -------     -------
Total Distributions                                       --          (1.01)       (0.82)        (0.59)       (0.36)      (0.18)
                                                    --------        -------    ---------      --------      -------     -------
Net Asset Value End of Period                       $   7.46        $  7.93     $  8.96       $  9.17       $  9.19     $ 7.93
                                                    ========        =======    =========      ========      =======     =======
Total ReturnD                                          (5.93)%B       (0.12)%       6.75%         6.31%       20.45%      21.50%
Net Assets End of Period (in thousands)             $103,241        $111,848    $149,098      $161,552      $110,213    $57,037
Ratio of Expenses to Average Net Assets                 2.05%A         2.06%        2.03%         2.05%        2.04%       2.13%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                              2.12%A         2.07%        2.03%         2.05%        2.04%       2.13%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                    (0.67)%A        0.23%        0.04%         0.02%       (0.09)%      0.52%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Reimbursement)          (0.74)%A        0.22%        0.04%         0.02%       (0.09)%      0.52%
Portfolio Turnover Rate                                   82%            22%          95%           43%          28%         33%



                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                   Year Ended December 31,
                                                             (Unaudited)    -------------------------------------
                                                          Six Months Ended
Enterprise Managed Fund (Class C)                           June 30, 2001       2000         1999         1998
-------------------------------------------------------- ------------------ ------------ ------------ -----------
Net Asset Value Beginning of Period                          $    7.93        $   8.96   $ 9.09         $ 9.21
                                                             ---------        --------   ------         ------
Net Investment Income (Loss)                                     (0.03)F       0.02F     0.00F, G         (0.01)
Net Realized and Unrealized Gain (Loss) on Investments           (0.44)          (0.04)   0.68            0.49
                                                             ---------        --------   ------         -------
Total from Investment Operations                                 (0.47)          (0.02)   0.68            0.48
                                                             ---------        --------   ------         -------
Dividends from Net Investment Income                                --           (0.02)      --           (0.02)
Distributions from Capital Gains                                    --           (0.99)   (0.81)          (0.58)
                                                             ---------        --------   ------         -------
Total Distributions                                                 --           (1.01)   (0.81)          (0.60)
                                                             ---------        --------   ------         -------
Net Asset Value End of Period                                $    7.46        $   7.93   $ 8.96         $ 9.09
                                                             =========        ========   ======         =======
Total ReturnD                                                    (5.93)%B        (0.15)%   7.64%           5.36%
Net Assets End of Period (in thousands)                      $   6,618        $  7,382   $9,957         $11,654
Ratio of Expenses to Average Net Assets                           2.05%A          2.06%    2.03%           2.05%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                   2.12%A          2.07%    2.03%           2.05%
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                          (0.67)%A         0.23%    0.05%           0.02%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)                                (0.74)%A         0.22%    0.05%           0.02%
Portfolio Turnover Rate                                             82%             22%      95%             43%



                                                           For the Period
                                                               5/1/97
Enterprise Managed Fund (Class C)                         through 12/31/97
-------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                         $    8.24
                                                            ---------
Net Investment Income (Loss)                                       --
Net Realized and Unrealized Gain (Loss) on Investments           1.38
                                                            ---------
Total from Investment Operations                                 1.38
                                                            ---------
Dividends from Net Investment Income                            (0.05)
Distributions from Capital Gains                                (0.36)
                                                            ---------
Total Distributions                                             (0.41)
                                                            ---------
Net Asset Value End of Period                               $    9.21
                                                            =========
Total ReturnD                                                   16.74%B
Net Assets End of Period (in thousands)                     $   3,614
Ratio of Expenses to Average Net Assets                          2.06%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                  2.06%A
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                         (0.18)%A
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)                               (0.18)%A
Portfolio Turnover Rate                                            28%A


                                                       (Unaudited)                     Year Ended December 31,
                                                     Six Months Ended ----------------------------------------------------------
Enterprise Managed Fund (Class Y)                     June 30, 2001       2000        1999        1998        1997       1996
--------------------------------------------------- ----------------- ----------- ----------- ----------- ----------- ----------
Net Asset Value Beginning of Period                     $   8.01        $ 9.05      $ 9.25      $ 9.27      $ 7.98     $ 6.70
                                                        --------        ------      ------      ------      ------     -------
Net Investment Income (Loss)                             0.01F           0.10F       0.10F        0.10        0.08       0.09
Net Realized and Unrealized Gain (Loss) on
 Investments                                               (0.45)         (0.04)      0.62        0.55        1.64       1.42
                                                        --------        -------     ------      ------      ------     -------
Total from Investment Operations                           (0.44)         0.06        0.72        0.65        1.72       1.51
                                                        --------        -------     ------      ------      ------     -------
Dividends from Net Investment Income                          --          (0.11)      (0.11)      (0.09)      (0.07)     (0.09)
Distributions from Capital Gains                              --          (0.99)      (0.81)      (0.58)      (0.36)     (0.14)
                                                        --------        -------     -------     -------     -------    -------
Total Distributions                                           --          (1.10)      (0.92)      (0.67)      (0.43)     (0.23)
                                                        --------        -------     -------     -------     -------    -------
Net Asset Value End of Period                           $   7.57        $ 8.01      $ 9.05      $ 9.25      $ 9.27     $ 7.98
                                                        ========        =======     =======     =======     =======    =======
Total Return                                               (5.49)%B        0.83%       7.94%       7.20%      21.60%     22.63%
Net Assets End of Period (in thousands)                 $ 48,912        $54,761     $81,090     $89,084     $80,879    $57,794
Ratio of Expenses to Average Net Assets                     1.05%A         1.06%       1.03%       1.05%       1.04%      1.12%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                             1.12%A         1.07%       1.03%       1.05%       1.04%      1.12%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                 0.33%A         1.23%       1.04%       1.01%       0.92%      1.57%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                       0.26%A         1.22%       1.04%       1.01%       0.92%      1.57%
Portfolio Turnover Rate                                       82%            22%         95%         43%         28%        33%



                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                     Enterprise Government Securities Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                     (Unaudited)    -----------------------------------------------------------
Enterprise Government Securities Fund              Six Months Ended
(Class A)                                           June 30, 2001       2000        1999        1998        1997        1996
------------------------------------------------- ----------------- ----------- ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                    $ 12.11        $ 11.57     $ 12.15     $ 12.03     $ 11.80     $ 11.83
                                                       -------        -------     -------     -------     -------     -------
Net Investment Income (Loss)                           0.34F           0.65F       0.65F        0.68        0.73        0.74
Net Realized and Unrealized Gain (Loss) on
 Investments                                              0.06          0.54       ( 0.58)      0.12        0.23       ( 0.03)
                                                       -------        -------     -------     -------     -------     -------
Total from Investment Operations                          0.40          1.19        0.07        0.80        0.96        0.71
                                                       -------        -------     -------     -------     -------     -------
Dividends from Net Investment Income                    ( 0.33)        ( 0.65)     ( 0.65)     ( 0.68)     ( 0.73)     ( 0.74)
Distributions from Capital Gains                            --             --          --          --          --          --
                                                       -------        -------     -------     -------     -------     -------
Total Distributions                                     ( 0.33)        ( 0.65)     ( 0.65)     ( 0.68)     ( 0.73)     ( 0.74)
                                                       -------        -------     -------     -------     -------     -------
Net Asset Value End of Period                          $ 12.18        $ 12.11     $ 11.57     $ 12.15     $ 12.03     $ 11.80
                                                       =======        =======     =======     =======     =======     =======
Total ReturnC                                             3.31%B        10.69%       0.58%       6.82%       8.39%       6.29%
Net Assets End of Period (in thousands)                $90,195        $80,994     $73,706     $71,609     $68,639     $73,693
Ratio of Expenses to Average Net Assets                   1.30%A         1.30%       1.30%       1.30%       1.30%       1.30%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                1.36%A         1.36%       1.39%       1.38%       1.46%       1.42%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               5.53%A         5.58%       5.46%       5.61%       6.16%       6.35%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                     5.46%A         5.53%       5.37%       5.53%       6.00%       6.23%
Portfolio Turnover Rate                                      6%             7%         11%          8%         10%          0%


                                                                                      Year Ended December 31,
                                                     (Unaudited)    -----------------------------------------------------------
Enterprise Government Securities Fund              Six Months Ended
(Class B)                                           June 30, 2001       2000        1999        1998        1997        1996
------------------------------------------------- ----------------- ----------- ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                    $ 12.11        $ 11.57     $ 12.14     $ 12.02     $ 11.79    $ 11.83
                                                       -------        -------     -------     -------     -------    -------
Net Investment Income (Loss)                           0.30F           0.59F       0.58F        0.61        0.66        0.68
Net Realized and Unrealized Gain (Loss) on
 Investments                                              0.05          0.54       ( 0.57)      0.12        0.23       ( 0.04)
                                                       -------        -------     -------     -------     -------    --------
Total from Investment Operations                          0.35          1.13        0.01        0.73        0.89        0.64
                                                       -------        -------     -------     -------     -------    --------
Dividends from Net Investment Income                    ( 0.29)        ( 0.59)     ( 0.58)     ( 0.61)     ( 0.66)     ( 0.68)
Distributions from Capital Gains                            --             --          --          --          --          --
                                                       -------        -------     -------     -------     -------    --------
Total Distributions                                     ( 0.29)        ( 0.59)     ( 0.58)     ( 0.61)     ( 0.66)     ( 0.68)
                                                       -------        -------     -------     -------     -------    --------
Net Asset Value End of Period                          $ 12.17        $ 12.11     $ 11.57     $ 12.14     $ 12.02    $ 11.79
                                                       =======        =======     =======     =======     =======    ========
Total ReturnD                                             2.94%B        10.09%       0.12%       6.24%       7.81%       5.61%
Net Assets End of Period (in thousands)                $52,289        $41,344     $36,876     $27,134     $12,285    $  5,683
Ratio of Expenses to Average Net Assets                   1.85%A         1.85%       1.85%       1.85%       1.85%       1.85%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                1.92%A         1.91%       1.95%       1.93%       2.01%       1.96%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               4.97%A         5.06%       4.92%       5.00%       5.55%       5.79%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                     4.91%A         4.99%       4.82%       4.91%       5.39%       5.68%
Portfolio Turnover Rate                                      6%             7%         11%          8%         10%          0%



                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                             (Unaudited)          Year Ended December 31,         For the Period
                                                          Six Months Ended  -----------------------------------       5/1/97
Enterprise Government Securities Fund (Class C)             June 30, 2001       2000        1999        1998     through 12/31/97
-------------------------------------------------------- ------------------ ----------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                           $ 12.11        $ 11.57     $ 12.14     $ 12.03         $ 11.63
                                                              -------        -------     -------     -------         -------
Net Investment Income (Loss)                                   0.30F           0.59F       0.58F        0.62            0.46
Net Realized and Unrealized Gain (Loss) on Investments           0.06           0.54       ( 0.57)      0.11            0.40
                                                              -------        -------     --------    -------         -------
Total from Investment Operations                                 0.36           1.13        0.01        0.73            0.86
                                                              -------        -------     --------    -------         -------
Dividends from Net Investment Income                           ( 0.29)         ( 0.59)     ( 0.58)     ( 0.62)        ( 0.46)
Distributions from Capital Gains                                   --              --          --          --             --
                                                              -------        --------    --------    --------        -------
Total Distributions                                            ( 0.29)         ( 0.59)     ( 0.58)     ( 0.62)        ( 0.46)
                                                              -------        --------    --------    --------        -------
Net Asset Value End of Period                                 $ 12.18        $ 12.11     $ 11.57     $ 12.14         $ 12.03
                                                              =======        ========    ========    ========        =======
Total ReturnD                                                    3.03%B         10.08%       0.12%       6.15%          7.49%B
Net Assets End of Period (in thousands)                       $12,742        $  8,692    $  5,516    $  3,089        $   498
Ratio of Expenses to Average Net Assets                          1.85%A          1.85%       1.85%       1.85%          1.85%A
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                       1.92%A          1.90%       1.95%       1.94%          2.03%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                      4.97%A          5.02%       4.92%       4.97%          5.39%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                            4.90%A          4.97%       4.82%       4.88%          5.21%A
Portfolio Turnover Rate                                             6%              7%         11%          8%            10%A


                                                             (Unaudited)          Year Ended December 31,         For the Period
                                                          Six Months Ended  -----------------------------------      7/17/97
Enterprise Government Securities Fund (Class Y)             June 30, 2001       2000        1999        1998     through 12/31/97
-------------------------------------------------------- ------------------ ----------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                           $ 12.11        $ 11.56     $ 12.14     $ 12.02         $ 11.87
                                                              -------        -------     -------     -------         -------
Net Investment Income (Loss)                                   0.36F           0.71F       0.70F        0.74            0.35
Net Realized and Unrealized Gain (Loss) on Investments           0.06           0.55       ( 0.58)      0.12            0.15
                                                              -------        -------     --------    -------         -------
Total from Investment Operations                                 0.42           1.26        0.12        0.86            0.50
                                                              -------        -------     --------    -------         -------
Dividends from Net Investment Income                           ( 0.36)         ( 0.71)     ( 0.70)     ( 0.74)        ( 0.35)
Distributions from Capital Gains                                   --              --          --          --             --
                                                              -------        --------    --------    --------        -------
Total Distributions                                            ( 0.36)         ( 0.71)     ( 0.70)     ( 0.74)        ( 0.35)
                                                              -------        --------    --------    --------        -------
Net Asset Value End of Period                                 $ 12.17        $ 12.11     $ 11.56     $ 12.14         $ 12.02
                                                              =======        ========    ========    ========        =======
Total Return                                                     3.46%B         11.28%       1.04%       7.30%          4.02%B
Net Assets End of Period (in thousands)                       $ 7,533        $  7,171    $  6,212    $  7,281        $ 7,569
Ratio of Expenses to Average Net Assets                          0.85%A          0.85%       0.85%       0.85%          0.85%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                  0.92%A          0.91%       0.94%       0.93%          1.02%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                      6.01%A          6.06%       5.92%       6.06%          6.40%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                            5.95%A          6.00%       5.83%       5.98%          6.23%A
Portfolio Turnover Rate                                             6%              7%         11%          8%            10%A



                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                        Enterprise High-Yield Bond Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                       (Unaudited)                      Year Ended December 31,
                                                     Six Months Ended -----------------------------------------------------------
Enterprise High-Yield Bond Fund (Class A)             June 30, 2001       2000        1999        1998        1997        1996
--------------------------------------------------- ----------------- ----------- ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                      $  9.74        $ 10.99     $ 11.53     $ 12.35     $ 11.84     $ 11.39
                                                         -------        -------     -------     -------     -------     -------
Net Investment Income (Loss)                             0.42F          0.94F        0.94F        0.94        0.99        0.94
Net Realized and Unrealized Gain (Loss) on
 Investments                                               (0.07)        ( 1.25)     ( 0.53)     ( 0.66)      0.51        0.45
                                                         -------        -------     -------     -------     -------     -------
Total from Investment Operations                            0.35         ( 0.31)      0.41        0.28        1.50        1.39
                                                         -------        -------     -------     -------     -------     -------
Dividends from Net Investment Income                       (0.42)        ( 0.94)     ( 0.94)     ( 0.94)     ( 0.99)     ( 0.94)
Distributions from Capital Gains                              --             --      ( 0.01)     ( 0.16)         --          --
                                                         -------        -------     -------     -------     -------     -------
Total Distributions                                        (0.42)        ( 0.94)     ( 0.95)     ( 1.10)     ( 0.99)     ( 0.94)
                                                         -------        -------     -------     -------     -------     -------
Net Asset Value End of Period                            $  9.67        $  9.74     $ 10.99     $ 11.53     $ 12.35     $ 11.84
                                                         =======        =======     =======     =======     =======     =======
Total ReturnC                                               3.54%B       ( 2.96)%      3.64%       2.29%      13.18%      12.78%
Net Assets End of Period (in thousands)                  $59,121        $54,612     $64,038     $72,637     $66,422     $54,129
Ratio of Expenses to Average Net Assets                     1.30%A         1.30%       1.30%       1.30%       1.30%       1.30%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                             1.45%A         1.42%       1.41%       1.44%       1.47%       1.50%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                 8.49%A         9.01%       8.30%       7.72%       8.20%       8.21%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                       8.34%A         8.90%       8.18%       7.58%       8.03%       8.01%
Portfolio Turnover Rate                                       43%            61%         84%        114%        175%        180%


                                                       (Unaudited)                      Year Ended December 31,
                                                     Six Months Ended -----------------------------------------------------------
Enterprise High-Yield Bond Fund (Class B)             June 30, 2001       2000        1999        1998        1997        1996
--------------------------------------------------- ----------------- ----------- ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                      $  9.74        $ 10.99     $ 11.52     $ 12.35     $ 11.84    $ 11.39
                                                         -------        -------     -------     -------     -------    -------
Net Investment Income (Loss)                             0.39F          0.88F        0.88F        0.87        0.77        0.88
Net Realized and Unrealized Gain (Loss) on
 Investments                                               (0.07)        ( 1.25)     ( 0.52)     ( 0.67)      0.51        0.45
                                                         -------        -------     -------     -------     -------    -------
Total from Investment Operations                            0.32         ( 0.37)      0.36        0.20        1.28        1.33
                                                         -------        -------     -------     -------     -------    -------
Dividends from Net Investment Income                       (0.39)        ( 0.88)     ( 0.88)     ( 0.87)     ( 0.77)     ( 0.88)
Distributions from Capital Gains                              --             --      ( 0.01)     ( 0.16)         --          --
                                                         -------        -------     -------     -------     -------    --------
Total Distributions                                        (0.39)        ( 0.88)     ( 0.89)     ( 1.03)     ( 0.77)     ( 0.88)
                                                         -------        -------     -------     -------     -------    --------
Net Asset Value End of Period                            $  9.67        $  9.74     $ 10.99     $ 11.52     $ 12.35    $ 11.84
                                                         =======        =======     =======     =======     =======    ========
Total ReturnD                                               3.26%B       ( 3.49)%      3.18%       1.64%      12.59%      12.16%
Net Assets End of Period (in thousands)                  $40,822        $32,631     $36,673     $35,495     $19,898    $  7,892
Ratio of Expenses to Average Net Assets                     1.85%A         1.85%       1.85%       1.85%       1.85%       1.85%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                             2.00%A         1.97%       1.96%       1.99%       2.02%       2.05%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                 7.92%A         8.47%       7.75%       7.20%       7.51%       7.74%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                       7.77%A         8.35%       7.64%       7.06%       7.35%       7.55%
Portfolio Turnover Rate                                       43%            61%         84%        114%        175%        180%



                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                             (Unaudited)          Year Ended December 31,         For the Period
                                                          Six Months Ended  -----------------------------------       5/1/97
Enterprise High-Yield Bond Fund (Class C)                   June 30, 2001       2000        1999        1998     through 12/31/97
-------------------------------------------------------- ------------------ ----------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                           $  9.74         $ 10.99    $ 11.53     $ 12.35         $ 11.71
                                                              -------         -------    -------     -------         -------
Net Investment Income (Loss)                                   0.39F          0.88F        0.88F        0.87            0.61
Net Realized and Unrealized Gain (Loss) on Investments          (0.07)         ( 1.25)     ( 0.53)     ( 0.66)          0.64
                                                              -------         -------    --------    --------        -------
Total from Investment Operations                                 0.32          ( 0.37)      0.35        0.21            1.25
                                                              -------         -------    --------    --------        -------
Dividends from Net Investment Income                            (0.39)         ( 0.88)     ( 0.88)     ( 0.87)        ( 0.61)
Distributions from Capital Gains                                   --              --      ( 0.01)     ( 0.16)            --
                                                              -------         -------    --------    --------        -------
Total Distributions                                             (0.39)         ( 0.88)     ( 0.89)     ( 1.03)        ( 0.61)
                                                              -------         -------    --------    --------        -------
Net Asset Value End of Period                                 $  9.67         $  9.74    $ 10.99     $ 11.53         $ 12.35
                                                              =======         =======    ========    ========        =======
Total ReturnD                                                    3.26%B        ( 3.49)%      3.09%       1.72%         10.87%B
Net Assets End of Period (in thousands)                       $ 8,882         $ 7,035    $  6,841    $  5,392        $ 1,463
Ratio of Expenses to Average Net Assets                          1.85%A          1.85%       1.85%       1.85%          1.85%A
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                       1.99%A          1.96%       1.96%       1.99%          2.01%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                      7.89%A          8.47%       7.73%       7.27%          6.84%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                            7.75%A          8.36%       7.62%       7.13%          6.68%A
Portfolio Turnover Rate                                            43%             61%         84%        114%           175%A


                                                             (Unaudited)          Year Ended December 31,         For the Period
                                                          Six Months Ended  -----------------------------------      7/25/97
Enterprise High-Yield Bond Fund (Class Y)                   June 30, 2001       2000        1999        1998     through 12/31/97
-------------------------------------------------------- ------------------ ----------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                           $  9.74         $ 10.99    $ 11.51     $ 12.35         $ 12.17
                                                              -------         -------    -------     -------         -------
Net Investment Income (Loss)                                   0.45F          0.99F        0.99F        0.99            0.67
Net Realized and Unrealized Gain (Loss) on Investments          (0.06)         ( 1.25)     ( 0.51)     ( 0.68)          0.18
                                                              -------         -------    --------    --------        -------
Total from Investment Operations                                 0.39          ( 0.26)      0.48        0.31            0.85
                                                              -------         -------    --------    --------        -------
Dividends from Net Investment Income                            (0.45)         ( 0.99)     ( 0.99)     ( 0.99)        ( 0.67)
Distributions from Capital Gains                                   --              --      ( 0.01)     ( 0.16)            --
                                                              -------         -------    --------    --------        -------
Total Distributions                                             (0.45)         ( 0.99)     ( 1.00)     ( 1.15)        ( 0.67)
                                                              -------         -------    --------    --------        -------
Net Asset Value End of Period                                 $  9.68         $  9.74    $ 10.99     $ 11.51         $ 12.35
                                                              =======         =======    ========    ========        =======
Total Return                                                     3.88%B        ( 2.52)%      4.30%       2.49%          5.24%B
Net Assets End of Period (in thousands)                       $ 2,494         $   808    $  1,179    $  2,032        $   809
Ratio of Expenses to Average Net Assets                          0.85%A          0.85%       0.85%       0.85%          0.85%A
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                       1.00%A          0.97%       0.96%       1.00%          1.02%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                      8.97%A          9.48%       8.73%       8.30%          8.26%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                            8.82%A          9.36%       8.62%       8.16%          8.09%A
Portfolio Turnover Rate                                            43%             61%         84%        114%           175%A



                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                       Enterprise Tax-Exempt Income Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                       (Unaudited)    -----------------------------------------------------------
Enterprise Tax-Exempt Income Fund                    Six Months Ended
(Class A)                                             June 30, 2001       2000        1999        1998        1997        1996
--------------------------------------------------- ----------------- ----------- ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                      $ 13.60        $ 12.82     $ 13.84     $ 13.95     $ 13.83     $ 13.99
                                                         -------        -------     -------     -------     -------     -------
Net Investment Income (Loss)                             0.27F           0.55F      0.54F         0.60        0.63        0.64
Net Realized and Unrealized Gain (Loss) on
 Investments                                              ( 0.05)         0.78       ( 0.92)      0.20        0.31       ( 0.16)
                                                         -------        -------     -------     -------     -------     -------
Total from Investment Operations                            0.22          1.33       ( 0.38)      0.80        0.94        0.48
                                                         -------        -------     -------     -------     -------     -------
Dividends from Net Investment Income                      ( 0.27)        ( 0.55)     ( 0.54)     ( 0.60)     ( 0.63)     ( 0.64)
Distributions from Capital Gains                              --             --      ( 0.10)     ( 0.31)     ( 0.19)         --
                                                         -------        -------     -------     -------     -------     -------
Total Distributions                                       ( 0.27)        ( 0.55)     ( 0.64)     ( 0.91)     ( 0.82)     ( 0.64)
                                                         -------        -------     -------     -------     -------     -------
Net Asset Value End of Period                            $ 13.55        $ 13.60     $ 12.82     $ 13.84     $ 13.95     $ 13.83
                                                         =======        =======     =======     =======     =======     =======
Total ReturnC                                               1.61%B        10.65%     ( 2.76)%      5.92%       6.96%       3.53%
Net Assets End of Period (in thousands)                  $20,519        $22,240     $21,703     $23,710     $23,695     $28,478
Ratio of Expenses to Average Net Assets                     1.10%A         1.10%       1.10%       1.10%       1.22%       1.25%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement and Custody Credits)                         1.36%A         1.36%       1.44%       1.40%       1.60%       1.41%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                 3.95%A         4.23%       4.05%       4.30%       4.50%       4.64%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                       3.69%A         3.97%       3.71%       4.00%       4.12%       4.48%
Portfolio Turnover Rate                                       26%            41%        110%        100%          1%          1%


                                                                                      Year Ended December 31,
                                                     (Unaudited)    -----------------------------------------------------------
Enterprise Tax-Exempt Income Fund                  Six Months Ended
(Class B)                                           June 30, 2001       2000        1999        1998        1997        1996
------------------------------------------------- ----------------- ----------- ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                    $ 13.60       $ 12.82      $ 13.84    $ 13.95     $ 13.83     $ 13.99
                                                       -------       -------      -------    -------     -------     -------
Net Investment Income (Loss)                           0.23F           0.48F      0.47F         0.53        0.55        0.56
Net Realized and Unrealized Gain (Loss) on
 Investments                                            ( 0.05)         0.78       ( 0.92)      0.20        0.31       ( 0.16)
                                                       -------       -------      -------    -------     -------     --------
Total from Investment Operations                          0.18          1.26       ( 0.45)      0.73        0.86        0.40
                                                       -------       -------      -------    -------     -------     --------
Dividends from Net Investment Income                    ( 0.23)        ( 0.48)     ( 0.47)     ( 0.53)     ( 0.55)     ( 0.56)
Distributions from Capital Gains                            --             --      ( 0.10)     ( 0.31)     ( 0.19)         --
                                                       -------       --------     -------    --------    --------    --------
Total Distributions                                     ( 0.23)        ( 0.48)     ( 0.57)     ( 0.84)     ( 0.74)     ( 0.56)
                                                       -------       --------     -------    --------    --------    --------
Net Asset Value End of Period                          $ 13.55       $ 13.60      $ 12.82    $ 13.84     $ 13.95     $ 13.83
                                                       =======       ========     =======    ========    ========    ========
Total ReturnD                                             1.33%B        10.05%     ( 3.29)%      5.33%       6.36%       2.96%
Net Assets End of Period (in thousands)                $ 6,639       $  6,650     $ 5,640    $  4,451    $  2,883    $  2,037
Ratio of Expenses to Average Net Assets                   1.65%A         1.65%       1.65%       1.65%       1.76%       1.80%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement and
 Custody Credits)                                         1.91%A         1.91%       1.99%       1.96%       2.16%       1.96%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               3.39%A         3.68%       3.51%       3.71%       3.94%       4.07%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                     3.13%A         3.42%       3.16%       3.41%       3.54%       3.92%
Portfolio Turnover Rate                                     26%            41%        110%        100%          1%          1%


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                             (Unaudited)          Year Ended December 31,         For the Period
                                                          Six Months Ended  -----------------------------------       5/1/97
Enterprise Tax-Exempt Income Fund (Class C)                 June 30, 2001       2000        1999        1998     through 12/31/97
-------------------------------------------------------- ------------------ ----------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                           $ 13.60        $ 12.82      $ 13.84    $ 13.95         $ 13.68
                                                              -------        -------      -------    -------         -------
Net Investment Income (Loss)                                   0.23F           0.48F      0.47F         0.53            0.36
Net Realized and Unrealized Gain (Loss) on Investments         ( 0.05)          0.78       ( 0.92)      0.20            0.46
                                                              -------        -------      -------    -------         -------
Total from Investment Operations                                 0.18           1.26       ( 0.45)      0.73            0.82
                                                              -------        -------      -------    -------         -------
Dividends from Net Investment Income                           ( 0.23)         ( 0.48)     ( 0.47)     ( 0.53)        ( 0.36)
Distributions from Capital Gains                                   --              --      ( 0.10)     ( 0.31)        ( 0.19)
                                                              -------        --------     -------    --------        -------
Total Distributions                                            ( 0.23)         ( 0.48)     ( 0.57)     ( 0.84)        ( 0.55)
                                                              -------        --------     -------    --------        -------
Net Asset Value End of Period                                 $ 13.55        $ 13.60      $ 12.82    $ 13.84         $ 13.95
                                                              =======        ========     =======    ========        =======
Total ReturnD                                                    1.33%B          9.96%     ( 3.23)%      5.34%          6.14%B
Net Assets End of Period (in thousands)                       $ 1,547        $  1,577     $ 1,706    $    777        $   184
Ratio of Expenses to Average Net Assets                          1.65%A          1.65%       1.65%       1.65%          1.67%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement and Custody Credits)                              1.91%A          1.91%       1.97%       1.93%          2.34%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                      3.40%A          3.68%       3.54%       3.71%          3.99%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                            3.14%A          3.42%       3.22%       3.43%          3.32%A
Portfolio Turnover Rate                                            26%             41%        110%        100%             1%A


                                                                  (Unaudited)     Year Ended December 31,     For the Period
                                                               Six Months Ended   ------------------------       11/17/98
Enterprise Tax-Exempt Income Fund (Class Y)                      June 30, 2001        2000         1999      through 12/31/98
------------------------------------------------------------- ------------------  -----------  -----------  -----------------
Net Asset Value Beginning of Period                                $ 13.60         $ 12.82       $ 13.84         $ 14.12
                                                                   -------         -------       -------         -------
Net Investment Income (Loss)                                        0.30F            0.61F       0.61F              0.07
Net Realized and Unrealized Gain (Loss) on Investments              ( 0.05)           0.78        ( 0.92)           0.03
                                                                   -------         -------       -------         -------
Total from Investment Operations                                      0.25            1.39        ( 0.31)           0.10
                                                                   -------         -------       -------         -------
Dividends from Net Investment Income                                ( 0.30)          ( 0.61)      ( 0.61)         ( 0.07)
Distributions from Capital Gains                                        --               --       ( 0.10)         ( 0.31)
                                                                   -------         --------      -------         -------
Total Distributions                                                 ( 0.30)          ( 0.61)      ( 0.71)         ( 0.38)
                                                                   -------         --------      -------         -------
Net Asset Value End of Period                                      $ 13.55         $ 13.60       $ 12.82         $ 13.84
                                                                   =======         ========      =======         =======
Total Return                                                          1.84%B          11.15%      ( 2.32)%          0.75%B
Net Assets End of Period (in thousands)                            $    78         $     49      $    61         $    65
Ratio of Expenses to Average Net Assets                               0.65%A           0.65%        0.65%           0.65%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement and Custody Credits)                                   0.91%A           0.91%        0.99%           0.95%A
Ratio of Net Investment Income (Loss) to Average Net Assets           4.42%A           4.68%        4.51%           4.75%A
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                            4.15%A           4.42%        4.18%           4.45%A
Portfolio Turnover Rate                                                 26%              41%         110%            100%A

                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                         Enterprise Money Market Fund
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                             (Unaudited)                      For the Year Ended December 31,
                                           Six Months Ended  -----------------------------------------------------------------
Enterprise Money Market Fund (Class A)      June 30, 2001        2000          1999          1998          1997        1996
----------------------------------------- -----------------  ------------  ------------  ------------  -----------  ----------
Net Asset Value Beginning of Period            $  1.00         $  1.00       $  1.00       $  1.00       $ 1.00      $ 1.00
                                               -------         -------       -------       -------       ------      -------
Net Investment Income (Loss)                   0.02F            0.06F         0.05F           0.05         0.05        0.04
                                               -------         -------       -------       -------       ------      -------
Total from Investment Operations                  0.02            0.06          0.05          0.05         0.05        0.04
                                               -------         -------       -------       -------       ------      -------
Dividends from Net Investment Income             (0.02)           (0.06)        (0.05)        (0.05)       (0.05)      (0.04)
                                               -------         --------      --------      --------      -------     -------
Total Distributions                              (0.02)           (0.06)        (0.05)        (0.05)       (0.05)      (0.04)
                                               -------         --------      --------      --------      -------     -------
Net Asset Value End of Period                  $  1.00         $  1.00       $  1.00       $  1.00       $ 1.00      $ 1.00
                                               =======         ========      ========      ========      =======     =======
Total Return                                      2.39%B           6.05%         4.80%         5.04%        4.69%       4.51%
Net Assets End of Period (in thousands)        $260,143        $272,225      $204,403      $140,490      $68,466     $59,074
Ratio of Expenses to Average Net Assets           0.57%A           0.56%         0.59%         0.64%        1.00%       1.00%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                        0.57%A           0.56%         0.59%         0.64%        1.24%       1.18%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                               4.75%A           5.91%         4.74%         4.91%        4.59%       4.42%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                   4.75%A           5.91%         4.74%         4.91%        4.35%       4.24%


                                             (Unaudited)                           Year Ended December 31,
                                           Six Months Ended   -----------------------------------------------------------------
Enterprise Money Market Fund (Class B)      June 30, 2001         2000          1999          1998         1997         1996
----------------------------------------- -----------------   -----------   -----------   -----------   ----------   ----------
Net Asset Value Beginning of Period            $  1.00          $ 1.00        $ 1.00        $ 1.00       $ 1.00       $ 1.00
                                               -------          ------        ------        ------       ------       ------
Net Investment Income (Loss)                   0.02F             0.06F         0.05F          0.05         0.04         0.04
                                               -------          ------        ------        ------       ------       ------
Total from Investment Operations                  0.02            0.06          0.05          0.05         0.04         0.04
                                               -------          ------        ------        ------       ------       ------
Dividends from Net Investment Income             (0.02)           (0.06)        (0.05)        (0.05)       (0.04)       (0.04)
                                               -------          -------       -------       -------      -------      -------
Total Distributions                              (0.02)           (0.06)        (0.05)        (0.05)       (0.04)       (0.04)
                                               -------          -------       -------       -------      -------      -------
Net Asset Value End of Period                  $  1.00          $ 1.00        $ 1.00        $ 1.00       $ 1.00       $ 1.00
                                               =======          =======       =======       =======      =======      =======
Total ReturnD                                     2.39%B           6.05%         4.80%         5.04%        4.11%        3.94%
Net Assets End of Period (in thousands)        $34,251          $28,096       $32,863       $10,147      $ 5,980      $ 1,344
Ratio of Expenses to Average Net Assets           0.57%A           0.56%         0.60%         0.64%        1.55%        1.55%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                        0.57%A           0.56%         0.60%         0.64%        1.79%        1.73%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                               4.75%A           5.91%         4.86%         4.91%        4.09%        3.85%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                   4.75%A           5.91%         4.86%         4.91%        3.85%        3.68%


                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

   ----------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                      (Unaudited)          Year Ended December 31,          For the Period
                                                   Six Months Ended   ----------------------------------        5/1/97
Enterprise Money Market Fund (Class C)               June 30, 2001       2000        1999        1998      through 12/31/97
------------------------------------------------- ------------------  ----------  ----------  ----------  -----------------
Net Asset Value Beginning of Period                    $  1.00         $ 1.00      $ 1.00      $ 1.00          $  1.00
                                                       -------         ------      ------      ------          -------
Net Investment Income (Loss)                            0.02F           0.06F       0.05F        0.05             0.02
                                                       -------         ------      ------      ------          -------
Total from Investment Operations                          0.02           0.06        0.05        0.05             0.02
                                                       -------         ------      ------      ------          -------
Dividends from Net Investment Income                     (0.02)          (0.06)      (0.05)      (0.05)          (0.02)
                                                       -------         -------     -------     -------         -------
Total Distributions                                      (0.02)          (0.06)      (0.05)      (0.05)          (0.02)
                                                       -------         -------     -------     -------         -------
Net Asset Value End of Period                          $  1.00         $ 1.00      $ 1.00      $ 1.00          $  1.00
                                                       =======         =======     =======     =======         =======
Total ReturnD                                             2.39%B          6.05%       4.80%       5.04%           2.86%B
Net Assets End of Period (in thousands)                $ 8,275         $ 8,709     $ 7,296     $ 4,680         $ 1,021
Ratio of Expenses to Average Net Assets                   0.57%A          0.56%       0.59%       0.63%           1.55%A
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                0.57%A          0.56%       0.59%       0.63%           1.85%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               4.75%A          5.91%       4.76%       4.90%           4.15%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                     4.75%A          5.91%       4.76%       4.90%           3.85%A


                                                        (Unaudited)          Year Ended December 31,          For the Period
                                                     Six Months Ended   ----------------------------------       7/17/97
Enterprise Money Market Fund (Class Y)                 June 30, 2001       2000        1999        1998      through 12/31/97
--------------------------------------------------- ------------------  ----------  ----------  ----------  -----------------
Net Asset Value Beginning of Period                      $  1.00         $ 1.00      $ 1.00      $ 1.00          $  1.00
                                                         -------         ------      ------      ------          -------
Net Investment Income (Loss)                              0.02F           0.06F       0.05F        0.05             0.02
                                                         -------         ------      ------      ------          -------
Total from Investment Operations                            0.02           0.06        0.05        0.05             0.02
                                                         -------         ------      ------      ------          -------
Dividends from Net Investment Income                       (0.02)          (0.06)      (0.05)      (0.05)          (0.02)
                                                         -------         -------     -------     -------         -------
Total Distributions                                        (0.02)          (0.06)      (0.05)      (0.05)          (0.02)
                                                         -------         -------     -------     -------         -------
Net Asset Value End of Period                            $  1.00         $ 1.00      $ 1.00      $ 1.00          $  1.00
                                                         =======         =======     =======     =======         =======
Total Return                                                2.39%B          6.05%       4.80%       5.04%           2.31%B
Net Assets End of Period (in thousands)                  $ 3,452         $ 2,666     $ 3,477     $ 3,413         $ 2,700
Ratio of Expenses to Average Net Assets                     0.57%A          0.56%       0.59%       0.65%           0.70%A
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                             0.57%A          0.56%       0.59%       0.65%           0.95%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                 4.75%A          5.91%       4.72%       4.92%           4.96%A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                       4.75%A          5.91%       4.72%       4.92%           4.71%A

A Annualized.
B Not annualized.
C Total return does not include one time sales charge.
D Total return does not include contingent deferred sales charge.
E Ratio includes expenses paid indirectly.
F Based on average monthly shares outstanding for the period.
G Less than $0.01 per share.

                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                         Notes to Financial Statements
                           June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------


1. Organization


The Enterprise Group of Funds, Inc. ("EGF") is registered under The Investment Company Act of 1940 as an open-end management investment company and consists of the Mid-Cap Growth, Multi-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Deep Value, Equity, Equity Income, Growth, Growth and Income, Large-Cap, Emerging Countries, International Core Growth, International Growth, Worldwide Growth, Global Financial Services, Global Health Care, Global Socially Responsive, International Internet, Internet, Mergers and Acquisitions, Balanced, Convertible Securities, Managed, Government Securities, High-Yield Bond, Tax-Exempt Income and Money Market Funds.


EGF offers Class A, B, C and Y shares. Shares of each class represent an identical interest in the investments of their respective funds and generally have the same rights, but are offered with different sales charge and distribution fee arrangements. Class A shares (except for the Money Market
Fund) are subject to a maximum sales charge of 4.75 percent. Class B shares are subject to a maximum contingent sales charge of 5 percent, which declines to zero after six years and which is based on the lesser of net asset value at the time of purchase or redemption. Class B shares automatically convert to Class A shares of the same fund eight years after purchase. Class C shares are subject to a maximum contingent sales charge of 1 percent, which declines to zero after one year and which is based on the lesser of net asset value at the time of purchase or redemption. Class Y shares are not subject to any sales charges.


2. Significant Accounting Policies


Valuation of Investments -- Except with respect to the Money Market Fund, investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over- the-counter National Market System are generally valued each business day at the last reported sale price on the exchange on which the security is primarily traded. In certain instances fair values will be assigned when ECM believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Directors. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.


Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Securities held by the Money Market Fund are valued on an amortized cost basis. Under the amortized cost method, a security is valued at its cost and any discount or premium is amortized to par over the period until maturity without taking into account the impact of fluctuating interest rates on the market value of the security unless the aggregate deviation from net asset value as calculated by using available market quotations exceeds 1/2 of 1 percent.


Special Valuation Risks -- Foreign denominated assets held by a fund may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of economic instability.


As part of its investment program, the Government Securities Fund invests in collateralized mortgage obligations ("CMOs"). Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Government Securities Fund invests, the investment may be subject to a greater valuation risk due to prepayment than other types of mortgage-related securities.


The high-yield securities in which the High-Yield Bond Fund may invest may be considered speculative in regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower rated securities in


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                           June 30, 2001 (Unaudited)

   ----------------------------------------------------------------------------


which the High-Yield Bond Fund may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.


Repurchase Agreements -- Each fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a fund would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the fund to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the fund's holding period. Under each repurchase agreement, the fund receives, as collateral, U.S. Government or U.S. Government Agency securities whose market value is at least equal to the repurchase price.


Written Options -- When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain. If the premium is less than the amount paid for the closing purchase transaction, a realized loss is recorded. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. The risk associated with writing call options is that the fund may forego the opportunity for a profit if the market value of the underlying security increases and the option is exercised.


Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


As part of their investment program, the Funds may enter into futures contracts (up to their prospectus defined limitations) to hedge against anticipated future price and interest rate changes. Risks of entering into future contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the fund attempts to enter into a closing position, (3) the risk that the fund will lose an amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the fund depends on the ability of the Fund Manager to predict movements in stock, bond, and currency prices as well as interest rates. There were no open futures contracts at June 30, 2001.


Foreign Currency Translation -- Securities, other assets and liabilities of the Emerging Countries, International Core Growth, International Growth, Worldwide Growth, Global Financial Services, Global Health Care, Global Socially Responsive and International Internet Funds whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a major bank on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the expense is incurred; and exchange gains and losses are realized upon ultimate receipt or disbursement. These funds do not isolate that portion of their realized and unrealized gains on investments from changes in foreign exchange rates from fluctuations arising from changes in the market prices of the investments.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                           June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

Forward Foreign Currency Contracts -- As part of each fund's investment program, the International Growth, Global Financial Services, Global Socially Responsive and International Internet Funds may utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The funds will enter into forward contracts only for hedging purposes. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.


Security Transactions and Investment Income -- Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income received and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.


In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and was effective for fiscal years beginning after December 15, 2000. The revised Guide requires amortization of premiums and discounts on all fixed-income securities, and classification of paydown gains and losses (formerly included in realized gain/(loss)), as part of interest income. EGF had already recognized amortization for both premium and discount on all fixed-income securities, before adoption of the Audit and Accounting Guide, thus there was no financial statement impact related thereto.



However, EGF has reclassified certain amounts between interest income and realized gain/(loss) in the Statements of Operations due to the adoption of the paydown gain and loss revision. The impact of the adoption of this revision is not material to the financial statements. The Government Securities Fund reclassified paydown gains and losses of $0.01 per share (0.06% of net assets) to interest income in its Statements of Operations for the six months ended June 30, 2001.


Expenses -- Generally, each fund and class bears expenses incurred specifically on its behalf as well as a portion of the common expenses of EGF. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.


Federal Income Taxes -- No provision for Federal income or excise taxes is required, because ECM intends to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders.


Use of Estimates in Preparation of Financial Statements -- Preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Dividends and Distributions -- Distributions of capital gains, if any, from each of the funds, other than the Money Market Fund, are made at least annually. Dividends from net investment income, if any, for all funds, other than the Fixed Income Funds, are declared and paid at least annually. Dividends from net investment income for the Government Securities, High-Yield Bond and Tax-Exempt Income Funds are declared daily and paid monthly. Dividends from net investment income and any net realized capital gains for the Money Market Fund are declared daily and reinvested monthly in additional shares of the Money Market Fund at net asset value.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                           June 30, 2001 (Unaudited)

   ----------------------------------------------------------------------------


3. Transactions with Affiliates


The funds are charged management fees by Enterprise Capital Management, Inc. ("ECM") for furnishing management and administrative services. ECM has contractually agreed to limit the funds' expenses through May 1, 2002, to the expense ratios noted below. Enterprise Fund Distributors, Inc. ("EFD"), a wholly-owned subsidiary of ECM, serves as principal underwriter for shares of EGF. The Directors of EGF have adopted a Distributor's Agreement and Plan of Distribution (the "Plan") pursuant to rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each fund will pay EFD a distribution fee, accrued daily and payable monthly. The management fee, distribution fee, and maximum expense amounts are currently equal to the following annual percentage of average daily net assets for each class of shares:



                              Management
                                 Fee                Distribution Fee                       Maximum Expense Amount
                             ----------- --------------------------------------- -------------------------------------------
Fund                                          A          B          C        Y        A          B          C          Y
----------------------------             ---------- ---------- ---------- ------ ---------- ---------- ---------- ----------
Mid-Cap Growth               0.75%       0.45%      1.00%      1.00%      None   1.60%      2.15%      2.15%      1.15%
Multi-Cap Growth             1.00%       0.45%      1.00%      1.00%      None   1.85%      2.40%      2.40%      1.40%
Small Company Growth         1.00%       0.45%      1.00%      1.00%      None   1.85%      2.40%      2.40%      1.40%
Small Company Value          0.75%       0.45%      1.00%      1.00%      None   1.75%      2.30%      2.30%      1.30%
Capital Appreciation         0.75%       0.45%      1.00%      1.00%      None   1.75%      2.30%      2.30%      1.30%
Deep Value                   0.75%       0.45%      1.00%      1.00%      None   1.50%      2.05%      2.05%      1.05%
Equity                       0.75%       0.45%      1.00%      1.00%      None   1.60%      2.15%      2.15%      1.15%
Equity Income                0.75%       0.45%      1.00%      1.00%      None   1.50%      2.05%      2.05%      1.05%
Growth                       0.75%       0.45%      1.00%      1.00%      None   1.60%      2.15%      2.15%      1.15%
Growth and Income            0.75%       0.45%      1.00%      1.00%      None   1.50%      2.05%      2.05%      1.05%
Large-Cap                    0.75%       0.45%      1.00%      1.00%      None   1.60%      2.15%      2.15%      1.15%
Emerging Countries           1.25%       0.45%      1.00%      1.00%      None   2.25%      2.80%      2.80%      1.80%
International Core Growth    1.00%       0.45%      1.00%      1.00%      None   1.95%      2.50%      2.50%      1.50%
International Growth         0.85%       0.45%      1.00%      1.00%      None   2.00%      2.55%      2.55%      1.55%
Worldwide Growth             1.00%       0.45%      1.00%      1.00%      None   1.85%      2.40%      2.40%      1.40%
Global Financial Services    0.85%       0.45%      1.00%      1.00%      None   1.75%      2.30%      2.30%      1.30%
Global Health Care           1.00%       0.45%      1.00%      1.00%      None   1.85%      2.40%      2.40%      1.40%
Global Socially Responsive   0.90%       0.45%      1.00%      1.00%      None   1.75%      2.30%      2.30%      1.30%
International Internet       1.00%       0.45%      1.00%      1.00%      None   1.90%      2.45%      2.45%      1.45%
Internet                     1.00%       0.45%      1.00%      1.00%      None   1.90%      2.45%      2.45%      1.45%
Mergers and Acquisitions     0.90%       0.45%      1.00%      1.00%      None   1.90%      2.45%      2.45%      1.45%
Balanced                     0.75%       0.45%      1.00%      1.00%      None   1.40%      1.95%      1.95%      0.95%
Convertible Securities       0.75%       0.45%      1.00%      1.00%      None   1.60%      2.15%      2.15%      1.15%
Managed                      0.75%       0.45%      1.00%      1.00%      None   1.50%      2.05%      2.05%      1.05%
Government Securities        0.60%       0.45%      1.00%      1.00%      None   1.30%      1.85%      1.85%      0.85%
High-Yield Bond              0.60%       0.45%      1.00%      1.00%      None   1.30%      1.85%      1.85%      0.85%
Tax-Exempt Income            0.50%       0.45%      1.00%      1.00%      None   1.10%      1.65%      1.65%      0.65%
Money Market                 0.35%        None       None       None      None   0.70%      0.70%      0.70%      0.70%




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                           June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

ECM is a wholly-owned subsidiary of The MONY Life Insurance Company, which is wholly-owned by The MONY Group Inc. (NYSE:MNY). The MONY Group Inc. and its subsidiaries and affiliates had the following investments in EGF as of June 30, 2001:



Fund                               A           B           C            Y
---------------------------- ------------ ----------- ----------- -------------
Mid-Cap Growth                $  191,100   $190,500    $190,500    $    92,029
Multi-Cap Growth               1,180,200    166,800     166,600        410,001
Small Company Growth                  --         --          --        101,439
Small Company Value              266,475         --          --        340,001
Capital Appreciation             196,592         --          --        269,956
Deep Value                       300,900    300,900     300,900        101,839
Equity                         1,200,381         --          --        281,027
Equity Income                    180,848         --          --        103,516
Growth                           245,176         --          --     22,040,468
Growth & Income                       --         --          --        161,494
Large-Cap                        178,500    178,200     177,900         74,572
Emerging Countries               246,300    245,700     245,400        101,678
International Core Growth        241,500    241,200     240,600         95,195
International Growth           2,126,865         --          --     15,868,233
Worldwide Growth                 206,400    205,500     205,800         76,233
Global Financial Services         27,641         --          --      6,683,254
Global Health Care               261,000    259,500     259,800        265,630
Global Socially Responsive       284,400    283,800     283,200         98,725
International Internet           161,600    120,300     120,300        239,406
Internet                          78,427         --          --        436,868
Mergers and Acquisitions         309,000    308,400     308,100        227,558
Balanced                         676,200     96,200      96,200         97,000
Convertible Securities           266,700    265,800     265,500        108,432
Managed                        2,996,971         --          --     47,528,153
Government Securities            342,137         --          --         22,569
High-Yield Bond                   84,884         --          --         21,999
Tax-Exempt Income                     --         --       1,032         47,982
Money Market                   1,445,739         --          --        261,411

ECM has subadvisory agreements with various investment advisors as subadvisers for the funds of EGF. The management fee, as a percentage of average daily net assets of a fund, is paid to ECM, which pays a portion of the fee to the subadviser. 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group Inc., is the subadviser for the Equity Income Fund. For the six months ended June 30, 2001, ECM incurred subadvisory fees payable to 1740 Advisers, Inc. related to the Equity Income Fund of $259,759 with a related payable balance of $33,065 at June 30, 2001.


The portion of sales charges paid to MONY Securities Corporation, a wholly-owned subsidiary of The MONY Group Inc., was $5,749,296 for the six months ended June 30, 2001. The portion of sales charges paid to Trusted Advisors, also a wholly-owned subsidiary of The MONY Group Inc., was $134,982 for the six months ended June 30, 2001. The portion of sales charges paid to The Advest Group Inc., another wholly-owned subsidiary of The MONY Group Inc., was $227,801 for the six months ended June 30, 2001. The portion of sales charges paid to EFD was $642,678 for the six months ended June 30, 2001.


EFD uses its distribution fee from EGF to pay expenses on behalf of EGF related to the distribution and servicing of its shares. These expenses include a service fee to securities dealers that enter into a sales agreement with EFD. For the six months ended June 30, 2001, EFD incurred service fees of $1,240,844 payable to MONY Securities Corporation.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                           June 30, 2001 (Unaudited)

   ----------------------------------------------------------------------------


For the six months ended June 30, 2001, the following funds paid brokerage commissions to affiliates as follows:



Fund                            Commissions
------------------------------ ------------
  Multi-Cap Growth               $124,511
  Small Company Growth                432
  Small Company Value             218,666
  Capital Appreciation             26,106
  Equity Income                     5,580
  Growth                           60,145
  Growth and Income                 1,110
  Large-Cap                           432
  Emerging Countries                   18
  International Core                   30
  Worldwide Growth                    186
  Global Financial Services           120
  Global Health Care                1,800
  Global Socially Responsive          344
  International Internet           17,276
  Internet                        356,878
  Mergers and Acquisitions            175
  Balanced                            325
  Convertible Securities              237
  Managed                          94,197



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                           June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

4. Investment Transactions


For the six months ended June 30, 2001, purchases and sales proceeds of investments, other than short-term investments, were as follows:



                                   U.S. Government             Other Investment
                                     Obligations                  Securities
                             --------------------------- -----------------------------
Fund                           Purchases       Sales        Purchases        Sales
----------------------------   --------        ------       --------         ------
Mid-Cap Growth                         --            --   $ 10,024,043   $  4,142,446
Multi-Cap Growth                       --            --     75,765,316     69,543,372
Small Company Growth                   --            --     24,756,894     19,635,998
Small Company Value                    --            --     77,208,599     55,882,371
Capital Appreciation                   --            --    118,237,551    122,447,164
Deep Value                             --            --      2,822,246          9,353
Equity                                 --            --     31,538,837     10,150,413
Equity Income                          --            --     30,208,756     30,074,080
Growth                                 --            --    513,591,770    643,436,350
Growth and Income                      --            --     41,039,539      4,154,488
Large-Cap                              --            --     24,408,462     16,312,137
Emerging Countries                     --            --      5,023,644      4,296,345
International Core Growth              --            --      7,226,234      4,974,297
International Growth                   --            --     44,781,318     46,493,876
Worldwide Growth                       --            --     12,412,641      8,182,139
Global Financial Services              --            --      4,374,329      1,666,469
Global Health Care                     --            --     46,175,618     36,297,169
Global Socially Responsive             --            --      1,469,767        616,236
International Internet                 --            --     14,430,861     15,795,042
Internet                               --            --    405,219,096    403,199,932
Mergers and Acquisitions               --            --     26,023,138      7,658,616
Balanced                      $ 1,277,555   $   313,613      4,885,502      2,959,030
Convertible Securities                 --            --     16,567,447      9,635,685
Managed                                --            --    239,174,474    208,600,172
Government Securities          46,084,866    14,982,245             --        881,588
High-Yield Bond                 1,996,734     1,240,215     58,126,517     41,123,110
Tax-Exempt Income                      --            --      7,163,475      7,803,823



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                           June 30, 2001 (Unaudited)

   ----------------------------------------------------------------------------


Outstanding forward foreign currency contracts at June 30, 2001 were as follows:


International Growth Fund



                                Purchases                      Net Unrealized
 Settlement    --------------------------------------------    Appreciation/
    Date              Receive                Deliver           (Depreciation)
------------   ---------------------   --------------------   ---------------
  07/10/01     JPY     440,000,000     USD      3,862,360      $   (329,963)
  07/19/01     CHF       4,000,000     USD      2,476,780          (249,505)
  07/19/01     GBP       3,000,000     USD      4,434,150          (212,301)
  07/26/01     EUR      21,000,000     USD     19,517,820        (1,730,354)
  11/02/01     JPY     580,000,000     USD      4,888,533          (176,058)
                                                               ------------
                                                                 (2,698,181)
                                                               ------------


                                  Sales                        Net Unrealized
 Settlement    --------------------------------------------    Appreciation/
    Date             Receive                 Deliver           (Depreciation)
------------   --------------------   ---------------------   ---------------
  07/10/01     USD      3,888,987     JPY     440,000,000       $  356,590
  07/19/01     USD      2,448,730     CHF       4,000,000          221,455
  07/19/01     USD      4,415,100     GBP       3,000,000          193,251
  07/26/01     USD     19,419,204     EUR      21,000,000        1,631,738
  11/02/01     USD      4,777,201     JPY     580,000,000           64,727
  11/26/01     USD      6,147,648     EUR       7,200,000           58,800
                                                                ----------
                                                                 2,526,561
                                                                ----------
                                                                $ (171,620)
                                                                ==========

Transactions in call options written for the six months ended June 30, 2001, were as follows:



                                                         Number of    Premiums
                                                         Contracts    Received
                                                        ----------- -----------
Growth and Income Fund
Outstanding call options written at December 31, 2000        20      $  7,940
Options written                                              40         9,340
Options expired                                             (40)       (9,940)
                                                            ---      --------
Outstanding call options written at June 30, 2001            20      $  7,340
                                                            ===      ========

Certain funds may lend portfolio securities to qualified institutions. Loans are required to be secured at all times by collateral at least equal to 102% of the market value of securities loaned. The fund receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the fund. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case a fund could incur a loss. At June 30, 2001, the Global Health Care Fund had loaned portfolio securities with a market value of $4,908,320 and cash totaling $4,981,821 was held in the Fund's account at the custodian as collateral.


Any cash collateral received is invested into the State Street Navigator Securities Lending Prime Portfolio.


5. Borrowings


EGF, and another mutual fund under common control, are parties to a $50 million redemption line of credit with State Street Bank and Trust Co. whereby each fund may borrow up to its prospectus defined limitation. At June 30, 2001, there were no loans outstanding. Additionally, there were no funds that had outstanding balances at any time during the six months ended June 30, 2001.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                           June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

6. Capital Share Transactions


At June 30, 2001, each fund has 15,200,000,000 authorized shares at $0.001 par value. The following tables summarize the capital share activity by fund:



                                       Mid-Cap Growth Fund             Multi-Cap Growth Fund        Small Company Growth Fund
                                 -------------------------------- ------------------------------- -----------------------------
                                  Six Months                          Six Months                       Six Months
                                     Ended     For the Period of        Ended         Year Ended         Ended        Year Ended
                                   June 30,       10/31/00 to          June 30,        Dec. 31,         June 30,       Dec. 31,
                                     2001           12/31/00             2001            2000             2001           2000
                                 ------------ -------------------  --------------- ---------------  --------------- -------------
Class A
Shares sold                         335,806         301,932            7,586,918       9,293,724        1,196,529     1,188,465
Reinvestment of distributions            --              --                   --              --               --        83,997
Shares redeemed                    (104,074)        (34,482)          (7,485,057)     (4,368,825)      (1,121,494)     (682,057)
Net increase (decrease)             231,732         267,450              101,861       4,924,899           75,035       590,405
Class B
Shares sold                         326,229         164,952            1,110,970       7,503,702          233,998       726,178
Reinvestment of distributions            --              --                   --              --               --        91,811
Shares redeemed                     (21,569)         (1,257)          (1,037,781)     (1,192,348)        (109,274)     (160,224)
Net increase (decrease)             304,660         163,695               73,189       6,311,354          124,724       657,765
Class C
Shares sold                         199,325         130,620              326,389       3,063,130           46,754       206,356
Reinvestment of distributions            --              --                   --              --               --        20,207
Shares redeemed                      10,768          (2,966)            (474,473)       (822,142)         (41,157)      (84,211)
Net increase (decrease)             188,557         127,654             (148,084)      2,240,988            5,597       142,352
Class Y
Shares sold                           8,314          13,395               63,246          33,044           15,622        26,892
Reinvestment of distributions            --              --                   --              --               --        21,913
Shares redeemed                         792              --               (6,739)        (16,399)         (31,709)      (27,879)
Net increase (decrease)               7,522          13,395                9,996          16,645          (16,087)       20,926
Total net increase (decrease)       732,471         572,194               36,962      13,493,886          189,269     1,411,448



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                           June 30, 2001 (Unaudited)

   ----------------------------------------------------------------------------



                                      Small Company Value Fund         Capital Appreciation Fund     Deep Value Fund
                                  --------------------------------- ------------------------------- ----------------
                                     Six Months                          Six Months
                                        Ended         Year Ended           Ended         Year Ended      For the period
                                      June 30,         Dec. 31,           June 30,        Dec. 31,         5/31/01 to
                                        2001             2000               2001            2000             6/30/01
                                  ---------------- ----------------   --------------- ---------------   ----------------
Class A
Shares sold                           12,379,162       23,731,564         1,486,521       4,737,661         102,868
Reinvestment of distributions                 --        2,811,275                --         678,965             --
Shares redeemed                      (10,888,076)     (20,197,645)       (1,601,675)     (4,146,183)              (1)
Net increase (decrease)                1,491,086        6,345,194          (115,154)      1,270,443         102,867
Class B
Shares sold                            3,614,295        4,128,348           245,995       1,508,368         147,719
Reinvestment of distributions                 --        2,074,260                --         245,380             --
Shares redeemed                         (928,504)      (2,528,892)         (290,465)       (346,681)          (188)
Net increase (decrease)                2,685,791        3,673,716           (44,470)      1,407,067         147,531
Class C
Shares sold                            2,260,771        3,159,718            75,423         653,944         49,734
Reinvestment of distributions                 --          863,838                --          64,591             --
Shares redeemed                         (743,879)      (1,107,160)         (111,966)       (166,392)            --
Net increase (decrease)                1,516,892        2,916,396           (36,543)        552,143         49,734
Class Y
Shares sold                              332,582          107,069             6,594           6,795         10,200
Reinvestment of distributions                 --           12,794                --           1,371             --
Shares redeemed                          (15,180)         (85,535)           (5,514)         (1,970)           (39)
Net increase (decrease)                  317,402           34,328             1,080           6,196         10,161
Total net increase (decrease)          6,011,171       12,969,634          (195,087)      3,235,849         310,293


                                            Equity Fund
                                -----------------------------------
                                   Six Months
                                     Ended       For the Period of
                                    June 30,        10/31/00 to
                                      2001            12/31/00
                                --------------- -------------------
Class A
Shares sold                         3,148,092         8,990,552
Reinvestment of distributions              --            37,674
Shares redeemed                    (1,620,046)       (2,169,878)
Net increase (decrease)             1,528,046         6,858,348
Class B
Shares sold                         1,953,690         7,253,288
Reinvestment of distributions              --            48,518
Shares redeemed                    (1,174,299)         (669,179)
Net increase (decrease)               779,391         6,632,627
Class C
Shares sold                         1,916,319         4,827,214
Reinvestment of distributions              --            18,185
Shares redeemed                      (773,110)         (269,994)
Net increase (decrease)             1,143,209         4,575,405
Class Y
Shares sold                            61,786            37,061
Reinvestment of distributions              --               347
Shares redeemed                       (10,009)           (4,698)
Net increase (decrease)                51,777            32,710
Total net increase (decrease)       3,502,423        18,099,090



                                      Equity Income Fund                   Growth Fund
                                ------------------------------- ---------------------------------
                                   Six Months                      Six Months
                                     Ended         Year-Ended         Ended         Year Ended
                                    June 30,        Dec. 31,        June 30,         Dec. 31,
                                      2001            2000            2001             2000
                                --------------- --------------- ---------------- ----------------
Class A
Shares sold                         1,832,382         981,270       18,953,646       49,754,884
Reinvestment of distributions          16,340         408,957               --        4,694,246
Shares redeemed                    (1,726,076)     (1,750,741)     (21,441,413)     (55,925,840)
Net increase (decrease)               122,646        (360,514)      (2,487,767)      (1,476,710)
Class B
Shares sold                           225,754         291,682        2,316,347        6,988,715
Reinvestment of distributions           3,357         165,580               --        3,430,920
Shares redeemed                      (125,810)       (513,745)      (2,785,509)      (7,207,907)
Net increase (decrease)               103,301         (56,483)        (469,162)       3,211,728
Class C
Shares sold                            83,369         146,957        1,148,179        4,101,157
Reinvestment of distributions             831          33,580               --        1,188,792
Shares redeemed                       (52,144)       (193,863)      (1,291,961)      (4,830,121)
Net increase (decrease)                32,056         (13,326)        (143,782)         459,828
Class Y
Shares sold                             7,748             256          285,652        1,149,289
Reinvestment of distributions              45             122               --          293,941
Shares redeemed                          (483)         (1,088)        (520,269)      (1,744,962)
Net increase (decrease)                 7,310            (710)        (234,617)        (301,732)
Total net increase (decrease)         265,313        (431,033)      (3,335,328)       1,893,114



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                           June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------


                                   Growth and Income Fund         Large-Cap Growth Fund           Emerging Countries Fund
                                ---------------------------- -------------------------------- --------------------------------
                                 Six Months                   Six Months                        Six Months
                                    Ended       Year Ended       Ended     For the Period of      Ended      For the Period of
                                  June 30,       Dec. 31,      June 30,       10/31/00 to        June 30,       10/31/00 to
                                    2001           2000          2001           12/31/00           2001          12/31/00
                                ------------ --------------- ------------ ------------------- ------------- ------------------
Class A
Shares sold                        864,516       1,801,080      821,584        1,098,269           53,023        385,785
Reinvestment of distributions           --              --           --               --               --            --
Shares redeemed                   (662,230)     (1,044,318)    (459,176)         (42,899)        (134,190)           --
Net increase (decrease)            202,286         756,762      362,408        1,055,370          (81,167)       385,785
Class B
Shares sold                        705,905       1,622,709      516,295          279,199           21,361        37,066
Reinvestment of distributions           --              --           --               --               --            --
Shares redeemed                   (273,787)       (307,706)     (37,311)            (270)          (2,057)             (4)
Net increase (decrease)            432,118       1,315,003      478,984          278,929           19,304        37,062
Class C
Shares sold                        158,404         341,985      198,625          221,740           17,854        32,276
Reinvestment of distributions           --              --           --               --               --            --
Shares redeemed                    (75,248)       (115,758)     (39,731)          (1,588)          (2,088)           --
Net increase (decrease)             83,156         226,227      158,894          220,152           15,766        32,276
Class Y
Shares sold                         22,833          30,648        6,638           11,357            6,318        11,462
Reinvestment of distributions           --              --           --               --               --            --
Shares redeemed                    (36,271)        (38,313)      (1,017)            (112)             (14)           --
Net increase (decrease)            (13,438)         (7,665)       5,621           11,245            6,304        11,462
Total net increase (decrease)      704,122       2,290,327    1,005,907        1,565,696          (39,793)       466,585


                                       International Core
                                           Growth Fund
                                ---------------------------------
                                  Six Months
                                    Ended      For the Period of
                                   June 30,       10/31/00 to
                                     2001           12/31/00
                                ------------- -------------------
Class A
Shares sold                         160,706         132,466
Reinvestment of distributions            --              --
Shares redeemed                     (70,507)             --
Net increase (decrease)              90,199         132,466
Class B
Shares sold                         103,103          66,791
Reinvestment of distributions            --              --
Shares redeemed                     (12,951)         (2,503)
Net increase (decrease)              90,152          64,288
Class C
Shares sold                       1,075,915          62,637
Reinvestment of distributions            --              --
Shares redeemed                    (996,467)             --
Net increase (decrease)              79,448          62,637
Class Y
Shares sold                             596          11,334
Reinvestment of distributions            --              --
Shares redeemed                        (126)             --
Net increase (decrease)                 470          11,334
Total net increase (decrease)       260,269         270,725



                                   International Growth Fund          Worldwide Growth Fund
                                -------------------------------- --------------------------------
                                   Six Months                      Six Months
                                      Ended         Year Ended       Ended      For the Period of
                                    June 30,         Dec. 31,       June 30,       10/31/00 to
                                      2001             2000           2001          12/31/00
                                ---------------- --------------- ------------- ------------------
Class A
Shares sold                         18,328,345       9,928,772       207,133         580,022
Reinvestment of distributions               --         103,317            --              --
Shares redeemed                    (17,871,973)     (9,646,938)     (100,077)        (28,454)
Net increase (decrease)                456,372         385,151       107,056         551,568
Class B
Shares sold                            185,273         669,036       185,653          94,847
Reinvestment of distributions               --          55,608            --              --
Shares redeemed                       (166,987)       (243,075)       (7,154)           (296)
Net increase (decrease)                 18,286         481,569       178,499          94,551
Class C
Shares sold                            842,613         634,514       112,075         188,719
Reinvestment of distributions               --          14,509            --              --
Shares redeemed                       (830,683)       (464,014)       (4,816)         (2,235)
Net increase (decrease)                 11,930         184,909       107,259         186,484
Class Y
Shares sold                            689,209       1,236,839        49,292          11,124
Reinvestment of distributions               --          44,611            --              --
Shares redeemed                        680,092      (1,037,391)       (1,554)             --
Net increase (decrease)                  9,117         244,059        47,738          11,124
Total net increase (decrease)          495,705       1,295,688       440,553         843,727



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                           June 30, 2001 (Unaudited)

   ----------------------------------------------------------------------------



                                 Global Financial Services
                                            Fund                 Global Health Care Fund      Global Socially Responsive Fund
                                ---------------------------- -------------------------------- -------------------------------
                                 Six Months                   Six Months                       Six Months
                                    Ended       Year Ended       Ended     For the Period of     Ended     For the Period of
                                  June 30,       Dec. 31,      June 30,       10/31/00 to       June 30,      9/29/00 to
                                    2001           2000          2001           12/31/00          2001         12/31/00
                                ------------ --------------- ------------ ------------------- ----------- ------------------
Class A
Shares sold                        411,932       3,044,166      500,392          519,670         63,953        113,119
Reinvestment of distributions           --          56,477           --               --             --            --
Shares redeemed                   (373,348)     (1,660,570)    (174,649)         (38,922)        (2,873)          (83)
Net increase (decrease)             38,584       1,440,073      325,743          480,748         61,080        113,036
Class B
Shares sold                        480,512       1,150,564      558,540          394,559         47,194        60,542
Reinvestment of distributions           --          33,601           --               --             --            --
Shares redeemed                   (230,961)       (464,091)     (79,199)            (813)        (6,664)         (150)
Net increase (decrease)            249,551         720,074      479,341          393,746         40,530        60,392
Class C
Shares sold                        134,182         252,566      197,583          205,669          8,820        37,078
Reinvestment of distributions           --           6,165           --               --             --            --
Shares redeemed                    (74,696)        (98,439)     (42,062)          (2,995)        (4,220)             (1)
Net increase (decrease)             59,486         160,292      155,521          202,674          4,600        37,077
Class Y
Shares sold                          5,860          17,358        8,696           30,116            775        12,367
Reinvestment of distributions           --          30,069           --               --             --            --
Shares redeemed                       (809)         (8,396)      (5,984)              --            (36)       (2,315)
Net increase (decrease)              5,051          39,031        2,712           30,116            739        10,052
Total net increase (decrease)      352,672       2,359,470      963,317        1,107,284        106,949        220,557


                                                                                                           Mergers and
                                    International Internet Fund             Internet Fund           Acquisitions Fund
                                  -------------------------------- ------------------------------- ------------------
                                   Six Months                           Six Months
                                      Ended     For the Period of         Ended         Year Ended       For the period
                                    June 30,        6/30/00 to           June 30,        Dec. 31,          2/28/01 to
                                      2001           12/31/00              2001            2000              6/30/01
                                  ------------ -------------------   --------------- ---------------   ------------------
Class A
Shares sold                           94,032        2,221,563            7,147,338       6,999,848         1,125,399
Reinvestment of distributions             --               --                   --          14,593                --
Shares redeemed                     (234,622)        (495,959)          (7,170,397)     (4,903,911)          (56,821)
Net increase (decrease)             (140,590)       1,725,604              (23,059)      2,110,530         1,068,578
Class B
Shares sold                          124,272        1,369,738              727,211       4,634,133         1,132,533
Reinvestment of distributions             --               --                   --          14,360                --
Shares redeemed                     (186,058)        (164,561)            (848,810)     (1,652,910)           (7,535)
Net increase (decrease)              (61,786)       1,205,177             (121,599)      2,995,583         1,124,998
Class C
Shares sold                           15,279          471,558              174,726       1,687,999           488,399
Reinvestment of distributions             --               --                   --           4,901                --
Shares redeemed                      (75,913)         (75,076)            (376,790)       (783,227)           (3,695)
Net increase (decrease)              (60,634)         396,482             (202,064)        909,673           484,704
Class Y
Shares sold                            5,026          104,744               22,159          24,002            43,394
Reinvestment of distributions             --               --                   --             124                --
Shares redeemed                       (8,091)         (42,192)             (16,561)        (28,709)             (246)
Net increase (decrease)               (3,065)          62,552                5,598          (4,583)           43,148
Total net increase (decrease)       (266,075)       3,389,815             (341,124)      6,011,203         2,721,428


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                           June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------


                                        Balanced Fund        Convertible Securities Fund
                                  ------------------------- ------------------------------
                                   Six Months                  Six Months
                                      Ended     Year Ended       Ended     For the Period of
                                    June 30,     Dec. 31,       June 30,      10/31/00 to
                                      2001         2000           2001         12/31/00
                                  ------------ ------------   ----------- ------------------
Class A
Shares sold                          309,793    1,014,109       288,065        152,675
Reinvestment of distributions             --       23,492            --             --
Shares redeemed                     (140,973)    (525,877)      (30,390)          (271)
Net increase (decrease)              168,820      511,724       257,675        152,404
Class B
Shares sold                          461,965      658,293       353,230        235,527
Reinvestment of distributions             --       18,918            --             --
Shares redeemed                     (139,511)    (271,655)      (62,896)           (44)
Net increase (decrease)              322,454      405,556       290,334        235,483
Class C
Shares sold                          173,620      271,957       145,930        108,553
Reinvestment of distributions             --        4,362            --             --
Shares redeemed                      (89,947)     (50,599)      (10,542)            --
Net increase (decrease)               83,673      225,720       135,388        108,553
Class Y
Shares sold                               --           40         3,245         11,327
Reinvestment of distributions             --            8            --             --
Shares redeemed                         (294)          --          (251)           (50)
Net increase (decrease)                 (294)          48         2,994         11,277
Total net increase (decrease)        574,653    1,143,048       686,391        507,717


                                           Managed Fund             Government Securities Fund
                                  ------------------------------- -------------------------------
                                     Six Months                        Six Months
                                       Ended         Year Ended          Ended         Year Ended
                                      June 30,        Dec. 31,          June 30,        Dec. 31,
                                        2001            2000              2001            2000
                                  --------------- ---------------   --------------- ---------------
Class A
Shares sold                           1,347,630       2,353,346         7,202,051       5,968,739
Reinvestment of distributions                --       1,633,958           149,904         281,064
Shares redeemed                      (1,853,766)     (6,977,019)       (6,633,939)     (5,932,597)
Net increase (decrease)                (506,136)     (2,989,715)          718,016         317,206
Class B
Shares sold                             845,594       1,478,310         1,310,764       1,157,803
Reinvestment of distributions                --       1,725,664            76,221         127,977
Shares redeemed                      (1,108,227)     (5,740,996)         (507,313)     (1,059,070)
Net increase (decrease)                (262,633)     (2,537,022)          879,672         226,710
Class C
Shares sold                             105,821         250,949           503,619         506,395
Reinvestment of distributions                --         120,158            16,005          24,008
Shares redeemed                        (149,348)       (551,949)         (191,022)       (289,335)
Net increase (decrease)                 (43,527)       (180,842)          328,602         241,068
Class Y
Shares sold                             279,343         570,204            37,085          82,204
Reinvestment of distributions                --         998,424            17,173          35,218
Shares redeemed                        (653,527)     (3,694,437)          (27,833)        (62,226)
Net increase (decrease)                (374,184)     (2,125,809)           26,425          55,196
Total net increase (decrease)        (1,186,480)     (7,833,388)        1,952,715         840,180

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                           June 30, 2001 (Unaudited)

   ----------------------------------------------------------------------------



                                     High-Yield Bond Fund        Tax-Exempt Income Fund             Money Market Fund
                                ------------------------------- ------------------------- -------------------------------------
                                   Six Months                    Six Months                   Six Months
                                     Ended         Year Ended       Ended     Year Ended        Ended            Year Ended
                                    June 30,        Dec. 31,      June 30,     Dec. 31,        June 30,           Dec. 31,
                                      2001            2000          2001         2000            2001               2000
                                --------------- --------------- ------------ ------------ ----------------- -------------------
Class A
Shares sold                         4,024,377       1,724,718      820,570      344,706       863,420,106       1,688,696,593
Reinvestment of distributions         219,528         378,321       22,872       51,255         6,008,331          11,801,031
Shares redeemed                    (3,734,752)     (2,326,894)    (965,074)    (452,837)     (881,510,463)     (1,632,676,402)
Net increase (decrease)               509,153        (223,855)    (121,632)     (56,876)      (12,082,026)         67,821,222
Class B
Shares sold                         1,112,803         839,408      135,993      198,075        31,505,541          51,366,824
Reinvestment of distributions         109,977         202,138        4,793       11,189           697,102           1,307,209
Shares redeemed                      (349,299)     (1,030,077)    (140,002)    (160,059)      (26,047,930)        (57,440,289)
Net increase (decrease)               873,481          11,469          784       49,205         6,154,713          (4,766,526)
Class C
Shares sold                           450,349         465,643       22,970       33,690        27,920,004          36,977,615
Reinvestment of distributions          23,833          41,836        1,649        3,697           196,563             408,633
Shares redeemed                      (277,525)       (408,029)     (26,457)     (54,417)      (28,550,717)        (35,973,263)
Net increase (decrease)               196,657          99,450       (1,838)     (17,030)         (434,150)          1,412,985
Class Y
Shares sold                           199,364           7,400        9,345           37         2,122,964           5,303,896
Reinvestment of distributions           8,973          10,359           40            1            65,662             139,988
Shares redeemed                       (33,702)        (42,155)      (7,201)      (1,250)       (1,401,999)         (6,255,345)
Net increase (decrease)               174,635         (24,396)       2,184       (1,212)          786,627            (811,461)
Total net increase (decrease)       1,753,926        (137,332)    (120,502)     (25,913)       (5,574,836)         63,656,490



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                           June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

7. Tax Basis Unrealized Gain (Loss) on Investments and Distributions


At June 30, 2001, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:



                                                    Tax             Tax              Net
                                    Tax         Unrealized      Unrealized       Unrealized
Fund                               Cost            Gain           (Loss)         Gain (Loss)
---------------------------- ---------------- -------------- ---------------- ----------------
Mid-Cap Growth                $    8,656,598   $    580,106   $     (851,223)  $    (271,117)
Multi-Cap Growth                 194,760,174      9,100,089      (25,441,528)    (16,341,439)
Small Company Growth              91,041,838     18,814,680      (15,077,219)      3,737,462
Small Company Value              404,271,014     55,304,499      (34,405,244)     20,899,255
Capital Appreciation             227,914,155     17,021,269      (11,566,037)      5,455,232
Deep Value                         3,127,053         83,234          (62,286)         20,948
Equity                           185,692,711      8,633,093      (50,484,408)    (41,851,314)
Equity Income                    127,158,155     14,286,646       (4,189,604)     10,097,041
Growth                         1,648,596,200    204,965,202     (106,791,347)     98,173,855
Growth and Income                243,943,906     33,317,313      (22,692,446)     10,624,867
Large-Cap                         15,847,723        484,420         (983,301)       (498,881)
Emerging Countries                 3,748,140        165,229         (329,547)       (164,318)
International Core Growth          4,484,793         89,023         (317,591)       (228,568)
International Growth              89,818,225      4,168,606      (14,244,529)    (10,075,923)
Worldwide Growth                   9,238,821        218,095         (670,569)       (452,474)
Global Financial Services         32,098,998      5,587,321         (980,353)      4,606,968
Global Health Care                16,306,940      1,832,444         (348,789)      1,483,655
Global Socially Responsive         3,146,367        157,266         (219,418)        (62,152)
International Internet            18,358,784        488,354       (6,095,359)     (5,607,005)
Internet                         189,373,351     13,276,714      (11,476,911)      1,799,803
Mergers & Acquisitions            27,348,510        806,130         (397,526)        408,604
Balanced                          17,020,848        814,926         (612,323)        202,603
Convertible Securities            10,806,334        408,181         (646,350)       (238,168)
Managed                          257,117,667     23,326,287      (27,177,161)     (3,850,874)
Government Securities            167,616,081      2,057,473       (1,158,853)        898,620
High-Yield Bond                  121,249,792      1,817,257      (15,065,021)    (13,247,764)
Tax-Exempt Income                 27,341,832        950,052          (40,878)        909,174

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, market discounts, losses deferred due to wash sales, investments in passive foreign investment companies and excise tax regulations.


Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

   ----------------------------------------------------------------------------

                           June 30, 2001 (Unaudited)

   ----------------------------------------------------------------------------


At December 31, 2000, the following funds had net capital loss carryforwards for federal tax purposes of:



                                           Expiring
Fund                           Balance     Through
-------------------------- -------------- ---------
  Multi-Cap Growth          $36,841,908      2008
  International Internet      2,172,542      2008
  Internet                   33,006,340      2008
  Balanced                      479,111      2008
  Government Securities       3,680,330      2004
  High-Yield Bond             5,942,666      2008
  Tax-Exempt Income             185,495      2008
  Money Market                   30,011      2008

8. Subsequent Event


A Total Return Fund to be subadvised by Pacific Investment Management Company and a Strategic Allocation Fund to be subadvised by Brinson Advisers, Inc. are in registration with the SEC and anticipated to be declared effective on August 31, 2001.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ENTERPRISE Group of Funds, Inc.

                      [This Page Intentionally Left Blank]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                             DIRECTORS AND OFFICERS


            ---------------------------------------------------------
            ---------------------------------------------------------




                                   Directors

                                 Victor Ugolyn
                             Chairman and Director



             Arthur T. Dietz                       Arthur Howell
                 Director                             Director



          William A. Mitchell, Jr.                 Lonnie H. Pope
                 Director                             Director


             Samuel J. Foti                        Michael I. Roth
                 Director                             Director











                                    Officers

                                 Victor Ugolyn
                     President and Chief Executive Officer


                                Phillip G. Goff
                   Vice President and Chief Financial Officer

        Herbert M. Williamson                     Catherine R. McClellan
           Treasurer and                                Secretary
         Assistant Secretary



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                               Investment Advisor
                      Enterprise Capital Management, Inc.
                            Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                                   Suite 450
                             Atlanta, GA 30326-1022


                                  Distributor
                       Enterprise Fund Distributors, Inc.
                            Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                                   Suite 450
                             Atlanta, GA 30326-1022
                           Telephone: 1-800-432-4320



                                   Custodian
                      State Street Bank and Trust Company
                                   Boston, MA


                                 Transfer Agent
                     National Financial Data Services, Inc.
                               330 W. 9th Street
                             Kansas City, MO 64105
                           Telephone: 1-800-368-3527


                            Independent Accountants
                           PricewaterhouseCoopers LLP
                                Philadelphia, PA


                     Member - Investment Company Institute


                        [ENTERPRISE GROUP OF FUNDS LOGO]
                 INVEST WITH THE PROS THE PROFESSIONALS USE(TM)
                                 1-800-432-4320
                            www.enterprisefunds.com


                This report is not to be used in connection with
           the offering of shares of the funds unless accompanied or
                      preceded by an effective prospectus.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------